BLACKROCK FUNDS

BLACKROCK STRATEGIC PORTFOLIO I

This Prospectus relates to shares of the BlackRock Strategic Portfolio I (the Portfolio) of BlackRock Funds II (the Fund). The investment adviser for the Fund is BlackRock Financial Management, Inc. (BlackRock).

PROSPECTUS

January 31, 2008

The Portfolio included in this Prospectus was formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). Effective June 8, 2007, the Portfolio became a portfolio of BlackRock Funds II (the Fund), a separate Massachusetts business trust. The Portfolio’s investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the Portfolio was part of the Former Trust, and references to the Fund or a Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Portfolio as part of the Former Trust, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index (hedged): An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is hedged.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

Investment Goal of the Portfolio

The investment goal of the Portfolio is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. The investment goal may be changed by the Fund’s Board of Trustees without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. When determining what securities to purchase and sell, the management team considers the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The management team also considers how the purchase or sale will affect the Portfolio’s duration relative to the

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benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the management team conducts intense credit analysis and review of each security purchased or sold.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio’s duration with a target of 0-8 years in the Portfolio.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The management team may, when consistent with the Portfolio’s investment goals, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may, from time to time take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in response to adverse market, economic, political, or other conditions. This may result in the inability of the Portfolio to meet its respective investment goal.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

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Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Four of the main risks of investing in the Portfolio are: the Portfolio’s non-diversified status, interest rate risk, credit risk and the risk associated with investing in bonds of non-U.S. issuers.

Non-diversified Status.    The Portfolio is classified as a non-diversified portfolio under the Investment Company Act of 1940. Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio.

Interest rate risk.    Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Credit risk.    Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-U.S. Securities Risk.    Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

The expenses of the Portfolio can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

Additional Risks

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund’s hedging transactions will be effective.

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Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when it uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing the Portfolio’s return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Portfolio to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Portfolio’s performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

RISK/RETURN SUMMARY: PERFORMANCE INFORMATION

The chart and table below give you a picture of the long-term performance of the Portfolio. The information shows you how the Portfolio’s performance has varied since the Portfolio’s inception date and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio’s performance to that of Citigroup Non-U.S. World Government Bond Index (hedged),

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a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock Advisers, LLC and its affiliates had not waived or reimbursed certain fund expenses during these periods, the Portfolio’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS

Best Quarter

Q3 ‘07: 8.60%

Worst Quarter

Q2 ‘07: -5.88%

‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07
9.82%	1.91%	16.91%	8.89%	11.00%	3.30%	4.24%	2.60%	2.82%	6.06%

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date
Strategic Portfolio I
Return Before Taxes	6.06%	3.79%	6.66%	10/06/97
Return After Taxes on Distributions	4.83%	2.49%	3.72%	10/06/97
Return After Taxes on Distributions and Sale of Shares	3.90%	2.48%	3.84%	10/06/97
Citigroup Non-U.S. World Government Bond Index (hedged)	4.88%	4.14%	5.74%	N/A

*       The chart and the table both assume reinvestment of dividends and distributions.

Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY: FEE TABLE

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The “Annual Portfolio Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current expenses) and may not reflect expenses of the Portfolio after February 1, 2009.

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BLACKROCK STRATEGIC PORTFOLIO I
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Advisory fees	0.20%

Other expenses	0.20%

Acquired fund fees and expenses	0.01%

Total annual fund operating expenses	0.41%

Fee waivers and expense reimbursements(1)	0.14%

Net expenses(1)	0.27%

(1)

BlackRock has contractually agreed to waive or reimburse all “Advisory fees” and to cap “Total Portfolio operating expenses” at 0.26% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. In addition, BlackRock has voluntarily agreed to waive or reimburse certain administration fees payable by the Portfolio to BlackRock. Including voluntary waivers, the net expenses of the Portfolio are estimated to be 0.14% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets. BlackRock may discontinue this voluntary arrangement at any time. To the extent that expenses of the Portfolio unrelated to administration fees payable to BlackRock increase, “Total Portfolio operating expenses” could exceed 0.14% (but will not exceed 0.26% until February 1, 2009)(excluding interest expense, acquired fund fees and expenses and certain other fund expenses).

Example:    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BlackRock Strategic Portfolio I	$28	$118	$216	$504

MANAGEMENT OF THE FUND

Adviser.    The Portfolio’s investment adviser is BlackRock Financial Management, Inc. (BlackRock or the Adviser). The Adviser’s principal business address is 40 E. 52nd Street, New York, NY 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment firms in the United States with $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc., is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. and Merrill Lynch & Co. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities. BlackRock provides asset management services with respect to U.S. and non-U.S. fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility:Andrew Gordon, Managing Director of BlackRock since 1996, Scott Thiel, Managing Director of BlackRock since 2002 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Gordon is co-head of Non-US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. His responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income market. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Thiel is co-head of Non-US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. Mr. Thiel’s primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock in 2002, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Spodek is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock’s Portfolio Management Group and became a portfolio manager in 1995.

BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts. For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio’s average daily net assets. There were no advisory fees paid by the Portfolio to BlackRock for the fiscal year

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ended September 30, 2006. BlackRock has contractually agreed to waive all of its advisory fee from the Portfolio until February 1, 2009.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Administrators.    BlackRock Advisors, LLC (BAI) and PFPC Inc. (PFPC) (the Administrators) serve as the Portfolio’s co-administrators. BAI is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of The PNC Financial Services Group, Inc.

The Administrators generally assist the Portfolio in all aspects of their administration and operation, including matters relating to the maintenance of financial records, fund accounting and the servicing of investors in the Portfolio. Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Portfolio’s average daily net assets, 0.065% of the next $500 million of the Portfolio’s average daily net assets and 0.055% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets allocated to shares of the Portfolio, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to shares of the Portfolio in excess of $1 billion.

Transfer Agent, Dividend Disbursing Agent and Custodian.    PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Portfolio’s custodian and PFPC Inc., whose principal offices are located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as their transfer agent and dividend disbursing agent.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds’ portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

PURCHASES AND REDEMPTIONS

Distributor.    Shares of the Portfolio are offered on a continuous basis for the Fund by its distributor, BlackRock Distributors, Inc. (BDI or the Distributor). The Distributor is a registered broker/dealer with principal offices at 760 Moore Road, King of Prussia, PA 19406-1212.

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Purchase of Shares.    Shares of the Portfolio are offered to the separate account clients of the Adviser.

Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by 3:00 p.m. (Eastern Time) on a Business Day are priced the same day. A “Business Day” is any weekday that the New York Stock Exchange (the NYSE) is open for business.

Purchase orders may be placed by telephoning (800) 441-7762. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.

There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolio’s custodian by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Portfolio, be made in the form of securities that are permissible investments for the Portfolio. If payment is not received by this time, you will be responsible for any loss to the Fund.

The Portfolio may in its discretion reject any order for shares.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires the Fund to obtain, verify and record a person’s name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent or its financial intermediaries to attempt to verify the person’s identity. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

Distribution and Service Plan.

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Redemption of Shares.    Redemption orders for shares may be placed by telephoning (800) 441-7762. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The Portfolio, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolio and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolio’s custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolio’s custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolio’s custodian is open for business. The Portfolio reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Portfolio.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Portfolio may also suspend the right of redemption or postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions. They may redeem shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property when determined appropriate in light of the Portfolio’s responsibilities under the 1940 Act. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio (for example, if the Portfolio is consistently losing money). Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

MARKET TIMING AND REDEMPTION FEES

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Net Asset Value” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

10

Each of BlackRock’s High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

NET ASSET VALUE

The net asset value for the Portfolio is determined as of the close of business on the NYSE, generally 4:00 p.m. (Eastern Time), on days that the NYSE is open for trading, except on days on which no orders to purchase or redeem have been received. Net asset value will not be calculated on days when the NYSE is not open for business. Notwithstanding whether any orders to purchase or redeem have been received or whether the NYSE is open for business, the net asset value will be calculated on the last day of each month. Net asset value for the Portfolio is calculated by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

11

DIVIDENDS AND DISTRIBUTIONS

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Dividends of net investment income derived by a fund are paid within 10 days after the end of month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct BlackRock in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

TAXATION OF DISTRIBUTIONS

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

12

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolio, including the extent of any state or local taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, non-U.S. trusts or estates, non-U.S. corporations or non-U.S. partnerships may be subject to different U.S. Federal income tax treatment.

STATEMENTS

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Portfolio delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

FINANCIAL HIGHLIGHTS

The financial information in the table below shows the Portfolio’s financial performance for the periods indicated. Certain information reflects results for a single share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

13

BlackRock Strategic Portfolio I

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/07	9/30/06	9/30/05	9/30/04	9/30/03(1)
For a share outstanding throughout the period:

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period	$8.66	$8.78	$8.75	$8.85	$8.87

Net investment income	0.28 (2)	0.30 (2)	0.36 (2)	0.33 (2)	0.42

Net realized and unrealized gain (loss) on investments	(0.01)	(0.09)	0.03	(0.10)	0.13

Net increase from investment operations	0.27	0.21	0.39	0.23	0.55

Distributions from net investment income	(0.38)	(0.30)	(0.36)	(0.16)	(0.57)

Distributions from net realized gains	—	(0.03)	—	—	—

Distributions from capital	—	—	—	(0.17)	—

Total distributions	(0.38)	(0.33)	(0.36)	(0.33)	(0.57)

Net asset value, end of period	$8.55	$8.66	$8.78	$8.75	$8.85

TOTAL RETURN	3.26%	2.49%	4.47%	2.69%	6.39%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)	$57,098	$82,029	$71,286	$67,310	$56,122

Ratio of expenses to average net assets	0.14%	0.18%	0.22%	0.42%	0.26%
Ratio of expenses to average net assets (excluding interest expense)	0.14%	0.18%	0.20%	0.23%	0.26%
Ratio of expenses to average net assets (excluding waivers)	0.40%	0.47%	0.58%	0.71%	0.50%

Ratio of net investment income to average net assets	3.30%	3.50%	4.03%	3.80%	3.89%
Ratio of net investment income to average net assets (excluding waivers)	3.04%	3.21%	3.67%	3.51%	3.65%

Portfolio turnover	40%	156%	223%	203%	235%

(1)Audited by other auditors.

(2)Calculated using the average shares method.

The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

14

The Statement of Additional Information (SAI) dated January 31, 2008, includes additional information about the Portfolio. Additional information about the Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The current SAI and the Fund’s annual and semi-annual reports to shareholders may be obtained free of charge from the Fund by calling (800) 441-7762. Shareholder inquiries also may be made at this number. The SAI, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Information about the Fund (including the SAI) can be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Investment Adviser	Portfolio Characteristics and Holdings
BlackRock Financial Management, Inc. New York, New York	A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

Administrator BlackRock Advisors, LLC New York, New York	For information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call (800) 441-7762.

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Distributor
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania

Counsel
Simpson Thacher & Bartlett LLP
New York, New York

Independent Registered Public Accountant
Deloitte & Touche LLP
Philadelphia, Pennsylvania

Investment Company Act File
No. 811-05742

BlackRock Strategic Portfolio I

Prospectus

January 31, 2008

15

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Portfolios

BlackRock Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Bond II

Long Duration Bond

Total Return II

Government Income

Inflation Protected Bond

GNMA

International Bond

High Yield Bond

AMT-Free Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Bond II	19

	Long Duration Bond	28

	Total Return II	35

	Government Income	43

	Inflation Protected Bond	51

	GNMA	61

	International Bond	69

	High Yield Bond	77

	AMT-Free Municipal Bond	87

About Your Investment	How to Buy/Sell Shares	96

	Dividends/Distributions/Taxes	108

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

How to Find the

Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 11 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

2

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are backed by the full faith and credit of the U.S. Government. No assurance can be given that the

4

U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

5

The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS

Enhanced Income

6

As of 12/31/07

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income
Return Before Taxes	3.47%	3.01%	03/04/04
Return After Taxes on Distributions	1.73%	1.67%
Return After Taxes on Distributions and Sale of Shares	2.24%	1.79%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	5.72%	3.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.40%
Interest expense	0.01%
Other expenses	0.29%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.71%
Fee waivers and expense reimbursements[1]	0.39%
Net expenses[1]	0.32%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.30% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

7

at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$33	$188	$357	$846

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception, and Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$9.85	$9.86	$9.94	$10.00
Income from investment operations
Net investment income[2]	0.47	0.40	0.29	0.11
Net loss on investments (both realized and unrealized)	(0.06)	– – [3]	(0.08)	(0.05)
Total from investment operations	0.41	0.40	0.21	0.06
Less distributions
Distributions from net investment income	(0.47)	(0.41)	(0.29)	(0.12)
Net asset value at end of period	$9.79	$9.85	$9.86	$9.94
Total return	4.22%	4.16%	2.15%	0.58%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,165	$18,172	$23,641	$18,677
Ratios of expenses to average net assets Net expenses	0.31%	0.30%	0.32%	0.30%[5]
Net expenses (excluding interest expense)	0.30%	0.30%	0.30%	0.30%[5]
Total expenses	0.74%	0.69%	0.72%	1.14%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.71%	4.09%	2.94%	1.87%[5]
Before advisory/administration and other fee waivers	4.28%	3.70%	2.54%	1.03%[5]
Portfolio turnover rate	68%	108%	147%	208%

1  Commenced operations on March 4, 2004.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Not annualized.

5  Annualized.

9

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non- U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or

10

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

11

additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also

12

reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently

13

make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

14

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond
Return Before Taxes	5.73%	3.00%	4.81%	07/17/92
Return After Taxes on Distributions	4.06%	1.73%	3.00%
Return After Taxes on Distributions and Sale of Shares	3.70%	1.81%	2.99%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	7.32%	3.12%	4.75%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.49%
Interest expense[1]	– –%
Other expenses	0.16%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	0.65%
Fee waivers and expense reimbursements[3]	0.25%
Net expenses[3]	0.40%

1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$41	$183	$337	$787

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

16

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero has been a member of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception and Mr. Kopstein since January 2003. Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.86	$9.92	$10.09	$10.23	$10.25
Income from investment operations
Net investment income	0.44 [2]	0.40 [2]	0.32 [2]	0.23 [2]	0.30
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.05)	(0.17)	(0.11)	0.01
Total from investment operations	0.53	0.35	0.15	0.12	0.31
Less distributions
Distributions from net investment income	(0.44)	(0.41)	(0.32)	(0.21)	(0.32)
Distributions from net realized gains	– –	– –	– –	(0.04)	(0.01)
Total distributions	(0.44)	(0.41)	(0.32)	(0.25)	(0.33)
Redemption fees added to paid-in capital	– –	– –	– – [3]	– –	– –
Net asset value at end of period	$9.95	$9.86	$9.92	$10.09	$10.23
Total return	5.55%	3.61%	1.49%[4]	1.18%	2.98%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$419,426	$540,714	$543,043	$772,355	$625,363
Ratios of expenses to average net assets
Net expenses	0.40%	0.41%	0.40%	0.40%	0.40%
Net expenses (excluding interest expense)	0.40%	0.40%	0.40%	0.40%	0.40%
Total expenses	0.66%	0.68%	0.68%	0.65%	0.67%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.50%	4.02%	3.22%	2.25%	2.31%
Before advisory/administration and other fee waivers	4.24%	3.75%	2.94%	1.99%	2.04%
Portfolio turnover rate	148%	72%	127%	216%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the total return.

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BlackRock

Intermediate Bond Portfolio II

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and 3the increase or decrease in share price.

date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed

20

securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the

22

management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in May 1998. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

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As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	6.77%	4.07%	5.85%	09/17/93
Return After Taxes on Distributions	5.06%	2.41%	3.66%
Return After Taxes on Distributions and Sale of Shares	4.36%	2.53%	3.67%
Lehman Brothers Intermediate Govt./ Credit Index (Reflects no deduction for fees, expenses or taxes)	7.39%	4.06%	5.76%	N/A

  *  The information for the fund in chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Interest expense	0.02%
Other expenses	0.16%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.68%
Fee waivers and expense reimbursements[2]	0.21%
Net expenses[2]	0.47%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$48	$196	$358	$827

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.24	$9.32	$9.57	$9.89	$9.81
Income from investment operations
Net investment income	0.42 [2]	0.39 [2]	0.35 [2]	0.35 [2]	0.49
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.07)	(0.20)	(0.09)	0.13
Total from investment operations	0.48	0.32	0.15	0.26	0.62
Less distributions
Distributions from net investment income	(0.44)	(0.40)	(0.32)	(0.36)	(0.52)
Distributions from net realized gains	– –	– –	(0.08)	(0.22)	(0.02)
Total distributions	(0.44)	(0.40)	(0.40)	(0.58)	(0.54)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.28	$9.24	$9.32	$9.57	$9.89
Total return	5.33%	3.54%[4]	1.61%	2.72%	6.56%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$262,145	$397,585	$435,529	$444,821	$392,112
Ratios of expenses to average net assets
Net expenses	0.47%	0.45%	0.45%	0.45%	0.45%
Net expenses (excluding interest expense)	0.45%	0.45%	0.45%	0.45%	0.45%
Total expenses	0.68%	0.67%	0.70%	0.69%	0.69%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.59%	4.20%	3.75%	3.67%	4.92%
Before advisory/administration and other fee waivers	4.38%	3.98%	3.50%	3.43%	4.68%
Portfolio turnover rate	101%	113%	194%	216%	220%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in the total return calculations. There was no impact on the return.

27

BlackRock

Long Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of December 31, 2007, the duration of the benchmark was 10.87 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest

28

rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

29

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has

30

declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The fund is newly organized and therefore no performance information is presented.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Other expenses[1]	0.35%
Total annual fund operating expenses	0.85%
Fee waivers and expense reimbursements[2]	0.45%
Net expenses[2]	0.40%

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
BlackRock Shares	$41	$226

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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responsibility: Stuart Spodek, Managing Director of BFM since 2002, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Spodek has been a portfolio manager of the fund since inception, and Mr. Phillips and Mr. Marra have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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BlackRock

Total Return Portfolio II

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest

36

rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which

37

could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

38

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	5.90%	4.35%	5.98%	12/09/92
Return After Taxes on Distributions	4.18%	2.58%	3.66%
Return After Taxes on Distributions and Sale of Shares	3.80%	2.69%	3.68%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.46%
Interest expense	0.04%
Other expenses	0.13%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.63%
Fee waivers and expense reimbursements[2]	0.19%
Net expenses[2]	0.44%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return

40

each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$45	$183	$332	$768

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.51	$9.64	$9.76	$10.03	$10.02
Income from investment operations
Net investment income	0.45 [2]	0.43 [2]	0.40 [2]	0.40 [2]	0.45
Net gain (loss) on investments (both realized and unrealized)	(0.05)	(0.08)	(0.11)	(0.06)	0.16
Total from investment operations	0.40	0.35	0.29	0.34	0.61
Less distributions
Distributions from net investment income	(0.44)	(0.43)	(0.39)	(0.36)	(0.55)
Distributions from net realized gains	– –	(0.05)	(0.02)	(0.25)	(0.05)
Total distributions	(0.44)	(0.48)	(0.41)	(0.61)	(0.60)
Net asset value at end of period	$9.47	$9.51	$9.64	$9.76	$10.03
Total return	4.33%	3.74%	2.96%	3.83%	6.33%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,613,031	$1,619,004	$1,543,861	$1,400,826	$1,035,461
Ratios of expenses to average net assets
Net expenses	0.44%	0.40%	0.40%	0.40%	0.40%
Net expenses (excluding interest expense)	0.40%	0.40%	0.40%	0.40%	0.40%
Total expenses	0.63%	0.61%	0.64%	0.63%	0.65%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.74%	4.51%	4.13%	4.13%	4.52%
Before advisory/administration and other fee waivers	4.55%	4.30%	3.89%	3.89%	4.28%
Portfolio turnover rate	324%	197%	351%	360%	659%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

42

BlackRock

Government Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay on its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed

44

securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

45

some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in February 2003. The performance of BlackRock Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

47

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income
Return Before Taxes	4.57%	3.73%	6.28%	10/03/94
Return After Taxes on Distributions	2.71%	2.03%	4.16%
Return After Taxes on Distributions and Sale of Shares	2.92%	2.19%	4.09%
50% Lehman Brothers MBS Index/50% Merrill Lynch 10-Year Tsy. Index (Reflects no deduction for fees, expenses or taxes)	8.33%	4.17%	5.75%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their share through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.48%
Interest expense	0.14%
Other expenses	0.16%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.78%
Fee waivers and expense reimbursements[2]	0.19%
Net expenses[2]	0.59%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$60	$230	$415	$948

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other period shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Government Income Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	For the Period Ended 9/30/03[1,2]
Net asset value at beginning of period	$10.75	$10.91	$11.18	$11.34	$11.27
Income from investment operations
Net investment income	0.55 [3]	0.50 [3]	0.48 [3]	0.47 [3]	0.60 [3]
Net loss on investments (both realized and unrealized)	(0.46)	(0.19)	(0.21)	(0.05)	(0.19)
Total from investment operations	0.09	0.31	0.27	(0.42)	0.41
Less distributions
Distributions from net investment income	(0.50)	(0.47)	(0.52)	(0.42)	(0.34)
Distributions from capital	– –	– –	(0.02)	– –	– –
Distributions from net realized gains	– –	– –	– –	(0.16)	– –
Total distributions	(0.50)	(0.47)	(0.54)	(0.58)	(0.34)
Net asset value at end of period	$10.34	$10.75	$10.91	$11.18	$11.34
Total return	1.19%	2.96%	2.43%	3.85%	3.68%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6	$9,440	$9,164	$10,899	$3
Ratios of expenses to average net assets
Net expenses	0.59%	0.45%	0.45%	0.44%	0.29%[5]
Net expenses (excluding interest expense)	0.45%	0.45%	0.45%	0.44%	0.29%[5]
Total expenses	0.78%	0.70%	0.77%	0.78%	0.47%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	5.13%	4.65%	4.35%	4.25%	2.95%[5]
Before advisory/administration and other fee waivers	4.94%	4.40%	4.03%	3.92%	2.76%[5]
Portfolio turnover rate	1,659%	551%	662%	345%	1,981%[6]

1  Commenced operations on February 10, 2003.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Not annualized.

5  Annualized.

6  Includes dollar roll transactions, excluding these transactions the Portfolio turnover would have been 371%.

50

BlackRock

Inflation Protected Bond Portfolio

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund is also subject to deflation risk. Deflation risk is the possibility that prices throughout the economy decline over time—the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

53

the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with

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the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

As of 12/31/07

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond
Return Before Taxes	12.05%	7.05%	06/28/04
Return After Taxes on Distributions	10.13%	4.87%
Return After Taxes on Distributions and Sale of Shares	7.75%	4.74%
Lehman Global Real: U.S. TIPS Index (Reflects no deduction for fees, expenses or taxes)	11.63%	6.36%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.40%
Other expenses	0.25%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.66%
Fee waivers and expense reimbursements[1]	0.35%
Net expenses[1]	0.31%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.30% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$32	$176	$333	$789

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002 and Brian Weinstein, Managing Director of BFM.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield

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curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$9.84	$10.35	$10.38	$10.00
Income from investment operations
Net investment income[2]	0.19	0.55	0.41	0.12
Net gain (loss) on investments (both realized and unrealized)	0.30	(0.26)	0.19	0.38
Total from investment operations	0.49	0.29	0.60	0.50
Less distributions
Distributions from net investment income	(0.43)	(0.67)	(0.53)	(0.12)
Distributions from net realized gains	(0.03)	(0.13)	(0.10)	– –
Total distributions	(0.46)	(0.80)	(0.63)	(0.12)
Net asset value at end of period	$9.87	$9.84	$10.35	$10.38
Total return	5.07%	3.00%	5.91%	5.05%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,954	$17,890	$22,975	$20,763
Ratios of expenses to average net assets Net expenses	0.30%	0.30%	0.30%	0.30%[4,5]
Net expenses (excluding interest expenses)	0.30%	0.30%	0.30%	0.30%[4,5]
Total expenses	0.67%	0.85%	0.97%	2.61%[4,5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.98%	5.59%	4.01%	4.29%[4,5]
Before advisory/administration and other fee waivers	1.61%	5.04%	3.34%	1.98%[4,5]
Portfolio turnover rate	219%	235%	419%	96%

1  Commenced operations on June 28, 2004.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

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BlackRock

GNMA Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

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additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to

63

sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in December 2002. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	7.02%	4.24%	5.91%	05/18/98
Return After Taxes on Distributions	5.01%	2.32%	3.57%
Return After Taxes on Distributions and Sale of Shares	4.51%	2.48%	3.60%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	6.98%	4.39%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.55%
Interest expense	0.04%
Other expenses	0.22%
Acquired fund feed and expenses	0.01%
Total annual fund operating expenses	0.82%
Fee waivers and expense reimbursements[1]	0.32%
Net expenses[1]	0.50%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$51	$230	$424	$984

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

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Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and another independent registered public accounting firm (for the other period shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	For the Period Ended 9/30/03[1,2]
Net asset value at beginning of period	$9.53	$9.69	$9.87	$10.02	$10.27
Income from investment operations
Net investment income	0.47 [3]	0.45 [3]	0.44 [3]	0.48 [3]	0.41
Net loss on investments (both realized and unrealized)	(0.05)	(0.08)	(0.20)	(0.14)	(0.18)
Total from investment operations	0.42	0.37	0.24	0.34	0.23
Less distributions
Distributions from net investment income	(0.51)	(0.53)	(0.42)	(0.49)	(0.48)
Net asset value at end of period	$9.44	$9.53	$9.69	$9.87	$10.02
Total return	4.56%	3.93%	2.44%	4.02%	2.33%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$12,162	$11,632	$10,915	$10,659	$59,935
Ratios of expenses to average net assets
Net expenses	0.49%	0.45%	0.45%	0.50%	0.35%[5]
Net expenses (excluding interest expense)	0.45%	0.45%	0.45%	0.45%	0.35%[5]
Total expenses	0.81%	0.78%	0.85%	0.83%	0.61%[5]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	4.96%	4.71%	4.53%	4.85%	3.32%[5]
Before advisory/administration fee waivers	4.64%	4.38%	4.13%	4.51%	3.05%[5]
Portfolio turnover rate	553%	320%	521%	228%	1,365%[6]

1  Commenced operations on December 19, 2002.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Not Annualized.

5  Annualized.

6  Includes dollar roll transactions, excluding these transactions the Portfolio turnover would have been 268%.

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BlackRock

International Bond Portfolio

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest

70

paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

71

some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund

72

securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in May 2004. The performance of BlackRock Shares for the period before they were launched is based on the performance of Service Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

International Bond

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
International Bond
Return Before Taxes	9.45%	6.43%	7.10%	07/01/91
Return After Taxes on Distributions	9.14%	5.49%	5.13%
Return After Taxes on Distributions and Sale of Shares	6.14%	4.97%	4.87%
Citigroup Non-U.S. WGB Index (Reflects no deduction for fees, expenses or taxes)	11.45%	7.54%	6.30%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.55%
Interest expense[1]	– –%
Other expenses	0.20%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	0.75%
Fee waivers and expense reimbursements[3]	– –%
Net expenses[3]	0.75%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

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  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.78% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$77	$240	$417	$930

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. His responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income market. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Mr. Thiel's primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock in 2002, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountants for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

International Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$10.98	$11.13	$11.41	$10.96
Income from investment operations
Net investment income[2]	0.35	0.33	0.30	0.11
Net gain (loss) on investments (both realized and unrealized)	0.57	(0.18)	0.03	0.51
Total from investment operations	0.92	0.15	0.33	0.62
Less distributions
Distributions from net investment income	(0.33)	(0.30)	(0.60)	(0.17)
Distributions from net realized gains	– –	– –	(0.01)	– –
Total distributions	(0.33)	(0.30)	(0.61)	(0.17)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]
Net asset value at end of period	$11.57	$10.98	$11.13	$11.41
Total return	8.56%[4,5]	1.44%[5]	2.62%[5]	5.71%[6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$87,530	$144,623	$98,721	$35,748
Ratios of expenses to average net assets Net expenses	0.75%	0.77%	0.78%	0.78%[7]
Net expenses (excluding interest expense)	0.75%	0.77%	0.78%	0.78%[7]
Total expenses	0.75%	0.81%	0.83%	0.89%[7]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.18%	3.05%	2.59%	2.58%[7]
Before advisory/administration and other fee waivers	3.18%	3.01%	2.54%	2.47%[7]
Portfolio turnover rate	77%	148%	164%	240%

1 Commenced operations on May 18, 2004.

2 Calculated using the average shares outstanding method.

3 Redemption fees added to paid-in capital are less than $0.005 per share.

4 The total return was not impacted by losses, reimbursed by the investment advisor in the amount of $17,441, incurred as a result of a violation of a fundamental investment policy.

5 Redemption fee of 2.00% is reflected in total return calculations. There was no impact on the return.

6 Not annualized.

7 Annualized.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligation, which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay to a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value

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may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

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The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The

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fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

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In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

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As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	2.86%	11.50%	7.38%	11/19/98
Return After Taxes on Distributions	0.12%	8.28%	3.53%
Return After Taxes on Distributions and Sale of Shares	1.86%	8.03%	3.85%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index (Reflects no deduction for fees, expenses or taxes)	2.27%	10.74%	6.40%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.48%
Interest expense	0.05%
Other expenses	0.19%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.72%
Fee waivers and expense reimbursements[2]	0.12%
Net expenses[2]	0.60%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$61	$218	$389	$883

Fund Management

The fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (BFM) since 2006 and James Keenan, CFA, Managing Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day to day management of the fund's portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Vice Chairman of BFM since 2007, are also part of the fund's management team.

Mr. Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment

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strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since 2003, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$7.92	$8.09	$8.14	$7.74	$6.75
Income from investment operations
Net investment income	0.63 [2]	0.58 [2]	0.64 [2]	0.62 [2]	0.71
Net gain on investments (both realized and unrealized)	0.04	– – [3]	0.05	0.37	1.03
Total from investment operations	0.67	0.58	0.69	0.99	1.74
Less distributions
Distributions from net investment income	(0.61)	(0.61)	(0.60)	(0.59)	(0.75)
Distributions from net realized gains	– –	(0.14)	(0.14)	– –	– –
Total distributions	(0.61)	(0.75)	(0.74)	(0.59)	(0.75)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$7.98	$7.92	$8.09	$8.14	$7.74
Total return	8.66%[5]	7.67%[5]	8.69%[5]	13.20%[5]	27.17%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$317,610	$219,996	$169,532	$126,976	$57,207
Ratios of expenses to average net assets
Net expenses	0.60%	0.55%	0.55%	0.55%	0.61%
Net expenses (excluding interest expense)	0.55%	0.55%	0.55%	0.55%	0.55%
Total expenses	0.72%	0.71%	0.77%	0.73%	0.77%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.75%	7.41%	7.91%	7.71%	9.83%
Before advisory/administration and other fee waivers	7.63%	7.25%	7.69%	7.53%	9.67%
Portfolio turnover rate	69%	105%	129%	172%	212%

1 Audited by other auditors.

2 Calculated using the average shares outstanding method.

3 Less than $0.005 per share.

4 Redemption fees added to paid-in capital are less than $0.005 per share.

5 Redemption Fee of 2.00% is reflected in total return calculations. There was no impact to the total return.

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BlackRock

AMT-Free Municipal Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade

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securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up

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to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a

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security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows

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you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in December 2003. The performance of BlackRock Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	2.21%	3.46%	4.14%	05/14/90
Return After Taxes on Distributions	2.14%	3.44%	4.12%
Return After Taxes on Distributions and Sale of Shares	2.96%	3.58%	4.17%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

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the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Other expenses	0.17%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.68%
Fee waivers and expense reimbursements[1]	0.22%
Net expenses[1,2]	0.46%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$47	$195	$357	$826

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $67, $259, $466 and $1,064, respectively.

Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006.

Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountants for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$10.93	$10.99	$11.11	$11.22
Income from investment operations
Net investment income[2]	0.46	0.47	0.49	0.37
Net loss on investments (both realized and unrealized)	(0.22)	(0.06)	(0.17)	(0.10)
Total from investment operations	0.24	0.41	0.32	0.27
Less distributions
Distributions from net investment income	(0.46)	(0.47)	(0.44)	(0.38)
Net asset value at end of period	$10.71	$10.93	$10.99	$11.11
Total return	2.27%	3.83%	3.23%	2.46%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$24,027	$71,890	$85,552	$100,489
Ratios of expenses to average net assets Net expenses (excluding interest expense and fees)	0.45%	0.45%	0.45%	0.45%[4]
Net expenses (including interest expense and fees)	0.65%	0.64%	0.57%	0.51%[4]
Total expenses	0.88%	0.88%	0.83%	0.75%[4]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	4.26%	4.35%	4.39%	4.34%[4]
Before advisory/administration fee waivers	4.03%	4.11%	4.13%	4.10%[4]
Portfolio turnover rate	88%	66%	87%	69%

1 Commenced operations on December 22, 2003.

2 Calculated using the average shares outstanding method.

3 Not Annualized.

4 Annualized.

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About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to

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be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell BlackRock Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, with the exception of the Small Cap Value Equity Portfolio, BlackRock shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including The PNC Financial Services Group, Inc., Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) pursuant to which the Fund will pay a

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Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Funds' distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense

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for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

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A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted

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against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

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The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act, or as described in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

The Fund's Adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds II is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.01%
Low Duration Bond	0.27%
Intermediate Bond II	0.31%
Total Return II	0.28%
Government Income	0.31%
Inflation Protected Bond	0.05%
GNMA	0.25%
International Bond	0.55%
High Yield Bond	0.41%
AMT-Free Municipal Bond	0.30%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of each fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	Each Fund Except Enhanced Income, International Bond, Inflation Protected Bond, GNMA INVESTMENT ADVISORY FEE	GNMA and International Bond INVESTMENT ADVISORY FEE	Inflation Protected Bond INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%	0.400%
$1 billion-$2 billion	0.450%	0.500%	0.375%
$2 billion-$3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is 0.40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As stated above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with

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generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal,

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and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

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Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

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Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The AMT-Free Municipal Bond Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the fund may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by the fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When

109

withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

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BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual Fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BOND-BLK 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Portfolios

Institutional Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Long Duration Bond

Total Return II

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

AMT-Free Municipal Bond

Delaware Municipal Bond

Ohio Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to find the information you need	How to find the information you need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Government Bond	19

	Intermediate Bond II	27

	Long Duration Bond	35

	Total Return II	42

	Government Income	50

	Inflation Protected Bond	58

	GNMA	68

	Managed Income	76

	International Bond	84

	High Yield Bond	92

	AMT-Free Municipal Bond	102

	Delaware Municipal Bond	111

	Ohio Municipal Bond	120

	Kentucky Municipal Bond	129

About Your Investment	How to Buy/Sell Shares	138

	Dividends/Distributions/Taxes	151

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

How to Find the

Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 16 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

2

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the

4

U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing

5

the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Enhanced Income

6

As of 12/31/07

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income
Return Before Taxes	3.45%	2.94%	03/04/04
Return After Taxes on Distributions	1.72%	1.63%
Return After Taxes on Distributions and Sale of Shares	2.22%	1.74%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	5.72%	3.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.40%
Interest expense	0.01%
Other expenses	0.29%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.71%
Fee waivers and expense reimbursements[1]	0.29%
Net expenses[1]	0.42%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.33% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

7

each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$43	$198	$366	$855

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception, and Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period $9.85	$9.86	$9.94	$10.00
Income from investment operations
Net investment income[2] 0.46	0.40	0.27	0.09
Net loss on investments (both realized and unrealized) (0.07)	– – [3]	(0.07)	(0.05)
Total from investment operations 0.39	0.40	0.20	0.04
Less distributions
Distributions from net investment income (0.46)	(0.41)	(0.28)	(0.10)
Net asset value at end of period $9.78	$9.85	$9.86	$9.94
Total return 4.09%	4.11%	2.05%	0.40%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands) $18,934	$31,696	$32,646	$35,967
Ratios of expenses to average net assets
Net expenses 0.34%	0.36%	0.41%	0.40%[5]
Net expenses (excluding interest expense) 0.33%	0.36%	0.40%	0.40%[5]
Total expenses 0.74%	0.74%	0.83%	1.26%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers 4.67%	4.04%	2.74%	1.77%[5]
Before advisory/administration and other fee waivers 4.27%	3.66%	2.32%	0.91%[5]
Portfolio turnover rate 68%	108%	147%	208%

1  Commenced operations on March 19, 2004.

2  Calculated using the average share outstanding method.

3  Less than $0.005 per share.

4  Not annualized.

5  Annualized.

9

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or

10

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

11

additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or

12

eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently

13

make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and

14

provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/07

AVERAGE ANNUAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond
Return Before Taxes	5.69%	2.88%	4.68%	07/17/92
Return After Taxes on Distributions	4.03%	1.65%	2.93%
Return After Taxes on Distributions and Sale of Shares	3.67%	1.73%	2.92%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	7.32%	3.12%	4.75%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.49%
Interest expense[1]	– –%
Other expenses	0.18%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	0.67%
Fee waivers and expense reimbursements[3]	0.12%
Net expenses[3]	0.55%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.45% for Institutional Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers, L.P. unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$56	$202	$361	$823

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

16

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero has been a member of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception and Mr. Kopstein since January 2003. Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.87	$9.93	$10.09	$10.23	$10.25
Income from investment operations
Net investment income	0.44 [2]	0.38 [2]	0.31 [2]	0.21 [2]	0.26
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.04)	(0.17)	(0.11)	0.03
Total from investment operations	0.53	0.34	0.14	0.10	0.29
Less distributions
Distributions from net investment income	(0.44)	(0.40)	(0.30)	(0.20)	(0.30)
Distributions from net realized gains	– –	– –	– –	(0.04)	(0.01)
Total distributions	(0.44)	(0.40)	(0.30)	(0.24)	(0.31)
Redemption fees added to paid-in capital	– –	– –	– – [3]	– –	– –
Net asset value at end of period	$9.96	$9.87	$9.93	$10.09	$10.23
Total return	5.50%	3.51%	1.43%[4]	1.03%	2.82%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$223,922	$218,192	$378,712	$477,622	$477,420
Ratios of expenses to average net assets
Net expenses	0.44%	0.50%	0.55%	0.55%	0.55%
Net expenses (excluding interest expense)	0.44%	0.49%	0.55%	0.55%	0.55%
Total expenses	0.67%	0.73%	0.80%	0.78%	0.80%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.46%	3.88%	3.07%	2.09%	2.28%
Before advisory/administration and other fee waivers	4.23%	3.65%	2.82%	1.86%	2.03%
Portfolio turnover rate	148%	72%	127%	216%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the total return.

18

BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In

20

periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

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Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	7.22%	3.46%	5.34%	04/20/92
Return After Taxes on Distributions	5.53%	2.06%	3.44%
Return After Taxes on Distributions and Sale of Shares	4.65%	2.13%	3.39%
LB Intermediate Govt. Index (Reflects no deduction for fees, expenses or taxes)	8.47%	3.69%	5.55%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

23

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Interest expense	0.03%
Other expenses	0.18%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.71%
Fee waivers and expense reimbursements[2]	0.08%
Net expenses[2]	0.63%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$64	$219	$387	$875

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income

24

Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

25

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.15	$10.20	$10.45	$10.63	$10.82
Income from investment operations
Net investment income	0.45 [2]	0.42 [2]	0.39 [2]	0.38 [2]	0.48
Net gain (loss) on investments (both realized and unrealized)	0.08	(0.07)	(0.25)	(0.17)	(0.15)
Total from investment operations	0.53	0.35	0.14	0.21	0.33
Less distributions
Distributions from net investment income	(0.45)	(0.40)	(0.26)	(0.39)	(0.52)
Distributions from capital	– –	– –	(0.08)	– –	– –
Distributions from net realized gains	– –	– –	(0.05)	– –	– –
Total distributions	(0.45)	(0.40)	(0.39)	(0.39)	(0.52)
Net asset value at end of period	$10.23	$10.15	$10.20	$10.45	$10.63
Total return	5.34%	3.48%	1.38%	2.01%	3.09%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$195,658	$190,154	$214,980	$236,212	$230,609
Ratios of expenses to average net assets
Net expenses	0.63%	0.60%	0.60%	0.60%	0.60%
Net expenses (excluding interest expense)	0.60%	0.60%	0.60%	0.60%	0.60%
Total expenses	0.72%	0.77%	0.89%	0.84%	0.85%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.40%	4.14%	3.78%	3.62%	4.51%
Before advisory/administration and other fee waivers	4.31%	3.97%	3.49%	3.38%	4.26%
Portfolio turnover rate	57%	92%	194%	200%	143%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

26

BlackRock

Intermediate Bond Portfolio II

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to

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changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

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within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	6.85%	3.95%	5.71%	09/17/93
Return After Taxes on Distributions	5.15%	2.34%	3.58%
Return After Taxes on Distributions and Sale of Shares	4.41%	2.46%	3.58%
LB Intermediate Govt./Credit Index (Reflects no deduction for fees, expenses or taxes)	7.39%	4.06%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Interest expense	0.02%
Other expenses	0.17%
Acquired fund fees and expenses [1]	– –%
Total annual fund operating expenses	0.69%
Fee waivers and expense reimbursements[2]	0.07%
Net expenses[2]	0.62%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.48% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time, See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$63	$214	$377	$852

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income

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strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.24	$9.32	$9.57	$9.89	$9.81
Income from investment operations
Net investment income	0.42 [2]	0.38 [2]	0.34 [2]	0.34 [2]	0.47
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.07)	(0.20)	(0.10)	0.14
Total from investment operations	0.48	0.31	0.14	0.24	0.61
Less distributions
Distributions from net investment income	(0.44)	(0.39)	(0.31)	(0.34)	(0.51)
Distributions from net realized gains	– –	– –	(0.08)	(0.22)	(0.02)
Total distributions	(0.44)	(0.39)	(0.39)	(0.56)	(0.53)
Redemption fees added to paid-in-capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.28	$9.24	$9.32	$9.57	$9.89
Total return	5.29%	3.45%[4]	1.46%	2.57%	6.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$300,377	$305,384	$316,522	$332,460	$371,079
Ratios of expenses to average net assets
Net expenses	0.50%	0.53%	0.60%	0.60%	0.61%
Net expenses (excluding interest expense)	0.48%	0.53%	0.60%	0.60%	0.60%
Total expenses	0.69%	0.72%	0.83%	0.81%	0.84%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.57%	4.12%	3.60%	3.53%	4.81%
Before advisory/administration and other fee waivers	4.38%	3.93%	3.37%	3.32%	4.59%
Portfolio turnover rate	101%	113%	194%	216%	220%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fee added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

Long Duration Bond Portfolio

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of December 31, 2007, the duration of the benchmark was 10.87 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

(collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest

36

rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets

37

and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

38

degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be

39

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The fund is newly organized and therefore no performance information is presented.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Distribution (12b-1) fees	– –%
Other expenses[1]	0.35%
Total annual fund operating expenses	0.85%
Fee waivers and expense reimbursements[2]	0.30%
Net expenses[2]	0.55%

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional Class of the fund are estimated to be 0.43% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

40

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$56	$241

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Spodek has been a portfolio manager of the fund since inception, and Mr. Phillips and Mr. Marra have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

41

BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically

42

uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

43

prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly

44

susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

45

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	5.82%	4.23%	5.82%	12/09/92
Return After Taxes on Distributions	4.13%	2.51%	3.55%
Return After Taxes on Distributions and Sale of Shares	3.74%	2.62%	3.58%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

46

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.46%
Interest expense	0.04%
Other expenses	0.19%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.69%
Fee waivers and expense reimbursements[2]	0.10%
Net expenses[2]	0.59%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.48% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$60	$211	$374	$849

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

47

In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

48

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.49	$9.62	$9.74	$10.01	$10.00
Income from investment operations
Net investment income	0.44 [2]	0.42 [2]	0.39 [2]	0.39 [2]	0.44
Net gain (loss) on investments (both realized and unrealized)	(0.05)	(0.08)	(0.12)	(0.04)	0.16
Total from investment operations	0.39	0.34	0.27	0.35	0.60
Less distributions
Distributions from net investment income	(0.43)	(0.42)	(0.37)	(0.37)	(0.54)
Distributions from net realized gains	– –	(0.05)	(0.02)	(0.25)	(0.05)
Total distributions	(0.43)	(0.47)	(0.39)	(0.62)	(0.59)
Net asset value at end of period	$9.45	$9.49	$9.62	$9.74	$10.01
Total return	4.26%	3.66%	2.81%	3.68%	6.19%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,210,031	$773,866	$614,700	$697,687	$907,864
Ratios of expenses to average net assets
Net expenses	0.52%	0.47%	0.55%	0.55%	0.55%
Net expenses (excluding interest expense)	0.48%	0.47%	0.55%	0.55%	0.55%
Total expenses	0.70%	0.66%	0.77%	0.76%	0.78%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.67%	4.46%	4.00%	3.97%	4.44%
Before advisory/administration and other fee waivers	4.49%	4.27%	3.78%	3.76%	4.21%
Portfolio turnover rate	324%	197%	351%	360%	659%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

49

BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its

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obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are

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potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers

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Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges on Investor A Shares are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Institutional Shares were launched in October 2006. The performance of Institutional Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Institutional Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income; Inst
Return Before Taxes	4.34%	3.49%	5.96%	10/03/94
Return After Taxes on Distributions	2.57%	1.93%	3.92%
Return After Taxes on Distributions and Sale of Shares	2.78%	2.07%	3.86%
50% LB MBS Index/50% ML 10-Year Tsy. Index (Reflects no deduction for fees, expenses or taxes)	8.33%	4.17%	5.75%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

54

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.48%
Interest expense	0.27%
Other expenses	0.37%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.12%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	1.12%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.68% (excluding interest expense, acquired fund fees and expenses and certain other expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has voluntarily agreed to waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net expenses for Institutional Shares of the fund are estimated to be 0.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$114	$356	$617	$1,363

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
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Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

Government Income Portfolio

For the Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.73
Income from investment operations
Net investment income	0.53 [2]
Net loss on investments (both realized and unrealized)	(0.42)
Total from investment operations	0.11
Less distributions
Distributions from net investment income	(0.51)
Net asset value at end of period	$10.33
Total return	1.05%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$272,012
Ratios of expenses to average net assets
Net expenses	0.94%[4]
Net expenses (excluding interest expense)	0.67%[4]
Total expenses	1.12%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	5.00%[4]
Before advisory/administration and other fee waivers	4.82%[4]
Portfolio turnover rate	1,659%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

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BlackRock

Inflation Protected Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

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A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund is also subject to deflation risk. Deflation risk is the possibility that prices throughout the economy decline over time—the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

60

refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

62

some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond
Return Before Taxes	12.19%	7.10%	06/28/04
Return After Taxes on Distributions	10.32%	5.11%
Return After Taxes on Distributions and Sale of Shares	7.84%	4.90%
Lehman Global Real: U.S. TIPS Index (Reflects no deduction for fees, expenses or taxes)	11.63%	6.36%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses for the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.40%
Other expenses	0.29%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.70%
Fee waivers and expense reimbursements[1]	0.29%
Net expenses[1]	0.41%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.37% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.38% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Institutional Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers, L.P. unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$42	$195	$361	$843

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002 and Brian Weinstein, Managing Director of BFM.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$10.02	$10.54	$10.54		$10.00
Income from investment operations
Net investment income[2]	0.46	0.50	0.42		0.16
Net gain (loss) on investments (both realized and unrealized)	0.03	(0.23)	0.18		0.38
Total from investment operations	0.49	0.27	0.60		0.54
Less distributions
Distributions from net investment income	(0.42)	(0.66)	(0.50)		– –
Distributions from net realized gains	(0.03)	(0.13)	(0.10)		– –
Total distributions	(0.45)	(0.79)	(0.60)		– –
Net asset value at end of period	$10.06	$10.02	$10.54		$10.54
Total return	5.12%	2.78%	5.90%		5.40%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$22,956	$15,069	$5,788	$	– – [4]
Ratios of expenses to average net assets
Net expenses	0.35%	0.35%	0.40%		0.40%[5]
Net expenses (excluding interest expenses)	0.35%	0.35%	0.40%		0.40%[5]
Total expenses	0.71%	0.85%	1.06%		2.73%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.61%	4.96%	4.00%		4.19%[5]
Before advisory/administration and other fee waivers	4.25%	4.46%	3.34%		1.86%[5]
Portfolio turnover rate	219%	235%	419%		96%

1  Commenced operations on June 28, 2004.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Net assets end of period are less than $500.

5  Annualized.

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BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses

68

derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of

70

securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future

71

results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	7.09%	4.15%	5.78%	05/18/98
Return After Taxes on Distributions	5.09%	2.27%	3.47%
Return After Taxes on Distributions and Sale of Shares	4.55%	2.42%	3.51%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	6.98%	4.39%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.55%
Interest expense	0.04%
Other expenses	0.22%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.82%
Fee waivers and expense reimbursements[1]	0.17%
Net expenses[1]	0.65%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.48% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.48% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Institutional Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers, L.P. unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$66	$245	$438	$998

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.54	$9.70	$9.88	$10.02	$10.23
Income from investment operations
Net investment income	0.47 [2]	0.44 [2]	0.43 [2]	0.47 [2]	0.48
Net loss on investments (both realized and unrealized)	(0.05)	(0.08)	(0.21)	(0.09)	(0.08)
Total from investment operations	0.42	0.36	0.22	0.38	0.40
Less distributions
Distributions from net investment income	(0.51)	(0.52)	(0.40)	(0.52)	(0.61)
Net asset value at end of period	$9.45	$9.54	$9.70	$9.88	$10.02
Total return	4.53%	3.84%	2.28%	3.97%	4.00%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$118,652	$108,286	$121,571	$151,558	$172,358
Ratios of expenses to average net assets
Net expenses	0.52%	0.53%	0.61%	0.66%	0.64%
Net expenses (excluding interest expense)	0.48%	0.53%	0.60%	0.60%	0.60%
Total expenses	0.82%	0.83%	0.97%	0.97%	0.95%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.93%	4.62%	4.40%	4.74%	4.89%
Before advisory/administration and other fee waivers	4.63%	4.32%	4.04%	4.43%	4.58%
Portfolio turnover rate	553%	320%	521%	228%	1,365%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

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BlackRock

Managed Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or

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currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged U.S. index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or

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eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Managed Income

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Managed Income
Return Before Taxes	6.16%	4.27%	5.76%	11/01/89
Return After Taxes on Distributions	4.54%	2.43%	3.51%
Return After Taxes on Distributions and Sale of Shares	3.97%	2.59%	3.54%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

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the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Interest expense	0.03%
Other expenses	0.16%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.69%
Fee waivers and expense reimbursements[2]	0.01%
Net expenses[2]	0.68%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.65% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$69	$220	$383	$858

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Managed Income Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.99	$10.20	$10.41	$10.80	$10.71
Income from investment operations
Net investment income	0.45 [2]	0.44 [2]	0.46 [2]	0.47 [2]	0.55
Net gain (loss) on investments (both realized and unrealized)	(0.01)	(0.12)	(0.18)	(0.10)	0.17
Total from investment operations	0.44	0.32	0.28	0.37	0.72
Less distributions
Distributions from net investment income	(0.44)	(0.48)	(0.45)	(0.48)	(0.63)
Distributions from net realized gains	– –	(0.05)	(0.04)	(0.28)	– –
Total distributions	(0.44)	(0.53)	(0.49)	(0.76)	(0.63)
Net asset value at end of period	$9.99	$9.99	$10.20	$10.41	$10.80
Total return	4.50%	3.24%	2.76%	3.60%	6.91%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$514,469	$557,787	$587,061	$644,083	$810,452
Ratios of expenses to average net assets
Net expenses	0.68%	0.65%	0.65%	0.65%	0.65%
Net expenses (excluding interest expense)	0.65%	0.65%	0.65%	0.65%	0.65%
Total expenses	0.69%	0.73%	0.83%	0.81%	0.82%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.47%	4.42%	4.45%	4.50%	5.06%
Before advisory/administration and other fee waivers	4.46%	4.34%	4.27%	4.34%	4.89%
Portfolio turnover rate	256%	184%	252%	284%	613%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

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BlackRock

International Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future

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is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change),

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting

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inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be

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short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

International Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date1
International Bond
Return Before Taxes	9.45%	6.28%	6.96%	07/01/91
Return After Taxes on Distributions	9.13%	5.32%	4.92%
Return After Taxes on Distributions and Sale of Shares	6.14%	4.83%	4.69%
Citigroup Non-U.S. WGB Index (Reflects no deduction for fees, expenses or taxes)	11.45%	7.54%	6.30%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.55%
Interest expense[1]	– –%
Other expenses	0.22%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	0.77%
Fee waivers and expense reimbursements[3]	– –%
Net expenses[3]	0.77%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.03% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$79	$246	$428	$954

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. His responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income market. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Mr. Thiel's primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock in 2002, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

International Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.96	$11.13	$11.41	$11.07	$10.54
Income from investment operations
Net investment income[2]	0.35	0.32	0.28	0.28	0.29
Net gain (loss) on investments (both realized and unrealized)	0.58	(0.20)	0.03	0.51	0.81
Total from investment operations	0.93	0.12	0.31	0.79	1.10
Less distributions
Distributions from net investment income	(0.33)	(0.29)	(0.58)	(0.45)	(0.33)
Distributions from capital	– –	– –	– –	– –	(0.17)
Distributions from net realized gains	– –	– –	(0.01)	– –	(0.07)
Total distributions	(0.33)	(0.29)	(0.59)	(0.45)	(0.57)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$11.56	$10.96	$11.13	$11.41	$11.07
Total return	8.64%[5]	1.15%[5]	2.46%[5]	7.20%[5]	10.78%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$213,262	$229,648	$346,746	$133,544	$64,038
Ratios of expenses to average net assets
Net expenses	0.77%	0.87%	0.94%	0.94%	0.94%
Net expenses (excluding interest expense)	0.77%	0.87%	0.94%	0.94%	0.94%
Total expenses	0.77%	0.89%	0.95%	0.96%	0.94%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.19%	2.93%	2.43%	2.44%	2.69%
Before advisory/administration and other fee waivers	3.19%	2.91%	2.42%	2.41%	2.69%
Portfolio turnover rate	77%	148%	164%	240%	209%

1 Audited by other auditors.

2 Calculated using the average shares outstanding method.

3 Redemption fees added to paid-in capital are less than $0.005 per share.

4 The total return was not impacted by losses, reimbursed by the investment advisor in the amount of $17,441, incurred as a result of a violation of a fundamental investment policy.

5 Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations (CBOs), which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay to a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

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The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The

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characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally,

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BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed

96

countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions dealer mark-ups and other transactions costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	2.80%	11.37%	7.26%	11/19/98
Return After Taxes on Distributions	0.08%	8.20%	3.46%
Return After Taxes on Distributions and Sale of Shares	1.82%	7.94%	3.78%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index (Reflects no deduction for fees, expenses or taxes)	2.27%	10.74%	6.40%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

Advisory fees	0.48%
Interest expense	0.05%
Other expenses	0.20%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	0.73%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	0.73%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average net assets until February 1, 2009. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.61% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily

98

waive or reimburse fees or expenses such that net expenses would not exceed 0.62% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Institutional Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers, L.P. unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$75	$233	$406	$906

Fund Management

The fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (BFM) since 2006, and James Keenan, CFA, Managing Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day to day management of the fund's portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Vice Chairman of BFM since 2007, are also part of the fund's management team.

Mr. Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to

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joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since 2003, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$7.92	$8.09	$8.14	$7.74	$6.75
Income from investment operations
Net investment income	0.62 [2]	0.58 [2]	0.63 [2]	0.61 [2]	0.73
Net gain (loss) on investments (both realized and unrealized)	0.05	(0.01)	0.04	0.37	1.00
Total from investment operations	0.67	0.57	0.67	0.98	1.73
Less distributions
Distributions from net investment income	(0.61)	(0.60)	(0.58)	(0.58)	(0.74)
Distributions from net realized gains	– –	(0.14)	(0.14)	– –	– –
Total distributions	(0.61)	(0.74)	(0.72)	(0.58)	(0.74)
Redemption fees add to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$7.98	$7.92	$8.09	$8.14	$7.74
Total return	8.59%[4]	7.57%[4]	8.53%[4]	13.03%[4]	26.98%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$372,129	$174,190	$165,805	$162,166	$170,902
Ratios of expenses to average net assets
Net expenses	0.66%	0.64%	0.70%	0.70%	0.76%
Net expenses (excluding interest expense)	0.61%	0.63%	0.70%	0.70%	0.70%
Total expenses	0.73%	0.76%	0.89%	0.85%	0.90%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.68%	7.35%	7.75%	7.63%	9.63%
Before advisory/administration and other fee waivers	7.61%	7.23%	7.56%	7.48%	9.49%
Portfolio turnover rate	69%	105%	129%	172%	212%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There is no impact to the return.

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BlackRock

AMT-Free Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Investment Goal:

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

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The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	2.19%	3.35%	4.01%	05/14/90
Return After Taxes on Distributions	2.11%	3.33%	3.98%
Return After Taxes on Distributions and Sale of Shares	2.93%	3.49%	4.08%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Other expenses	0.17%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.68%
Fee waivers and expense reimbursements[1]	0.07%
Net expenses[1,2]	0.61%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.48% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$62	$211	$372	$840

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $83, $274, $481 and $1,078, respectively.

Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore

108

Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006.

Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.93	$11.00	$11.11	$11.22	$11.38
Income from investment operations
Net investment income	0.46 [2]	0.46 [2]	0.47 [2]	0.48 [2]	0.54
Net gain (loss) on investments (both realized and unrealized)	(0.22)	(0.07)	(0.12)	(0.10)	(0.17)
Total from investment operations	0.24	0.39	0.35	0.38	0.37
Less distributions
Distributions from net investment income	(0.46)	(0.46)	(0.46)	(0.49)	(0.53)
Net asset value at end of period	$10.71	$10.93	$11.00	$11.11	$11.22
Total return	2.25%	3.65%	3.17%	3.46%	3.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$278,479	$271,641	$295,737	$308,122	$334,685
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.48%	0.52%	0.60%	0.60%	0.60%
Net expenses (including interest expense and fees)	0.68%	0.71%	0.72%	0.66%	0.69%
Total expenses	0.88%	0.92%	0.95%	0.88%	0.92%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.27%	4.26%	4.24%	4.34%	4.80%
Before advisory/administration and other fee waivers	4.07%	4.05%	4.01%	4.12%	4.57%
Portfolio turnover rate	88%	66%	87%	69%	72%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

110

BlackRock

Delaware Municipal Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Delaware State income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent

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than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more

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dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Delaware Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Delaware Municipal Bond
Return Before Taxes	3.65%	3.36%	4.60%	05/11/98
Return After Taxes on Distributions	3.60%	3.35%	4.56%
Return After Taxes on Distributions and Sale of Shares	3.92%	3.53%	4.61%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.26%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.55%
Other expenses	0.25%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.81%
Fee waivers and expense reimbursements[1]	0.10%
Net expenses[1,2]	0.71%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.68% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.41%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$73	$249	$440	$992

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.41%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $215, $685, $1,181 and $2,547, respectively.

Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Delaware Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.82	$9.92	$10.13	$10.23	$10.54
Income from investment operations
Net investment income	0.43 [2]	0.43 [2]	0.43 [2]	0.47 [2]	0.52
Net loss on investments (both realized and unrealized)	(0.14)	(0.11)	(0.21)	(0.08)	(0.27)
Total from investment operations	0.29	0.32	0.22	0.39	0.25
Less distributions
Distributions from net investment income	(0.41)	(0.42)	(0.43)	(0.49)	(0.56)
Net asset value at end of period	$9.70	$9.82	$9.92	$10.13	$10.23
Total return	3.02%	3.34%	2.16%	3.92%	2.53%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$36,995	$38,044	$46,782	$54,451	$54,512
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.68%	0.69%	0.70%	0.70%	0.70%
Net expenses (including interest expense and fees)	2.09%	1.95%	1.45%	1.17%	1.36%
Total expenses	2.22%	2.11%	1.67%	1.36%	1.56%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.47%	4.43%	4.24%	4.61%	5.06%
Before advisory/administration and other fee waivers	4.34%	4.27%	4.02%	4.42%	4.86%
Portfolio turnover rate	11%	5%	8%	3%	26%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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BlackRock

Ohio Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of domestic and non-U.S. corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent

122

than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal

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interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Ohio Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Ohio Municipal Bond
Return Before Taxes	3.34%	3.51%	4.67%	12/01/92
Return After Taxes on Distributions	3.25%	3.35%	4.58%
Return After Taxes on Distributions and Sale of Shares	3.69%	3.51%	4.62%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Other expenses	0.20%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.71%
Fee waivers and expense reimbursements[1]	0.10%
Net expenses[1,2]	0.61%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.78%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$62	$217	$385	$873

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.78%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $142, $461, $804 and $1,771, respectively.

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Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.52	$10.64	$10.88	$10.87	$11.09
Income from investment operations
Net investment income	0.46 [2]	0.48 [2]	0.48 [2]	0.54 [2]	0.52
Net loss on investments (both realized and unrealized)	(0.20)	(0.13)	(0.21)	(0.03)	(0.22)
Total from investment operations	0.26	0.35	0.27	0.51	0.30
Less distributions
Distributions from net investment income	(0.44)	(0.47)	(0.51)	(0.50)	(0.52)
Net asset value at end of period	$10.34	$10.52	$10.64	$10.88	$10.87
Total return	2.54%	3.37%	2.55%	4.82%	2.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$85,200	$87,546	$100,501	$96,730	$97,589
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.60%	0.60%	0.60%	0.60%	0.60%
Net expenses (including interest expense and fees)	1.38%	1.27%	1.04%	0.84%	0.93%
Total expenses	1.49%	1.42%	1.29%	1.08%	1.16%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.45%	4.56%	4.47%	4.97%	4.78%
Before advisory/administration and other fee waivers	4.34%	4.41%	4.22%	4.73%	4.55%
Portfolio turnover rate	21%	13%	9%	5%	15%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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BlackRock

Kentucky Municipal Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Kentucky state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be

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able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation

131

bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

132

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

133

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Kentucky Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Kentucky Municipal Bond
Return Before Taxes	2.54%	3.34%	4.09%	05/11/98
Return After Taxes on Distributions	2.45%	3.22%	3.99%
Return After Taxes on Distributions and Sale of Shares	3.46%	3.41%	4.10%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.26%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the changes of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.55%
Other expenses	0.23%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.79%
Fee waivers and expense reimbursements[1]	0.13%
Net expenses[1,2]	0.66%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.65% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.63% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.40%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$67	$239	$426	$966

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.40%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $108, $365, $642 and $1,432, respectively.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.58	$9.69	$9.73	$9.77	$9.99
Income from investment operations
Net investment income	0.41 [2]	0.46 [2]	0.46 [2]	0.45 [2]	0.48
Net loss on investments (both realized and unrealized)	(0.21)	(0.18)	(0.14)	(0.07)	(0.20)
Total from investment operations	0.20	0.28	0.32	0.38	0.28
Less distributions
Distributions from net investment income	(0.51)	(0.39)	(0.36)	(0.42)	(0.50)
Net asset value at end of period	$9.27	$9.58	$9.69	$9.73	$9.77
Total return	2.13%	3.01%	3.35%	4.01%	2.95%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$80,671	$61,918	$71,188	$78,549	$115,104
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.62%	0.66%	0.70%	0.70%	0.70%
Net expenses (including interest expense and fees)	1.02%	1.22%	1.05%	0.86%	0.88%
Total expenses	1.19%	1.39%	1.26%	1.05%	1.06%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.41%	4.81%	4.69%	4.61%	4.94%
Before advisory/administration and other fee waivers	4.24%	4.64%	4.48%	4.42%	4.76%
Portfolio turnover rate	39%	8%	4%	7%	34%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■  Institutional and individual investors with a minimum investment of $2 million

■  Certain qualified employee benefit plans

■  Investors in selected fee-based programs

■  Registered investment advisers with a minimum investment of $250,000

■  Trust departments of PNC Bank and Merrill Lynch Trust Bank & Company FSB and their affiliates on behalf of clients for whom they

■  act in a fiduciary capacity (excluding participant-directed employee benefit plans)

■  otherwise have investment discretion or

■  act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund's distributor

■  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of a fund may make additional purchases of Institutional Shares of that fund except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

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Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's

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NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■  $2 million for institutions and individuals

■  $250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans, as set forth in the "Buying Shares" section.

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The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including The PNC Financial Services Group, Inc., Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and

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shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption

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requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or

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high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into

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agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term

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investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's
Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds II is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

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For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.01%
Low Duration Bond	0.27%
Intermediate Government Bond	0.46%
Intermediate Bond II	0.31%
Total Return II	0.28%
Government Income	0.31%
Inflation Protected Bond	0.05%
GNMA	0.25%
Managed Income	0.50%
International Bond	0.55%
High Yield Bond	0.41%
AMT-Free Municipal Bond	0.30%
Delaware Municipal Bond	0.42%
Ohio Municipal Bond	0.43%
Kentucky Municipal Bond	0.38%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA, DE Municipal Bond, KY Municipal Bond INVESTMENT ADVISORY FEE	Int'l Bond, GNMA, DE Municipal Bond, KY Municipal Bond INVESTMENT ADVISORY FEE	Inflation Protected Bond INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%	0.400%
$1 billion- $2 billion	0.450%	0.500%	0.375%
$2 billion- $3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is .40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

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Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As stated above, BlackRock has agreed contractually to cap net expenses of each share class of each fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates

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are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity

150

investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.
The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

151

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Each of the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, each of these funds may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by a fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

152

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please

153

consult your tax or other financial adviser before making an exchange request.

Exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above.

Investors who currently own Institutional Shares of a fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

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Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third

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parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Shares

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD-INST 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Portfolios

Investor Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Long Duration Bond

Total Return II

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

AMT-Free Municipal Bond

Delaware Municipal Bond

Ohio Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Government Bond	21

	Intermediate Bond II	32

	Long Duration Bond	43

	Total Return II	50

	Government Income	61

	Inflation Protected Bond	71

	GNMA	83

	Managed Income	93

	International Bond	104

	High Yield Bond	114

	AMT-Free Municipal Bond	126

	Delaware Municipal Bond	137

	Ohio Municipal Bond	149

	Kentucky Municipal Bond	161

About Your Investment	How to Buy/Sell Shares	173

	Dividends/Distributions/Taxes	197

	Services for Shareholders	200

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

How to Find the

Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 16 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Enhanced Income

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
Enhanced Income; Inv A
Return Before Taxes	-0.05%	1.60%	03/04/04
Return After Taxes on Distributions	-1.58%	0.48%
Return After Taxes on Distributions and Sale of Shares	-0.05%	0.71%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	5.72%	3.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	3.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares
Advisory fees		0.40%
Interest expense		0.01%
Other expenses		0.80%
Service fees	0.25%
Other	0.55%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		1.22%
Fee waivers and expense reimbursements[1]		0.40%
Net expenses[1]		0.82%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge Be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.15% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.80% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$381	$637	$913	$1,699

  *  Reflects imposition of sales charge.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception, and Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	INVESTOR A SHARES
Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period $9.84	$9.85	$9.93	$10.00
Income from investment operations
Net investment income[2] 0.42	0.35	0.28	0.06
Net loss on investments (both realized and unrealized) (0.07)	– – [3]	(0.12)	(0.07)
Total from investment operations 0.35	0.35	0.16	(0.01)
Less distributions
Distributions from net investment income (0.42)	(0.36)	(0.24)	(0.06)
Net asset value at end of period $9.77	$9.84	$9.85	$9.93
Total return[4] 3.65%	3.65%	1.62%	(0.12)%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands) $88	$52	$2	– – [6]
Ratios of expenses to average net assets
Net expenses 0.74%	0.79%	0.74%	0.71%[7]
Net expenses (excluding interest expenses) 0.73%	0.79%	0.71%	0.71%[7]
Total expenses 1.24%	3.19%	1.19%	1.61%[7]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers 4.25%	3.72%	2.77%	1.46%[7]
Before advisory/administration and other fee waivers 4.75%	1.32%	2.32%	0.56%[7]
Portfolio turnover rate 68%	108%	147%	208%

1 Commenced operations on March 19, 2004.

2 Calculated using the average shares outstanding method.

3 Less than $0.005 per share.

4 Sales load not reflected in total return.

5 Not annualized.

6 Net assets end of period are less than $500.

7 Annualized.

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in February 1997. The performance of Investor C Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	I Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A
Return Before Taxes	2.22%	1.92%	3.95%	07/17/92
Return After Taxes on Distributions	0.73%	0.82%	2.36%
Return After Taxes on Distributions and Sale of Shares	1.42%	0.99%	2.39%
Low Duration Bond; Inv B
Return Before Taxes	0.10%	1.43%	3.73%	07/17/92
Low Duration Bond; Inv C
Return Before Taxes	3.70%	1.79%	3.50%	07/17/92
ML 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	7.32%	3.12%	4.75%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	3.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.49%		0.49%		0.49%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense[1]		– –%		– –%		– –%
Other expenses		0.56%		0.53%		0.50%
Service fees	0.25%		0.25%		0.25%
Other	0.31%		0.28%		0.25%
Acquired fund fees and expenses[2]		– –%		– –%		– –%
Total annual fund operating expenses		1.05%		1.77%		1.74%
Fee waivers and expense reimbursements[3]		0.24%		0.21%		0.18%
Net expenses[3]		0.81%		1.56%		1.56%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.81% (for Investor A Shares) and 1.56% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor B and C Shares are estimated to be 1.55% and 1.53% respectively (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.81% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Investor A Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers, L.P unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$380	$601	$839	$1,523
B Shares**
Redemption	$609	$887	$1,140	$1,787	***
B Shares
No Redemption	$159	$537	$940	$1,787	***
C Shares**
Redemption	$259	$530	$927	$2,037
C Shares
No Redemption	$159	$530	$927	$2,037

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero has been a member of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception and Mr. Kopstein since January 2003. Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.87	$9.93	$10.10	$10.24	$10.26	$9.87	$9.93	$10.09	$10.23	$10.25
Income from investment operations
Net investment income	0.41[2]	0.35 [2]	0.28 [2]	0.18 [2]	0.21	0.34	0.28 [2]	0.21 [2]	0.10 [2]	0.15
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.04)	(0.17)	(0.12)	0.04	0.09	(0.05)	(0.17)	(0.11)	0.03
Total from investment operations	0.50	0.31	0.11	0.06	0.25	0.43	0.23	0.04	(0.01)	0.18
Less distributions
Distributions from net investment income	(0.41)	(0.37)	(0.28)	(0.16)	(0.26)	(0.34)	(0.29)	(0.20)	(0.09)	(0.19)
Distributions from net realized gains	– –	– –	– –	(0.04)	(0.01)	– –	– –	– –	(0.04)	(0.01)
Total distributions	(0.41)	(0.37)	(0.28)	(0.20)	(0.27)	(0.34)	(0.29)	(0.20)	(0.13)	(0.20)
Redemption fees added to paid-in capital	– –	– –	– – [3]	– –	– –	– –	– –	– – [3]	– –	– –
Net asset value at end of period	$9.96	$9.87	$9.93	$10.10	$10.24	$9.96	$9.87	$9.93	$10.09	$10.23
Total return	5.15%[4]	3.18%[4]	1.07%[4,6]	0.69%[4]	2.47%[4]	4.41%[5]	2.41%[5]	0.41%[5,6]	(0.06)%[5]	1.70%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$72,651	$72,077	$75,652	$87,317	$102,047	$22,288	$31,938	$45,942	$66,253	$83,937
Ratios of expenses to average net assets
Net expenses	0.78%	0.82%	0.81%	0.88%	0.90%	1.49%	1.57%	1.56%	1.63%	1.65%
Net expenses (excluding interest expense)	0.78%	0.81%	0.81%	0.88%	0.90%	1.49%	1.56%	1.56%	1.63%	1.65%
Total expenses	1.06%	1.19%	1.15%	1.27%	1.20%	1.78%	1.86%	1.81%	1.92%	1.95%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.14%	3.58%	2.81%	1.74%	1.91%	3.42%	2.83%	2.06%	1.00%	1.17%
Before advisory/administration and other fee waivers	3.86%	3.21%	2.47%	1.35%	1.61%	3.13%	2.54%	1.81%	0.71%	0.87%
Portfolio turnover rate	148%	72%	127%	216%	195%	148%	72%	127%	216%	195%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.87	$9.93	$10.09	$10.23	$10.25
Income from investment operations
Net investment income	0.34 [2]	0.28 [2]	0.21 [2]	0.10 [2]	0.15
Net gain (loss) on investments (both realized and unrealized)	0.08	(0.05)	(0.17)	(0.11)	0.03
Total from investment operations	0.42	0.23	0.04	(0.01)	0.18
Less distributions
Distributions from net investment income	(0.34)	(0.29)	(0.20)	(0.09)	(0.19)
Distributions from net realized paid-in gains	– –	– –	– –	(0.04)	(0.01)
Total distributions	(0.34)	(0.29)	(0.20)	(0.13)	(0.20)
Redemption fees added to paid-in capital	– –	– –	– – [3]	– –	– –
Net asset value at end of period	$9.95	$9.87	$9.93	$10.09	$10.23
Total return[5]	4.30%	2.42%	0.41%[6]	(0.06)%	1.70%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$38,222	$50,065	$72,085	$124,548	$198,234
Ratios of expenses to average net assets
Net expenses	1.49%	1.57%	1.57%	1.63%	1.65%
Net expenses (excluding interest expense)	1.49%	1.56%	1.57%	1.63%	1.65%
Total expenses	1.75%	1.84%	1.81%	1.93%	1.95%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.42%	2.84%	2.06%	0.98%	1.16%
Before advisory/administration and other fee waivers	3.16%	2.57%	1.82%	0.69%	0.86%
Portfolio turnover rate	148%	72%	127%	216%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Sales load not reflected in total return.

5  Contingent deferred sales load not reflected in total return.

6  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively,

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURN*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond; Inv A
Return Before Taxes	2.61%	2.20%	4.47%	04/20/92
Return After Taxes on Distributions	1.16%	0.95%	2.75%
Return After Taxes on Distributions and Sale of Shares	1.66%	1.14%	2.75%
Intermediate Govt. Bond; Inv B
Return Before Taxes	1.44%	1.88%	4.32%	04/20/92
Intermediate Govt. Bond; Inv C
Return Before Taxes	5.04%	2.25%	4.09%	04/20/92
Lehman Brothers Intermediate Government Index (Reflects no deduction for fees, expenses or taxes)	8.47%	3.69%	5.55%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.50%		0.50%		0.50%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense		0.03%		0.03%		0.03%
Other expenses		0.58%		0.68%		0.62%
Service fees	0.25%		0.25%		0.25%
Other	0.33%		0.43%		0.37%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.11%		1.96%		1.90%
Fee waivers and expense reimbursements[2]		0.01%		0.11%		0.05%
Net expenses[2]		1.10%		1.85%		1.85%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 1.04% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$508	$738	$986	$1,697
B Shares**
Redemption	$638	$955	$1,247	$1,952	***
B Shares
No Redemption	$188	$605	$1,047	$1,952	***
C Shares**
Redemption	$288	$592	$1,022	$2,218
C Shares
No Redemption	$188	$592	$1,022	$2,218

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.17	$10.23	$10.47	$10.65	$10.84	$10.15	$10.20	$10.45	$10.62	$10.82
Income from investment operations
Net investment income	0.40 [2]	0.38 [2]	0.35 [2]	0.33 [2]	0.44	0.32 [2]	0.30 [2]	0.27 [2]	0.25 [2]	0.34
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.09)	(0.24)	(0.17)	(0.16)	0.09	(0.07)	(0.24)	(0.16)	(0.15)
Total from investment operations	0.49	0.29	0.11	0.16	0.28	0.41	0.23	0.03	0.09	0.19
Less distributions
Distributions from net investment income	(0.41)	(0.35)	(0.23)	(0.34)	(0.47)	(0.33)	(0.28)	(0.18)	(0.26)	(0.39)
Distribution from capital	– –	– –	(0.07)	– –	– –	– –	– –	(0.05)	– –	– –
Distributions from net realized gains	– –	– –	(0.05)	– –	– –	– –	– –	(0.05)	– –	– –
Total distributions	(0.41)	(0.35)	(0.35)	(0.34)	(0.47)	(0.33)	(0.28)	(0.28)	(0.26)	(0.39)
Net asset value at end of period	$10.25	$10.17	$10.23	$10.47	$10.65	$10.23	$10.15	$10.20	$10.45	$10.62
Total return	4.88%[3]	2.96%[3]	1.07%[3]	1.54%[3]	2.60%[3]	4.08%[4]	2.26%[4]	0.22%[4]	0.88%[4]	1.75%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$246,273	$285,303	$345,132	$43,500	$54,693	$35,150	$51,314	$75,182	$10,533	$12,312
Ratios of expenses to average net assets
Net expenses	1.07%	1.00%	0.99%	1.05%	1.07%	1.84%	1.79%	1.75%	1.80%	1.82%
Net expenses (excluding interest expense)	1.04%	1.00%	0.99%	1.05%	1.07%	1.81%	1.79%	1.75%	1.80%	1.82%
Total expenses	1.11%	1.19%	1.25%	1.33%	1.32%	1.97%	1.91%	1.90%	1.98%	2.06%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.95%	3.74%	3.43%	3.17%	3.99%	3.19%	2.95%	2.69%	2.43%	3.22%
Before advisory/administration and other fee waivers	3.91%	3.55%	3.17%	2.89%	3.75%	3.06%	2.83%	2.54%	2.25%	2.97%
Portfolio turnover rate	57%	92%	194%	200%	143%	57%	92%	194%	200%	143%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.15	$10.21	$10.46	$10.63	$10.83
Income from investment operations
Net investment income	0.32 [2]	0.30 [2]	0.27 [2]	0.26 [2]	0.34
Net gain (loss) on investments (both realized and unrealized)	0.10	(0.08)	(0.24)	(0.17)	(0.15)
Total from investment operations	0.42	0.22	0.03	0.09	0.19
Less distributions
Distributions from net investment income	(0.33)	(0.28)	(0.18)	(0.26)	(0.39)
Distribution from capital	– –	– –	(0.05)	– –	– –
Distributions from net realized gains	– –	– –	(0.05)	– –	– –
Total distributions	(0.33)	(0.28)	(0.28)	(0.26)	(0.39)
Net asset value at end of period	$10.24	$10.15	$10.21	$10.46	$10.63
Total return[4]	4.18%	2.16%	0.22%	0.88%	1.75%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$13,114	$14,426	$20,154	$14,194	$18,028
Ratios of expenses to average net assets
Net expenses	1.84%	1.79%	1.75%	1.80%	1.82%
Net expenses (excluding interest expense)	1.81%	1.79%	1.75%	1.80%	1.82%
Total expenses	1.90%	1.90%	1.90%	1.98%	2.06%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.19%	2.96%	2.66%	2.45%	3.13%
Before advisory/administration fee waivers	3.13%	2.85%	2.51%	2.27%	2.89%
Portfolio turnover rate	57%	92%	194%	200%	143%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the

U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor B Shares were launched in February 1998 and Investor C Shares were launched in October 1998. The performance of Investor B and Investor C Shares for the period before they were launched is based on the performance of Institutional Shares, adjusted to reflect the class specific fees applicable to Investor B and Investor C Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II; Inv A
Return Before Taxes	2.29%	2.78%	4.87%	09/17/93
Return After Taxes on Distributions	0.78%	1.29%	2.90%
Return After Taxes on Distributions and Sale of Shares	1.46%	1.53%	2.96%
Intermediate Bond II; Inv B
Return Before Taxes	1.12%	2.47%	4.73%	09/17/93
Intermediate Bond II; Inv C
Return Before Taxes	4.61%	2.83%	4.48%	09/17/93
LB Intermediate Govt./Credit Index (Reflects no deduction for fees, expense or taxes)	7.39%	4.06%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.50%		0.50%		0.50%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense		0.02%		0.02%		0.02%
Other expenses		0.48%		0.60%		0.57%
Service fees	0.25%		0.25%		0.25%
Other	0.23%		0.35%		0.32%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.00%		1.87%		1.84%
Fee waivers and expense reimbursements[2]		0.03%		0.15%		0.12%
Net expenses[2]		0.97%		1.72%		1.72%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.95% (for Investor A Shares) and 1.70% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.80%, for Investor B Shares of the fund are estimated to be 1.67%, and for Investor C Shares of the fund are estimated to be 1.64% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$495	$703	$928	$1,573
B Shares**
Redemption	$625	$923	$1,197	$1,843	***
B Shares
No Redemption	$175	$573	$997	$1,843	***
C Shares**
Redemption	$275	$567	$984	$2,149
C Shares
No Redemption	$175	$567	$984	$2,149

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income

Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.24	$9.32	$9.57	$9.88	$9.81	$9.24	$9.32	$9.57	$9.89	$9.81
Income from investment operations
Net investment income	0.39 [2]	0.35 [2]	0.32 [2]	0.31 [2]	0.43	0.31 [2]	0.27 [2]	0.24 [2]	0.23 [2]	0.36
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.07)	(0.20)	(0.09)	0.14	0.06	(0.06)	(0.20)	(0.09)	0.14
Total from investment operations	0.45	0.28	0.12	0.22	0.57	0.37	0.21	0.04	0.14	0.50
Less distributions
Distributions from net investment income	(0.41)	(0.36)	(0.29)	(0.31)	(0.48)	(0.33)	(0.29)	(0.21)	(0.24)	(0.40)
Distributions from net realized gains	– –	– –	(0.08)	(0.22)	(0.02)	– –	– –	(0.08)	(0.22)	(0.02)
Total distributions	(0.41)	(0.36)	(0.37)	(0.53)	(0.50)	(0.33)	(0.29)	(0.29)	(0.46)	(0.42)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.28	$9.24	$9.32	$9.57	$9.88	$9.28	$9.24	$9.32	$9.57	$9.89
Total return	4.95%[4]	3.09%[4,6]	1.20%[4]	2.33%[4]	5.92%[4]	4.07%[5]	2.29%[5,6]	0.44%[5]	1.46%[5]	5.24%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$29,328	$27,545	$31,272	$33,977	$38,547	$6,134	$7,937	$10,594	$14,106	$12,850
Ratios of expenses to average net assets
Net expenses	0.82%	0.89%	0.86%	0.93%	0.94%	1.67%	1.67%	1.61%	1.68%	1.69%
Net expenses (excluding interest expense)	0.80%	0.89%	0.86%	0.93%	0.94%	1.65%	1.67%	1.61%	1.68%	1.69%
Total expenses	1.00%	1.18%	1.18%	1.29%	1.21%	1.88%	1.88%	1.83%	1.94%	1.96%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.26%	3.76%	3.34%	3.20%	4.46%	3.40%	2.97%	2.59%	2.45%	3.67%
Before advisory/administration and other fee waivers	4.08%	3.47%	3.02%	2.83%	4.19%	3.19%	2.76%	2.37%	2.18%	3.40%
Portfolio turnover rate	101%	113%	194%	216%	220%	101%	113%	194%	216%	220%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.25	$9.33	$9.57	$9.89	$9.82
Income from investment operations
Net investment income	0.32 [2]	0.28 [2]	0.25 [2]	0.23 [2]	0.35
Net gain (loss) on investments (both realized and unrealized)	0.05	(0.07)	(0.20)	(0.09)	0.14
Total from investment operations	0.37	0.21	0.05	0.14	0.49
Less distributions
Distributions from net investment income	(0.33)	(0.29)	(0.21)	(0.24)	(0.40)
Distributions from net realized gains	– –	– –	(0.08)	(0.22)	(0.02)
Total distributions	(0.33)	(0.29)	(0.29)	(0.46)	(0.42)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.29	$9.25	$9.33	$9.57	$9.89
Total return[5]	4.07%	2.33%[6]	0.54%	1.46%	5.13%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$8,927	$8,408	$9,204	$14,334	$13,046
Ratios of expenses to average net assets
Net expenses	1.66%	1.62%	1.61%	1.67%	1.68%
Net expenses (excluding interest expense)	1.64%	1.62%	1.61%	1.67%	1.68%
Total expenses	1.85%	1.82%	1.83%	1.93%	1.95%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.42%	3.02%	2.59%	2.45%	3.51%
Before advisory/administration and other fee waivers	3.23%	2.82%	2.37%	2.18%	3.25%
Portfolio turnover rate	101%	113%	194%	216%	220%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Sales load not reflected in total return.

5  Contingent deferred sales load not reflected in total return.

6  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

BlackRock

Long Duration Bond Portfolio

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of December 31, 2007, the duration of the benchmark was 10.87 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Risk / Return Information

The fund is newly organized and therefore no performance information is presented.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The "Annual Fund Operating Expenses" table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Distribution (12b-1) fees		– –%
Other expenses[1]		0.71%
Service fees	0.25%
Other	0.46%
Total annual fund operating expenses		1.21%
Fee waivers and expense reimbursements[2]		0.31%
Net expenses[2]		0.90%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Investor A shares of the fund are estimated to be 0.79% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A Shares*	$488	$739

  *  Reflects imposition of sales charge.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Spodek has been a portfolio manager of the fund since inception, and Mr.Phillips and Mr. Marra have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions,

dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31/07  Investor A Shares

ANNUAL TOTAL RETURNS*

Total Return II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II; Inv A
Return Before Taxes	1.22%	3.05%	4.99%	12/09/92
Return After Taxes on Distributions	-0.29%	1.46%	2.89%
Return After Taxes on Distributions and Sales of Shares	0.76%	1.68%	2.96%
Total Return II; Inv B
Return Before Taxes	0.27%	2.76%	4.87%	12/09/92
Total Return II; Inv C
Return Before Taxes	3.38%	3.01%	4.59%	12/09/92
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expense or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.46%		0.46%		0.46%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense		0.04%		0.04%		0.04%
Other expenses		0.58%		0.55%		0.50%
Service fees	0.25%		0.25%		0.25%
Other	0.33%		0.30%		0.25%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.08%		1.80%		1.75%
Fee waivers and expense reimbursements[2]		0.23%		0.11%		0.06%
Net expenses[2]		0.85%		1.69%		1.69%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1   Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.81% (for Investor A Shares) and 1.65% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor B Shares of the fund are estimated to be 1.59%, and the net expenses for Investor C Shares of the fund are estimated to be 1.54% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$483	$708	$950	$1,645
B Shares**
Redemption	$622	$906	$1,165	$1,829	***
B Shares
No Redemption	$172	$556	$965	$1,829	***
C Shares**
Redemption	$272	$545	$943	$2,057
C Shares
No Redemption	$172	$545	$943	$2,057

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Total Return Portfolio II

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.50	$9.63	$9.75	$10.01	$10.00	$9.49	$9.62	$9.75	$10.01	$10.00
Income from investment operations
Net investment income	0.41 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.40	0.34 [2]	0.31 [2]	0.29 [2]	0.28 [2]	0.33
Net gain (loss) on investments (both realized and unrealized)	(0.05)	(0.08)	(0.11)	(0.02)	0.16	(0.04)	(0.08)	(0.13)	(0.02)	0.16
Total from investment operations	0.36	0.31	0.25	0.33	0.56	0.30	0.23	0.16	0.26	0.49
Less distributions
Distributions from net investment income	(0.40)	(0.39)	(0.35)	(0.34)	(0.50)	(0.33)	(0.31)	(0.27)	(0.27)	(0.43)
Distributions from net realized gains	– –	(0.05)	(0.02)	(0.25)	(0.05)	– –	(0.05)	(0.02)	(0.25)	(0.05)
Total distributions	(0.40)	(0.44)	(0.37)	(0.59)	(0.55)	(0.33)	(0.36)	(0.29)	(0.52)	(0.48)
Net asset value at end of period	$9.46	$9.50	$9.63	$9.75	$10.01	$9.46	$9.49	$9.62	$9.75	$10.01
Total returns	3.91%[3]	3.32%[3]	2.54%[3]	3.44%[3]	5.81%[3]	3.21%[4]	2.49%[4]	1.67%[4]	2.66%[4]	5.03%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$236,934	$236,621	$214,196	$132,561	$113,190	$30,054	$38,797	$49,389	$56,758	$70,550
Ratios of expenses to average net assets
Net expenses	0.85%	0.81%	0.81%	0.88%	0.90%	1.63%	1.62%	1.56%	1.63%	1.65%
Net expenses (excluding interest expense)	0.81%	0.81%	0.81%	0.88%	0.90%	1.59%	1.62%	1.56%	1.63%	1.65%
Total expenses	1.08%	1.11%	1.13%	1.23%	1.25%	1.81%	1.81%	1.78%	1.88%	2.00%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.34%	4.11%	3.72%	3.65%	4.01%	3.57%	3.31%	2.97%	2.88%	3.26%
Before advisory/administration and other fee waivers	4.11%	3.81%	3.40%	3.30%	3.66%	3.39%	3.12%	2.75%	2.63%	2.91%
Portfolio turnover rate	324%	197%	351%	360%	659%[5]	324%	197%	351%	360%	659%[5]

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Total Return Portfolio II

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.50	$9.63	$9.75	$10.02	$10.01
Income from investment operations
Net investment income	0.34 [2]	0.31 [2]	0.29 [2]	0.28 [2]	0.33
Net gain (loss) on investments (both realized and unrealized)	(0.09)	(0.07)	(0.12)	(0.03)	0.16
Total from investment operations	0.25	0.24	0.17	0.25	0.49
Less distributions
Distributions from net investment income	(0.33)	(0.32)	(0.27)	(0.27)	(0.43)
Distributions from net realized gains	– –	(0.05)	(0.02)	(0.25)	(0.05)
Total distributions	(0.33)	(0.37)	(0.29)	(0.52)	(0.48)
Net asset value at end of period	$9.42	$9.50	$9.63	$9.75	$10.02
Total returns[4]	2.71%	2.52%	1.77%	2.56%	5.02%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$78,995	$63,223	$73,954	$85,717	$81,478
Ratios of expenses to average net assets
Net expenses	1.58%	1.59%	1.56%	1.62%	1.65%
Net expenses (excluding interest expense)	1.54%	1.59%	1.56%	1.62%	1.65%
Total expenses	1.76%	1.78%	1.78%	1.87%	2.00%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.61%	3.33%	2.93%	2.89%	3.22%
Before advisory/administration and other fee waivers	3.43%	3.14%	2.71%	2.64%	2.87%
Portfolio turnover rate	324%	197%	351%	360%	659%[5]

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

5  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

BlackRock

Government Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

IMPORTANT DEFINITIONS

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income; Inv A
Return Before Taxes	-0.11%	2.39%	5.26%	10/03/94
Return After Taxes on Distributions	-1.72%	0.87%	3.24%
Return After Taxes on Distributions and Sale of Shares	-0.11%	1.15%	3.26%
Government Income; Inv B
Return Before Taxes	-1.17%	2.10%	5.14%	10/03/94
Government Income; Inv C
Return Before Taxes	2.27%	2.45%	4.88%	10/03/94
50% LB MBS Index/50% ML 10-Yr. Tsy. Index (Reflects no deduction for fees, expenses or taxes)	8.33%	4.17%	5.75%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.48%		0.48%		0.48%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense		0.28%		0.24%		0.27%
Other expenses		0.63%		0.61%		0.61%
Service fees	0.25%		0.25%		0.25%
Other	0.38%		0.36%		0.36%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.39%		2.08%		2.11%
Fee waivers and expense reimbursements[2]		0.04%		0.02%		0.02%
Net expenses[2]		1.35%		2.06%		2.09%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.95%, for Investor B Shares of the fund are estimated to be 1.67%, and for C Shares of the fund are estimated to be 1.68% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.95% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Investor A Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers, L.P unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$532	$819	$1,126	$1,999
B Shares**
Redemption	$659	$1,000	$1,317	$2,150	***
B Shares
No Redemption	$209	$650	$1,117	$2,150	***
C Shares**
Redemption	$312	$659	$1,132	$2,440
C Shares
No Redemption	$212	$659	$1,132	$2,440

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.75	$10.91	$11.18	$11.33	$11.40	$10.75	$10.91	$11.18	$11.33	$11.40
Income from investment operations
Net investment income[2]	0.50	0.45	0.43	0.40	0.34	0.42	0.36	0.35	0.31	0.30
Net gain (loss) on investments (both realized and unrealized)	(0.42)	(0.19)	(0.21)	(0.03)	0.14	(0.42)	(0.18)	(0.21)	(0.03)	0.10
Total from investment operations	0.08	0.26	0.22	0.37	0.48	– –	0.18	0.14	0.28	0.40
Less distributions
Distributions from net investment income	(0.49)	(0.42)	(0.47)	(0.36)	(0.46)	(0.41)	(0.34)	(0.39)	(0.27)	(0.38)
Distributions from capital	– –	– –	(0.02)	– –	– –	– –	– –	(0.02)	– –	– –
Distributions from net realized gains	– –	– –	– –	(0.16)	(0.09)	– –	– –	– –	(0.16)	(0.09)
Total distributions	(0.49)	(0.42)	(0.49)	(0.52)	(0.55)	(0.41)	(0.34)	(0.41)	(0.43)	(0.47)
Net asset value at end of period	$10.34	$10.75	$10.91	$11.18	$11.33	$10.34	$10.75	$10.91	$11.18	$11.33
Total return	0.73%[3]	2.52%[3]	2.01%[3]	3.34%[3]	4.34%[3]	(0.04)%[4]	1.67%[4]	1.25%[4]	2.57%[4]	3.56%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$928,828	$310,258	$247,380	$126,332	$86,559	$24,133	$32,098	$42,479	$44,786	$53,897
Ratios of expenses to average net assets
Net expenses	1.20%	0.89%	0.86%	0.98%	1.07%	1.92%	1.72%	1.61%	1.73%	1.82%
Net expenses (excluding interest expense)	0.92%	0.89%	0.86%	0.98%	1.07%	1.68%	1.72%	1.61%	1.73%	1.82%
Total expenses	1.40%	1.20%	1.26%	1.38%	1.34%	2.09%	1.94%	1.90%	2.03%	2.09%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.75%	4.22%	3.92%	3.63%	3.05%	3.99%	3.37%	3.20%	2.81%	2.62%
Before advisory/administration and other fee waivers	4.55%	3.91%	3.52%	3.23%	2.78%	3.82%	3.15%	2.91%	2.51%	2.35%
Portfolio turnover rate	1,659%	551%	662%	345%	1,981%[5]	1,659%	551%	662%	345%	1,981%[5]

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.73	$10.89	$11.16	$11.31	$11.38
Income from investment operations
Net investment income[2]	0.42	0.37	0.35	0.31	0.30
Net gain (loss) on investments (both realized and unrealized)	(0.41)	(0.19)	(0.21)	(0.03)	0.10
Total from investment operations	0.01	0.18	0.14	0.28	0.40
Less distributions
Distributions from net investment income	(0.41)	(0.34)	(0.39)	(0.27)	(0.38)
Distributions from capital	– –	– –	(0.02)	– –	– –
Distributions from net realized gains	– –	– –	– –	(0.16)	(0.09)
Total distributions	(0.41)	(0.34)	(0.41)	(0.43)	(0.47)
Net asset value at end of period	$10.33	$10.73	$10.89	$11.16	$11.31
Total return[4]	0.05%	1.76%	1.25%	2.57%	3.56%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$36,207	$34,062	$31,840	$26,036	$29,537
Ratios of expenses to average net assets
Net expenses	1.95%	1.63%	1.61%	1.73%	1.82%
Net expenses (excluding interest expense)	1.68%	1.63%	1.61%	1.73%	1.82%
Total expenses	2.13%	1.85%	1.90%	2.03%	2.09%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.01%	3.48%	3.19%	2.81%	2.61%
Before advisory/administration and other fee waivers	3.83%	3.26%	2.90%	2.51%	2.34%
Portfolio turnover rate	1,659%	551%	662%	345%	1,981%[5]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

5  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

BlackRock

Inflation Protected Bond Portfolio

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund is also subject to deflation risk. Deflation risk is the possibility that prices throughout the economy decline over time—the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-

term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Inflation Protected Bond Portfolio

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond; Inv A
Return Before Taxes	7.32%	5.47%	06/28/04
Return After Taxes on Distributions	5.63%	3.57%
Return After Taxes on Distributions and Sale of Shares	4.69%	3.54%
Inflation Protected Bond; Inv B
Return Before Taxes	6.61%	5.25%	06/28/04
Inflation Protected Bond; Inv C
Return Before Taxes	9.93%	6.07%	06/28/04
Lehman Global Real: U.S. TIPS Index (Reflects no deduction for fees, expenses or taxes)	11.63%	6.36%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.40%		0.40%		0.40%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Other expenses		0.66%		0.71%		0.65%
Service fees	0.25%		0.25%		0.25%
Other	0.41%		0.46%		0.40%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		1.07%		1.87%		1.81%
Fee waivers and expense reimbursements[1]		0.21%		0.26%		0.20%
Net expenses[1]		0.86%		1.61%		1.61%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.15% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.85% (for Investor A Shares) and 1.60% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.66%, 1.42% and 1.41% for Investor A, Investor B and Investor C Shares (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), respectively. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers, L.P. unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$484	$707	$947	$1,635
B Shares**
Redemption	$614	$913	$1,187	$1,861	***
B Shares
No Redemption	$164	$563	$987	$1,861	***
C Shares**
Redemption	$264	$550	$961	$2,110
C Shares
No Redemption	$164	$550	$961	$2,110

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after seven years.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock, and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide shareholder liaison services to shareholders.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, and Brian Weinstein, Managing Director of BFM.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	INVESTOR A SHARES				INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$9.95	$10.47	$10.50	$10.00	$9.97	$10.48	$10.51	$10.00
Income from investment operations
Net investment income (loss)[2]	0.41	0.50	0.42	0.01	0.30	0.40	0.38	(0.01)
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.26)	0.13	0.51	0.09	(0.22)	0.09	0.53
Total from investment operations	0.47	0.24	0.55	0.52	0.39	0.18	0.47	0.52
Less distributions
Distributions from net investment income	(0.39)	(0.63)	(0.48)	(0.02)	(0.32)	(0.56)	(0.40)	(0.01)
Distributions from net realized gains	(0.03)	(0.13)	(0.10)	– –	(0.03)	(0.13)	(0.10)	– –
Total distributions	(0.42)	(0.76)	(0.58)	(0.02)	(0.35)	(0.69)	(0.50)	(0.01)
Net asset value at end of period	$10.00	$9.95	$10.47	$10.50	$10.01	$9.97	$10.48	$10.51
Total return	4.84%[3]	2.43%[3]	5.42%[3]	5.21%[3,4]	4.05%[5]	1.78%[5]	4.62%[5]	5.21%[4,5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$16,139	$4,079	$3,994	$93	$8,800	$2,110	$2,045	$61
Ratios of expenses to average net assets
Net expenses	0.66%	0.71%	0.69%	0.71%[6]	1.41%	1.44%	1.44%	1.44%[6]
Net expenses (excluding interest expenses)	0.66%	0.71%	0.69%	0.71%[6]	1.41%	1.44%	1.44%	1.44%[6]
Total expenses	1.08%	1.34%	1.39%	3.08%[6]	1.87%	1.96%	2.07%	3.73%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.14%	5.00%	4.06%	3.88%[6]	3.06%	3.98%	3.65%	3.15%[6]
Before advisory/administration and other fee waivers	3.72%	4.37%	3.36%	1.51%[6]	2.60%	3.46%	3.02%	0.86%[6]
Portfolio turnover rate	219%	235%	419%	96%	219%	235%	419%	96%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$10.01	$10.53	$10.55	$10.00
Income from investment operations
Net investment income (loss)[2]	0.31	0.43	0.36	(0.01)
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.26)	0.12	0.56
Total from investment operations	0.40	0.17	0.48	0.55
Less distributions
Distributions from net investment income	(0.32)	(0.56)	(0.40)	– –
Distributions from net realized gains	(0.03)	(0.13)	(0.10)	– –
Total distributions	(0.35)	(0.69)	(0.50)	– –
Net asset value at end of period	$10.06	$10.01	$10.53	$10.55
Total return[4]	4.03%	1.72%	4.70%	5.51%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$36,120	$4,619	$3,749	$6
Ratios of expenses to average net assets
Net expenses	1.41%	1.39%	1.42%	1.44%[6]
Net expenses (excluding interest expenses)	1.41%	1.39%	1.42%	1.44%[6]
Total expenses	1.81%	1.89%	2.04%	3.73%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.09%	4.25%	3.46%	3.15%[6]
Before advisory/administration and other fee waivers	2.69%	3.75%	2.84%	0.86%[6]
Portfolio turnover rate	219%	235%	419%	96%

1  Commenced operations on June 28, 2004.

2  Calculated using the average shares outstanding method.

3   Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

5  Not Annualized.

6  Annualized.

BlackRock

GNMA Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charge.

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA; Inv A
Return Before Taxes	2.41%	2.91%	4.92%	05/18/98
Return After Taxes on Distributions	0.63%	1.19%	2.79%
Return After Taxes on Distributions and Sale of Shares	1.52%	1.45%	2.88%
GNMA; Inv B
Return Before Taxes	1.38%	2.64%	4.78%	05/18/98
GNMA; Inv C
Return Before Taxes	4.95%	3.01%	4.56%	05/18/98
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	6.98%	4.39%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.55%		0.55%		0.55%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense		0.04%		0.04%		0.04%
Other expenses		0.59%		0.62%		0.56%
Service fees	0.25%		0.25%		0.25%
Other	0.34%		0.37%		0.31%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		1.19%		1.97%		1.91%
Fee waivers and expense reimbursements[1]		0.07%		0.10%		0.04%
Net expenses[1]		1.12%		1.87%		1.87%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.85%, for Investor B Shares of the fund are estimated to be 1.63%, and for Investor C Shares of the fund are estimated to be 1.57% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses).

These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$510	$756	$1,022	$1,779
B Shares**
Redemption	$640	$959	$1,253	$1,991	***
B Shares
No Redemption	$190	$609	$1,053	$1,991	***
C Shares**
Redemption	$290	$596	$1,028	$2,229
C Shares
No Redemption	$190	$596	$1,028	$2,229

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

GNMA Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.58	$9.74	$9.92	$10.06	$10.27	$9.54	$9.71	$9.89	$10.03	$10.24
Income from investment operations
Net investment income	0.43 [2]	0.41 [2]	0.41 [2]	0.43 [2]	0.46	0.36 [2]	0.33 [2]	0.33 [2]	0.36 [2]	0.38
Net loss on investments (both realized and unrealized)	(0.04)	(0.08)	(0.21)	(0.09)	(0.11)	(0.05)	(0.09)	(0.21)	(0.09)	(0.11)
Total from investment operations	0.39	0.33	0.20	0.34	0.35	0.31	0.24	0.12	0.27	0.27
Less distributions
Distributions from net investment income	(0.48)	(0.49)	(0.38)	(0.48)	(0.56)	(0.40)	(0.41)	(0.30)	(0.41)	(0.48)
Net asset value at end of period	$9.49	$9.58	$9.74	$9.92	$10.06	$9.45	$9.54	$9.71	$9.89	$10.03
Total return	4.13%[3]	3.47%[3]	2.01%[3]	3.50%[3]	3.50%[3]	3.34%[4]	2.58%[4]	1.25%[4]	2.74%[4]	2.74%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$14,677	$14,122	$15,288	$18,080	$18,978	$11,065	$14,627	$19,792	$25,439	$32,486
Ratios of expenses to average net assets
Net expenses	0.89%	0.87%	0.86%	1.05%	1.11%	1.67%	1.65%	1.62%	1.80%	1.85%
Net expenses (excluding interest expense)	0.85%	0.87%	0.86%	0.99%	1.07%	1.63%	1.65%	1.61%	1.74%	1.82%
Total expenses	1.18%	1.27%	1.32%	1.46%	1.42%	1.96%	1.96%	1.97%	2.11%	2.16%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.54%	4.26%	4.13%	4.34%	4.27%	3.78%	3.50%	3.40%	3.62%	3.56%
Before advisory/administration and other fee waivers	4.25%	3.86%	3.67%	3.93%	3.96%	3.49%	3.19%	3.05%	3.31%	3.25%
Portfolio turnover rate	553%	320%	521%	228%	1,365%[5]	553%	320%	521%	228%	1,365%[5]

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

GNMA Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.53	$9.70	$9.88	$10.01	$10.23
Income from investment operations
Net investment income	0.37 [2]	0.34 [2]	0.34 [2]	0.36 [2]	0.38
Net loss on investments (both realized and unrealized)	(0.04)	(0.10)	(0.22)	(0.08)	(0.12)
Total from investment operations	0.33	0.24	0.12	0.28	0.26
Less distributions
Distributions from net investment income	(0.41)	(0.41)	(0.30)	(0.41)	(0.48)
Net asset value at end of period	$9.45	$9.53	$9.70	$9.88	$10.01
Total return[4]	3.51%	2.59%	1.26%	2.85%	2.64%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$16,369	$19,497	$26,691	$39,542	$51,109
Ratios of expenses to average net assets
Net expenses	1.61%	1.65%	1.62%	1.80%	1.85%
Net expenses (excluding interest expense)	1.57%	1.65%	1.61%	1.74%	1.82%
Total expenses	1.90%	1.95%	1.98%	2.11%	2.16%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.85%	3.51%	3.44%	3.62%	3.55%
Before advisory/administration fee waivers	3.56%	3.21%	3.08%	3.31%	3.24%
Portfolio turnover rate	553%	320%	521%	228%	1,365%[5]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

5  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

BlackRock

Managed Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in November 1999. The performance of Investor C Shares for the period before it was launched is based on the performance of Institutional Shares, adjusted to reflect the class specific fees applicable to Investor C Shares, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Managed Income

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Managed Income; Inv A
Return Before Taxes	1.52%	3.01%	4.87%	11/01/89
Return After Taxes on Distributions	0.10%	1.33%	2.80%
Return After Taxes on Distributions and Sale of Shares	0.96%	1.60%	2.89%
Managed Income; Inv B
Return Before Taxes	0.50%	2.72%	4.76%	11/01/89
Managed Income; Inv C
Return Before Taxes	4.07%	3.09%	4.43%	11/01/89
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.50%		0.50%		0.50%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense		0.03%		0.03%		0.03%
Other expenses		0.50%		0.52%		0.59%
Service fees	0.25%		0.25%		0.25%
Other	0.25%		0.27%		0.34%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.03%		1.80%		1.87%
Fee waivers and expense reimbursements[2]		– –%		– –%		– –%
Net expenses[2]		1.03%		1.80%		1.87%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchases of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.12% (for Investor A Shares) and 1.87% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$501	$715	$946	$1,609
B Shares**
Redemption	$633	$916	$1,175	$1,818	***
B Shares
No Redemption	$183	$566	$975	$1,818	***
C Shares**
Redemption	$290	$588	$1,011	$2,190
C Shares
No Redemption	$190	$588	$1,011	$2,190

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Managed Income Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.00	$10.21	$10.41	$10.80	$10.71	$10.00	$10.21	$10.41	$10.80	$10.71
Income from investment operations
Net investment income	0.41 [2]	0.41 [2]	0.42 [2]	0.42 [2]	0.49	0.33 [2]	0.32 [2]	0.35 [2]	0.35 [2]	0.41
Net gain (loss) on investments (both realized and unrealized)	(0.02)	(0.12)	(0.17)	(0.10)	0.18	(0.01)	(0.12)	(0.17)	(0.11)	0.18
Total from investment operations	0.39	0.29	0.25	0.32	0.67	0.32	0.20	0.18	0.24	0.59
Less distributions
Distributions from net investment income	(0.40)	(0.45)	(0.41)	(0.43)	(0.58)	(0.33)	(0.36)	(0.34)	(0.35)	(0.50)
Distributions from net realized gains	– –	(0.05)	(0.04)	(0.28)	– –	– –	(0.05)	(0.04)	(0.28)	– –
Total distributions	(0.40)	(0.50)	(0.45)	(0.71)	(0.58)	(0.33)	(0.41)	(0.38)	(0.63)	(0.50)
Net asset value at end of period	$9.99	$10.00	$10.21	$10.41	$10.80	$9.99	$10.00	$10.21	$10.41	$10.80
Total return	4.03%[3]	2.86%[3]	2.45%[3]	3.13%[3]	6.41%[3]	3.24%[4]	1.91%[4]	1.69%[4]	2.36%[4]	5.61%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$21,155	$23,921	$29,462	$35,462	$49,870	$3,890	$5,127	$6,625	$9,136	$10,425
Ratios of expenses to average net assets
Net expenses	1.03%	1.01%	1.05%	1.10%	1.13%	1.80%	1.85%	1.80%	1.85%	1.87%
Net expenses (excluding interest expense)	1.00%	1.01%	1.05%	1.10%	1.12%	1.77%	1.85%	1.80%	1.85%	1.87%
Total expenses	1.03%	1.13%	1.18%	1.30%	1.30%	1.80%	1.88%	1.84%	1.95%	2.05%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.12%	4.07%	4.06%	4.06%	4.57%	3.38%	3.24%	3.34%	3.31%	3.80%
Before advisory/administration and other fee waivers	4.12%	3.95%	3.93%	3.86%	4.40%	3.38%	3.21%	3.30%	3.21%	3.63%
Portfolio turnover rate	256%	184%	252%	284%	613%[5]	256%	184%	252%	284%	613%[5]

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Managed Income Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.97	$10.18	$10.38	$10.78	$10.68
Income from investment operations
Net investment income	0.33 [2]	0.33 [2]	0.34 [2]	0.35 [2]	0.41
Net gain (loss) on investments (both realized and unrealized)	(0.01)	(0.12)	(0.16)	(0.12)	0.19
Total from investment operations	0.32	0.21	0.18	0.23	0.60
Less distributions
Distributions from net investment income	(0.32)	(0.37)	(0.34)	(0.35)	(0.50)
Distributions from net realized gains	– –	(0.05)	(0.04)	(0.28)	– –
Total distributions	(0.32)	(0.42)	(0.38)	(0.63)	(0.50)
Net asset value at end of period	$9.97	$9.97	$10.18	$10.38	$10.78
Total return[4]	3.32%	2.07%	1.69%	2.26%	5.73%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,241	$1,144	$1,187	$870	$763
Ratios of expenses to average net assets
Net expenses	1.84%	1.78%	1.79%	1.84%	1.87%
Net expenses (excluding interest expense)	1.81%	1.78%	1.79%	1.84%	1.87%
Total expenses	1.89%	1.80%	1.83%	1.95%	2.05%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.35%	3.32%	3.27%	3.34%	3.77%
Before advisory/administration fee waivers	3.30%	3.30%	3.23%	3.24%	3.60%
Portfolio turnover rate	256%	184%	252%	284%	613%[5]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

5  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

BlackRock

International Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse purchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

International Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	10 Years	Inception Date[1]
International Bond; Inv A
Return Before Taxes	4.79%	5.06%	6.11%	07/01/91
Return After Taxes on Distributions	4.52%	4.21%	4.23%
Return After Taxes on Distributions and Sale of Shares	3.11%	3.84%	4.04%
International Bond; Inv B
Return Before Taxes	3.61%	4.77%	5.98%	07/01/91
International Bond; Inv C
Return Before Taxes	6.95%	5.08%	5.73%	07/01/91
Citigroup Non-U.S. World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	11.45%	7.54%	6.30%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.55%		0.55%		0.55%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense[1]		– –%		– –%		– –%
Other expenses		0.66%		0.71%		0.57%
Service fees	0.25%		0.25%		0.25%
Other	0.41%		0.46%		0.32%
Acquired fund fees and expenses[2]		– –%		– –%		– –%
Total annual fund operating expenses		1.21%		2.01%		1.87%
Fee waivers and expense reimbursements[3]		0.02%		– –%		– –%
Net expenses[3]		1.19%		2.01%		1.87%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.19% (for Investor A Shares) and 2.25% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$516	$767	$1,037	$1,806
B Shares**
Redemption	$654	$980	$1,283	$2,035	***
B Shares
No Redemption	$204	$630	$1,083	$2,035	***
C Shares**
Redemption	$290	$588	$1,011	$2,190
C Shares
No Redemption	$190	$588	$1,011	$2,190

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. His responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income market. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Mr. Thiel's primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock in 2002, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below show the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

International Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.98	$11.14	$11.42	$11.07	$10.54	$10.98	$11.14	$11.42	$11.07	$10.54
Income from investment operations
Net investment income[2]	0.31	0.29	0.25	0.23	0.24	0.22	0.20	0.17	0.15	0.16
Net gain (loss) on investments (both realized and unrealized)	0.57	(0.19)	0.03	0.52	0.81	0.57	(0.19)	0.02	0.51	0.81
Total from investment operations	0.88	0.10	0.28	0.75	1.05	0.79	0.01	0.19	0.66	0.97
Less distributions
Distributions from net investment income	(0.29)	(0.26)	(0.55)	(0.40)	(0.28)	(0.19)	(0.17)	(0.46)	(0.31)	(0.20)
Distributions from capital	– –	– –	– –	– –	(0.17)	– –	– –	– –	– –	(0.17)
Distributions from net realized gains	– –	– –	(0.01)	– –	(0.07)	– –	– –	(0.01)	– –	(0.07)
Total distributions	(0.29)	(0.26)	(0.56)	(0.40)	(0.52)	(0.19)	(0.17)	(0.47)	(0.31)	(0.44)
Redemption fees added to paid- in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$11.57	$10.98	$11.14	$11.42	$11.07	$11.58	$10.98	$11.14	$11.42	$11.07
Total return	8.13%[4,5,6]	0.93%[4,6]	2.21%[4,6]	6.84%[4,6]	10.27%[4]	7.30 [5,6,7]	0.10%[6,7]	1.45%[6,7]	6.04%[6,7]	9.45%[7]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$110,810	$141,130	$182,321	$123,145	$74,821	$12,539	$15,475	$19,705	$16,780	$13,087
Ratios of expenses to average net assets
Net expenses	1.16%	1.18%	1.18%	1.31%	1.41%	2.01%	2.02%	1.93%	2.06%	2.16%
Net expenses (excluding interest expense)	1.16%	1.18%	1.18%	1.31%	1.41%	2.01%	2.02%	1.93%	2.06%	2.16%
Total expenses	1.22%	1.39%	1.29%	1.43%	1.41%	2.01%	2.03%	1.95%	2.09%	2.16%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.79%	2.64%	2.17%	2.06%	2.21%	1.96%	1.79%	1.43%	1.32%	1.51%
Before advisory/administration and other fee waivers	2.73%	2.43%	2.06%	1.93%	2.21%	1.96%	1.78%	1.41%	1.29%	1.51%
Portfolio turnover rate	77%	148%	164%	240%	209%	77%	148%	164%	240%	209%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

International Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$11.01	$11.17	$11.45	$11.10	$10.56
Income from investment operations
Net investment income[2]	0.24	0.21	0.17	0.15	0.15
Net gain (loss) on investments (both realized and unrealized)	0.57	(0.19)	0.02	0.51	0.83
Total from investment operations	0.81	0.02	0.19	0.66	0.98
Less distributions
Distributions from net investment income	(0.21)	(0.18)	(0.46)	(0.31)	(0.20)
Distributions from capital	– –	– –	– –	– –	(0.17)
Distributions from net realized gains	– –	– –	(0.01)	– –	(0.07)
Total distributions	(0.21)	(0.18)	(0.47)	(0.31)	(0.44)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$11.61	$11.01	$11.17	$11.45	$11.10
Total return[7]	7.41%[5,6]	0.17%[6]	1.45%[6]	6.03%[6]	9.53%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$39,777	$50,795	$65,555	$36,947	$17,777
Ratios of expenses to average net assets
Net expenses	1.89%	1.94%	1.93%	2.04%	2.15%
Net expenses (excluding interest expense)	1.89%	1.94%	1.93%	2.04%	2.15%
Total expenses	1.89%	1.95%	1.94%	2.07%	2.15%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	2.12%	1.88%	1.42%	1.32%	1.44%
Before advisory/administration fee waivers	2.12%	1.87%	1.41%	1.29%	1.44%
Portfolio turnover rate	77%	148%	164%	240%	209%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Sales load not reflected in total return.

5  The total return was not impacted by losses, reimbursed by the investment advisor in the amount of $17,441, incurred as a result of a violation of a fundamental investment policy.

6  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7  Contingent deferred sales load not reflected in total return.

BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

High Yield Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond; Inv A
Return Before Taxes	-1.68%	10.06%	6.34%	11/19/98
Return After Taxes on Distributions	-4.16%	7.06%	2.73%
Return After Taxes on Distributions and Sale of Shares	-1.09%	6.90%	3.10%
High Yield Bond; Inv B
Return Before Taxes	-2.60%	9.89%	6.21%	11/19/98
High Yield Bond; Inv C
Return Before Taxes	0.87%	10.15%	6.03%	11/19/98
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index (Reflects no deduction for fees, expenses or taxes)	2.27%	10.74%	6.40%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.48%		0.48%		0.48%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Interest expense		0.05%		0.05%		0.05%
Other expenses		0.72%		0.57%		0.53%
Service fees	0.25%		0.25%		0.25%
Other	0.47%		0.32%		0.28%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.25%		1.85%		1.81%
Fee waivers and expense reimbursements[2]		0.24%		0.09%		0.05%
Net expenses[2]		1.01%		1.76%		1.76%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.96% (for Investor A Shares) and 1.71% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor C Shares of the fund are estimated to be 1.69% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$499	$758	$1,037	$1,831
B Shares**
Redemption	$629	$923	$1,192	$1,932	***
B Shares
No Redemption	$179	$573	$992	$1,932	***
C Shares**
Redemption	$279	$565	$975	$2,123
C Shares
No Redemption	$179	$565	$975	$2,123

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (BFM) since 2006, and James Keenan, CFA, Managing Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day to day management of the fund's portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Vice Chairman of BFM since 2007, are also part of the fund's management team.

Mr. Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since 2003, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$7.92	$8.09	$8.14	$7.73	$6.75	$7.92	$8.09	$8.14	$7.73	$6.75
Income from investment operations
Net investment income	0.59 [2]	0.55 [2]	0.60 [2]	0.58 [2]	0.73	0.54 [2]	0.50 [2]	0.55 [2]	0.52 [2]	0.65
Net gain (loss) on investments (both realized and unrealized)	0.05	– – [3]	0.05	0.38	0.96	0.04	(0.01)	0.04	0.38	0.98
Total from investment operations	0.64	0.55	0.65	0.96	1.69	0.58	0.49	0.59	0.90	1.63
Less distributions
Distributions from net investment income	(0.58)	(0.58)	(0.56)	(0.55)	(0.71)	(0.52)	(0.52)	(0.50)	(0.49)	(0.65)
Distributions from net realized gains	– –	(0.14)	(0.14)	– –	– –	– –	(0.14)	(0.14)	– –	– –
Total distributions	(0.58)	(0.72)	(0.70)	(0.55)	(0.71)	(0.52)	(0.66)	(0.64)	(0.49)	(0.65)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$7.98	$7.92	$8.09	$8.14	$7.73	$7.98	$7.92	$8.09	$8.14	$7.73
Total return	8.22%[5,6]	7.22%[5,6]	8.24%[5,6]	12.70%[5,6]	26.25%[5]	7.44%[5,7]	6.43%[5,7]	7.44%[5,7]	11.87%[5,7]	25.34%[7]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$586,748	$423,297	$262,920	$72,806	$82,391	$66,014	$87,651	$110,420	$92,243	$107,078
Ratios of expenses to average net assets
Net expenses	1.01%	0.96%	0.96%	1.10%	1.22%	1.74%	1.71%	1.71%	1.85%	1.98%
Net expenses (excluding interest expense)	0.96%	0.96%	0.96%	1.09%	1.17%	1.69%	1.71%	1.71%	1.84%	1.92%
Total expenses	1.24%	1.24%	1.25%	1.34%	1.36%	1.84%	1.89%	1.89%	1.99%	2.12%
Ratios of net investment income to average net
assets After advisory/ administration and other fee waivers	7.32%	6.98%	7.41%	7.29%	8.81%	6.61%	6.31%	6.74%	6.49%	8.39%
Before advisory/ administration and other fee waivers	7.09%	6.70%	7.12%	7.05%	8.68%	6.51%	6.13%	6.56%	6.35%	8.25%
Portfolio turnover rate	69%	105%	129%	172%	212%	69%	105%	129%	172%	212%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$7.93	$8.10	$8.15	$7.74	$6.75
Income from investment operations
Net investment income	0.53 [2]	0.50 [2]	0.55 [2]	0.52 [2]	0.67
Net gain (loss) on investments (both realized and unrealized)	0.04	(0.01)	0.04	0.38	0.97
Total from investment operations	0.57	0.49	0.59	0.90	1.64
Less distributions
Distributions from net investment income	(0.52)	(0.52)	(0.50)	(0.49)	(0.65)
Distributions from net realized gains	– –	(0.14)	(0.14)	– –	– –
Total distributions	(0.52)	(0.66)	(0.64)	(0.49)	(0.65)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$7.98	$7.93	$8.10	$8.15	$7.74
Total return[7]	7.29%[6]	6.42%[6]	7.44%[6]	11.86%[6]	25.48%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$70,573	$51,917	$49,939	$61,983	$73,246
Ratios of expenses to average net assets
Net expenses	1.73%	1.71%	1.72%	1.85%	1.97%
Net expenses (excluding interest expense)	1.68%	1.71%	1.72%	1.85%	1.92%
Total expenses	1.81%	1.86%	1.89%	1.99%	2.11%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	6.59%	6.28%	6.77%	6.50%	8.14%
Before advisory/administration fee waivers	6.51%	6.13%	6.60%	6.35%	8.00%
Portfolio turnover rate	69%	105%	129%	172%	212%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Sales load not reflected in total return.

6  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7  Contingent deferred sales load not reflected in total return.

BlackRock

AMT-Free Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond; Inv A
Return Before Taxes	-2.43%	2.12%	3.15%	05/14/90
Return After Taxes on Distributions	-2.50%	2.10%	3.12%
Return After Taxes on Distributions and Sale of Shares	-0.24%	2.37%	3.27%
AMT-Free Municipal Bond; Inv B
Return Before Taxes	-2.64%	2.02%	3.05%	05/14/90
AMT-Free Municipal Bond; Inv C
Return Before Taxes	0.22%	2.24%	2.83%	05/14/90
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.50%		0.50%		0.50%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Other expenses		0.49%		0.51%		0.49%
Service fees	0.25%		0.25%		0.25%
Other	0.24%		0.26%		0.24%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		1.00%		1.77%		1.75%
Fee waivers and expense reimbursements[1]		– –%		– –%		– –%
Net expenses[1,2]		1.00%		1.77%		1.75%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares") for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.80%, for Investor B Shares of the fund are estimated to be 1.57% and for Investor C Shares of the fund are estimated to be 1.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$523	$730	$954	$1,598
B Shares**
Redemption	$630	$907	$1,159	$1,786	***
B Shares
No Redemption	$180	$557	$959	$1,786	***
C Shares**
Redemption	$278	$551	$949	$2,062
C Shares
No Redemption	$178	$551	$949	$2,062

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $542, $790, $1,057 and $1,818, respectively for Investor A Shares with redemption at the end of each time period, $650, $968, $1,262 and $2,003, respectively for Investor B Shares with redemption at the end of each time period , $200, $618, $1,062 and $2,003, respectively for Investor B Shares with no redemption at the end of each time period, $298, $612, $1,052 and $2,275, respectively for Investor C Shares with redemption at the end of each time period and $198, $612, $1,052 and $2,275 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006.

Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.93	$11.00	$11.12	$11.22	$11.38	$10.93	$11.00	$11.11	$11.22	$11.38
Income from investment operations
Net investment income	0.43 [2]	0.43 [2]	0.44 [2]	0.44 [2]	0.48	0.39 [2]	0.35 [2]	0.36 [2]	0.36 [2]	0.40
Net loss on investments (both realized and unrealized)	(0.22)	(0.07)	(0.13)	(0.10)	(0.16)	(0.21)	(0.08)	(0.12)	(0.11)	(0.16)
Total from investment operations	0.21	0.36	0.31	0.34	0.32	0.18	0.27	0.24	0.25	0.24
Less distributions
Distributions from net investment income	(0.43)	(0.43)	(0.43)	(0.44)	(0.48)	(0.40)	(0.34)	(0.35)	(0.36)	(0.40)
Net asset value at end of period	$10.71	$10.93	$11.00	$11.12	$11.22	$10.71	$10.93	$11.00	$11.11	$11.22
Total return	1.92%[3]	3.35%[3]	2.81%[3]	3.10%[3]	2.91%[3]	1.63%[4]	2.55%[4]	2.14%[4]	2.24%[4]	2.14%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9.868	$9,713	$8,965	$7,711	$8,573	$3,088	$4,168	$4,839	$5,869	$7,161
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	0.79%	0.82%	0.86%	1.00%	1.07%	1.10%	1.60%	1.61%	1.75%	1.82%
Net expenses (including expense and fees)	0.99%	1.01%	0.98%	1.06%	1.16%	1.30%	1.79%	1.73%	1.81%	1.91%
Total expenses	1.20%	1.31%	1.30%	1.37%	1.39%	1.51%	1.99%	1.96%	2.03%	2.14%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.96%	3.97%	3.99%	3.95%	4.31%	3.65%	3.20%	3.24%	3.21%	3.57%
Before advisory/administration and other fee waivers	3.75%	3.67%	3.67%	3.64%	4.08%	3.44%	3.00%	3.01%	2.99%	3.34%
Portfolio turnover rate	88%	66%	87%	69%	72%	88%	66%	87%	69%	72%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.93	$11.00	$11.12	$11.21	$11.38
Income from investment operations
Net investment income	0.35 [2]	0.35 [2]	0.36 [2]	0.35 [2]	0.41
Net loss on investments (both realized and unrealized)	(0.22)	(0.07)	(0.13)	(0.08)	(0.18)
Total from investment operations	0.13	0.28	0.23	0.27	0.23
Less distributions
Distributions from net investment income	(0.35)	(0.35)	(0.35)	(0.36)	(0.40)
Net asset value at end of period	$10.71	$10.93	$11.00	$11.12	$11.21
Total return[4]	1.16%	2.59%	2.05%	2.33%	2.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$3,913	$2,662	$2,303	$2,918	$2,559
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.54%	1.56%	1.62%	1.73%	1.82%
Net expenses (including expense and fees)	1.74%	1.75%	1.74%	1.79%	1.91%
Total expenses	1.95%	1.95%	1.97%	2.01%	2.14%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.22%	3.22%	3.26%	3.17%	3.59%
Before advisory/administration fee waivers	3.01%	3.02%	3.03%	2.96%	3.36%
Portfolio turnover rate	88%	66%	87%	69%	72%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

BlackRock

Delaware Municipal Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Delaware state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Delaware Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	Since Inception	Inception Date[1]
Delaware Municipal Bond; Inv A
Return Before Taxes	-0.88%	2.12%	3.71%	05/11/98
Return After Taxes on Distributions	-0.93%	2.11%	3.67%
Return After Taxes on Distributions and Sale of Shares	0.82%	2.40%	3.76%
Delaware Municipal Bond; Inv B
Return Before Taxes	-1.71%	1.92%	3.62%	05/11/98
Delaware Municipal Bond; Inv C
Return Before Taxes	1.76%	2.26%	3.41%	05/11/98
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.26%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.55%		0.55%		0.55%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Other expenses		0.54%		0.56%		0.55%
Service fees	0.25%		0.25%		0.25%
Other	0.29%		0.31%		0.30%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		1.10%		1.87%		1.86%
Fee waivers and expense reimbursements[1]		0.14%		0.21%		0.20%
Net expenses[1,2]		0.96%		1.66%		1.66%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges. A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.95% (for Investor A Shares) and 1.65% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.41%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$519	$747	$992	$1,696
B Shares**
Redemption	$619	$917	$1,191	$1,877	***
B Shares
No Redemption	$169	$567	$991	$1,877	***
C Shares**
Redemption	$269	$565	$987	$2,163
C Shares
No Redemption	$169	$565	$987	$2,163

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.41%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $655, $1,161, $1,692 and $3,140, respectively for Investor A Shares with redemption at the end of each time period, $760, $1,340, $1,894 and $3,305, respectively for Investor B Shares with redemption at the end of each time period, $310, $990, $1,694 and $3,305, respectively for Investor B Shares with no redemption at the end of each time period, $410, $988, $1,690 and $3,554, respectively for Investor C Shares with redemption at the end of each time period and $310, $988, $1,690 and $3,554 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one- time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Delaware Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.83	$9.93	$10.13	$10.24	$10.54	$9.83	$9.93	$10.14	$10.24	$10.54
Income from investment operations
Net investment income	0.41 [2]	0.40 [2]	0.39 [2]	0.42 [2]	0.45	0.34 [2]	0.33 [2]	0.31 [2]	0.35 [2]	0.37
Net loss on investments (both realized and unrealized)	(0.15)	(0.11)	(0.20)	(0.09)	(0.24)	(0.15)	(0.11)	(0.21)	(0.08)	(0.23)
Total from investment operations	0.26	0.29	0.19	0.33	0.21	0.19	0.22	0.10	0.27	0.14
Less distributions
Distributions from net investment income	(0.38)	(0.39)	(0.39)	(0.44)	(0.51)	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)
Net asset value at end of period	$9.71	$9.83	$9.93	$10.13	$10.24	$9.71	$9.83	$9.93	$10.14	$10.24
Total return	2.74%[3]	3.01%[3]	1.85%[3]	3.35%[3]	2.15%[3]	2.02%[4]	2.26%[4]	0.99%[4]	2.68%[4]	1.38%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$10,448	$11,560	$14,421	$12,895	$8,634	$4,675	$6,213	$7,524	$8,606	$8,528
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	0.95%	1.00%	1.09%	1.14%	1.17%	1.65%	1.72%	1.84%	1.89%	1.92%
Net expenses (including expense and fees)	2.36%	2.26%	1.84%	1.61%	1.83%	3.06%	2.98%	2.59%	2.36%	2.58%
Total expenses	2.51%	2.47%	2.01%	1.87%	2.02%	3.28%	3.16%	2.67%	2.49%	2.75%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.20%	4.11%	3.86%	4.16%	4.48%	3.48%	3.40%	3.10%	3.42%	3.70%
Before advisory/administration and other fee waivers	4.05%	3.90%	3.69%	3.90%	4.30%	3.26%	3.22%	3.02%	3.29%	3.52%
Portfolio turnover rate	11%	5%	8%	3%	26%	11%	5%	8%	3%	26%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Delaware Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.83	$9.93	$10.13	$10.24	$10.54
Income from investment operations
Net investment income	0.34 [2]	0.33 [2]	0.31 [2]	0.35 [2]	0.37
Net loss on investments (both realized and unrealized)	(0.15)	(0.11)	(0.20)	(0.09)	(0.23)
Total from investment operations	0.19	0.22	0.11	0.26	0.14
Less distributions
Distributions from net investment income	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)
Net asset value at end of period	$9.71	$9.83	$9.93	$10.13	$10.24
Total return[4]	2.02%	2.26%	1.10%	2.58%	1.38%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,629	$9,551	$13,293	$14,500	$14,529
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.65%	1.73%	1.85%	1.89%	1.91%
Net expenses (including expense and fees)	3.06%	2.99%	2.60%	2.36%	2.57%
Total expenses	3.27%	3.15%	2.67%	2.49%	2.74%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.49%	3.41%	3.11%	3.43%	3.56%
Before advisory/administration fee waivers	3.28%	3.25%	3.04%	3.30%	3.40%
Portfolio turnover rate	11%	5%	8%	3%	26%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

BlackRock

Ohio Municipal Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics; minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender options bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps, (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of Securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in August 1998. The performance of Investor C Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Ohio Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	10 Years	Inception Date[1]
Ohio Municipal Bond; Inv A
Return Before Taxes	-1.26%	2.27%	3.78%	12/01/92
Return After Taxes on Distributions	-1.34%	2.12%	3.70%
Return After Taxes on Distributions and Sale of Shares	0.55%	2.39%	3.79%
Ohio Municipal Bond; Inv B
Return Before Taxes	-2.22%	1.98%	3.69%	12/01/92
Ohio Municipal Bond; Inv C
Return Before Taxes	1.22%	2.35%	3.41%	12/01/92
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.50%		0.50%		0.50%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Other expenses		0.53%		.51%		0.52%
Service fees	0.25%		0.25%		0.25%
Other	0.28%		0.26%		0.27%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		1.04%		1.77%		1.78%
Fee waivers and expense reimbursements[1]		0.18%		– –%		– –%
Net expenses[1,2]		0.86%		1.77%		1.78%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.85% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor B Shares of the fund are estimated to be 1.69% and for Investor C Shares of the fund are estimated to be 1.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.78%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$509	$725	$958	$1,626
B Shares**
Redemption	$630	$907	$1,159	$1,801	***
B Shares
No Redemption	$180	$557	$959	$1,801	***
C Shares**
Redemption	$281	$560	$964	$2,095
C Shares
No Redemption	$181	$560	$964	$2,095

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.78%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $585, $956, $1,352 and $2,457, respectively for Investor A Shares with redemption at the end of each time period, $708, $1,144, $1,555 and $2,623, respectively for Investor B Shares with redemption at the end of each time period, $258, $794, $1,355 and $2,623, respectively for Investor B Shares with no redemption at the end of each time period, $359, $796, $1,360 and $2,895, respectively for Investor C Shares with redemption at the end of each time period and $259, $796, $1,360 and $2,895 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.52	$10.64	$10.88	$10.87	$11.09	$10.52	$10.64	$10.88	$10.87	$11.09
Income from investment operations
Net investment income	0.44 [2]	0.45 [2]	0.44 [2]	0.49 [2]	0.46	0.35 [2]	0.36 [2]	0.36 [2]	0.41 [2]	0.39
Net loss on investments (both realized and unrealized)	(0.20)	(0.14)	(0.21)	(0.03)	(0.21)	(0.20)	(0.13)	(0.21)	(0.03)	(0.23)
Total from investment operations	0.24	0.31	0.23	0.46	0.25	0.15	0.23	0.15	0.38	0.16
Less distributions
Distributions from net investment income	(0.42)	(0.43)	(0.47)	(0.45)	(0.47)	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)
Net asset value at end of period	$10.34	$10.52	$10.64	$10.88	$10.87	$10.34	$10.52	$10.64	$10.88	$10.87
Total return	2.29%[3]	3.05%[3]	2.14%[3]	4.34%[3]	2.31%[3]	1.43%[4]	2.22%[4]	1.38%[4]	3.57%[4]	1.54%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,938	$7,557	$8,873	$5,043	$7,494	$5,142	$7,070	$9,424	$10,280	$10,453
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	0.85%	0.90%	0.99%	1.07%	1.08%	1.69%	1.72%	1.75%	1.79%	1.82%
Net expenses (including expense and fees)	1.63%	1.57%	1.43%	1.31%	1.41%	2.47%	2.39%	2.19%	2.03%	2.15%
Total expenses	1.81%	1.81%	1.64%	1.58%	1.64%	2.55%	2.46%	2.29%	2.21%	2.38%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.21%	4.26%	4.05%	4.56%	4.32%	3.38%	3.46%	3.32%	3.78%	3.55%
Before advisory/administration and other fee waivers	4.03%	4.02%	3.84%	4.29%	4.09%	3.30%	3.39%	3.22%	3.60%	3.32%
Portfolio turnover rate	21%	13%	9%	5%	15%	21%	13%	9%	5%	15%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.53	$10.65	$10.89	$10.87	$11.09
Income from investment operations
Net investment income	0.35 [2]	0.36 [2]	0.36 [2]	0.41 [2]	0.40
Net loss on investments (both realized and unrealized)	(0.20)	(0.13)	(0.21)	(0.02)	(0.24)
Total from investment operations	0.15	0.23	0.15	0.39	0.16
Less distributions
Distributions from net investment income	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)
Net asset value at the end of the period	$10.35	$10.53	$10.65	$10.89	$10.87
Total return[4]	1.42%	2.24%	1.38%	3.66%	1.54%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,002	$7,832	$7,063	$5,411	$5,740
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.70%	1.69%	1.74%	1.77%	1.82%
Net expenses (including expense and fees)	2.48%	2.36%	2.18%	2.01%	2.15%
Total expenses	2.56%	2.44%	2.28%	2.19%	2.38%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.37%	3.46%	3.30%	3.80%	3.55%
Before advisory/administration and other fee waivers	3.29%	3.38%	3.20%	3.62%	3.32%
Portfolio turnover rate	21%	13%	9%	5%	15%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

BlackRock

Kentucky Municipal Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Kentucky state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions,

dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Kentucky Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	5 Years	Since Inception	Inception Date[1]
Kentucky Municipal Bond; Inv A
Return Before Taxes	-2.05%	2.06%	3.20%	05/11/98
Return After Taxes on Distributions	-2.13%	1.93%	3.08%
Return After Taxes on Distributions and Sale of Shares	0.31%	2.23%	3.25%
Kentucky Municipal Bond; Inv B
Return Before Taxes	-2.84%	1.86%	3.10%	05/11/98
Kentucky Municipal Bond; Inv C
Return Before Taxes	0.48%	2.18%	2.91%	05/11/98
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.26%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		0.55%		0.55%		0.55%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Other expenses		0.50%		0.54%		0.51%
Service fees	0.25%		0.25%		0.25%
Other	0.25%		0.29%		0.26%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		1.06%		1.85%		1.82%
Fee waivers and expense reimbursements[1]		0.10%		0.24%		0.21%
Net expenses[1,2]		0.96%		1.61%		1.61%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.95% (for Investor A Shares) and 1.60% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.90%(excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.40%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$519	$738	$976	$1,655
B Shares**
Redemption	$614	$908	$1,178	$1,845	***
B Shares
No Redemption	$164	$558	$978	$1,845	***
C Shares**
Redemption	$264	$552	$966	$2,120
C Shares
No Redemption	$164	$552	$966	$2,120

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year

(as reported in the fund's audited financial statements) was 0.40%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $558, $858, $1,179 and $2,089, respectively for Investor A Shares with redemption at the end of each time period, $654, $1,030, $1,383 and $2,274, respectively for Investor B Shares with redemption at the end of each time period, $204, $680, $1,183 and $2,274, respectively for Investor B Shares with no redemption at the end of each time period, $304, $674, $1,171 and $2,538, respectively for Investor C Shares with redemption at the end of each time period and $204, $674, $1,171 and $2,538 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund

Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.58	$9.69	$9.73	$9.77	$9.99	$9.58	$9.69	$9.73	$9.77	$9.99
Income from investment operations
Net investment income	0.38 [2]	0.43 [2]	0.42 [2]	0.41 [2]	0.44	0.33 [2]	0.36 [2]	0.35 [2]	0.33 [2]	0.36
Net loss on investments (both realized and unrealized)	(0.21)	(0.18)	(0.14)	(0.07)	(0.20)	(0.22)	(0.18)	(0.14)	(0.07)	(0.20)
Total from investment operations	0.17	0.25	0.28	0.34	0.24	0.11	0.18	0.21	0.26	0.16
Less distributions
Distributions from net investment income	(0.48)	(0.36)	(0.32)	(0.38)	(0.46)	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)
Net asset value at end of period	$9.27	$9.58	$9.69	$9.73	$9.77	$9.27	$9.58	$9.69	$9.73	$9.77
Total return	1.86%[3]	2.68%[3]	2.95%[3]	3.53%[3]	2.46%[3]	1.14%[4]	1.94%[4]	2.18%[4]	2.76%[4]	1.70%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$14,185	$6,240	$6,377	$5,482	$4,701	$1,714	$2,233	$3,578	$3,897	$3,795
Ratios of expenses to average net assets
Net expenses (excluding expenses and fees)	0.87%	0.97%	1.09%	1.15%	1.17%	1.60%	1.71%	1.85%	1.89%	1.92%
Net expenses (including expenses and fees)	1.27%	1.53%	1.44%	1.31%	1.35%	2.00%	2.27%	2.20%	2.05%	2.10%
Total expenses	1.46%	1.75%	1.61%	1.52%	1.53%	2.24%	2.47%	2.27%	2.18%	2.27%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.07%	4.50%	4.28%	4.19%	4.42%	3.46%	3.78%	3.55%	3.44%	3.64%
Before advisory/administration and other fee waivers	3.88%	4.28%	4.11%	3.97%	4.24%	3.22%	3.58%	3.48%	3.31%	3.46%
Portfolio turnover rate	39%	8%	4%	7%	34%	39%	8%	4%	7%	34%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.61	$9.71	$9.76	$9.79	$10.02
Income from investment operations
Net investment income	0.31 [2]	0.36 [2]	0.35 [2]	0.33 [2]	0.36
Net loss on investments (both realized and unrealized)	(0.21)	(0.17)	(0.15)	(0.06)	(0.21)
Total from investment operations	0.10	0.19	0.20	0.27	0.15
Less distributions
Distributions from net investment income	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)
Net asset value at end of period	$9.29	$9.61	$9.71	$9.76	$9.79
Total return[4]	1.06%	2.04%	2.07%	2.86%	1.59%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$8,347	$1,115	$938	$1,399	$1,179
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.58%	1.68%	1.86%	1.88%	1.92%
Net expenses (including expense and fees)	1.98%	2.24%	2.21%	2.04%	2.10%
Total expenses	2.21%	2.41%	2.27%	2.16%	2.28%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.30%	3.75%	3.55%	3.43%	3.69%
Before advisory/administration fee waivers	3.07%	3.58%	3.49%	3.31%	3.50%
Portfolio turnover rate	39%	8%	4%	7%	34%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Contingent deferred sales load not reflected in total return.

About Your Investment

Buying Shares from a Registered Investment Professional

The Fund believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A Shares.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or certian of its affiliated service providers, and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See "Automatic Investment Plan" below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares. Your registered representative may set a lower maximum for Investor B Share purchases. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Which Pricing Option Should You Choose?

The Fund offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A, B, or C Shares. Investor B Shares automatically convert to A Shares seven years from purchase. Purchases of Investor B and C Shares can only be made through a registered representative.

A Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No distribution fees

■  Free exchange with other A Shares in BlackRock Funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

■  No front-end sales charge when you buy shares

■  You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.

■  Ongoing distribution fees prior to conversion to Investor A Shares

■  Free exchange with other B Shares in BlackRock Funds family

■  Automatically convert to A Shares seven years from purchase and therefore will have lower ongoing distribution fees than C Shares held for longer than 7 years.

■  Advantage: No up-front sales charge so you start off owning more shares.

■  Disadvantage: You pay ongoing distribution fees each year you own Investor B shares, which means that you can expect lower total performance per share than A Shares.

C Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

■  Ongoing distribution fees

■  Free exchange with other C Shares in BlackRock Funds family

■  Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares. Unlike B Shares, C Shares do not convert to A Shares, so you will continue paying the ongoing distribution fees as long as you hold the C Shares. Over the long term, this can add up to higher total fees than either A Shares or B Shares.

Investor B Shares received through the reinvestment of dividends and capital gains convert to A Shares proportionately with the conversion of B Shares that were not received through reinvestment.

If you are choosing between Investor A or Investor B Shares of the Bond Portfolios, it generally will be more economical for you to purchase A Shares because the relatively low front-end sales charge on A Shares as compared to the CDSC and higher ongoing distribution fees on B Shares generally will result in higher returns for A Shares.

Your registered representative may receive different compensation depending upon which share class you choose. A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Your registered representative will generally receive commissions equal to 4.00% of Investor B Shares and 1.00% of Investor C Shares sold by him or her, plus ongoing fees under the Fund's distribution and service plan. It is important to remember that Investor B and Investor C Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Enhanced Income and Low Duration Bond Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $50,000	3.00%	3.09%
$50,000 but less than $100,000	2.75%	2.83%
$100,000 but less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.25%	1.26%
$1 million or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of (i) 0.50% for Low Duration Bond and (ii) 0.15% for Enhanced Income Portfolios, of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond, Intermediate Bond II, Long Duration Bond, Total Return II, Inflation Protected Bond, Government Income, Managed Income, International Bond, High Yield Bond and GNMA Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $25,000	4.00%	4.17%
$25,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of (i) 0.50% for the Intermediate Government Bond, Intermediate Bond II, Long Duration Bond, Total Return II, Government Income, GNMA and Managed Income Portfolios, (ii) 0.15% for the Inflation Protected Bond Portfolio and (iii) 0.75% for the International Bond and High Yield Bond Portfolios, of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.25%	2.30%
$1,000,000 or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of 0.50% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Fund's distributor retains 0.25% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B Shares

Except for purchase orders from certain authorized qualified employee benefit plans, no new purchase orders for Investor B Shares of the Bond Portfolios will be accepted. Existing holders of Investor B Shares may continue to (i) have their dividends and distributions reinvested in Investor B Shares and (ii) exchange their Investor B Shares for Investor B Shares of other BlackRock funds, subject to applicable restrictions.

Purchases of Investor B Shares can only be made through a registered representative. Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B Shares when purchased or the net asset value of the Investor B Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.50%
More than one but less than two years	4.00%
More than two, but less than three years	3.50%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Class B(1) shares of a State Street Research & Management Company Fund purchased prior to its reorganization with a BlackRock fund remain subject to the CDSC applicable to such Class B(1) shares. All Investor B shares of a BlackRock fund purchased following the reorganizations will be subject to the CDSC of the BlackRock fund. Class B(1) shares of a State Street Research & Management Company Fund are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE AS % OF NET ASSET VALUE AT THE TIME OF PURCHASE (OR REDEMPTION, IF LOWER)
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Seventh or Eighth year	0.00%

Purchase of Investor C Shares

Purchases of Investor C Shares can only be made through a registered representative. Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the price of the Investor C Shares when purchased or the net asset value of the Investor C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on redemptions of Investor C Shares after 12 months. Any CDSC paid on redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge Be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the "Purchase of Investor B Shares" section). The CDSC on Investor B and C Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege (Investor A Shares)

If you redeem Investor A, Investor A1 or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME portfolio, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A Shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in "Purchase of Investor A Shares." The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in connection with: (a) redemptions of Investor B and Investor C Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or C Shares; (f) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B and C Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B and C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B and C Shares pay a maximum distribution fee of 0.75% per year of the average daily net asset value of each fund attributable to Investor B and C Shares. Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor Shares of a fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and C Shares may over time cost investors more than the front-end sales charge on Investor A Shares.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-qualified employee benefit plan accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources,

All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.01%
Low Duration Bond	0.27%
Intermediate Government Bond	0.46%
Intermediate Bond II	0.31%
Total Return II	0.28%
Government Income	0.31%
Inflation Protected Bond	0.05%

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds II is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

GNMA	0.25%
Managed Income	0.50%
International Bond	0.55%
High Yield Bond	0.41%
AMT-Free Municipal Bond	0.30%
Delaware Municipal Bond	0.42%
Ohio Municipal Bond	0.43%
Kentucky Municipal Bond	0.38%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA, DE Municipal Bond, KY Municipal Bond	Int'l Bond, GNMA, DE Municipal Bond, KY Municipal Bond	Inflation Protected Bond
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
first $1 billion	0.500%	0.550%	0.400%
$1 billion- $2 billion	0.450%	0.500%	0.375%
$2 billion- $3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is 0.40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the fund management team for each of the funds is presented in the appropriate fund section.

As stated above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Each of the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, each of these funds may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by a fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Services for Shareholders

The Fund offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B, or C Shares, respectively, of another fund that offers such shares to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into another. (You can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging.) Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our

Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic Investment Plan

If you would like to establish a regular, affordable investment program, the Fund makes it easy to set up. As an investor in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per portfolio. AIP Application Forms are available from BlackRock Funds.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds II, c/o PFPC. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

For more information:

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD-INV 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Portfolios

Investor A1, B1, B2, C1 and C2 Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Low Duration Bond

Government Income

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Low Duration Bond	2

	Government Income	14

	High Yield Bond	24

About Your Investment	How to Buy/Sell Shares	36

	Dividends/Distributions/Taxes	57

	Services for Shareholders	60

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

How to Find the

Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

The funds' Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 share classes are not continuously offered. Additional shares will be issued to satisfy dividend and capital gain reinvestments and may be sold to certain qualified employee benefit plans.

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BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in

2

the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice

4

versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency.

5

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

6

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A1 shares (in the chart) and Investor A1, B1, B2, C1 and C2 Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund.

The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of Investor A1, B1, B2, C1 and C2 Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor A1, B1, B2, C1 and C2 Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor A1 Shares

ANNUAL TOTAL RETURNS*

Low Duration Bond

7

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A1
Return Before Taxes	4.44%	2.48%	4.39%	07/17/92
Return After Taxes on Distributions	2.86%	1.28%	2.65%
Return After Taxes on Distributions and Sale of Shares	2.86%	1.41%	2.67%
Low Duration Bond; Inv B1
Return Before Taxes	0.90%	1.66%	3.81%	07/17/92
Low Duration Bond; Inv B2
Return Before Taxes	4.25%	2.37%	4.17%	07/17/92
Low Duration Bond; Inv C1
Return Before Taxes	3.76%	1.98%	3.77%
Low Duration Bond; Inv C2
Return Before Taxes	4.30%	2.38%	4.17%
Merrill Lynch 1-3 Year Treasury Index
(Reflects no deduction for fees, expenses or taxes)	7.32%	3.12%	4.75%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A1, B1, B2, C1 and C2 Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A1 Shares	B1 Shares	B2 Shares	C1 Shares	C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.0%	0.0%	0.0%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.0%*	1.0%**	1.0%***	1.0%***

8

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A1 Shares	B1 Shares	B2 Shares	C1 Shares	C2 Shares
Advisory fees	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution (12b-1) fees	– –%	0.50%	0.30%	0.55%	0.30%
Interest expense[1]	– –%	– –%	– –%	– –%	– –%
Other expenses	0.42%	0.70%	0.53%	0.50%	0.38%
Service fees	0.10%	0.25%	0.10%	0.25%	0.10%
Other	0.32%	0.45%	0.43%	0.25%	0.28%
Acquired fund fees and expenses[2]	––%	––%	––%	––%	––%
Total annual fund operating expenses[3]	0.91%	1.69%	1.32%	1.54%	1.17%

  *  The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section "Purchase of Investor B1 Shares" for complete schedule of CDSCs.)

  **  The CDSC is 1.00% if shares are redeemed within one year. The CDSC for Investor B2 Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B2 Shares. (See the section "Purchase of Investor B2 Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC after one year.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor A1 Shares of the fund are estimated to be 0.62% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), for Investor B1 Shares of the fund are estimated to be 1.29% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), for Investor B2 Shares of the fund are estimated to be 0.94% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), for Investor C1 Shares of the fund are estimated to be 1.33% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) and for Investor C2 Shares of the fund are estimated to be 0.94% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

9

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B1, B2, C1 and C2 Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A1 Shares*	$192	$387	$599	$1,208
B1 Shares**
Redemption	$572	$833	$1,118	$1,998
B1 Shares
No Redemption	$172	$533	$918	$1,998
B2 Shares**
Redemption	$234	$443	$723	$1,590
B2 Shares
No Redemption	$134	$418	$723	$1,590
C1 Shares**
Redemption	$257	$486	$839	$1,834
C1 Shares
No Redemption	$157	$486	$839	$1,834
C2 Shares**
Redemption	$219	$372	$644	$1,420
C2 Shares
No Redemption	$119	$372	$644	$1,420

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with five separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A1 Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B1, B2, C1 and C2 Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor A1 Shares than Investor B1, B2, C1 or C2 Shares.

10

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero has been a member of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception and Mr. Kopstein since January 2003. Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

11

Financial Highlights

The financial information below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A1, B1, B2, C1 or C2 Share Outstanding Throughout The Period)

Low Duration Bond Portfolio

	INVESTOR A1 SHARES	INVESTOR B1 SHARES	INVESTOR B2 SHARES
	Period Ended 9/30/07[1]	Period Ended 9/30/07[1]	Period Ended 9/30/07[1]
Net asset value at beginning of period	$9.88	$9.87	$9.87
Income from investment operations
Net investment income[2]	0.42	0.36	0.40
Net gain on investments (both realized and unrealized)	0.08	0.07	0.08
Total from investment operations	0.50	0.43	0.48
Less distributions
Distributions from net investment income	(0.42)	(0.35)	(0.40)
Net asset value at end of period	$9.96	$9.95	$9.95
Total return[3]	5.18%[4]	4.49%[5]	4.93%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$39,579	$1,435	$11,538
Ratios of expenses to average net assets
Net expenses[6]	0.62%	1.29%	0.86%
Net expenses (excluding interest expense)[6]	0.62%	1.29%	0.86%
Total expenses[6]	0.91%	1.70%	1.33%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[6]	4.28%	3.62%	4.04%
Before advisory/administration nd other fee waivers[6]	3.99%	3.21%	3.57%
Portfolio turnover rate	148%	148%	148%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Front-end sales load not reflected in total return.

5  Contingent deferred sales load not reflected in total return

6  Annualized.

12

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A1, B1, B2, C1 or C2 Share Outstanding Throughout The Period)

Low Duration Bond Portfolio

	INVESTOR C1 SHARES	INVESTOR C2 SHARES
	Period Ended 9/30/07[1]	Period Ended 9/30/07[1]
Net asset value at beginning of period	$9.87	$9.87
Income from investment operations
Net investment income[2]	0.35	0.39
Net gain on investments (both realized and unrealized)	0.09	0.08
Total from investment operations	0.44	0.47
Less distributions
Distributions from net investment income	(0.35)	(0.39)
Net asset value at end of period	$9.96	$9.95
Total return[3,4]	4.57%	4.88%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,833	$27,574
Ratios of expenses to average net assets
Net expenses[5]	1.33%	0.91%
Net expenses (excluding interest expense)[5]	1.33%	0.91%
Total expenses[5]	1.55%	1.17%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[5]	3.58%	4.00%
Before advisory/administration and other fee waivers[5]	3.36%	3.74%
Portfolio turnover rate	148%	148%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Contingent deferred sales load not reflected in total return

4  Not annualized.

5  Annualized.

13

BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index

14

of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

15

price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting

16

inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

17

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor B1 shares (in the chart) and Investor B1 and C1 Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of Investor B1 and C1 Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor B1 and C1 Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor B1 Shares

ANNUAL TOTAL RETURNS*

Government Income

18

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income; Inv B1
Return Before Taxes	-0.45%	2.28%	5.07%	10/03/94
Return After Taxes on Distributions	-1.93%	0.79%	3.08%
Return After Taxes on Distributions and Sale of Shares	-0.33%	1.08%	3.12%
Government Income; Inv C1
Return Before Taxes	2.46%	2.56%	5.00%	10/03/94
50% Lehman Brothers MBS Index/ 50% Merrill Lynch 10-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	8.33%	4.17%	5.75%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

     Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares		C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	4.0	%*	1.0	%**

19

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	0.48%	0.48%
Distribution (12b-1) fees	0.50%	0.55%
Interest expense	0.25%	0.27%
Other expenses	0.77%	0.85%
Service fees	0.25%	0.25%
Other	0.52%	0.60%
Acquired fund fees and expenses[1]	– –%	– –%
Total annual fund operating expenses[2]	2.00%	2.15%

  *  The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section "Purchase of Investor B1 Shares" for complete schedule of CDSCs.)

  **  There is no CDSC after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.47% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) and for Investor C1 Shares of the fund are estimated to be 1.53% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
B1 Shares*
Redemption	$603	$927	$1,278	$2,327
B1 Shares
No Redemption	$203	$627	$1,078	$2,327
C1 Shares*
Redemption	$318	$673	$1,154	$2,483
C1 Shares
No Redemption	$218	$673	$1,154	$2,483

  *  Reflects deduction of CDSC.

20

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor B1 or C1 Share Outstanding Throughout The Period)

Government Income Portfolio

INVESTOR B1 SHARES
Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.74
Income from investment operations
Net investment income	0.44 [2]
Net loss on investments (both realized and unrealized)	(0.41)
Total from investment operations	0.03
Less distributions
Distributions from net investment income	(0.43)
Net asset value at end of period	$10.34
Total return[3]	0.26%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$161,302
Ratios of expenses to average net assets
Net expenses	1.71%[5]
Net expenses (excluding interest expense)	1.46%[5]
Total expenses	2.00%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.22%[5]
Before advisory/administration and other fee waivers	3.93%[5]
Portfolio turnover rate	1,659%
INVESTOR C1 SHARES
Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.72
Income from investment operations
Net investment income	0.44 [2]
Net loss on investments (both realized and unrealized)	(0.42)
Total from investment operations	0.02
Less distributions
Distributions from net investment income	(0.42)
Net asset value at end of period	$10.32
Total return[3]	0.19%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$185,006
Ratios of expenses to average net assets
Net expenses	1.80%[5]
Net expenses (excluding interest expense)	1.53%[5]
Total expenses	2.16%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.16%[5]
Before advisory/administration and other fee waivers	3.80%[5]
Portfolio turnover rate	1,659%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Contingent deferred sales load not reflected in total return.

4  Not annualized.

5  Annualized.

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BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

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The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

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The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability

27

of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell

28

and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor B1 shares (in the chart) and Investor B1 and C1 Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of Investor B1 and C1 Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor B1 and C1 Shares, respectively, at the time

29

of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor B1 Shares

ANNUAL TOTAL RETURNS*

High Yield Bond

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond; Inv B1
Return Before Taxes	-1.86%	10.19%	6.38%	11/19/98
Return After Taxes on Distributions	-4.27%	7.08%	2.65%
Return After Taxes on Distributions and Sale of Shares	-1.20%	6.95%	3.07%
High Yield Bond; Inv C1
Return Before Taxes	0.93%	10.40%	6.33%	11/19/98
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index (Reflects no deduction for fees, expenses or taxes)	2.27%	10.74%	6.40%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

30

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares	C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	4.0%*	1.0%**
Redemption Fee*** (as a percentage of amount redeemed)	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	0.48%	0.48%
Distribution (12b-1) fees	0.50%	0.55%
Interest expense	0.05%	0.05%
Other expenses	0.55%	0.58%
Service fees	0.25%	0.25%
Other	0.30%	0.33%
Acquired fund fees and expenses[1]	– –%	– –%
Total annual fund operating expenses[2]	1.58%	1.66%

  *  The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section "Purchase of Investor B1 Shares" for complete schedule of CDSCs.)

  **  There is no CDSC after one year.

  ***  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.44% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), and for Investor C1 Shares of the fund are estimated to be 1.49% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
B1 Shares**
Redemption	$561	$799	$1,060	$1,878
B1 Shares
No Redemption	$161	$499	$860	$1,878
C1 Shares**
Redemption	$269	$523	$902	$1,965
C1 Shares
No Redemption	$169	$523	$902	$1,965

  *  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (BFM) since 2006, and James Keenan, CFA, Managing Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day to day management of the fund's portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Vice Chairman of BFM since 2007, are also part of the fund's management team.

Mr. Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations.

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Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since 2003, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by

33

Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor B1 or C1 Share Outstanding Throughout The Period)

High Yield Bond Portfolio

INVESTOR B1 SHARES
Period Ended 9/30/07[1]
Net asset value at beginning of period	$7.92
Income from investment operations
Net investment income	0.56 [2]
Net gain on investments (both realized and unrealized)	0.04
Total from investment operations	0.60
Less distributions
Distributions from net investment income	(0.54)
Redemption fees added to paid-in capital	– – [3]
Net asset value at end of period	$7.98
Total return[4]	7.68%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$82,924
Ratios of expenses to average net assets
Net expenses	1.48%[6]
Net expenses (excluding interest expense)	1.43%[6]
Total expenses	1.57%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.90%[6]
Before advisory/administration and other fee waivers	6.81%[6]
Portfolio turnover rate	69%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Contingent deferred sales load not reflected in total return.

5  Not annualized.

6  Annualized.

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor B1 or C1 Share Outstanding Throughout The Period)

High Yield Bond Portfolio

INVESTOR C1 SHARES
Period Ended 9/30/07[1]
Net asset value at beginning of period	$7.93
Income from investment operations
Net investment income	0.55 [2]
Net gain on investments (both realized and unrealized)	0.05
Total from investment operations	0.60
Less distributions
Distributions from net investment income	(0.54)
Redemption fees added to paid-in capital	– – [3]
Net asset value at end of period	$7.99
Total return[4]	7.60%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$42,885
Ratios of expenses to average net assets
Net expenses	1.54%[6]
Net expenses (excluding interest expense)	1.49%[6]
Total expenses	1.65%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.82%[6]
Before advisory/administration and other fee waivers	6.71%[6]
Portfolio turnover rate	69%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Contingent deferred sales load not reflected in total return.

5  Not annualized.

6  Annualized.

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About Your Investment

Buying Shares

Investor A1, B1, B2, C1 and C2 Shares are offered only to (i) current Investor A1, B1, B2, C1 and C2 shareholders, respectively, through reinvestment of dividends and distributions and (ii) certain retirement plans.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor A1, B1, B2, C1 or C2 Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A1 Shares.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

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Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no

37

event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor A1, B1, B2, C1 and C2 Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or certain of its affiliated service providers, and through certain fee-based programs and qualified employee benefit plans. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B1 or B2 Shares or $500,000 or more for Investor C1 or C2 Shares. Your registered representative may set a lower maximum for Investor B1 or B2 Shares purchasers. The Fund may reject any purchase order, modify or waive the minimum investment initial or subsequent requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

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Which Pricing Option Should You Choose?

The Fund offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A1, B1, B2, C1 or C2 Shares. Investor B1 and B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) ten years from purchase. Purchases of Investor B1, B2, C1 and C2 Shares can only be made through a registered representative.

Investor A1 Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No ongoing distribution fees

■  Free exchange with other Investor A Shares in BlackRock funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because ongoing distribution fees are typically less than for other Investor Share classes.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

Investor B1 Shares (Back-End Load)

■  No front-end sales charge when you buy shares

■  You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over six years to zero from a high of 4.00%.

■  Ongoing distribution fees prior to conversion to Investor A Shares

■  Free exchange with Investor B Shares in BlackRock funds family

■  Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.

■  Advantage: No up-front sales charge so you start off owning more shares.

■  Disadvantage: You pay ongoing distribution fees each year you own Investor B1 shares, which means that you can expect lower total performance per share.

Investor B2 Shares (Back-End Load)

■  No front-end sales charge when you buy shares

■  You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over three years to zero from a high of 1.00%.

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■  Ongoing distribution fees prior to conversion to Investor A Shares

■  Free exchange with Investor B Shares in BlackRock funds family

■  Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.

■  Advantage: No up-front sales charge so you start off owning more shares. Also, Investor B2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own Investor B2 shares, which means that you can expect lower total performance per share.

Investor C1 Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

■  Higher ongoing distribution fees than Investor B1 Shares

■  Free exchange with Investor C Shares in BlackRock Funds family

■  Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A1, B1 or B2 Shares.

■  Disadvantage: You pay higher ongoing distribution fees than on Investor B1 Shares each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C1 Shares do not convert to Investor A Shares, so you will continue paying the higher ongoing distribution fees as long as you hold the Investor C1 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor C2 Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

■  Ongoing distribution fees

■  Free exchange with Investor C Shares in BlackRock funds family

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■  Advantage: No up-front sales charge so you start off owning more shares. Also, Investor C2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C2 Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C2 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor B1 and B2 Shares received through the reinvestment of dividends and capital gains convert to Investor A Shares proportionately with the conversion of Investor B1 and B2 Shares that were not received through reinvestment.

Your registered representative may receive different compensation depending upon which share class you choose. Your registered representative will generally receive ongoing fees under the Fund's distribution and service plan. It is important to remember that Investor B1, B2, C1 and C2 Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A1 Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A1, B1, B2, C1 and C2 Shares of a fund.

Purchase of Investor A1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor A1 Shares will be accepted. The following tables show the front-end sales charges that you may pay if you buy Investor A1 Shares. The offering price for Investor A1 Shares includes any front-end sales charge.

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The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A1 Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET ASSET VALUE
Less than $100,000	1.00%	1.01%
$100,000 but less than $250,000	0.75%	0.76%
$250,000 but less than $500,000	0.50%	0.50%
$500,000 but less than $1,000,000	0.30%	0.30%
$1 million or more	0.00%	0.00%

When an investor purchases Investor A1 Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B1 Shares will be accepted. Investor B1 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B1 Shares when purchased or the net asset value of the Investor B1 Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse

42

between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.00%
More than one but less than two years	4.00%
More than two, but less than three years	3.00%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Purchase of Investor B2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B2 Shares will be accepted. Investor B2 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B2 Shares when purchased or the net asset value of the Investor B2 Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	1.00%
More than one but less than two years	0.50%
More than two, but less than three years	0.25%
More than three years	0.00%

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Purchase of Investor C1 and
C2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor C1 or C2 Shares will be accepted. Investor C1 and C2 Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on redemptions of Investor C1 and C2 Shares after 12 months. Any CDSC paid on redemptions of Investor C1 and C2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B1, B2, C1 or C2 Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B1, B2, C1 or C2 Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge Be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A1 Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A1 Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B1 and B2 Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the "Purchase of Investor B1 Shares" and "Purchase of Investor B2 Shares" sections). The CDSC on Investor B1, B2, C1 and C2 Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

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Right of Accumulation (Investor A1 Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly.

Reinstatement Privilege
(Investor A1 Shares)

If you redeem Investor A, Investor A1 or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME portfolio, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A1 Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

45

Waiving the Sales Charge
(Investor A1 Shares)

The following investors may buy Investor A1 Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A1 Shares. The front-end sales charge is not applied on Investor A1 Shares acquired through the reinvestment of dividends or distributions.

Waiving the Contingent Deferred Sales Charge
(Investor B1, B2, C1 and C2
Shares)

The CDSC on Investor B1, B2, C1 and C2 Shares is not charged in connection with: (a) redemptions of Investor B1, B2, C1 and C2 Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B1, B2, C1 or C2 Shares; (f) involuntary redemptions of Investor B1, B2, C1 and C2 Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate

46

hardship, in the absolute discretion of the Fund. No CDSC is charged on Investor B1, B2, C1 and C2 Shares acquired through the reinvestment of dividends or distributions. In addition, former MLIM shareholders in certain qualified employee benefit plans who acquired Investor B1, B2, C1 or C2 Shares before the closing of the Transaction will not be charged the CDSC on certain qualified distributions received after they reach 59 1/2 years of age. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B1, B2, C1 and C2 Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B1 Shares pay a maximum distribution fee of 0.50% of the average daily net asset value of each fund attributable to Investor B1 Shares. All Investor C1 Shares pay a maximum distribution fee of 0.55% of the average daily net asset value of each fund attributable to Investor C1 Shares. All Investor B2 and C2 Shares pay a maximum distribution fee of 0.30% per year. No distribution fee is assessed on Investor A1 Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. Investor B1 and C1 Shares pay a shareholder servicing fee of 0.25% per year of the average daily net asset value

47

of each fund attributable to Investor B1 and C1 Shares. Investor A1, B2 and C2 Shares pay a shareholder servicing fee of 0.10% per year.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B1, B2, C1 and C2 Shares may over time cost investors more than the front-end sales charge on Investor A1 Shares.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and

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not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-qualified employee benefit plan accounts in amounts up to

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$25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A1, B1, B2, C1 or C2 Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or

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high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to

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which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee

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to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those

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procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs and accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group Inc. and Merrill Lynch & Co., Inc. BlackRock Financial

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Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Low Duration Bond	0.27%
Government Income	0.31%
High Yield Bond	0.41%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	0.500%
$1 billion-$2 billion	0.450%
$2 billion-$3 billion	0.425%
greater than $3 billion	0.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds II is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

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disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their

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internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

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Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, the proceeds of such redemptions may be subject to federal, state and local income tax.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may

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be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Services for Shareholders

The Fund offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A1 Shares from one BlackRock fund to Investor A Shares of another, Investor B1 or B2 Shares from one BlackRock fund to Investor B Shares of another or Investor C1 or C2 Shares from one BlackRock fund to Investor C Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. Investor A1, B1, B2, C1 and C2 Shares of each fund may be exchanged for Investor A, B or C Shares of other funds, as described above, which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B1, B2, C1 and C2 Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

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The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption/Exchange Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the

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SWP at any time, upon written notice to PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B1, B2, C1 or C2 Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B1, B2, C1 and C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B1, B2, C1 and C2 Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. You may use this feature to exchange Investor A1 Shares from one fund to Investor A Shares of another, Investor B1 or B2 Shares from one fund to Investor B Shares of another or Investor C1 or C2 Shares from one fund to Investor C Shares of another. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

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Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder

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information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our

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affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

65

For more information:

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investments Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals
8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.
Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD-PRIME 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Portfolios

R Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Total Return II

Government Income

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Total Return II	2

	Government Income	11

	High Yield Bond	19

About Your Investment	How to Buy/Sell Shares	29

	Dividends/Distributions/Taxes	42

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

How to Find the
Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or

2

currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and

4

other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

5

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

6

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	5.28%	3.57%	5.14%	12/09/92
Return After Taxes on Distributions	3.82%	2.91%	3.82%
Return After Taxes on Distributions and Sales of Shares	3.40%	2.09%	3.01%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expense or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.46%
Distribution (12b-1) fees		0.25%
Interest expense		0.04%
Other expenses		0.66%
Service fees	0.25%
Other	0.41%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.41%
Fee waivers and expense reimbursements[2]		0.27%
Net expenses[2]		1.14%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.10% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

7

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$116	$420	$745	$1,668

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of

8

the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

9

Financial Highlights

The financial information in the table below shows the fund's financial performance for R Shares for the period indicated. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

Total Return Portfolio II

Period Ended 9/30/07[1]
Net asset value at beginning of period	$9.51
Income from investment operations
Net investment income	0.38 [2]
Net loss on investments (both realized and unrealized)	(0.05)
Total from investment operations	0.33
Less distributions
Distributions from net investment income	(0.37)
Net asset value at end of period	$9.47
Total return	3.59%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$23
Ratios of expenses to average net assets
Net expenses	1.14%[4]
Net expenses (excluding interest expense)	1.10%[4]
Total expenses	1.40%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.08%[4]
Before advisory/administration and other fee waivers	3.82%[4]
Portfolio turnover rate	324%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

10

BlackRock

Government Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

11

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than

12

residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult

13

for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index

14

comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income
Return Before Taxes	3.78%	2.87%	5.33%	10/03/94
Return After Taxes on Distributions	2.21%	1.37%	3.33%
Return After Taxes on Distributions and Sale of Shares	2.42%	1.57%	3.34%
50% Lehman Brothers MBS Index / 50% Merrill Lynch 10-Yr. Treasury Index (Reflects no deduction for fees, expenses or taxes)	8.33%	4.17%	5.75%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.48%
Distribution (12b-1) fees		0.25%
Interest expense		0.30%
Other expenses		0.82%
Service fees	0.25%
Other	0.57%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses[2]		1.85%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net total annual fund operating expenses would be 1.21% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$188	$582	$1,001	$2,169

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and

16

operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for R Shares for the period indicated. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

Government Income Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.74
Income from investment operations
Net investment income	0.47 [2]
Net loss on investments (both realized and unrealized)	(0.42)
Total from investment operations	0.05
Less distributions
Distributions from net investment income	(0.46)
Net asset value at end of period	$10.33

Total return	0.41%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$48,025
Ratios of expenses to average net assets
Net expenses	1.51%[4]
Net expenses (excluding interest expense)	1.21%[4]
Total expenses	1.86%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.51%[4]
Before advisory/administration and other fee waivers	4.16%[4]
Portfolio turnover rate	1,659%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

19

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not

20

necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

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The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly

22

the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more

23

developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares.The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, each a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

24

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	2.22%	10.75%	6.67%	11/19/98
Return After Taxes on Distributions	-0.29%	7.65%	2.91%
Return After Taxes on Distributions and Sale of Shares	1.45%	7.45%	3.30%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index (Reflects no deduction for fees, expenses or taxes)	2.27%	10.74%	6.40%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.48%
Distribution (12b-1) fees		0.25%
Interest expense		0.05%
Other expenses		0.77%
Service fees	0.25%
Other	0.52%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses[2]		1.55%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net total annual fund operating expenses would be 1.17% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

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IMPORTANT DEFINITIONS

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$158	$490	$845	$1,845

Fund Management

The fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (BFM) since 2006, and James Keenan, CFA, Managing Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day to day management of the fund's portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Vice Chairman of BFM since 2007, are also part of the fund's management team.

Mr. Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management

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Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since 2003, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for R Shares for the period indicated. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

High Yield Bond Portfolio

Year Ended 9/30/07[1]
Net asset value at beginning of period	$7.92
Income from investment operations
Net investment income	0.58 [2]
Net gain on investments (both realized and unrealized)	0.04
Total from investment operations	0.62
Less distributions
Distributions from net investment income	(0.56)
Redemption fees added to paid-in capital	– – [3]
Net asset value at end of period	$7.98
Total return	7.95%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,189
Ratios of expenses to average net assets
Net expenses	1.22%[5]
Net expenses (excluding interest expense)	1.17%[5]
Total expenses	1.55%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.16%[5]
Before advisory/administration and other fee waivers	6.83%[5]
Portfolio turnover rate	69%

1  Commenced operations on October 2, 2006.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Not annualized.

5  Annualized.

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About Your Investment

Buying Shares

RShares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does

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not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an

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account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of 0.25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

32

affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds' custodian is also

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open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the

34

management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose

35

of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than

36

those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

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The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

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For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Total Return II	0.28%
Government Income	0.31%
High Yield Bond	0.41%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET. ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	0.500%
$1 billion—$2 billion	0.450%
$2 billion—$3 billion	0.425%
greater than $3 billion	0.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As stated above, with respect to the Total Return Portfolio and the Total Return Portfolio II, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds II is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds BlackRock Financial Management, Inc.

39

waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are

40

adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

41

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains. Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

42

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II, c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

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Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD-R 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Portfolios

R Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Long Duration Bond

Inflation Protected Bond

GNMA

Managed Income

International Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	11

	Intermediate Government Bond	21

	Intermediate Bond II	30

	Long Duration Bond	39

	Inflation Protected Bond	46

	GNMA	57

	Managed Income	65

	International Bond	74

About Your Investment	How to Buy/Sell Shares	83

	Dividends/Distributions/Taxes	96

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

How to Find the

Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 9 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

2

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

4

degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet

5

segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.82% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.62% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had

6

not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Enhanced Income

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income; Inv A
Return Before Taxes	-0.05%	1.60%	03/04/04
Return After Taxes on Distributions	-1.58%	0.48%
Return After Taxes on Distributions and Sale of Shares	-0.05%	0.71%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	5.72%	3.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

7

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.40%
Distribution (12b-1) fees		0.25%
Interest expense		0.01%
Other expenses[1]		0.95%
Service fees	0.25%
Other	0.70%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses[2]		1.62%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.77% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares*	$165	$511

  *  Reflects imposition of sales charge.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

8

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception, and Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.82% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.62% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

9

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$9.84	$9.85	$9.93	$10.00
Income from investment operations
Net investment income[2]	0.42	0.35	0.28	0.06
Net loss on investments (both realized and unrealized)	(0.07)	– – [3]	(0.12)	(0.07)
Total from investment operations	0.35	0.35	0.16	(0.01)
Less distributions
Distributions from net investment income	(0.42)	(0.36)	(0.24)	(0.06)
Net asset value at end of period	$9.77	$9.84	$9.85	$9.93
Total return[4]	3.65%	3.65%	1.62%	(0.12)%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$88	$52	$2	– – [6]
Ratios of expenses to average net assets Net expenses	0.74%	0.79%	0.74%	0.71%[7]
Net expenses (excluding interest expenses)	0.73%	0.79%	0.71%	0.71%[7]
Total expenses	1.24%	3.19%	1.19%	1.61%[7]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.25%	3.72%	2.77%	1.46%[7]
Before advisory/administration and other fee waivers	4.75%	1.32%	2.32%	0.56%[7]
Portfolio turnover rate	68%	108%	147%	208%

1  Commenced operations on March 19, 2004.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Sales load not reflected in total return.

5  Not Annualized.

6  Net assets end of period are less than $500.

7  Annualized.

10

BlackRock

Low Duration Bond Portfolio

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are

12

issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because

13

they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

14

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ

15

only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.55% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Low Duration Bond

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A
Return Before Taxes	2.22%	1.92%	3.95%	07/17/92
Return After Taxes on Distributions	0.73%	0.82%	2.36%
Return After Taxes on Distributions and Sale of Shares	1.42%	0.99%	2.39%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	7.32%	3.12%	4.75%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.49%
Distribution (12b-1) fees		0.25%
Interest expense[1]		– –%
Other expenses[2]		0.81%
Service fees	0.25%
Other	0.56%
Acquired fund fees and expenses[3]		– –%
Total annual fund operating expenses[4]		1.55%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%.

  2  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  3  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  4  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.59% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$158	$490

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007,

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

17

Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero has been a member of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception and Mr. Kopstein since January 2003. Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

18

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.55% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and another independent registered public accounting firm (for the other fiscal year shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

19

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.87	$9.93	$10.10	$10.24	$10.26
Income from investment operations
Net investment income	0.41 [2]	0.35 [2]	0.28 [2]	0.18 [2]	0.21
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.04)	(0.17)	(0.12)	0.04
Total from investment operations	0.50	0.31	0.11	0.06	0.25
Less distributions
Distributions from net investment income	(0.41)	(0.37)	(0.28)	(0.16)	(0.26)
Distributions from net realized gains	– –	– –	– –	(0.04)	(0.01)
Total distributions	(0.41)	(0.37)	(0.28)	(0.20)	(0.27)
Redemption fees added to paid-in capital	– –	– –	– – [3]	– –	– –
Net asset value at end of period	$9.96	$9.87	$9.93	$10.10	$10.24

Total return[4]	5.15%	3.18%	1.07%[5]	0.69%	2.47%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$72,651	$72,077	$75,652	$87,317	$102,047
Ratios of expenses to average net assets
Net expenses	0.78%	0.82%	0.81%	0.88%	0.90%
Net expenses (excluding interest expense)	0.78%	0.81%	0.81%	0.88%	0.90%
Total expenses	1.06%	1.19%	1.15%	1.27%	1.20%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.14%	3.58%	2.81%	1.74%	1.91%[8]
Before advisory/administration and other fee waivers	3.86%	3.21%	2.47%	1.35%	1.61%[8]
Portfolio turnover rate	148%	72%	127%	216%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Sales load not reflected in total return.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

21

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

22

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

24

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.04% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

25

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURN*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond; Inv A
Return Before Taxes	2.61%	2.20%	4.47%	04/20/92
Return After Taxes on Distributions	1.16%	0.95%	2.75%
Return After Taxes on Distributions and Sale of Shares	1.66%	1.14%	2.75%
LB Intermediate Govt. Index (Reflects no deduction for fees, expenses or taxes)	8.47%	3.69%	5.55%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Distribution (12b-1) fees		0.25%
Interest expense		0.03%
Other expenses[1]		0.82%
Service fees	0.25%
Other	0.57%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses[3]		1.60%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We

26

are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$163	$505

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead

27

sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since the R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.04% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and another independent registered public accounting firm (for the other fiscal year shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

28

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.17	$10.23	$10.47	$10.65	$10.84
Income from investment operations
Net investment income	0.40 [2]	0.38 [2]	0.35 [2]	0.33 [2]	0.44
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.09)	(0.24)	(0.17)	(0.16)
Total from investment operations	0.49	0.29	0.11	0.16	0.28
Less distributions
Distributions from net investment income	(0.41)	(0.35)	(0.23)	(0.34)	(0.47)
Distribution from capital	– –	– –	(0.07)	– –	– –
Distributions from net realized gains	– –	– –	(0.05)	– –	– –
Total distributions	(0.41)	(0.35)	(0.35)	(0.34)	(0.47)
Net asset value at end of period	$10.25	$10.17	$10.23	$10.47	$10.65

Total return[3]	4.88%	2.96%	1.07%	1.54%	2.60%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$246,273	$285,303	$345,132	$43,500	$54,693
Ratios of expenses to average net assets
Net expenses	1.07%	1.00%	0.99%	1.05%	1.07%
Net expenses (excluding interest expense)	1.04%	1.00%	0.99%	1.05%	1.07%
Total expenses	1.11%	1.19%	1.25%	1.33%	1.32%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.95%	3.74%	3.43%	3.17%	3.99%[4]
Before advisory/administration and other fee waivers	3.91%	3.55%	3.17%	2.89%	3.75%[4]
Portfolio turnover rate	57%	92%	194%	200%	143%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

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BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency

30

with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

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Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .80% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.59% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Bond II

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As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II; Inv A
Return Before Taxes	2.29%	2.78%	4.87%	09/17/93
Return After Taxes on Distributions	0.78%	1.29%	2.90%
Return After Taxes on Distributions and Sale of Shares	1.46%	1.53%	2.96%
LB Intermediate Govt./Credit Index (Reflects no deduction for fees, expense or taxes)	7.39%	4.06%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Distribution (12b-1) fees		0.25%
Interest expense		0.02%
Other expenses[1]		0.82%
Service fees	0.25%
Other	0.57%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses[3]		1.59%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.63% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$162	$502

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead

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sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .80% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.59% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and another independent registered public accounting firm (for the other fiscal year shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.24	$9.32	$9.57	$9.88	$9.81
Income from investment operations
Net investment income	0.39 [2]	0.35 [2]	0.32 [2]	0.31 [2]	0.43
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.07)	(0.20)	(0.09)	0.14
Total from investment operations	0.45	0.28	0.12	0.22	0.57
Less distributions
Distributions from net investment income	(0.41)	(0.36)	(0.29)	(0.31)	(0.48)
Distributions from net realized gains	– –	– –	(0.08)	(0.22)	(0.02)
Total distributions	(0.41)	(0.36)	(0.37)	(0.53)	(0.50)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.28	$9.24	$9.32	$9.57	$9.88

Total return[4]	4.95%	3.09%[5]	1.20%	2.33%	5.92%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$29,328	$27,545	$31,272	$33,977	$38,547
Ratios of expenses to average net assets
Net expenses	0.82%	0.89%	0.86%	0.93%	0.94%
Net expenses (excluding interest expense)	0.80%	0.89%	0.86%	0.93%	0.94%
Total expenses	1.00%	1.18%	1.18%	1.29%	1.21%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.26%	3.76%	3.34%	3.20%	4.46%
Before advisory/administration and other fee waivers	4.08%	3.47%	3.02%	2.83%	4.19%
Portfolio turnover rate	101%	113%	194%	216%	220%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Sales load not reflected in total return.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

Long Duration Bond Portfolio

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of December 31, 2007, the duration of the benchmark was 10.87 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit

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protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often

41

young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is

42

that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be

43

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The fund is newly organized and therefore no performance information is presented.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Distribution (12b-1) fees		0.25%
Other expenses[1]		0.71%
Service fees	0.25%
Other	0.46%
Total annual fund operating expenses		1.46%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		1.46%

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.93% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$149	$462

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Spodek has been a portfolio manager of the fund since inception, and Mr.Phillips and Mr. Marra have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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BlackRock

Inflation Protected Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

46

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund is also subject to deflation risk . Deflation risk is the possibility that prices throughout the economy decline over time—the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

48

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past,

49

and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

50

within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be

51

short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.86% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.57% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond; Inv A
Return Before Taxes	7.32%	5.47%	06/28/04
Return After Taxes on Distributions	5.63%	3.57%
Return After Taxes on Distributions and Sale of Shares	4.69%	3.54%
Lehman Global Real: U.S. TIPS Index (Reflects no deduction for fees, expenses or taxes)	11.63%	6.36%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

53

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock, and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide shareholder liaison services to shareholders.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.40%
Distribution (12b-1) fees		0.25%
Other expenses[1]		0.91%
Service fees	0.25%
Other	0.66%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses[2]		1.57%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.
  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.56% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$160	$496

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, and Brian Weinstein, Managing Director of BFM.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio

54

Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.86% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.57% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

55

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$9.95	$10.47	$10.50	$10.00
Income from investment operations
Net investment income[2]	0.41	0.50	0.42	0.01
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.26)	0.13	0.51
Total from investment operations	0.47	0.24	0.55	0.52
Less distributions
Distributions from net investment income	(0.39)	(0.63)	(0.48)	(0.02)
Distributions from net realized gains	(0.03)	(0.13)	(0.10)	– –
Total distributions	(0.42)	(0.76)	(0.58)	(0.02)
Net asset value at end of period	$10.00	$9.95	$10.47	$10.50
Total return[3]	4.84%	2.43%	5.42%	5.21%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$16,139	$4,079	$3,994	$93
Ratios of expenses to average net assets
Net expenses	0.66%	0.71%	0.69%	0.71%[5]
Net expenses (excluding interest expenses)	0.66%	0.71%	0.69%	0.71%[5]
Total expenses	1.08%	1.34%	1.39%	3.08%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.14%	5.00%	4.06%	3.88%[5]
Before advisory/administration and other fee waivers	3.72%	4.37%	3.36%	1.51%[5]
Portfolio turnover rate	219%	235%	419%	96%

1  Commenced operations on June 28, 2004.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Not Annualized.

5  Annualized.

56

BlackRock

GNMA Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

57

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

58

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and

59

other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ

60

only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.85% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.72% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

GNMA

These returns assume payment of applicable sales charge.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA; Inv A
Return Before Taxes	2.41%	2.91%	4.92%	05/18/98
Return After Taxes on Distributions	0.63%	1.19%	2.79%
Return After Taxes on Distributions and Sale of Shares	1.52%	1.45%	2.88%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	6.98%	4.39%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

61

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.55%
Distribution (12b-1) fees		0.25%
Interest expense		0.04%
Other expenses[1]		0.87%
Service fees	0.25%
Other	0.62%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses[2]		1.72%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.68% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$175	$542

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all

62

total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.85% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.72% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and another independent registered public accounting firm (for the other fiscal year shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

63

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

GNMA Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.58	$9.74	$9.92	$10.06	$10.27
Income from investment operations
Net investment income	0.43 [2]	0.41 [2]	0.41 [2]	0.43 [2]	0.46
Net loss on investments (both realized and unrealized)	(0.04)	(0.08)	(0.21)	(0.09)	(0.11)
Total from investment operations	0.39	0.33	0.20	0.34	0.35
Less distributions
Distributions from net investment income	(0.48)	(0.49)	(0.38)	(0.48)	(0.56)
Net asset value at end of period	$9.49	$9.58	$9.74	$9.92	$10.06

Total return[3]	4.13%	3.47%	2.01%	3.50%	3.50%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$14,677	$14,122	$15,288	$18,080	$18,978
Ratios of expenses to average net assets
Net expenses	0.89%	0.87%	0.86%	1.05%	1.11%
Net expenses (excluding interest expense)	0.85%	0.87%	0.86%	0.99%	1.07%
Total expenses	1.18%	1.27%	1.32%	1.46%	1.42%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.54%	4.26%	4.13%	4.34%	4.27%
Before advisory/administration and other fee waivers	4.25%	3.86%	3.67%	3.93%	3.96%
Portfolio turnover rate	553%	320%	521%	228%	1,365%[4]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

64

BlackRock

Managed Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

65

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce

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the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a

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derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

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Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.03% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Managed Income

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These returns assume payment of applicable sales charges.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Managed Income; Inv A
Return Before Taxes	1.52%	3.01%	4.87%	11/01/89
Return After Taxes on Distributions	0.10%	1.33%	2.80%
Return After Taxes on Distributions and Sale of Shares	0.96%	1.60%	2.89%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Distribution (12b-1) fees		0.25%
Interest expense		0.03%
Other expenses[1]		0.82%
Service fees	0.25%
Other	0.57%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses		1.60%
Fee waivers and expense reimbursements[3]		0.02%
Net expenses[3]		1.58%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$161	$503

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account

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Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.03% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and another independent registered public accounting firm (for the other fiscal year shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Managed Income Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.00	$10.21	$10.41	$10.80	$10.71
Income from investment operations
Net investment income	0.41 [2]	0.41 [2]	0.42 [2]	0.42 [2]	0.49
Net gain (loss) on investments (both realized and unrealized)	(0.02)	(0.12)	(0.17)	(0.10)	0.18
Total from investment operations	0.39	0.29	0.25	0.32	0.67
Less distributions
Distributions from net investment income	(0.40)	(0.45)	(0.41)	(0.43)	(0.58)
Distributions from net realized gains	– –	(0.05)	(0.04)	(0.28)	– –
Total distributions	(0.40)	(0.50)	(0.45)	(0.71)	(0.58)
Net asset value at end of period	$9.99	$10.00	$10.21	$10.41	$10.80

Total return[3]	4.03%	2.86%	2.45%	3.13%	6.41%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$21,155	$23,921	$29,462	$35,462	$49,870
Ratios of expenses to average net assets
Net expenses	1.03%	1.01%	1.05%	1.10%	1.13%
Net expenses (excluding interest expense)	1.00%	1.01%	1.05%	1.10%	1.12%
Total expenses	1.03%	1.13%	1.18%	1.30%	1.30%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.12%	4.07%	4.06%	4.06%	4.57%
Before advisory/administration and other fee waivers	4.12%	3.95%	3.93%	3.86%	4.40%
Portfolio turnover rate	256%	184%	252%	284%	613%[4]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

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BlackRock

International Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a

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security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the

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transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse purchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the

77

securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

International Bond

These returns assume payment of applicable sales charges.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
International Bond; Inv A
Return Before Taxes	4.79%	5.06%	6.11%	07/01/91
Return After Taxes on Distributions	4.52%	4.21%	4.23%
Return After Taxes on Distributions and Sale of Shares	3.11%	3.84%	4.04%
Citigroup Non-U.S. World Govt. Bond Index (Reflects no deduction for fees, expenses or taxes)	11.45%	7.54%	6.30%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.55%
Distribution (12b-1) fees		0.25%
Interest expense[1]		– –%
Other expenses[2]		0.83%
Service fees	0.25%
Other	0.58%
Acquired fund fees and expenses[3]		– –%
Total annual fund operating expenses[4]		1.63%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  3  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  4  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.96% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$166	$514

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. His responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income market. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Mr. Thiel's primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock in 2002, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your

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investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

International Bond Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.98	$11.14	$11.42	$11.07	$10.54
Income from investment operations
Net investment income[2]	0.31	0.29	0.25	0.23	0.24
Net gain (loss) on investments (both realized and unrealized)	0.57	(0.19)	0.03	0.52	0.81
Total from investment operations	0.88	0.10	0.28	0.75	1.05
Less distributions
Distributions from net investment income	(0.29)	(0.26)	(0.55)	(0.40)	(0.28)
Distributions from capital	– –	– –	– –	– –	(0.17)
Distributions from net realized gains	– –	– –	(0.01)	– –	(0.07)
Total distributions	(0.29)	(0.26)	(0.56)	(0.40)	(0.52)
Net asset value at end of period	$11.57	$10.98	$11.14	$11.42	$11.07

Total return[3]	8.13%[4]	0.93%[5]	2.21%[5]	6.84%[5]	10.27%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$110,810	$141,130	$182,321	$123,145	$74,821
Ratios of expenses to average net assets
Net expenses	1.16%	1.18%	1.18%	1.31%	1.41%
Net expenses (excluding interest expense)	1.16%	1.18%	1.18%	1.31%	1.41%
Total expenses	1.22%	1.39%	1.29%	1.43%	1.41%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.79%	2.64%	2.17%	2.06%	2.21%
Before advisory/administration and other fee waivers	2.73%	2.43%	2.06%	1.93%	2.21%
Portfolio turnover rate	77%	148%	164%	240%	209%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  The total return was not impacted by losses, reimbursed by the investment advisor in the amount of $17,441, incurred as a result of a violation of a Fundamental investment policy.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock

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believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

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and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of 0.25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m.

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(Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than

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maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities. If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in

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whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being

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redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

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The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022,

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acts as sub-adviser to the funds. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Enhanced Income	0.01%
Low Duration Bond	0.27%
Intermediate Government Bond	0.46%
Intermediate Bond II	0.31%
Inflation Protected Bond	0.05%
GNMA	0.25%
Managed Income	0.50%
International Bond	0.55%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET. ASSETS	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA INVESTMENT ADVISORY FEE	Int'l Bond, GNMA INVESTMENT ADVISORY FEE	Inflation Protected Bond INVESTMENT ADVISORY FEE
first $1 billion	.500%	.550%	.400%
$1 billion— $2 billion	.450%	.500%	.375%
$2 billion— $3 billion	.425%	.475%	.350%
greater than $3 billion	.400%	.450%	.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is 0.40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds II is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds BlackRock Financial Management, Inc.

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As stated above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or

94

the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to

95

distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

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Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

97

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan application/ processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice
Regarding Delivery of
Shareholder
Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

98

Electronic Access to
Annual Reports,
Semi-Annual Reports
and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third

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parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

Access General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD-RN2 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Portfolios

Service Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Total Return II

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

AMT-Free Municipal Bond

Delaware Municipal Bond

Ohio Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Government Bond	19

	Intermediate Bond II	27

	Total Return II	36

	Government Income	44

	Inflation Protected Bond	52

	GNMA	62

	Managed Income	69

	International Bond	77

	High Yield Bond	85

	AMT-Free Municipal Bond	95

	Delaware Municipal Bond	104

	Ohio Municipal Bond	113

	Kentucky Municipal Bond	122

About Your Investment	How to Buy/Sell Shares	131

	Dividends/Distributions/Taxes	145

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

How to Find the

Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 15 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

2

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

4

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse

5

repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Enhanced Income

6

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income
Return Before Taxes	3.07%	2.72%	03/04/04
Return After Taxes on Distributions	1.47%	1.34%
Return After Taxes on Distributions and Sale of Shares	1.98%	1.52%
Citigroup 1-Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	5.72%	3.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.40%
Interest expense		0.01%
Other expenses		1.21%
Service fees	0.25%
Other	0.96%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		1.63%
Fee waivers and expense reimbursements[1]		0.86%
Net expenses[1]		0.77%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.75% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

7

at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$79	$430	$805	$1,860

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception, and Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$9.70	$9.70	$9.86		$10.00
Income from investment operations
Net investment income[2]	0.43	0.37	0.27		0.14
Net loss on investments (both realized and unrealized)	(0.07)	– – [3]	(0.11)		(0.08)
Total from investment operations	0.36	0.37	0.16		0.06
Less distributions
Distributions from net investment income	(0.43)	(0.37)	(0.32)		(0.20)
Net asset value at end of period	$9.63	$9.70	$9.70		$9.86
Total return	3.74%	3.94%	1.66%		0.61%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$43	$21	$49	$	– – [5]
Ratios of expenses to average net assets
Net expenses	0.75%	0.74%	0.74%		0.71%[6]
Net expenses (excluding interest expense)	0.74%	0.74%	0.71%		0.71%[6]
Total expenses	1.66%	1.29%	1.09%		1.51%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.34%	3.80%	2.77%		1.46%[6]
Before advisory/administration and other fee waivers	3.43%	3.25%	2.42%		0.66%[6]
Portfolio turnover rate	68%	108%	147%		208%

1  Commenced operations on March 19, 2004.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Not Annualized.

5  Net Assets end of period are less than $500.

6  Annualized.

9

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically

10

uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

11

securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those

12

mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

13

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

14

As of 12/31

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration
Return Before Taxes	5.37%	2.57%	4.37%	07/17/92
Return After Taxes on Distributions	3.82%	1.46%	2.73%
Return After Taxes on Distributions and Sale of Shares	3.46%	1.54%	2.72%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	7.32%	3.12%	4.75%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.49%
Interest expense[1]		– –%
Other expenses		0.49%
Service fees	0.25%
Other	0.24%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses		0.98%
Fee waivers and expense reimbursements[3]		0.13%
Net expenses[3]		0.85%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.76% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$299	$529	$1,190

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Todd Kopstein, Managing Director of BFM since 2003 and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of

16

Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Todd Kopstein, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Kopstein is responsible for managing the firm's total return oriented short duration portfolios and is the lead specialist on short duration securities, including asset backed and adjustable rate mortgage securities. He is a member of the Investment Strategy Group as well as the Fixed Income Business Committee.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Amero has been a member of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception and Mr. Kopstein since January 2003. Mr. Spodek has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

17

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.87	$9.93	$10.09	$10.23	$10.25
Income from investment operations
Net investment income	0.41 [2]	0.35 [2]	0.28 [2]	0.19 [2]	0.24
Net gain (loss) on investments (both realized and unrealized)	0.09	(0.04)	(0.16)	(0.12)	0.02
Total from investment operations	0.50	0.31	0.12	0.07	0.26
Less distributions
Distributions from net investment income	(0.41)	(0.37)	(0.28)	(0.17)	(0.27)
Distributions from net realized gains	– –	– –	– –	(0.04)	(0.01)
Total distributions	(0.41)	(0.37)	(0.28)	(0.21)	(0.28)
Redemption fees added to paid-in capital	– –	– –	– – [3]	– –	– –
Net asset value at end of period	$9.96	$9.87	$9.93	$10.09	$10.23
Total return	5.17%	3.19%	1.17%[4]	0.73%	2.52%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$251,037	$246,965	$377,470	$345,733	$248,426
Ratios of expenses to average net assets
Net expenses	0.76%	0.82%	0.81%	0.84%	0.85%
Net expenses (excluding interest expense)	0.76%	0.81%	0.81%	0.84%	0.85%
Total expenses	0.99%	1.04%	1.05%	1.07%	1.10%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.14%	3.59%	2.82%	1.83%	1.94%
Before advisory/administration and other fee waivers	3.91%	3.37%	2.58%	1.60%	1.69%
Portfolio turnover rate	148%	72%	127%	216%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

18

BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

19

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government Securities issues from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time,

20

which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

21

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the

22

securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	7.01%	3.18%	5.03%	04/20/92
Return After Taxes on Distributions	5.44%	1.87%	3.24%
Return After Taxes on Distributions and Sale of Shares	4.52%	1.95%	3.20%
LB Intermediate Govt. Index (Reflects no deduction for fees, expenses or taxes)	8.47%	3.69%	5.55%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

23

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Interest expense		0.03%
Other expenses		0.53%
Service fees	0.25%
Other	0.28%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.06%
Fee waivers and expense reimbursements[2]		0.13%
Net expenses[2]		0.93%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$95	$324	$572	$1,282

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income

24

Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

25

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.14	$10.19	$10.44	$10.62	$10.81
Income from investment operations
Net investment income	0.42 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.45
Net gain (loss) on investments (both realized and unrealized)	0.08	(0.07)	(0.25)	(0.17)	(0.16)
Total from investment operations	0.50	0.32	0.11	0.18	0.29
Less distributions
Distributions from net investment income	(0.42)	(0.37)	(0.24)	(0.36)	(0.48)
Distributions from capital	– –	– –	(0.07)	– –	– –
Distributions from net realized gains	– –	– –	(0.05)	– –	– –
Total distributions	(0.42)	(0.37)	(0.36)	(0.36)	(0.48)
Net asset value at end of period	$10.22	$10.14	$10.19	$10.44	$10.62
Total return	5.03%	3.18%	1.08%	1.71%	2.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,134	$831	$842	$1,235	$1,447
Ratios of expenses to average net assets
Net expenses	0.93%	0.90%	0.90%	0.86%	0.90%
Net expenses (excluding interest expense)	0.90%	0.90%	0.90%	0.86%	0.90%
Total expenses	1.06%	1.10%	1.14%	1.08%	1.15%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.09%	3.86%	3.48%	3.38%	4.22%
Before advisory/administration and other fee waivers	3.96%	3.66%	3.24%	3.16%	3.97%
Portfolio turnover rate	57%	92%	194%	200%	143%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

26

BlackRock

Intermediate Bond Portfolio II

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

27

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or an investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the

28

rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and

29

credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet

30

segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	6.39%	3.63%	5.39%	09/17/93
Return After Taxes on Distributions	4.82%	2.13%	3.38%
Return After Taxes on Distributions and Sale of Shares	4.12%	2.25%	3.38%
LB Intermediate Govt./Credit Index (Reflects no deduction for fees, expenses or taxes)	7.39%	4.06%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Interest expense		0.02%
Other expenses		0.48%
Service fees	0.25%
Other	0.23%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.00%
Fee waivers and expense reimbursements[2]		0.08%
Net expenses[2]		0.92%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.80% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

32

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$94	$310	$545	$1,217

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector

33

specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.24	$9.33	$9.57	$9.89	$9.81
Income from investment operations
Net investment income	0.39 [2]	0.35 [2]	0.31 [2]	0.31 [2]	0.44
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.08)	(0.19)	(0.10)	0.14
Total from investment operations	0.45	0.27	0.12	0.21	0.58
Less distributions
Distributions from net investment income	(0.41)	(0.36)	(0.28)	(0.31)	(0.48)
Distributions from net realized gains	– –	– –	(0.08)	(0.22)	(0.02)
Total distributions	(0.41)	(0.36)	(0.36)	(0.53)	(0.50)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.28	$9.24	$9.33	$9.57	$9.89
Total return	4.94%	2.98%[4]	1.30%	2.26%	6.08%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$257,580	$184,276	$94,557	$84,013	$56,632
Ratios of expenses to average net assets
Net expenses	0.82%	0.88%	0.86%	0.89%	0.89%
Net expenses (excluding interest expense)	0.80%	0.88%	0.86%	0.89%	0.89%
Total expenses	1.00%	1.11%	1.08%	1.10%	1.11%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.27%	3.80%	3.34%	3.23%	4.44%
Before advisory/administration and other fee waivers	4.09%	3.57%	3.12%	3.02%	4.22%
Portfolio turnover rate	101%	113%	194%	216%	220%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

35

BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically

36

uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no

38

assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investments, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

39

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	5.64%	3.97%	5.53%	12/09/92
Return After Taxes on Distributions	4.05%	2.34%	3.38%
Return After Taxes on Distributions and Sale of Shares	3.63%	2.45%	3.40%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

40

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.46%
Interest expense		0.04%
Other expenses		0.54%
Service fees	0.25%
Other	0.29%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.04%
Fee waivers and expense reimbursements[2]		0.15%
Net expenses[2]		0.89%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.82% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$91	$316	$559	$1,257

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.49	$9.62	$9.74	$10.01	$9.99
Income from investment operations
Net investment income	0.42 [2]	0.39 [2]	0.36 [2]	0.36 [2]	0.42
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.07)	(0.11)	(0.04)	0.16
Total from investment operations	0.38	0.32	0.25	0.32	0.58
Less distributions
Distributions from net investment income	(0.41)	(0.40)	(0.35)	(0.34)	(0.51)
Distributions from net realized gains	– –	(0.05)	(0.02)	(0.25)	(0.05)
Total distributions	(0.41)	(0.45)	(0.37)	(0.59)	(0.56)
Net asset value at end of period	$9.46	$9.49	$9.62	$9.74	$10.01
Total return	4.10%	3.38%	2.54%	3.38%	5.98%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$60,380	$127,902	$158,200	$152,085	$139,499
Ratios of expenses to average net assets
Net expenses	0.77%	0.76%	0.81%	0.84%	0.85%
Net expenses (excluding interest expense)	0.73%	0.76%	0.81%	0.84%	0.85%
Total expenses	1.03%	0.95%	1.03%	1.05%	1.08%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.40%	4.16%	3.73%	3.69%	4.09%
Before advisory/administration and other fee waivers	4.14%	3.97%	3.51%	3.48%	3.86%
Portfolio turnover rate	324%	197%	351%	360%	659%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions portfolio turnover would have been 257%.

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BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an

44

agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

45

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult

46

for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you

47

how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance of the fund's Service Shares to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Service Shares were launched in October of 2004. The performance of Service Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income
Return Before Taxes	4.26%	3.25%	5.70%	10/03/94
Return After Taxes on Distributions	2.51%	1.71%	3.67%
Return After Taxes on Distributions and Sale of Shares	2.73%	1.88%	3.64%
50% LB MBS Index/50% ML 10-Yr. Tsy. Index (Reflects no deduction for fees, expenses or taxes)	8.33%	4.17%	5.75%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

48

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.48%
Interest expense		0.47%
Other expenses		5.98%
Service fees	0.25%
Other	5.73%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		6.93%
Fee waivers and expense reimbursements[2]		5.56%
Net expenses[2]		1.37%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$139	$1,548	$2,903	$6,068

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

49

responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

50

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Government Income Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	For the Period Ended 9/30/05[1]
Net asset value at beginning of period	$10.74	$10.90	$11.21
Income from investment operations
Net investment income[2]	0.53	0.46	0.40
Net loss on investments (both realized and unrealized)[3]	(0.44)	(0.19)	(0.24)
Total from investment operations	0.09	0.27	0.16
Less distributions
Distributions from net investment income	(0.50)	(0.43)	(0.45)
Distributions from capital	– –	– –	(0.02)
Total distributions	(0.50)	(0.43)	(0.47)
Net asset value at end of period	$10.33	$10.74	$10.90

Total return	0.86%	2.57%	1.46%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$768	$133	$212,963
Ratios of expenses to average net assets
Net expenses	1.19%	0.82%	0.85%[4]
Net expenses (excluding interest expense)	0.72%	0.82%	0.85%[4]
Total expenses	6.95%	1.05%	1.15%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	5.06%	4.28%	3.95%[4]
Before advisory/administration and other fee waivers	(0.70)%	4.05%	3.65%[4]
Portfolio turnover rate	1,659%	551%	662%

1  Commenced operations on October 27, 2004.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  Annualized.

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BlackRock

Inflation Protected Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

52

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund is also subject to deflation risk. Deflation risk is the possibility that prices throughout the economy decline over time—the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

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fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated

55

markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

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As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond
Return Before Taxes	11.79%	6.34%	06/28/04
Return After Taxes on Distributions	10.02%	4.64%
Return After Taxes on Distributions and Sale of Shares	7.59%	4.42%
Lehman Global Real: U.S. TIPS Index (Reflects no deduction for fees, expenses or taxes)	11.63%	6.36%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.40%
Other expenses		0.53%
Service fees	0.25%
Other	0.28%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		0.94%
Fee waivers and expense reimbursements[1]		0.18%
Net expenses[1]		0.76%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.75% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$78	$282	$503	$1,138

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002 and Brian Weinstein, Managing Director of BFM.

Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	For the Period Ended 9/30/04[1]
Net asset value at beginning of period	$10.03	$10.56	$10.39		$10.00
Income from investment operations
Net investment income (loss)[2]	0.50	0.49	0.43		(0.02)
Net gain (loss) on investments (both realized and unrealized)	(0.01)	(0.27)	0.14		0.41
Total from investment operations	0.49	0.22	0.57		0.39
Less distributions
Distributions from net investment income	(0.40)	(0.62)	(0.30)		– –
Distributions from net realized gains	(0.03)	(0.13)	(0.10)		– –
Total distributions	(0.43)	(0.75)	(0.40)		– –
Net asset value at end of period	$10.09	$10.03	$10.56		$10.39
Total return	4.97%	2.26%	5.52%		3.90%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,803	$4	$2	$	– – [4]
Ratios of expenses to average net assets
Net expenses	0.58%	0.74%	0.69%		0.71%[5]
Net expenses (excluding interest expenses)	0.58%	0.74%	0.69%		0.71%[5]
Total expenses	0.94%	4.40%	1.29%		2.98%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	5.08%	4.84%	3.71%		3.88%[5]
Before advisory/administration and other fee waivers	4.72%	1.18%	3.11%		1.61%[5]
Portfolio turnover rate	219%	235%	419%		96%

1  Commenced operations on June 28, 2004.

2  Calculated using the average shares outstanding.

3  Not Annualized.

4  Net Assets end of period are less than $500.

5  Annualized.

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BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury and to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to

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time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

IMPORTANT DEFINITIONS

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	6.72%	3.84%	5.47%	05/18/98
Return After Taxes on Distributions	4.82%	2.07%	3.27%
Return After Taxes on Distributions and Sale of Shares	4.32%	2.23%	3.31%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	6.98%	4.39%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.55%
Interest expense		0.04%
Other expenses		0.48%
Service fees	0.25%
Other	0.23%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		1.08%
Fee waivers and expense reimbursements[1]		0.13%
Net expenses[1]		0.95%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.74% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$97	$331	$583	$1,306

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.53	$9.69	$9.87	$10.01	$10.23
Income from investment operations
Net investment income	0.44 [2]	0.41 [2]	0.39 [2]	0.44 [2]	0.50
Net loss on investments (both realized and unrealized)	(0.04)	(0.08)	(0.19)	(0.08)	(0.14)
Total from investment operations	0.40	0.33	0.20	0.36	0.36
Less distributions
Distributions from net investment income	(0.49)	(0.49)	(0.38)	(0.50)	(0.58)
Net asset value at end of period	$9.44	$9.53	$9.69	$9.87	$10.01

Total return	4.26%	3.55%	2.02%	3.67%	3.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,047	$7,712	$8,129	$2,271	$1,554
Ratios of expenses to average net assets
Net expenses	0.78%	0.80%	0.86%	0.94%	0.93%
Net expenses (excluding interest expense)	0.74%	0.80%	0.86%	0.89%	0.90%
Total expenses	1.08%	1.10%	1.23%	1.25%	1.25%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.68%	4.36%	3.97%	4.45%	4.70%
Before advisory/administration and other fee waivers	4.38%	4.06%	3.60%	4.13%	4.39%
Portfolio turnover rate	553%	320%	521%	228%	1,365%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

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BlackRock

Managed Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

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the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

72

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Managed Income

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Managed Income
Return Before Taxes	5.85%	3.97%	5.45%	11/01/89
Return After Taxes on Distributions	4.35%	2.23%	3.31%
Return After Taxes on Distributions and Sale of Shares	3.77%	2.39%	3.35%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

73

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Interest expense		0.03%
Other expenses		0.46%
Service fees	0.25%
Other	0.21%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		0.99%
Fee waivers and expense reimbursements[2]		0.01%
Net expenses[2]		0.98%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.95% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$100	$314	$546	$1,212

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's

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team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Managed Income Portfolio

	Year Ended 9/30/07	Year Ended 9/03/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.99	$10.20	$10.41	$10.80	$10.71
Income from investment operations
Net investment income	0.42 [2]	0.41 [2]	0.43 [2]	0.44 [2]	0.54
Net gain (loss) on investments (both realized and unrealized)	(0.01)	(0.12)	(0.18)	(0.10)	0.15
Total from investment operations	0.41	0.29	0.25	0.34	0.69
Less distributions
Distributions from net investment income	(0.41)	(0.45)	(0.42)	(0.45)	(0.60)
Distributions from net realized gains	– –	(0.05)	(0.04)	(0.28)	– –
Total distributions	(0.41)	(0.50)	(0.46)	(0.73)	(0.60)
Net asset value at end of period	$9.99	$9.99	$10.20	$10.41	$10.80
Total return	4.19%	2.93%	2.45%	3.29%	6.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$214,593	$150,085	$81,337	$80,253	$92,336
Ratios of expenses to average net assets
Net expenses	0.97%	0.94%	0.95%	0.95%	0.95%
Net expenses (excluding interest expense)	0.94%	0.94%	0.95%	0.95%	0.95%
Total expenses	0.99%	0.98%	1.08%	1.11%	1.13%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.18%	4.12%	4.13%	4.21%	4.74%
Before advisory/administration and other fee waivers	4.16%	4.08%	4.00%	4.05%	4.56%
Portfolio turnover rate	256%	184%	252%	284%	613%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

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BlackRock

International Bond Portfolio

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or

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expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to

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predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

International Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
International Bond
Return Before Taxes	9.14%	5.99%	6.66%	07/01/91
Return After Taxes on Distributions	8.85%	5.12%	4.73%
Return After Taxes on Distributions and Sale of Shares	5.94%	4.64%	4.50%
Citigroup Non-U.S. WGBI Index (Reflects no deduction for fees, expenses or taxes)	11.45%	7.54%	6.30%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.55%
Interest expense[1]		– –%
Other expenses		0.50%
Service fees	0.25%
Other	0.25%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses		1.05%
Fee waivers and expense reimbursements[3]		– –%
Net expenses[3]		1.05%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2007 the interest expense on the fund for such transactions was less than 0.01%

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.33% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and revenue reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$107	$334	$579	$1,283

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

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Mr. Gordon is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. His responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income market. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is co-head of Non-US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Mr. Thiel's primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock in 2002, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

International Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.98	$11.14	$11.42	$11.08	$10.54
Income from investment operations
Net investment income[2]	0.32	0.29	0.26	0.25	0.26
Net gain (loss) on investments (both realized and unrealized)	0.58	(0.19)	0.02	0.50	0.81
Total from investment operations	0.90	0.10	0.28	0.75	1.07
Less distributions
Distributions from net investment income	(0.30)	(0.26)	(0.55)	(0.41)	(0.29)
Distributions from capital	– –	– –	– –	– –	(0.17)
Distributions from net realized gains	– –	– –	(0.01)	– –	(0.07)
Total distributions	(0.30)	(0.26)	(0.56)	(0.41)	(0.53)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$11.58	$10.98	$11.14	$11.42	$11.08
Total return	8.32%[4,5]	0.93%[5]	2.21%[5]	6.89%[5]	10.55%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$70,819	$73,139	$107,402	$80,024	$48,584
Ratios of expenses to average net assets
Net expenses	1.05%	1.18%	1.19%	1.23%	1.24%
Net expenses (excluding interest expense)	1.05%	1.18%	1.19%	1.23%	1.24%
Total expenses	1.05%	1.20%	1.20%	1.25%	1.24%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.90%	2.62%	2.19%	2.18%	2.41%
Before advisory/administration and other fee waivers	2.90%	2.60%	2.18%	2.15%	2.41%
Portfolio turnover rate	77%	148%	164%	240%	209%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  The total return was not impacted by losses, reimbursed by the investment advisor in the amount of $17,441, incurred as a result of a violation of a fundamental investment policy.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

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IMPORTANT DEFINITIONS

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay

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principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

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A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which

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could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above,

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including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

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As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	2.61%	11.06%	6.95%	11/19/98
Return After Taxes on Distributions	0.01%	8.00%	3.27%
Return After Taxes on Distributions and Sale of Shares	1.70%	7.74%	3.59%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index (Reflects no deduction for fees, expenses or taxes)	2.27%	10.74%	6.40%	N/A

  *  The information for fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.48%
Interest expense		0.05%
Other expenses		0.51%
Service fees	0.25%
Other	0.26%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.04%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		1.04%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.92% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$106	$331	$574	$1,271

Fund Management

The fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (BFM) since 2006, and James Keenan, CFA, Managing Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day to day management of the fund's portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Vice Chairman of BFM since 2007, are also part of the fund's management team.

Mr. Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992,

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and was a member of MLIM's bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since 2003, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$7.93	$8.09	$8.14	$7.74	$6.75
Income from investment operations
Net investment income	0.60 [2]	0.56 [2]	0.61 [2]	0.59 [2]	0.73
Net gain on investments (both realized and unrealized)	0.04	– – [3]	0.04	0.37	0.98
Total from investment operations	0.64	0.56	0.65	0.96	1.71
Less distributions
Distributions from net investment income	(0.59)	(0.58)	(0.56)	(0.56)	(0.72)
Distributions from net realized gains	– –	(0.14)	(0.14)	– –	– –
Total distributions	(0.59)	(0.72)	(0.70)	(0.56)	(0.72)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$7.98	$7.93	$8.09	$8.14	$7.74
Total return	8.14%[5]	7.43%[5]	8.24%[5]	12.71%[5]	26.61%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$184,474	$231,543	$158,083	$112,004	$85,247
Ratios of expenses to average net assets
Net expenses	0.96%	0.88%	0.96%	0.99%	1.06%
Net expenses (excluding interest expense)	0.91%	0.88%	0.96%	0.99%	1.00%
Total expenses	1.04%	1.00%	1.14%	1.14%	1.20%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.36%	7.09%	7.51%	7.30%	9.31%
Before advisory/administration and other fee waivers	7.28%	6.97%	7.33%	7.16%	9.17%
Portfolio turnover rate	69%	105%	129%	172%	212%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

AMT-Free Municipal Bond Portfolio

Investment Goal:

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax, and securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

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IMPORTANT DEFINITIONS

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer

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and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be

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reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the field to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or

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loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	1.88%	3.03%	3.70%	05/14/90
Return After Taxes on Distributions	1.81%	3.02%	3.67%
Return After Taxes on Distributions and Sale of Shares	2.62%	3.18%	3.77%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Other expenses		0.48%
Service fees	0.25%
Other	0.23%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		0.99%
Fee waivers and expense reimbursements[1]		0.08%
Net expenses[1,2]		0.91%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.79% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at anytime. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$93	$307	$539	$1,206

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $113, $370, $647 and $1,436, respectively.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006.

Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.92	$10.99	$11.10	$11.21	$11.38
Income from investment operations
Net investment income	0.43 [2]	0.43 [2]	0.44 [2]	0.45 [2]	0.49
Net loss on investments (both realized and unrealized)	(0.22)	(0.08)	(0.12)	(0.10)	(0.16)
Total from investment operations	0.21	0.35	0.32	0.35	0.33
Less distributions
Distributions from net investment income	(0.43)	(0.42)	(0.43)	(0.46)	(0.50)
Net asset value at end of period	$10.70	$10.92	$10.99	$11.10	$11.21
Total return	1.91%	3.29%	2.91%	3.16%	2.99%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,158	$1,249	$2,312	$2,702	$2,971
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.79%	0.88%	0.86%	0.86%	0.90%
Net expenses (including interest expense and fees)	0.99%	1.07%	0.98%	0.92%	0.99%
Total expenses	1.19%	1.62%	1.20%	1.14%	1.22%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.96%	3.91%	3.99%	4.09%	4.46%
Before advisory/administration and other fee waivers	3.76%	3.36%	3.77%	3.87%	4.23%
Portfolio turnover rate	88%	66%	87%	69%	72%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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BlackRock

Delaware Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Delaware state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

IMPORTANT DEFINITIONS

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular

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risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be

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reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or

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loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Service Shares were launched in October 2001. As of May 2, 2002, there were no Service Shares outstanding. The performance of Service Shares for the period in which they were not outstanding is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Delaware Municipal Bond

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Delaware Municipal Bond
Return Before Taxes	3.37%	3.06%	4.30%	05/11/98
Return After Taxes on Distributions	3.32%	3.05%	4.25%
Return After Taxes on Distributions and Sale of Shares	3.64%	3.23%	4.30%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.26%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.55%
Other expenses		0.54%
Service fees	0.25%
Other	0.29%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		1.10%
Fee waivers and expense reimbursements[1]		0.09%
Net expenses[1,2]		1.01%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.98% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.41%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$341	$597	$1,332

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.41%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $245, $773, $1,327 and $2,839, respectively.

Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated for Institutional Shares of the fund. Although Institutional Shares are not offered in this Prospectus, the Institutional Shares would have substantially

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similar performance as the Service Shares offered in this Prospectus because the Institutional Shares and the Service Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Institutional Shares and the Service Shares do not have the same expenses. The actual return of Service Shares would have been lower than that of Institutional Shares because Service Shares have higher expenses than Institutional Shares. Institutional Shares of the fund are estimated to have expenses of 0.68% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Service Shares of the fund are expected to have expenses of 0.98% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touch LLP's report and Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Delaware Municipal Bond Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.83	$9.93	$10.13	$10.24	$10.54
Income from investment operations
Net investment income	0.41 [2]	0.40 [2]	0.39 [2]	0.42 [2]	0.45
Net loss on investments (both realized and unrealized)	(0.15)	(0.11)	(0.20)	(0.09)	(0.24)
Total from investment operations	0.26	0.29	0.19	0.33	0.21
Less distributions
Distributions from net investment income	(0.38)	(0.39)	(0.39)	(0.44)	(0.51)
Net asset value at end of period	$9.71	$9.83	$9.93	$10.13	$10.24
Total return	2.74%[3]	3.01%[3]	1.85%[3]	3.35%[3]	2.15%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$10,448	$11,560	$14,421	$12,895	$8,634
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	0.95%	1.00%	1.09%	1.14%	1.17%
Net expenses (including expense and fees)	2.36%	2.26%	1.84%	1.61%	1.83%
Total expenses	2.51%	2.47%	2.01%	1.87%	2.02%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.20%	4.11%	3.86%	4.16%	4.48%
Before advisory/administration and other fee waivers	4.05%	3.90%	3.69%	3.90%	4.30%
Portfolio turnover rate	11%	5%	8%	3%	26%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

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BlackRock

Ohio Municipal Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

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IMPORTANT DEFINITIONS

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over

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time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw

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on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and

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inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the

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securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Ohio Municipal Bond

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As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Ohio Municipal Bond
Return Before Taxes	3.03%	3.22%	4.36%	12/01/92
Return After Taxes on Distributions	2.94%	3.08%	4.28%
Return After Taxes on Distributions and Sale of Shares	3.38%	3.24%	4.33%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.50%
Other expenses		0.48%
Service fees	0.25%
Other	0.23%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		0.99%
Fee waivers and expense reimbursements[1]		0.08%
Net expenses[1,2]		0.91%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.78%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$93	$307	$539	$1,206

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.78%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $172, $549, $952 and $2,077, respectively.

Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

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The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.53	$10.65	$10.89	$10.87	$11.09
Income from investment operations
Net investment income	0.43 [2]	0.44 [2]	0.45 [2]	0.51 [2]	0.52
Net loss on investments (both realized and unrealized)	(0.20)	(0.12)	(0.21)	(0.02)	(0.26)
Total from investment operations	0.23	0.32	0.24	0.49	0.26
Less distributions
Distributions from net investment income	(0.41)	(0.44)	(0.48)	(0.47)	(0.48)
Net asset value at end of period	$10.35	$10.53	$10.65	$10.89	$10.87
Total return	2.24%	3.06%	2.24%	4.60%	2.48%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,765	$1,122	$736	$700	$727
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.89%	0.90%	0.90%	0.81%	0.90%
Net expenses (including interest expense and fees)	1.67%	1.57%	1.34%	1.05%	1.23%
Total expenses	1.76%	1.67%	1.54%	1.26%	1.45%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.14%	4.25%	4.16%	4.74%	4.58%
Before advisory/administration and other fee waivers	4.05%	4.15%	3.96%	4.52%	4.36%
Portfolio turnover rate	21%	13%	9%	5%	15%

1  Audited by other auditors.

2  Calculating using the average shares outstanding method.

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BlackRock

Kentucky Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Kentucky state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general

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revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility.

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An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Kentucky Municipal Bond

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Kentucky Municipal Bond
Return Before Taxes	2.11%	3.00%	3.78%	05/11/98
Return After Taxes on Distributions	2.02%	2.86%	3.66%
Return After Taxes on Distributions and Sale of Shares	3.06%	3.05%	3.77%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.26%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		0.55%
Other expenses		0.55%
Service fees	0.25%
Other	0.30%
Acquired fund fees and expenses		0.01%
Total annual fund operating expenses		1.11%
Fee waivers and expense reimbursements[1]		0.10%
Net expenses[1,2]		1.01%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.95% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.40%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$343	$602	$1,343

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.40%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $144, $467, $814 and $1,793, respectively.

Fund Management

The fund management team is led by Phillip Soccio, CFA, Vice President and Portfolio Manager of BlackRock since 2007. The team includes Walter O'Connor, Managing Director of BlackRock since 2006 and Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006.

Mr. Soccio is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. Mr. Soccio began his career with BlackRock in 1998 as institutional client service and marketing support representative. In 2002, he joined the tax-exempt cash management desk, where he was responsible for managing various tax-exempt money market funds. In 2007, he joined the municipal bond desk as a portfolio manager responsible for managing a number of tax-exempt bond funds.

Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. Soccio and Mr. Jaeckel have been managing the fund since 2008 and Mr. O'Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other

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accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.59	$9.70	$9.74	$9.78	$9.99
Income from investment operations
Net investment income	0.39 [2]	0.43 [2]	0.43 [2]	0.43 [2]	0.45
Net loss on investments (both realized and unrealized)	(0.23)	(0.18)	(0.14)	(0.08)	(0.19)
Total from investment operations	0.16	0.25	0.29	0.35	0.26
Less distributions
Distributions from net investment income	(0.48)	(0.36)	(0.33)	(0.39)	(0.47)
Net asset value at end of period	$9.27	$9.59	$9.70	$9.74	$9.78
Total return	1.70%	2.69%	3.04%	3.69%	2.74%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$290	$263	$248	$247	$103
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.94%	0.97%	1.00%	1.00%	1.00%
Net expenses (including interest expense and fees)	1.34%	1.53%	1.35%	1.16%	1.18%
Total expenses	1.51%	1.68%	1.52%	1.33%	1.36%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.10%	4.50%	4.38%	4.40%	4.57%
Before advisory/administration and other fee waivers	3.93%	4.35%	4.21%	4.22%	4.39%
Portfolio turnover rate	39%	8%	4%	7%	34%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

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Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals

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(including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch & Co., Inc.

(Merrill Lynch) and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

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The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions

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communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services.

Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

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The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

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The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical

138

limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:

139

(i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing on other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

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Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.01%
Low Duration Bond	0.27%
Intermediate Government Bond	0.46%
Intermediate Bond II	0.31%
Total Return II	0.28%

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds II is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

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Government Income	0.31%
Inflation Protected Bond	0.05%
GNMA	0.25%
Managed Income	0.50%
International Bond	0.55%
High Yield Bond	0.41%
AMT-Free Municipal Bond	0.30%
Delaware Municipal Bond	0.42%
Ohio Municipal Bond	0.43%
Kentucky Municipal Bond	0.38%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA, DE Municipal Bond, KY Municipal Bond	Int'l Bond, GNMA, DE Municipal Bond KY Municipal Bond	Inflation Protected Bond
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%	0.400%
$1 billion- $2 billion	0.450%	0.500%	0.375%
$2 billion- $3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is .40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As stated above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other

142

expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or

143

obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these

144

services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy

145

certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Each of the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, each of these funds may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by a fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

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Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how

147

we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD-SVC 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Lifecycle Prepared Portfolios

Institutional Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	Overview	1

	THE BLACKROCK LIFECYCLE PREPARED PORTFOLIOS

	Prepared Portfolio 2010	6

	Prepared Portfolio 2015	15

	Prepared Portfolio 2020	24

	Prepared Portfolio 2025	33

	Prepared Portfolio 2030	42

	Prepared Portfolio 2035	51

	Prepared Portfolio 2040	60

	Prepared Portfolio 2045	69

	Prepared Portfolio 2050	78

Information About the Underlying Funds	Risks of Underlying Funds	87

	Description of Underlying Funds	103

	Important Definitions	130

About Your Investment	How to Buy/Sell Shares	134

	Dividends/Distributions/Taxes	146

The portfolios included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the portfolios became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each portfolio's investment goal and strategies, risks, shareholder fees and expenses, management and shareholder services are identical to those that existed when the portfolio was part of the Former Trust, and references to the Fund or a portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the portfolio as part of the Former Trust, respectively.

Overview of the
BlackRock Lifecycle Prepared

Portfolios

This Prospectus describes the nine Lifecycle Prepared Portfolios (the Lifecycle Prepared Portfolios or the Portfolios) of BlackRock Funds II (the Fund): 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050. Each of the Portfolios is a "fund of funds," which means that each seeks to obtain its investment goal by investing the majority of its assets in other BlackRock mutual funds, called the "underlying funds."

The Portfolios are intended to provide distinct investment programs to meet the different investment goals, time horizons and risk tolerances of a range of investors. Each Portfolio is managed for a specific target retirement date (the date included in the name of the Portfolio). Each of the Portfolios was created by BlackRock Advisors, LLC (BlackRock), the Portfolios' investment adviser.

When choosing a Portfolio, consider your estimated retirement date and risk tolerance. In general, these Portfolios' investment programs assume a retirement age of 65. It is expected that investors will choose a Portfolio whose target date is closest to the date the investor turns 65. Choosing a Portfolio targeting an earlier date represents a more conservative choice; choosing a Portfolio with a later date represents a more aggressive choice. It is important to note that the retirement year of the Portfolio you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.

BlackRock's first step in structuring a Portfolio is the development of a target asset allocation. In general, each Portfolio invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment goal of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment goal of current income, including domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments.

1

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Portfolio. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The following table illustrates each Portfolio's target allocation among asset classes as of January 31, 2008:

	Target Asset Allocation
	Equity Funds	Fixed Income Funds
2010	52%	48%
2015	56	44
2020	62	38
2025	71	29
2030	84	16
2035	90	10
2040	90	10
2045	90	10
2050	90	10

In general, a greater percentage of equity funds in a Portfolio results in higher overall price volatility. Investors should select carefully the Portfolio that is most appropriate for their goals and risk tolerance.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as each of the Portfolios approaches its respective target date. The glide path represents the shifting of asset classes over time. As the glide path below shows, each Portfolio's asset mix becomes more conservative — both prior to and after retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of a Portfolio, which may be a primary source of income after retiring.

2

The following chart illustrates the glide path — the target allocation among asset classes as a Portfolio approaches its target date:

In order to determine the target asset allocation for each Portfolio, plot the number of years remaining to retirement. For example, the Prepared Portfolio 2045 has the target asset allocation shown by the allocation plotted above 37 years to retirement. In ten years, the Prepared Portfolio 2045's target asset allocation is expected to be the allocation currently plotted above 27 years to retirement. As of 2008, the number of years until retirement for each of the Portfolios is as follows:

Portfolio	Years Until Retirement*
2050	42
2045	37
2040	32
2035	27
2030	22
2025	17
2020	12
2015	7
2010	2

  *  Based upon a retirement age of 65.

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BlackRock investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment goal.

The Lifecycle Prepared Portfolios are expected to become increasingly conservative over time until they reach their target retirement date. At this time their asset allocation becomes similar to that of the BlackRock Income Portfolio (Income Portfolio). The Income Portfolio is managed by BlackRock and its investment goal

3

is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds, and may, on an opportunistic basis, invest directly in fixed-income securities. These percentages are target allocations that may shift over time depending on market conditions.

On approximately the target retirement date of a Portfolio, it is expected that such Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of such Portfolio. It is expected that shareholders of a Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of a Portfolio in advance of such merger.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Portfolio based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. For the Income Portfolio the target allocations are expected to be 50% equity and 50% fixed income, and the target allocation may shift over time depending on market conditions. BlackRock may utilize larger adjustments for the Lifecycle Prepared Portfolios and the Income Portfolio if warranted by unusual market conditions.

BlackRock regularly monitors the allocations of the Portfolios to ensure that they adhere to the target allocations. The Portfolios may be brought back to the target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

BlackRock's second step in the structuring of each Portfolio is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Portfolio are considered when selecting underlying funds. The specific underlying funds selected for each Portfolio are determined at BlackRock's discretion and may change as deemed appropriate to allow the Portfolios to meet their investment goals. See "Description of Underlying Funds" for a complete list of the underlying funds, their classification into equity or fixed income

4

funds and a brief description of their investment goals and primary investment strategies.

Because each of the Portfolios invests principally in shares of underlying funds, each is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Portfolios, this risk is reduced because the underlying funds are themselves generally diversified.

The Prospectus is organized so that each Portfolio has its own short section. Simply turn to the section for any particular Portfolio to read about important Portfolio facts. Also included are sections that describe the underlying funds the Portfolios invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolios and your rights as a shareholder. These sections apply to all the Portfolios.

If you have questions after reading the Prospectus, ask your investment professional for assistance. Your investment professional has been trained to help you decide which investments are right for you.

5

BlackRock

Prepared Portfolio 2010

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2010. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
52%	48%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

6

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

7

series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

8

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

9

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

10

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2010 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (48.0%), Russell 3000 Index (41.6%) and MSCI EAFE Index (10.4%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional

11

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	380.08%
Acquired fund (underlying fund) fees and expenses[1]	0.77%
Total annual fund operating expenses	380.85%
Fee waivers and expense reimbursements[2]	380.08%
Net expenses[2]	0.77%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$79	$460	$866	$2,001

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team

12

includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

13

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2010

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.19
Net gain on investments (both realized and unrealized)	0.75
Total from investment operations	0.94
Net asset value at end of period	$10.94
Total return[3]	9.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$22
Ratios of expenses to average net assets
Net expenses[4,5]	0.07%
Total expenses[4,5]	242.71%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	3.48%
Before advisory/administration and other fee waivers[4,5]	(239.16)%[6]
Portfolio turnover rate	66%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 380.15% and (376.59)%, respectively.

14

BlackRock

Prepared Portfolio 2015

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2015. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
56%	44%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

15

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

16

series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

17

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

18

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these

19

securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2015 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (44.0%), Russell 3000 Index (44.8%) and MSCI EAFE Index (11.2%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

20

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	350.74%
Acquired fund (underlying fund) fees and expenses[1]	0.75%
Total annual fund operating expenses	351.49%
Fee waivers and expense reimbursements[2]	350.74%
Net expenses[2]	0.75%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$77	$453	$855	$1,979

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing,

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

21

assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

22

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2015

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.16
Net gain on investments (both realized and unrealized)	0.60
Total from investment operations	0.76
Net asset value at end of period	$10.76
Total return[3]	7.60%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$22
Ratios of expenses to average net assets
Net expenses[4,5]	0.05%
Total expenses[4,5]	231.75%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	2.83%
Before advisory/administration and other fee waivers[4,5]	(228.87)%[6]
Portfolio turnover rate	37%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 350.79% and (347.91)%, respectively.

23

BlackRock

Prepared Portfolio 2020

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2020. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
62%	38%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

24

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

25

series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

26

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

27

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

28

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2020 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (38.0%), Russell 3000 Index (49.6%) and MSCI EAFE Index (12.4%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

29

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	107.16%
Acquired fund (underlying fund) fees and expenses[1]	0.79%
Total annual fund operating expenses	107.95%
Fee waivers and expense reimbursements[2]	107.16%
Net expenses[2]	0.79%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$81	$466	$876	$2,023

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio

30

Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

31

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2020

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.14
Net gain on investments (both realized and unrealized)	0.70
Total from investment operations	0.84
Net asset value at end of period	$10.84
Total return[3]	8.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$155
Ratios of expenses to average net assets
Net expenses[4,5]	0.13%
Total expenses[4,5]	77.97%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	2.50%
Before advisory/administration and other fee waivers[4,5]	(75.34)%[6]
Portfolio turnover rate	39%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 107.29% and (104.66)%, respectively.

32

BlackRock

Prepared Portfolio 2025

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2025. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
71%	29%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

33

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

34

series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

35

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

36

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

37

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2025 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (29.0%), Russell 3000 Index (56.8%) and MSCI EAFE Index (14.2%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

38

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	217.51%
Acquired fund (underlying fund) fees and expenses[1]	0.76%
Total annual fund operating expenses	218.27%
Fee waivers and expense reimbursements[2]	217.51%
Net expenses[2]	0.76%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$78	$457	$860	$1,990

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

39

Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

40

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Portfolio's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Portfolio's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Portfolio's audited financial statements, are included in the Portfolio's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2025

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.10
Net gain on investments (both realized and unrealized)	0.90
Total from investment operations	1.00
Net asset value at end of period	$11.00
Total return[3]	10.00%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$47
Ratios of expenses to average net assets
Net expenses[4,5]	0.07%
Total expenses[4,5]	146.48%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	1.77%
Before advisory/administration and other fee waivers[4,5]	(144.64)%[6]
Portfolio turnover rate	36%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 217.58% and (215.75)%, respectively.

41

BlackRock

Prepared Portfolio 2030

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2030. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
84%	16%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

42

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

43

series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the

44

weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

45

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

46

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2030 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (16.0%), Russell 3000 Index (67.2%) and MSCI EAFE Index (16.8%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional

47

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	231.15%
Acquired fund (underlying fund) fees and expenses[1]	0.89%
Total annual fund operating expenses	232.04%
Fee waivers and expense reimbursements[2]	231.15%
Net expenses[2]	0.89%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$91	$497	$928	$2,130

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients

48

involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

49

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2030

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.05
Net gain on investments (both realized and unrealized)	1.04
Total from investment operations	1.09
Net asset value at end of period	$11.09
Total return[3]	10.90%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$43
Ratios of expenses to average net assets
Net expenses[4,5]	0.12%
Total expenses[4,5]	152.76%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	0.82%
Before advisory/administration and other fee waivers[4,5]	(151.82)%[6]
Portfolio turnover rate	42%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 231.27% and (230.33)%, respectively.

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BlackRock

Prepared Portfolio 2035

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2035. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

51

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

52

series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the

53

weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

54

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

55

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2035 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional

56

Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	234.89%
Acquired fund (underlying fund) fees and expenses[1]	0.77%
Total annual fund operating expenses	235.66%
Fee waivers and expense reimbursements[2]	234.89%
Net expenses[2]	0.77%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$79	$460	$866	$2,001

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

57

involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Portfolio's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Portfolio's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Portfolio's audited financial statements, are included in the Portfolio's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2035

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.03
Net gain on investments (both realized and unrealized)	1.01
Total from investment operations	1.04
Net asset value at end of period	$11.04
Total return[3]	10.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$46
Ratios of expenses to average net assets
Net expenses[4,5]	0.14%
Total expenses[4,5]	158.80%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	0.46%
Before advisory/administration and other fee waivers[4,5]	(158.19)%[6]
Portfolio turnover rate	34%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 235.03% and (234.43)%, respectively.

59

BlackRock

Prepared Portfolio 2040

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2040. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

60

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

61

series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

62

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the

63

Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period

64

of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2040 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

65

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	224.42%
Acquired fund (underlying fund) fees and expenses[1]	0.78%
Total annual fund operating expenses	225.20%
Fee waivers and expense reimbursements[2]	224.42%
Net expenses[2]	0.78%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$80	$463	$871	$2,012

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio

66

Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2040

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.02
Net gain on investments (both realized and unrealized)	1.17
Total from investment operations	1.19
Net asset value at end of period	$11.19
Total return[3]	11.90%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$38
Ratios of expenses to average net assets
Net expenses[4,5]	0.14%
Total expenses[4,5]	134.69%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	0.39%
Before advisory/administration and other fee waivers[4,5]	(134.16)%[6]
Portfolio turnover rate	36%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 224.56% and (224.03)%, respectively.

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BlackRock

Prepared Portfolio 2045

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2045. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

69

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an

71

investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

72

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

73

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2045 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

74

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	340.43%
Acquired fund (underlying fund) fees and expenses[1]	0.97%
Total annual fund operating expenses	341.40%
Fee waivers and expense reimbursements[2]	340.43%
Net expenses[2]	0.97%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$99	$521	$970	$2,215

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

75

a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2045

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.02
Net gain on investments (both realized and unrealized)	1.31
Total from investment operations	1.33
Net asset value at end of period	$11.33
Total return[3]	13.30%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$23
Ratios of expenses to average net assets
Net expenses[4,5]	0.14%
Total expenses[4,5]	223.70%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	0.43%
Before advisory/administration and other fee waivers[4,5]	(223.13)%[6]
Portfolio turnover rate	99%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 340.57% and (340.00)%, respectively.

77

BlackRock

Prepared Portfolio 2050

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2050. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

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determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a

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series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

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■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

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or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2050 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	269.07%
Acquired fund (underlying fund) fees and expenses[1]	0.96%
Total annual fund operating expenses	270.03%
Fee waivers and expense reimbursements[2]	269.07%
Net expenses[2]	0.96%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.00% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$98	$518	$965	$2,205

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients

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involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

  Lifecycle 2050

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.03
Net gain on investments (both realized and unrealized)	1.21
Total from investment operations	1.24
Net asset value at end of period	$11.24
Total return[3]	12.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$61
Ratios of expenses to average net assets
Net expenses[4,5]	0.22%
Total expenses[4,5]	195.26%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	0.52%
Before advisory/administration and other fee waivers[4,5]	(194.52)%[6]
Portfolio turnover rate	53%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 269.29% and (268.55%), respectively.

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Information About the

Underlying Funds

Risks of Underlying
Funds

By owning shares of underlying funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may include funds that invest in domestic and non-U.S. equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds.

No Guarantee that Investments Will Increase in Value

While the management team chooses stocks and fixed-income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style

Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Small Market Capitalization Companies

Some funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

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ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings,

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including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Rule 144A Securities

A fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

Real Estate-Related Securities

Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

Some of the funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate-related securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities

Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

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fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Mortgage-Related Securities Issued by Governmental Entities

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Inflation Indexed Bonds

The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Certain U.S. Federal Income Tax Consequences" in the SAI.

Municipal Securities

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that a fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also

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include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

Some funds may, from time to time, invest a large percentage of their assets in securities whose issuers are located in a single state.

These investments would make the funds more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

Some funds may invest their assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, a fund may invest a certain percentage of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

Investments in a Particular Market Segment

Health Sciences and Healthcare Companies

A fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. If a fund is

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concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology

A fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources

A fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors

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that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services

Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities a fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Utilities and Telecommunications

When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but

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are not limited to: currency risks (the risk that the value of or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Emerging Markets

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as

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well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence

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in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities

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and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

Russia

Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of

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currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and

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credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Leverage Risk

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Investments in Securities Prior to Their Date of Issue

A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these

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securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover

High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund's.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Description of Underlying Funds

The BlackRock Lifecycle Prepared Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the equity funds and the fixed income funds, (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolios invest (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies.

Equity Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.01%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $27 million and $7.7 billion as of December 31, 2007) or a similar index.

Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. In selecting securities, fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The Fund concentrates its non-U.S. exposure on established companies in developed countries.

BlackRock Equity Dividend Fund	0.76%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Focus Growth LLC	0.62%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 20 to 30 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as "aggressive growth companies"). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 20 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs").

BlackRock Focus Value Fund, Inc.	0.97%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund's exposure to the risks associated with that issuer.

BlackRock Fundamental Growth Fund, Inc.	0.85%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Health Sciences Opportunities Portfolio†	1.02%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences.

BlackRock Healthcare Fund, Inc.	1.28%	The fund seeks long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the fund seeks to invest in companies that it believes have good prospects for earnings growth. Under normal circumstances, the fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. While the fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The fund will normally maintain a global portfolio, investing in securities of companies located around the world. Although there are no limits on the percentage of assets the fund may invest in any particular country, fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the fund may invest in convertible securities and rights. The fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

Master Large Cap Core Portfolio	0.49%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Large Cap Growth Portfolio	0.56%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.

Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

BlackRock Capital Appreciation Portfolio	0.75%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

BlackRock Mid Cap Value Opportunities Fund	0.92%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Mid-Cap Growth Equity Portfolio	1.05%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $624 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team focuses on U.S. mid-capitalization emerging growth companies.

BlackRock Mid-Cap Value Equity Portfolio	0.95%††	The fund's investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $479 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Natural Resources Trust	0.82%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of "top down" and "bottom up" investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Commodity Strategies Trust	0.80%	The fund seeks positive long term total return. The fund seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations. The securities in which the fund may invest include, but are not limited to: (i) U.S. Government and U.S. Government agency securities; (ii) U.S. Government agency and non-agency mortgage-backed securities backed by loans secured by residential, multifamily and commercial properties including, but not limited to, pass-throughs, collateralized mortgage obligations, real estate mortgage investment conduits, small to medium sized businesses, project loans, construction loans, and adjustable rate mortgages; (iii) obligations of non-U.S. governments and supranational organizations; (iv) obligations of U.S. and non-U.S. corporations; (v) asset-backed securities; (vi) municipal bonds; and (vii) certain short-term investments and financing arrangements including time deposits, Eurodollar deposits, commercial paper, bankers' acceptances, and repurchase and reverse repurchase agreements collateralized by eligible investments. The fund may invest in non-dollar securities on a currency hedged or unhedged basis. The fund may use futures, options and/or swap agreements for purposes of managing duration, yield curve and sector risk and as a substitute for cash securities. The fund may purchase private placement or Rule 144A securities including issues in the corporate, mortgage and asset-backed sectors. The fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in hybrid instruments, including leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Assets not invested in commodity linked derivative instruments may be invested in short duration securities and other fixed income securities, as well as futures contracts and related options, swap agreements and forward contracts. In choosing investments, fund management seeks to provide exposure to various commodities and commodity sectors.

		The fund will allocate approximately 50% of its commodity exposure to the AIG Basis Excess Return Index (the "Basis Index") and 50% to the AIG Relative Strength Excess Return Index (the "Relative Strength Index"). The average portfolio duration of the fixed income portion of the fund's portfolio is expected to be between -2 and +2 years relative to the Dow Jones-AIG Total Return Commodity Index under normal market conditions. The fund's fixed income investments will be primarily in fixed rate and floating rate debt securities rated investment grade, but the fund may also invest in high yield securities.

108

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small Cap Growth Equity Portfolio	0.82%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2007, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $47 million to $8.4 billion. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Master Small Cap Growth Portfolio	0.78%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, non-U.S. investments will represent 10% or less of the fund's assets.

BlackRock Small Cap Value Equity Portfolio††	0.86%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

109

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small/Mid-Cap Growth Portfolio	1.05%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $47 million and $20.6 billion as of December 31, 2007) or a similar index. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

BlackRock U.S. Opportunities Portfolio	1.01%††	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $16 million and $20 billion as of December 31, 2007). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Utilities and Telecommunications Fund, Inc.	0.95%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund's objective. The fund may invest in securities of utilities companies throughout the world. Fund management, however, anticipates that the fund's investments will focus primarily on securities issued by utilities companies in the United States, and that the fund's investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund's investments will be in developed countries.

110

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Value Opportunities Trust	0.96%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation—that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

BlackRock All-Cap Global Resources Portfolio	0.93%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Developing Capital Markets Fund, Inc.	1.40%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free Index. There are no other limits on the geographic allocation of the fund's investments. The fund normally invests in securities from at least three different countries. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund may invest up to 20% of its assets in non-convertible debt securities.

111

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock EuroFund	1.01%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund's assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund's assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.

BlackRock Global Financial Services Fund, Inc.	1.42%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world, and there are no limits on the fund's ability to invest in any country or geographic region. The fund may invest in companies in emerging markets, including Russia, but the fund management anticipates that a substantially greater portion of the fund's investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar.

112

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Dynamic Equity Fund	1.02%	The fund's seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund's investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

BlackRock Global Growth Fund, Inc.	1.01%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations. The fund may invest in convertible securities, preferred stock and rights offerings.

113

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Opportunities Portfolio	1.29%	The fund's investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

BlackRock Global Resources Portfolio	1.03%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Global Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S.

114

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global SmallCap Fund, Inc.	1.15%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund's investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock Technology Fund, Inc.	1.57%	The fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the investment adviser, derive a substantial portion of their income from products and services in technology related industries. Under normal circumstances, the fund will invest at least 80% of its assets in technology related securities. The fund invests in a global portfolio primarily consisting of equity securities of issuers that are expected to derive a substantial portion of their income from technology related industries. Fund management looks specifically for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth. In other words, the fund seeks to buy stocks that have a "growth" bias but that fund management believes are undervalued. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations, it is anticipated that the fund will invest most of its assets in the securities of issuers located in the United States, Japan and other Asia-Pacific countries, Western Europe and Israel. Under normal circumstances, the fund will invest in equity securities of technology related issuers from a number of different countries throughout the world, including the United States. The fund intends to invest primarily in common stocks. The fund may invest in companies of any size but emphasizes companies having large stock market capitalizations.

115

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Fund	1.65%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of a number of different countries throughout the world. The fund chooses investments predominantly using a "bottom up" investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.

BlackRock International Opportunities Portfolio†††	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities.

BlackRock International Value Fund	1.01%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund's assets, Fund management follows a value investing style. This means that Fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers.

116

Fund Name	Estimated Expense Ratio		Investment Goal and Primary Investment Strategies
BlackRock Latin America Fund, Inc.	1.28%		The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes equity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund's investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund's investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund's investments will be denominated primarily in foreign currencies.

BlackRock Large Cap Core Plus Fund	3.28	%*	The Fund seeks long term capital growth. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. The Fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities representing up to 130% of its assets. The Fund will generally hold approximately 30% of its assets in short positions. The Fund will establish long and short positions primarily in common stock of large cap companies the Investment Adviser selects from among the Russell 1000® Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies included in the Fund's benchmark Russell 1000® Index.

117

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Pacific Fund, Inc.	0.85%	The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund's investments are not, however, limited by a company's market capitalization and the fund may invest in companies with any market capitalization.

Fixed Income Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.10%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed- income securities of any duration or maturity.

118

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio**	1.00%	In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33 1/3% of total assets less all liabilities and indebtedness other than borrowing.

119

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Enhanced Income Portfolio	0.31%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

BlackRock GNMA Portfolio	0.49%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

BlackRock Government Income Portfolio	0.59%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

120

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Income Fund	0.66%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.

BlackRock High Yield Bond Portfolio	0.60%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies.

BlackRock Inflation Protected Bond Portfolio	0.30%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

121

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Bond Portfolio II	0.47%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock Intermediate Government Bond Portfolio	0.63%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock International Bond Portfolio	0.75%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Long Duration Bond Portfolio	0.40%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.

BlackRock Low Duration Bond Portfolio	0.40%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock Managed Income Portfolio	0.68%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
■ at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")
■ invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency
■ and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

BlackRock Total Return Portfolio II	0.44%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock World Income Fund, Inc.	1.04%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

BlackRock Strategic Portfolio I	0.14%	The fund's investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio's duration with a target of 0-8 years in the Portfolio. The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock AMT-Free Municipal Bond Portfolio	0.45%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

BlackRock High Yield Municipal Fund	0.62%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody's), or if unrated, judged to be of comparable quality by the fund's investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund's net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Municipal Fund	0.73%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund's assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in high yield bonds.

BlackRock Municipal Insured Fund	0.47%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock National Municipal Fund	0.59%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund's investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that fund management believes are of comparable quality. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

†  The fund is currently closed to new investors and therefore the Portfolios may not invest in it. The fund may re-open in the future.

††  Effective February 1, 2007, BlackRock has contractually agreed to limit direct Portfolio expenses to this percentage of average daily net assets. This expense ratio may differ from the net expense ratio reflected in the most recent shareholder report.

†††  The fund is currently closed to new investors, but will re-open to new investors effective March 3, 2008. Depending on market conditions and other factors, the fund may be closed again in the future.

*  This fund was opened to investors on December 18, 2007. This expense ratio is an estimated ratio, including offering costs.

**  This fund is expected to commence operations in February 2008. This expense ratio is an estimated ratio, including offering costs.

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Important Definitions

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for the underlying BlackRock funds is BlackRock Advisors, LLC.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Distribution Fees: Fees paid to a fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities: Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the fund management team to be

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undervalued by the market as measured by certain financial formulas.

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

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Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■  Institutional and individual investors with a minimum investment of $2 million

■  Certain qualified employee benefit plans

■  Investors in selected fee-based programs

■  Registered investment advisers with a minimum investment of $250,000

■  Trust departments of PNC Bank and Merrill Lynch Bank & Trust Company FSB and their affiliates on behalf of clients for whom they

■  act in a fiduciary capacity (excluding participant-directed employee benefit plans)

■  otherwise have investment discretion or

■  act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund's distributor

■  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of a Portfolio may make additional purchases of Institutional Shares of that Portfolio except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

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Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a Portfolio and the underlying funds may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of each of the Portfolios is based on its NAV. The NAV for each Portfolio is calculated based on the NAVs of the underlying funds in which it invests. Each Portfolio's (and underlying fund's) assets that are individual securities are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value

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involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's NAV. As a result, a Portfolio's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolio. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■  $2 million for institutions and individuals

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■  $250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans, as set forth in the "Buying Shares" section. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any Portfolio at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including The PNC Financial Services Group, Inc., Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its

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or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Portfolios' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Portfolios' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Portfolios' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

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During periods of substantial economic market changes telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Portfolio and its shareholders. For example, large flows of cash into and out of a Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio's investment goal. Frequent trading may cause a Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Portfolio's performance.

A Portfolio or underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A

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similar risk exists for Portfolios or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to a Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be

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known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the

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purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The Lifecycle Prepared Portfolios are not subject to a redemption fee.

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a Portfolio or long-term shareholders.

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The Fund's
Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any Portfolio at any time if the net asset value of the account in such Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded

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investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolios' investment advisory contract is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the Portfolios is presented in the appropriate Portfolio section.

As stated above, BlackRock has agreed contractually to cap each Portfolio's direct net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Portfolio as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Portfolio's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, if any) at the levels shown in each Portfolio's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Portfolios. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolios directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolios. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolios and may result in an Affiliate having positions that are adverse to those of the Portfolios. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolios. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the Portfolios' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolios could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolios may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or

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Affiliate-advised clients may adversely impact the Portfolios. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. The Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolios may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolios also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios, and may receive compensation for such services. The Portfolios may also make brokerage and other payments to Affiliates in connection with the Portfolios' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Portfolios to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolios, including a fee based on the returns earned on the Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Portfolios may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Portfolios will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term

146

capital gains), if any, will be distributed by a Portfolio at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a Portfolio shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a Portfolio with respect to certain qualifying dividends received by the Portfolio from domestic corporations may be eligible for the corporate dividends received deduction.

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If you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and BlackRock fund that are open to new investors, unless you have a current account in a BlackRock fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized.

See "Taxation of Distributions." Please consult your tax or other financial adviser before making an exchange request.

Exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above.

Investors who currently own Institutional Shares of a Portfolio may make exchanges into Institutional Shares of other BlackRock funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our

148

representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

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Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolios' investments. The annual report describes the Portfolios' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolios' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

LC-PREP-INST 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Lifecycle Prepared Portfolios

Investor A Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	Overview	1

	THE BLACKROCK LIFECYCLE PREPARED PORTFOLIOS

	Prepared Portfolio 2010	6

	Prepared Portfolio 2015	15

	Prepared Portfolio 2020	24

	Prepared Portfolio 2025	33

	Prepared Portfolio 2030	42

	Prepared Portfolio 2035	51

	Prepared Portfolio 2040	60

	Prepared Portfolio 2045	69

	Prepared Portfolio 2050	78

Information About the Underlying Funds	Risks of Underlying Funds	87

	Description of Underlying Funds	103

	Important Definitions	130

About Your Investment	How to Buy/Sell Shares	134

	Dividends/Distributions/Taxes	152

	Services for Shareholders	155

The portfolios included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the portfolios became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each portfolio's investment goal and strategies, risks, shareholder fees and expenses, management and shareholder services are identical to those that existed when the portfolio was part of the Former Trust, and references to the Fund or a portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the portfolio as part of the Former Trust, respectively.

Overview of the
BlackRock Lifecycle Prepared

Portfolios

This Prospectus describes the nine Lifecycle Prepared Portfolios (the Lifecycle Prepared Portfolios or the Portfolios) of BlackRock Funds II (the Fund): 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050. Each of the Portfolios is a "fund of funds," which means that each seeks to obtain its investment goal by investing the majority of its assets in other BlackRock mutual funds, called the "underlying funds."

The Portfolios are intended to provide distinct investment programs to meet the different investment goals, time horizons and risk tolerances of a range of investors. Each Portfolio is managed for a specific target retirement date (the date included in the name of the Portfolio). Each of the Portfolios was created by BlackRock Advisors, LLC (BlackRock), the Portfolios' investment adviser.

When choosing a Portfolio, consider your estimated retirement date and risk tolerance. In general, these Portfolios' investment programs assume a retirement age of 65. It is expected that investors will choose a Portfolio whose target date is closest to the date the investor turns 65. Choosing a Portfolio targeting an earlier date represents a more conservative choice; choosing a Portfolio with a later date represents a more aggressive choice. It is important to note that the retirement year of the Portfolio you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.

BlackRock's first step in structuring a Portfolio is the development of a target asset allocation. In general, each Portfolio invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment goal of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment goal of current income, including domestic and

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non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments.

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Portfolio. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The following table illustrates each Portfolio's target allocation among asset classes as of January 31, 2008:

	Target Asset Allocation
	Equity Funds	Fixed Income Funds
2010	52%	48%
2015	56	44
2020	62	38
2025	71	29
2030	84	16
2035	90	10
2040	90	10
2045	90	10
2050	90	10

In general, a greater percentage of equity funds in a Portfolio results in higher overall price volatility. Investors should select carefully the Portfolio that is most appropriate for their goals and risk tolerance.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as each of the Portfolios approaches its respective target date. The glide path represents the shifting of asset classes over time. As the glide path below shows, each Portfolio's asset mix becomes more conservative — both prior to and after retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of a Portfolio, which may be a primary source of income after retiring.

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The following chart illustrates the glide path — the target allocation among asset classes as a Portfolio approaches its target date:

In order to determine the target asset allocation for each Portfolio, plot the number of years remaining to retirement. For example, the Prepared Portfolio 2045 has the target asset allocation shown by the allocation plotted above 37 years to retirement. In ten years, the Prepared Portfolio 2045's target asset allocation is expected to be the allocation currently plotted above 27 years to retirement. As of 2008, the number of years until retirement for each of the Portfolios is as follows:

Portfolio	Years Until Retirement*
2050	42
2045	37
2040	32
2035	27
2030	22
2025	17
2020	12
2015	7
2010	2

  *  Based upon a retirement age of 65.

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BlackRock investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment goal.

The Lifecycle Prepared Portfolios are expected to become increasingly conservative over time until they reach their target retirement date. At this time their asset allocation becomes similar to that of the BlackRock Income Portfolio (Income Portfolio). The Income Portfolio is managed by BlackRock and its investment goal

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is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds, and may, on an opportunistic basis, invest directly in fixed-income securities. These percentages are target allocations that may shift over time depending on market conditions.

On approximately the target retirement date of a Portfolio, it is expected that such Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of such Portfolio. It is expected that shareholders of a Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of a Portfolio in advance of such merger.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Portfolio based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. For the Income Portfolio the target allocations are expected to be 50% equity and 50% fixed income, and the target allocation may shift over time depending on market conditions. BlackRock may utilize larger adjustments for the Lifecycle Prepared Portfolios and the Income Portfolio if warranted by unusual market conditions.

BlackRock regularly monitors the allocations of the Portfolios to ensure that they adhere to the target allocations. The Portfolios may be brought back to the target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

BlackRock's second step in the structuring of each Portfolio is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Portfolio are considered when selecting underlying funds. The specific underlying funds selected for each Portfolio are determined at BlackRock's discretion and may change as deemed appropriate to allow the Portfolios to meet their investment goals. See "Description of Underlying Funds" for a complete list of the underlying funds, their classification into equity or fixed income

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funds and a brief description of their investment goals and primary investment strategies.

Because each of the Portfolios invests principally in shares of underlying funds, each is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Portfolios, this risk is reduced because the underlying funds are themselves generally diversified.

The Prospectus is organized so that each Portfolio has its own short section. Simply turn to the section for any particular Portfolio to read about important Portfolio facts. Also included are sections that describe the underlying funds the Portfolios invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolios and your rights as a shareholder. These sections apply to all the Portfolios.

If you have questions after reading the Prospectus, ask your investment professional for assistance. Your investment professional has been trained to help you decide which investments are right for you.

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BlackRock

Prepared Portfolio 2010

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2010. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
52%	48%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a

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greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an

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investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the

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best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

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problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2010 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (48.0%), Russell 3000 Index (41.6%) and MSCI EAFE Index (10.4%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		297.71%
Service fees	0.25%
Other†	297.46%
Acquired fund (underlying fund) fees and expenses[1]		0.77%
Total annual fund operating expenses		298.48%
Fee waivers and expense reimbursements[2]		297.21%
Net expenses[2]		1.27%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$648	$1,106	$1,590	$2,920

  *  Reflects imposition of sales charge.

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Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2010

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.15
Net gain on investments (both realized and unrealized)	0.77
Total from investment operations	0.92
Net asset value at end of period	$10.92
Total return[3]	9.20%[4]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$63
Ratios of expenses to average net assets
Net expenses[5,6]	0.59%
Total expenses[5,6]	202.10%[7]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[5,6]	2.77%
Before advisory/administration and other fee waivers[5,6]	(198.74)%[7]
Portfolio turnover rate	66%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return.

5  Annualized.

6  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

7  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 297.84% and (294.47)%, respectively.

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BlackRock

Prepared Portfolio 2015

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2015. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
56%	44%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

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Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

16

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different

17

kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or

18

underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

19

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2015 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (44.0%), Russell 3000 Index (44.8%) and MSCI EAFE Index (11.2%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

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Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		94.57%
Service fees	0.25%
Other†	94.32%
Acquired fund (underlying fund) fees and expenses[1]		0.75%
Total annual fund operating expenses		95.32%
Fee waivers and expense reimbursements[2]		94.07%
Net expenses[2]		1.25%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$646	$1,100	$1,580	$2,901

  *  Reflects imposition of sales charge.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

21

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

22

Financial Highlights

The financial information in the table below shows the Portfolio's information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2015

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.15
Net gain on investments (both realized and unrealized)	0.59
Total from investment operations	0.74
Net asset value at end of period	$10.74
Total return[3]	7.40%[4]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$264
Ratios of expenses to average net assets
Net expenses[5,6]	0.49%
Total expenses[5,6]	69.07%[7]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[5,6]	2.65%
Before advisory/administration and other fee waivers[5,6]	(65.93)%[7]
Portfolio turnover rate	37%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return.

5  Annualized.

6  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

7  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 94.70% and (91.56)%, respectively.

23

BlackRock

Prepared Portfolio 2020

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2020. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
62%	38%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

24

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

25

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market

26

conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

27

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

28

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2020 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (38.0%), Russell 3000 Index (49.6%) and MSCI EAFE Index (12.4%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

29

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		214.29%
Service fees	0.25%
Other†	214.04%
Acquired fund (underlying fund) fees and expenses[1]		0.79%
Total annual fund operating expenses		215.08%
Fee waivers and expense reimbursements[2]		213.79%
Net expenses[2]		1.29%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$649	$1,112	$1,600	$2,939

  *  Reflects imposition of sales charge.

30

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2020

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.12
Net gain on investments (both realized and unrealized)	0.70
Total from investment operations	0.82
Net asset value at end of period	$10.82
Total return[3]	8.20%[4]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$80
Ratios of expenses to average net assets
Net expenses[5,6]	0.58%
Total expenses[5,6]	144.28%[7]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[5,6]	2.13%
Before advisory/administration and other fee waivers[5,6]	(141.57)%[7]
Portfolio turnover rate	39%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return.

5  Annualized.

6  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

7  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 214.43% and (211.72)%, respectively.

32

BlackRock

Prepared Portfolio 2025

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2025. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
71%	29%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

33

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

34

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market

35

conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

36

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

37

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2025 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (29.0%), Russell 3000 Index (56.8%) and MSCI EAFE Index (14.2%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

38

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		58.17%
Service fees	0.25%
Other†	57.92%
Acquired fund (underlying fund) fees and expenses[1]		0.76%
Total annual fund operating expenses		58.93%
Fee waivers and expense reimbursements[2]		57.67%
Net expenses[2]		1.26%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$647	$1,103	$1,585	$2,910

  *  Reflects imposition of sales charge.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

39

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

40

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Portfolio's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Portfolio's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Portfolio's audited financial statements, are included in the Portfolio's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2025

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.09
Net gain on investments (both realized and unrealized)	0.89
Total from investment operations	0.98
Net asset value at end of period	$10.98
Total return[3]	9.80%[4]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$474
Ratios of expenses to average net assets
Net expenses[5,6]	0.47%
Total expenses[5,6]	42.43%[7]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[5,6]	1.55%
Before advisory/administration and other fee waivers[5,6]	(40.41)%[7]
Portfolio turnover rate	36%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return.

5  Annualized.

6  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

7  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 58.31% and (56.30)%, respectively.

41

BlackRock

Prepared Portfolio 2030

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2030. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
84%	16%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

42

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

43

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market

44

conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

45

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

46

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2030 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (16.0%), Russell 3000 Index (67.2%) and MSCI EAFE Index (16.8%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

47

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		129.44%
Service fees	0.25%
Other†	129.19%
Acquired fund (underlying fund) fees and expenses[1]		0.89%
Total annual fund operating expenses		130.33%
Fee waivers and expense reimbursements[2]		128.94%
Net expenses[2]		1.39%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$659	$1,141	$1,648	$3,036

  *  Reflects imposition of sales charge.

48

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

49

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2030

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.03
Net gain on investments (both realized and unrealized)	1.04
Total from investment operations	1.07
Net asset value at end of period	$11.07
Total return[3]	10.70%[4]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$199
Ratios of expenses to average net assets
Net expenses[5,6]	0.57%
Total expenses[5,6]	97.81%[7]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[5,6]	0.49%
Before advisory/administration and other fee waivers[5,6]	(96.75)%[7]
Portfolio turnover rate	42%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return.

5  Annualized.

6  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

7  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 129.63% and (128.57)%, respectively.

50

BlackRock

Prepared Portfolio 2035

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2035. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

51

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

52

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market

53

conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

54

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

55

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2035 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

56

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		174.01%
Service fees	0.25%
Other†	173.76%
Acquired fund (underlying fund) fees and expenses[1]		0.77%
Total annual fund operating expenses		174.78%
Fee waivers and expense reimbursements[2]		173.51%
Net expenses[2]		1.27%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$648	$1,106	$1,590	$2,920

  *  Reflects imposition of sales charge.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Portfolio's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Portfolio's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Portfolio's audited financial statements, are included in the Portfolio's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2035

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.01
Net gain on investments (both realized and unrealized)	1.01
Total from investment operations	1.02
Net asset value at end of period	$11.02
Total return[3]	10.20%[4]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$115
Ratios of expenses to average net assets
Net expenses[5,6]	0.62%
Total expenses[5,6]	128.07%[7]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[5,6]	0.10%
Before advisory/administration and other fee waivers[5,6]	(127.35)%[7]
Portfolio turnover rate	34%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return.

5  Annualized.

6  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

7  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 174.22% and (173.50)%, respectively.

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BlackRock

Prepared Portfolio 2040

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2040. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

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Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

61

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market

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conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

63

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

64

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2040 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		119.15%
Service fees	0.25%
Other†	118.90%
Acquired fund (underlying fund) fees and expenses[1]		0.78%
Total annual fund operating expenses		119.93%
Fee waivers and expense reimbursements[2]		118.65%
Net expenses[2]		1.28%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$649	$1,109	$1,595	$2,930

  *  Reflects imposition of sales charge.

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Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2040

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	— [3]
Net gain on investments (both realized and unrealized)	1.17
Total from investment operations	1.17
Net asset value at end of period	$11.17
Total return[4]	11.70%[5]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$186
Ratios of expenses to average net assets
Net expenses[6,7]	0.56%
Total expenses[6,7]	94.51%[8]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[6,7]	0.03%
Before advisory/administration and other fee waivers[6,7]	(93.92)%[8]
Portfolio turnover rate	36%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Not annualized.

5  Sales load not reflected in total return.

6  Annualized.

7  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

8  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 119.34% and (118.74)%, respectively.

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BlackRock

Prepared Portfolio 2045

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2045. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

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Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

70

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market

71

conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

72

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

73

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2045 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

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Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		273.71%
Service fees	0.25%
Other†	273.46%
Acquired fund (underlying fund) fees and expenses[1]		0.97%
Total annual fund operating expenses		274.68%
Fee waivers and expense reimbursements[2]		273.21%
Net expenses[2]		1.47%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$667	$1,164	$1,686	$3,112

  *  Reflects imposition of sales charge.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2045

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	— [3]
Net gain on investments (both realized and unrealized)	1.30
Total from investment operations	1.30
Net asset value at end of period	$11.30
Total return[4]	13.00%[5]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$84
Ratios of expenses to average net assets
Net expenses[6,7]	0.67%
Total expenses[6,7]	200.49%[8]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[6,7]	0.03%
Before advisory/administration and other fee waivers[6,7]	(199.79)%[8]
Portfolio turnover rate	99%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Not annualized.

5  Sales load not reflected in total return.

6  Annualized.

7  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

8  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 273.93% and (273.23)%, respectively.

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BlackRock

Prepared Portfolio 2050

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2050. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

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Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality

79

money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market

80

conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

81

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

82

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2050 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

		A Shares
Advisory fees		– –%
Other expenses†		311.93%
Service fees	0.25%
Other†	311.68%
Acquired fund (underlying fund) fees and expenses[1]		0.96%
Total annual fund operating expenses		312.89%
Fee waivers and expense reimbursements[2]		311.43%
Net expenses[2]		1.46%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.50% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$666	$1,161	$1,681	$3,103

  *  Reflects imposition of sales charge.

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Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

  Lifecycle 2050

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	— [3]
Net gain on investments (both realized and unrealized)	1.21
Total from investment operations	1.21
Net asset value at end of period	$11.21
Total return[4]	12.10%[5]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$30
Ratios of expenses to average net assets
Net expenses[6,7]	0.61%
Total expenses[6,7]	211.23%[8]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[6,7]	(0.04)%
Before advisory/administration and other fee waivers[6,7]	(210.66)%[8]
Portfolio turnover rate	53%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Less than $0.005 per share.

4  Not annualized.

5  Sales load not reflected in total return.

6  Annualized.

7  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

8  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 312.08% and (311.51)%, respectively.

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Information About the

Underlying Funds

Risks of Underlying
Funds

By owning shares of underlying funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may include funds that invest in domestic and non-U.S. equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds.

No Guarantee that Investments Will Increase in Value

While the management team chooses stocks and fixed-income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style

Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Small Market Capitalization Companies

Some funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

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ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings,

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including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Rule 144A Securities

A fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

Real Estate-Related Securities

Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

Some of the funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate-related securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities

Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

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fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Mortgage-Related Securities Issued by Governmental Entities

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Inflation Indexed Bonds

The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Certain U.S. Federal Income Tax Consequences" in the SAI.

Municipal Securities

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that a fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also

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include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

Some funds may, from time to time, invest a large percentage of their assets in securities whose issuers are located in a single state.

These investments would make the funds more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

Some funds may invest their assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, a fund may invest a certain percentage of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

Investments in a Particular Market Segment

Health Sciences and Healthcare Companies

A fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. If a fund is

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concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology

A fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources

A fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be

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due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services

Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities a fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Utilities and Telecommunications

When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

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Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Emerging Markets

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American

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economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence

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in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

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The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

Russia

Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of

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interest or currency in the future or for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Leverage Risk

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Investments in Securities Prior to Their Date of Issue

A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective

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registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover

High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund's.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Description of Underlying Funds

The BlackRock Lifecycle Prepared Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the equity funds and the fixed income funds, (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolios invest (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies.

Equity Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.01%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $27 million and $7.7 billion as of December 31, 2007) or a similar index.

Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. In selecting securities, fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The Fund concentrates its non-U.S. exposure on established companies in developed countries.

BlackRock Equity Dividend Fund	0.76%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Focus Growth LLC	0.62%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 20 to 30 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as "aggressive growth companies"). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 20 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs").

BlackRock Focus Value Fund, Inc.	0.97%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund's exposure to the risks associated with that issuer.

BlackRock Fundamental Growth Fund, Inc.	0.85%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Health Sciences Opportunities Portfolio†	1.02%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences.

BlackRock Healthcare Fund, Inc.	1.28%	The fund seeks long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the fund seeks to invest in companies that it believes have good prospects for earnings growth. Under normal circumstances, the fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. While the fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The fund will normally maintain a global portfolio, investing in securities of companies located around the world. Although there are no limits on the percentage of assets the fund may invest in any particular country, fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the fund may invest in convertible securities and rights. The fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

Master Large Cap Core Portfolio	0.49%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Large Cap Growth Portfolio	0.56%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.

Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

BlackRock Capital Appreciation Portfolio	0.75%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

BlackRock Mid Cap Value Opportunities Fund	0.92%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Mid-Cap Growth Equity Portfolio	1.05%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $624 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team focuses on U.S. mid-capitalization emerging growth companies.

BlackRock Mid-Cap Value Equity Portfolio	0.95%††	The fund's investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $479 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Natural Resources Trust	0.82%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of "top down" and "bottom up" investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Commodity Strategies Trust	0.80%	The fund seeks positive long term total return. The fund seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations. The securities in which the fund may invest include, but are not limited to: (i) U.S. Government and U.S. Government agency securities; (ii) U.S. Government agency and non-agency mortgage-backed securities backed by loans secured by residential, multifamily and commercial properties including, but not limited to, pass-throughs, collateralized mortgage obligations, real estate mortgage investment conduits, small to medium sized businesses, project loans, construction loans, and adjustable rate mortgages; (iii) obligations of non-U.S. governments and supranational organizations; (iv) obligations of U.S. and non-U.S. corporations; (v) asset-backed securities; (vi) municipal bonds; and (vii) certain short-term investments and financing arrangements including time deposits, Eurodollar deposits, commercial paper, bankers' acceptances, and repurchase and reverse repurchase agreements collateralized by eligible investments. The fund may invest in non-dollar securities on a currency hedged or unhedged basis. The fund may use futures, options and/or swap agreements for purposes of managing duration, yield curve and sector risk and as a substitute for cash securities. The fund may purchase private placement or Rule 144A securities including issues in the corporate, mortgage and asset-backed sectors. The fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in hybrid instruments, including leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Assets not invested in commodity linked derivative instruments may be invested in short duration securities and other fixed income securities, as well as futures contracts and related options, swap agreements and forward contracts. In choosing investments, fund management seeks to provide exposure to various commodities and commodity sectors.
The fund will allocate approximately 50% of its commodity exposure to the AIG Basis Excess Return Index (the "Basis Index") and 50% to the AIG Relative Strength Excess Return Index (the "Relative Strength Index"). The average portfolio duration of the fixed income portion of the fund's portfolio is expected to be between -2 and +2 years relative to the Dow Jones-AIG Total Return Commodity Index under normal market conditions. The fund's fixed income investments will be primarily in fixed rate and floating rate debt securities rated investment grade, but the fund may also invest in high yield securities.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small Cap Growth Equity Portfolio	0.82%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2007, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $47 million to $8.4 billion. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Master Small Cap Growth Portfolio	0.78%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, non-U.S. investments will represent 10% or less of the fund's assets.

BlackRock Small Cap Value Equity Portfolio††	0.86%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small/Mid-Cap Growth Portfolio	1.05%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $47 million and $20.6 billion as of December 31, 2007) or a similar index. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock U.S. Opportunities Portfolio	1.01%††	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $16 million and $20 billion as of December 31, 2007). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Utilities and Telecommunications Fund, Inc.	0.95%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund's objective. The fund may invest in securities of utilities companies throughout the world. Fund management, however, anticipates that the fund's investments will focus primarily on securities issued by utilities companies in the United States, and that the fund's investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund's investments will be in developed countries.

Master Value Opportunities Trust	0.96%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation—that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock All-Cap Global Resources Portfolio	0.93%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Developing Capital Markets Fund, Inc.	1.40%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free Index. There are no other limits on the geographic allocation of the fund's investments. The fund normally invests in securities from at least three different countries. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund may invest up to 20% of its assets in non-convertible debt securities.

BlackRock EuroFund	1.01%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund's assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund's assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Financial Services Fund, Inc.	1.42%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world, and there are no limits on the fund's ability to invest in any country or geographic region. The fund may invest in companies in emerging markets, including Russia, but the fund management anticipates that a substantially greater portion of the fund's investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar.

BlackRock Global Dynamic Equity Fund	1.02%	The fund's seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund's investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

BlackRock Global Growth Fund, Inc.	1.01%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations. The fund may invest in convertible securities, preferred stock and rights offerings.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Opportunities Portfolio	1.29%	The fund's investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

BlackRock Global Resources Portfolio	1.03%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Global Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S.

113

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global SmallCap Fund, Inc.	1.15%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund's investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock Technology Fund, Inc.	1.57%	The fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the investment adviser, derive a substantial portion of their income from products and services in technology related industries. Under normal circumstances, the fund will invest at least 80% of its assets in technology related securities. The fund invests in a global portfolio primarily consisting of equity securities of issuers that are expected to derive a substantial portion of their income from technology related industries. Fund management looks specifically for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth. In other words, the fund seeks to buy stocks that have a "growth" bias but that fund management believes are undervalued. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations, it is anticipated that the fund will invest most of its assets in the securities of issuers located in the United States, Japan and other Asia-Pacific countries, Western Europe and Israel. Under normal circumstances, the fund will invest in equity securities of technology related issuers from a number of different countries throughout the world, including the United States. The fund intends to invest primarily in common stocks. The fund may invest in companies of any size but emphasizes companies having large stock market capitalizations.

BlackRock International Fund	1.65%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of a number of different countries throughout the world. The fund chooses investments predominantly using a "bottom up" investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.

114

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Opportunities Portfolio†††	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities.

BlackRock International Value Fund	1.01%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund's assets, Fund management follows a value investing style. This means that Fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers.

BlackRock Latin America Fund, Inc.	1.28%	The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes equity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund's investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund's investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund's investments will be denominated primarily in foreign currencies.

115

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Large Cap Core Plus Fund	3.28%*	The Fund seeks long term capital growth. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. The Fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities representing up to 130% of its assets. The Fund will generally hold approximately 30% of its assets in short positions. The Fund will establish long and short positions primarily in common stock of large cap companies the Investment Adviser selects from among the Russell 1000® Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies included in the Fund's benchmark Russell 1000® Index.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Pacific Fund, Inc.	0.85%	The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund's investments are not, however, limited by a company's market capitalization and the fund may invest in companies with any market capitalization.

116

Fixed Income Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.10%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed-income securities of any duration or maturity.

117

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio**	1.00%	In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33 1/3% of total assets less all liabilities and indebtedness other than borrowing.

118

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Enhanced Income Portfolio	0.31%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

BlackRock GNMA Portfolio	0.49%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

BlackRock Government Income Portfolio	0.59%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

119

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Income Fund	0.66%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.

BlackRock High Yield Bond Portfolio	0.60%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies.

120

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Inflation Protected Bond Portfolio	0.30%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

BlackRock Intermediate Bond Portfolio II	0.47%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock Intermediate Government Bond Portfolio	0.63%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

121

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Bond Portfolio	0.75%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

BlackRock Long Duration Bond Portfolio	0.40%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.

BlackRock Low Duration Bond Portfolio	0.40%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

122

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Managed Income Portfolio	0.68%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
■ at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")
■ invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency
■ and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

123

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Total Return Portfolio II	0.44%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

BlackRock World Income Fund, Inc.	1.04%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

124

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Strategic Portfolio I	0.14%	The fund's investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio's duration with a target of 0-8 years in the Portfolio. The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

BlackRock AMT-Free Municipal Bond Portfolio	0.45%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

125

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Municipal Fund	0.62%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody's), or if unrated, judged to be of comparable quality by the fund's investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund's net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

126

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Municipal Fund	0.73%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund's assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in high yield bonds.

BlackRock Municipal Insured Fund	0.47%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock National Municipal Fund	0.59%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund's investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that fund management believes are of comparable quality. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

†  The fund is currently closed to new investors and therefore the Portfolios may not invest in it. The fund may re-open in the future.

††  Effective February 1, 2007, BlackRock has contractually agreed to limit direct Portfolio expenses to this percentage of average daily net assets. This expense ratio may differ from the net expense ratio reflected in the most recent shareholder report.

†††  The fund is currently closed to new investors, but will re-open to new investors effective March 3, 2008. Depending on market conditions and other factors, the fund may be closed again in the future.

*  This fund was opened to investors on December 18, 2007. This expense ratio is an estimated ratio, including offering costs.

**  This fund is expected to commence operations in February 2008. This expense ratio is an estimated ratio, including offering costs.

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Important Definitions

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for the underlying BlackRock funds is BlackRock Advisors, LLC.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Distribution Fees: Fees paid to a fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities: Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear

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to the fund management team to be undervalued by the market as measured by certain financial formulas.

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

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Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

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About Your Investment

Buying Shares from a Registered Investment Professional

The Fund believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell Investor A Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor A Shares you pay the NAV per share plus the applicable front-end sales charge.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the

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next calculation of NAV. The non-U.S. securities and certain other securities held by a Portfolio and the underlying funds may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of each of the Portfolios is based on its NAV. The NAV for each Portfolio is calculated based on the NAVs of the underlying funds in which it invests. Each Portfolio's (and underlying fund's) assets that are individual securities are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, a Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the

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method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's NAV. As a result, a Portfolio's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds II which bears the name of the Portfolio you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

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How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor A Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or certain of its affiliated service providers, and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See "Automatic Investment Plan" below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any Portfolio at any time for any reason.

Investor A Shares

The Fund offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you.

A Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No distribution fees

■  Free exchange with other A Shares in the BlackRock funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The information below describes the schedules of sales charges that you may pay if you buy and sell Investor A Shares of a Portfolio.

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Purchase of Investor A Shares

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint).

Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to each Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of 1.00% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Fund's distributor retains up to 0.25% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

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Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the Portfolios held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation

Investors have a "right of accumulation" under which the current value of an investor's existing Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more Portfolios or other BlackRock funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the

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investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege

If you redeem Investor A, Investor A1 or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME portfolio, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current

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investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in "Purchase of Investor A Shares." The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute

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discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Investor A Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor A Shares of a Portfolio. All Investor A Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor A Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Portfolio's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

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In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the Fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit (VRU) service or internet. Payment for shares redeemed by VRU or internet may be made for non-qualified employee benefit plan accounts in amounts up to $25,000 either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15.00 for redemption checks sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere

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with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Portfolio and its shareholders. For example, large flows of cash into and out of a Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio's investment goal. Frequent trading may cause a Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Portfolio's performance.

A Portfolio or underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for Portfolios or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to a Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be

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able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Portfolios. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities, International Opportunities, High Yield Bond and International Bond Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global

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Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The Lifecycle Prepared Portfolios are not subject to a redemption fee.

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit

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plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a Portfolio or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as

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described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any Portfolio at any time if the net asset value of the account in such Portfolio falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolios' investment advisory contract is available in the Fund's semi-annual report to shareholders.

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Information about the portfolio managers for each of the Portfolios is presented in the appropriate Portfolio section.

As stated above, BlackRock has agreed contractually to cap each Portfolio's direct net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Portfolio as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Portfolio's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, if any) at the levels shown in each Portfolio's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment

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program similar to that of the Portfolios. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolios directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolios. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolios and may result in an Affiliate having positions that are adverse to those of the Portfolios. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolios. As a result, an Affiliate may compete with the Portfolios for appropriate investment opportunities. The results of the Portfolios' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolios could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolios may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolios. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. The Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolios may invest in securities of companies with which an Affiliate has or is trying to develop investment banking

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relationships or in which an Affiliate has significant debt or equity investments. The Portfolios also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios, and may receive compensation for such services. The Portfolios may also make brokerage and other payments to Affiliates in connection with the Portfolios' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a Portfolios participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolios, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Portfolios may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Portfolios will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Portfolio at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

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If you invest in a Portfolio shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a Portfolio with respect to certain qualifying dividends received by the Portfolio from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an

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additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

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Services for Shareholders

The Fund offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A Shares from one BlackRock fund to Investor A Shares, respectively, of another fund that offers such shares to meet your changing financial needs. Please note that you can exchange only into a share class and BlackRock fund that are open to new investors, unless you have a current account in a BlackRock fund that is closed to new investors.

You can exchange $1,000 or more of Investor A Shares from one BlackRock fund into another. (You can exchange less than $1,000 of Investor A Shares if you already have an account in the BlackRock fund into which you are exchanging.) Investor A Shares of each BlackRock fund may be exchanged for shares of the same class of other BlackRock funds which offer that class of shares, based on their respective net asset values. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. See "Taxation of Distributions." Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your new account application that you did not want the telephone exchange privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

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The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, the Fund makes it easy to set up. As an investor in any Portfolio, you can arrange for periodic investments in that Portfolio through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per Portfolio. AIP Application Forms are available from the Fund.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II, c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a Portfolio. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If a shareholder purchases additional Investor A Shares of a Portfolio at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one Portfolio to up to four other BlackRock funds. A minimum of $10,000 in the initial Portfolio is required and investments in any additional BlackRock funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds II, c/o PFPC. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one Portfolio into another BlackRock fund of your choice pursuant to your instructions, without any fees or sales charges.

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Please call the Fund at (800) 441-7762 for details. The BlackRock fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the Portfolios may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor A Shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

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The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

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BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolios' investments. The annual report describes the Portfolios' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolios' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Portfolios' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

LC-PREP-INV 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Lifecycle Prepared Portfolios

R Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	Overview	1

	THE BLACKROCK LIFECYCLE PREPARED PORTFOLIOS

	Prepared Portfolio 2010	6

	Prepared Portfolio 2015	15

	Prepared Portfolio 2020	24

	Prepared Portfolio 2025	33

	Prepared Portfolio 2030	42

	Prepared Portfolio 2035	51

	Prepared Portfolio 2040	60

	Prepared Portfolio 2045	69

	Prepared Portfolio 2050	78

Information About the Underlying Funds	Risks of Underlying Funds	87

	Description of Underlying Funds	103

	Important Definitions	130

About Your Investment	How to Buy/Sell Shares	134

	Dividends/Distributions/Taxes	147

The portfolios included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the portfolios became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each portfolio's investment goal and strategies, risks, shareholder fees and expenses, management and shareholder services are identical to those that existed when the portfolio was part of the Former Trust, and references to the Fund or a portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the portfolio as part of the Former Trust, respectively.

Overview of the
BlackRock Lifecycle Prepared

Portfolios

This Prospectus describes the nine Lifecycle Prepared Portfolios (the Lifecycle Prepared Portfolios or the Portfolios) of BlackRock Funds II (the Fund): 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050. Each of the Portfolios is a "fund of funds," which means that each seeks to obtain its investment goal by investing the majority of its assets in other BlackRock mutual funds, called the "underlying funds."

The Portfolios are intended to provide distinct investment programs to meet the different investment goals, time horizons and risk tolerances of a range of investors. Each Portfolio is managed for a specific target retirement date (the date included in the name of the Portfolio). Each of the Portfolios was created by BlackRock Advisors, LLC (BlackRock), the Portfolios' investment adviser.

When choosing a Portfolio, consider your estimated retirement date and risk tolerance. In general, these Portfolios' investment programs assume a retirement age of 65. It is expected that investors will choose a Portfolio whose target date is closest to the date the investor turns 65. Choosing a Portfolio targeting an earlier date represents a more conservative choice; choosing a Portfolio with a later date represents a more aggressive choice. It is important to note that the retirement year of the Portfolio you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.

BlackRock's first step in structuring a Portfolio is the development of a target asset allocation. In general, each Portfolio invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment goal of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment goal of current income, including domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments.

1

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Portfolio. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The following table illustrates each Portfolio's target allocation among asset classes as of January 31, 2008:

	Target Asset Allocation
	Equity Funds	Fixed Income Funds
2010	52%	48%
2015	56	44
2020	62	38
2025	71	29
2030	84	16
2035	90	10
2040	90	10
2045	90	10
2050	90	10

In general, a greater percentage of equity funds in a Portfolio results in higher overall price volatility. Investors should select carefully the Portfolio that is most appropriate for their goals and risk tolerance.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as each of the Portfolios approaches its respective target date. The glide path represents the shifting of asset classes over time. As the glide path below shows, each Portfolio's asset mix becomes more conservative — both prior to and after retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of a Portfolio, which may be a primary source of income after retiring.

2

The following chart illustrates the glide path — the target allocation among asset classes as a Portfolio approaches its target date:

In order to determine the target asset allocation for each Portfolio, plot the number of years remaining to retirement. For example, the Prepared Portfolio 2045 has the target asset allocation shown by the allocation plotted above 37 years to retirement. In ten years, the Prepared Portfolio 2045's target asset allocation is expected to be the allocation currently plotted above 27 years to retirement. As of 2008, the number of years until retirement for each of the Portfolios is as follows:

Portfolio	Years Until Retirement*
2050	42
2045	37
2040	32
2035	27
2030	22
2025	17
2020	12
2015	7
2010	2

  *  Based upon a retirement age of 65.

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BlackRock investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment goal.

The Lifecycle Prepared Portfolios are expected to become increasingly conservative over time until they reach their target retirement date. At this time their asset allocation becomes similar

3

to that of the BlackRock Income Portfolio (Income Portfolio). The Income Portfolio is managed by BlackRock and its investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds, and may, on an opportunistic basis, invest directly in fixed-income securities. These percentages are target allocations that may shift over time depending on market conditions.

On approximately the target retirement date of a Portfolio, it is expected that such Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of such Portfolio. It is expected that shareholders of a Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of a Portfolio in advance of such merger.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Portfolio based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. For the Income Portfolio the target allocations are expected to be 50% equity and 50% fixed income, and the target allocation may shift over time depending on market conditions. BlackRock may utilize larger adjustments for the Lifecycle Prepared Portfolios and the Income Portfolio if warranted by unusual market conditions.

BlackRock regularly monitors the allocations of the Portfolios to ensure that they adhere to the target allocations. The Portfolios may be brought back to the target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

BlackRock's second step in the structuring of each Portfolio is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Portfolio are considered when selecting underlying funds. The specific underlying funds selected for each Portfolio are determined at BlackRock's discretion and may change as deemed appropriate to allow the Portfolios to meet their investment goals. See "Description of Underlying Funds" for a complete list of the

4

underlying funds, their classification into equity or fixed income funds and a brief description of their investment goals and primary investment strategies.

Because each of the Portfolios invests principally in shares of underlying funds, each is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Portfolios, this risk is reduced because the underlying funds are themselves generally diversified.

The Prospectus is organized so that each Portfolio has its own short section. Simply turn to the section for any particular Portfolio to read about important Portfolio facts. Also included are sections that describe the underlying funds the Portfolios invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolios and your rights as a shareholder. These sections apply to all the Portfolios.

If you have questions after reading the Prospectus, ask your investment professional for assistance. Your investment professional has been trained to help you decide which investments are right for you.

5

BlackRock

Prepared Portfolio 2010

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2010. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
52%	48%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

6

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

7

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.
Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an

8

investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the

9

best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

10

problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2010 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (48.0%), Russell 3000 Index (41.6%) and MSCI EAFE Index (10.4%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

11

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		380.66%
Service fees	0.25%
Other†	380.41%
Acquired fund (underlying fund) fees and expenses[1]		0.77%
Total annual fund operating expenses		381.68%
Fee waivers and expense reimbursements[2]		380.17%
Net expenses[2]		1.51%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$154	$686	$1,246	$2,771

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team

12

includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2010

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.15
Net gain on investments (both realized and unrealized)	0.75
Total from investment operations	0.90
Net asset value at end of period	$10.90
Total return[3]	9.00%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$22
Ratios of expenses to average net assets
Net expenses[4,5]	0.79%
Total expenses[4,5]	243.43%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	2.77%
Before advisory/administration and other fee waivers[4,5]	(239.87)%[6]
Portfolio turnover rate	66%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 380.98% and (377.42)%, respectively.

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BlackRock

Prepared Portfolio 2015

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2015. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
56%	44%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

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determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an

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investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the

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best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial

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problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2015 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (44.0%), Russell 3000 Index (44.8%) and MSCI EAFE Index (11.2%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

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Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		351.44%
Service fees	0.25%
Other†	351.19%
Acquired fund (underlying fund) fees and expenses[1]		0.75%
Total annual fund operating expenses		352.44%
Fee waivers and expense reimbursements[2]		350.95%
Net expenses[2]		1.49%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$152	$680	$1,235	$2,751

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2015

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.12
Net gain on investments (both realized and unrealized)	0.60
Total from investment operations	0.72
Net asset value at end of period	$10.72
Total return[3]	7.20%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$21
Ratios of expenses to average net assets
Net expenses[4,5]	0.78%
Total expenses[4,5]	232.47%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	2.10%
Before advisory/administration and other fee waivers[4,5]	(229.59)%[6]
Portfolio turnover rate	37%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 351.74% and (348.86)%, respectively.

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BlackRock

Prepared Portfolio 2020

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2020. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
62%	38%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

24

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

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■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

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or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2020 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (38.0%), Russell 3000 Index (49.6%) and MSCI EAFE Index (12.4%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		345.82%
Service fees	0.25%
Other†	345.57%
Acquired fund (underlying fund) fees and expenses[1]		0.79%
Total annual fund operating expenses		346.86%
Fee waivers and expense reimbursements[2]		345.33%
Net expenses[2]		1.53%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$156	$692	$1,256	$2,791

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

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Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2020

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.09
Net gain on investments (both realized and unrealized)	0.71
Total from investment operations	0.80
Net asset value at end of period	$10.80
Total return[3]	8.00%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$22
Ratios of expenses to average net assets
Net expenses[4,5]	0.80%
Total expenses[4,5]	227.19%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	1.64%
Before advisory/administration and other fee waivers[4,5]	(224.75)%[6]
Portfolio turnover rate	39%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 346.14% and (343.70)%, respectively.

32

BlackRock

Prepared Portfolio 2025

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2025. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
71%	29%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

33

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

34

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

35

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

36

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

37

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2025 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (29.0%), Russell 3000 Index (56.8%) and MSCI EAFE Index (14.2%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

38

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Distribution (12b-1) fees	0.25%
Other expenses†	143.87%
Service fees	0.25%
Other†	143.62%
Acquired fund (underlying fund) fees and expenses[1]	0.76%
Total annual fund operating expenses	144.88%
Fee waivers and expense reimbursements[2]	143.38%
Net expenses[2]	1.50%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$153	$683	$1,241	$2,761

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

39

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

40

Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2025

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.08
Net gain on investments (both realized and unrealized)	0.87
Total from investment operations	0.95
Net asset value at end of period	$10.95
Total return[3]	9.50%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$225
Ratios of expenses to average net assets
Net expenses[4,5]	0.77%
Total expenses[4,5]	94.71%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	1.33%
Before advisory/administration and other fee waivers[4,5]	(92.61)%[6]
Portfolio turnover rate	36%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 144.26% and (142.16)%, respectively.

41

BlackRock

Prepared Portfolio 2030

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2030. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
84%	16%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

42

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

43

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

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■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

45

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

46

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2030 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (16.0%), Russell 3000 Index (67.2%) and MSCI EAFE Index (16.8%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

47

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		303.95%
Service fees	0.25%
Other†	303.70%
Acquired fund (underlying fund) fees and expenses[1]		0.89%
Total annual fund operating expenses		305.09%
Fee waivers and expense reimbursements[2]		303.46%
Net expenses[2]		1.63%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$166	$722	$1,306	$2,890

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

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Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2030

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.01
Net gain on investments (both realized and unrealized)	1.04
Total from investment operations	1.05
Net asset value at end of period	$11.05
Total return[3]	10.50%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$22
Ratios of expenses to average net assets
Net expenses[4,5]	0.83%
Total expenses[4,5]	186.99%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	0.10%
Before advisory/administration and other fee waivers[4,5]	(186.06)%[6]
Portfolio turnover rate	42%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 304.30% and (303.37)%, respectively.

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BlackRock

Prepared Portfolio 2035

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2035. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

51

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

52

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

53

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

54

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

55

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2035 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares

56

of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		282.31%
Service fees	0.25%
Other†	282.06%
Acquired fund (underlying fund) fees and expenses[1]		0.77%
Total annual fund operating expenses		283.33%
Fee waivers and expense reimbursements[2]		281.82%
Net expenses[2]		1.51%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$154	$686	$1,246	$2,771

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

57

Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2035

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment loss[2]	(0.01)
Net gain on investments (both realized and unrealized)	1.01
Total from investment operations	1.00
Net asset value at end of period	$11.00
Total return[3]	10.00%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$43
Ratios of expenses to average net assets
Net expenses[4,5]	0.86%
Total expenses[4,5]	179.46%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	(0.22)%
Before advisory/administration and other fee waivers[4,5]	(178.82)%[6]
Portfolio turnover rate	34%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 282.70% and (282.06)%, respectively.

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BlackRock

Prepared Portfolio 2040

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2040. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

60

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

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■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

64

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2040 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

65

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		260.43%
Service fees	0.25%
Other†	260.18%
Acquired fund (underlying fund) fees and expenses[1]		0.78%
Total annual fund operating expenses		261.46%
Fee waivers and expense reimbursements[2]		259.94%
Net expenses[2]		1.52%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$155	$689	$1,251	$2,781

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

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Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2040

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment loss[2]	(0.02)
Net gain on investments (both realized and unrealized)	1.16
Total from investment operations	1.14
Net asset value at end of period	$11.14
Total return[3]	11.40%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$25
Ratios of expenses to average net assets
Net expenses[4,5]	0.84%
Total expenses[4,5]	149.22%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	(0.35)%
Before advisory/administration and other fee waivers[4,5]	(148.73)%[6]
Portfolio turnover rate	36%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 260.79% and (260.30)%, respectively.

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BlackRock

Prepared Portfolio 2045

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2045. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

69

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

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■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

73

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2045 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

74

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		340.78%
Service fees	0.25%
Other†	340.53%
Acquired fund (underlying fund) fees and expenses[1]		0.97%
Total annual fund operating expenses		342.00%
Fee waivers and expense reimbursements[2]		340.29%
Net expenses[2]		1.71%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$174	$747	$1,346	$2,968

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2045

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment loss[2]	(0.02)
Net gain on investments (both realized and unrealized)	1.30
Total from investment operations	1.28
Net asset value at end of period	$11.28
Total return[3]	12.80%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$23
Ratios of expenses to average net assets
Net expenses[4,5]	0.86%
Total expenses[4,5]	224.16%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	(0.30)%
Before advisory/administration and other fee waivers[4,5]	(223.60)%[6]
Portfolio turnover rate	99%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 341.16% and (340.59)%, respectively.

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BlackRock

Prepared Portfolio 2050

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050.

The Portfolio's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2050. At the time the Portfolio reaches its target retirement date, the asset allocation of the Portfolio will become similar to that of the Income Portfolio. The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the Portfolio will merge into the Income Portfolio. At that time, the Portfolio's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the Portfolio. It is expected that shareholders of the Portfolio will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the Portfolio in advance of such merger.

The following table illustrates the Portfolio's current target allocation among asset classes:

Target Asset Allocation
Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may

78

determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)). The more a Portfolio allocates its assets to equity funds, the greater the expected risk.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

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■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest

82

or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented. The S&P 500 Index is the Portfolio's primary performance benchmark. The Portfolio also compares its performance to the Prepared Portfolio 2050 Composite Index (the Index), a customized weighted index. The Index is a hypothetical representation of the performance of the Portfolio's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the Portfolio's asset classes when calculating the Index: bonds — Lehman Brothers U.S. Aggregate Index, U.S. stocks — Russell 3000 Index and non-U.S. stocks — MSCI EAFE Index. As of January 31, 2008, the current allocations in the Index are: Lehman Brothers U.S. Aggregate Index (10.0%), Russell 3000 Index (72.0%) and MSCI EAFE Index (18.0%).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

83

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		332.31%
Service fees	0.25%
Other†	332.06%
Acquired fund (underlying fund) fees and expenses[1]		0.96%
Total annual fund operating expenses		333.52%
Fee waivers and expense reimbursements[2]		331.82%
Net expenses[2]		1.70%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$173	$744	$1,341	$2,958

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

84

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a R Share Outstanding Throughout the Period)

  Lifecycle 2050

Period Ended 10/31/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment loss[2]	(0.02)
Net gain on investments (both realized and unrealized)	1.21
Total from investment operations	1.19
Net asset value at end of period	$11.19
Total return[3]	11.90%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$22
Ratios of expenses to average net assets
Net expenses[4,5]	0.85%
Total expenses[4,5]	215.39%[6]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4,5]	(0.31)%
Before advisory/administration and other fee waivers[4,5]	(214.85)%[6]
Portfolio turnover rate	53%

1  Commenced operations on April 20, 2007.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Includes the Portfolio's share of the Master Portfolios' allocated expenses and/or net investment income.

6  Registration fees and expenses incurred by the Portfolio during the period ended April 30, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets and ratio of net investment loss to average net assets before advisory/administration and other fee waivers would be 332.68% and (332.14)%, respectively.

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Information About the

Underlying Funds

Risks of Underlying
Funds

By owning shares of underlying funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may include funds that invest in domestic and non-U.S. equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds.

No Guarantee that Investments Will Increase in Value

While the management team chooses stocks and fixed-income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style

Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Small Market Capitalization Companies

Some funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

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ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings,

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including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Rule 144A Securities

A fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

Real Estate-Related Securities

Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

Some of the funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate-related securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities

Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

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fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Mortgage-Related Securities Issued by Governmental Entities

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Inflation Indexed Bonds

The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Certain U.S. Federal Income Tax Consequences" in the SAI.

Municipal Securities

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that a fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also

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include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

Some funds may, from time to time, invest a large percentage of their assets in securities whose issuers are located in a single state.

These investments would make the funds more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

Some funds may invest their assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, a fund may invest a certain percentage of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

Investments in a Particular Market Segment

Health Sciences and Healthcare Companies

A fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. If a fund is

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concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology

A fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources

A fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be

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due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services

Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities a fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Utilities and Telecommunications

When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

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Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Emerging Markets

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American

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economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence

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in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

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The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

Russia

Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of

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interest or currency in the future or for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Leverage Risk

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Investments in Securities Prior to Their Date of Issue

A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is

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actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover

High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund's.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Description of Underlying Funds

The BlackRock Lifecycle Prepared Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the equity funds and the fixed income funds, (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolios invest (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies.

Equity Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.01%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $27 million and $7.7 billion as of December 31, 2007) or a similar index.

Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. In selecting securities, fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The Fund concentrates its non-U.S. exposure on established companies in developed countries.

BlackRock Equity Dividend Fund	0.76%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Focus Growth LLC	0.62%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 20 to 30 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as "aggressive growth companies"). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 20 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs").

BlackRock Focus Value Fund, Inc.	0.97%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund's exposure to the risks associated with that issuer.

BlackRock Fundamental Growth Fund, Inc.	0.85%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Health Sciences Opportunities Portfolio†	1.02%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences.

BlackRock Healthcare Fund, Inc.	1.28%	The fund seeks long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the fund seeks to invest in companies that it believes have good prospects for earnings growth. Under normal circumstances, the fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. While the fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The fund will normally maintain a global portfolio, investing in securities of companies located around the world. Although there are no limits on the percentage of assets the fund may invest in any particular country, fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the fund may invest in convertible securities and rights. The fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

Master Large Cap Core Portfolio	0.49%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Large Cap Growth Portfolio	0.56%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.

Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

BlackRock Capital Appreciation Portfolio	0.75%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

BlackRock Mid Cap Value Opportunities Fund	0.92%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Mid-Cap Growth Equity Portfolio	1.05%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $624 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team focuses on U.S. mid-capitalization emerging growth companies.

BlackRock Mid-Cap Value Equity Portfolio	0.95%††	The fund's investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $479 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Natural Resources Trust	0.82%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of "top down" and "bottom up" investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Commodity Strategies Trust	0.80%	The fund seeks positive long term total return. The fund seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations. The securities in which the fund may invest include, but are not limited to: (i) U.S. Government and U.S. Government agency securities; (ii) U.S. Government agency and non-agency mortgage-backed securities backed by loans secured by residential, multifamily and commercial properties including, but not limited to, pass-throughs, collateralized mortgage obligations, real estate mortgage investment conduits, small to medium sized businesses, project loans, construction loans, and adjustable rate mortgages; (iii) obligations of non-U.S. governments and supranational organizations; (iv) obligations of U.S. and non-U.S. corporations; (v) asset-backed securities; (vi) municipal bonds; and (vii) certain short-term investments and financing arrangements including time deposits, Eurodollar deposits, commercial paper, bankers' acceptances, and repurchase and reverse repurchase agreements collateralized by eligible investments. The fund may invest in non-dollar securities on a currency hedged or unhedged basis. The fund may use futures, options and/or swap agreements for purposes of managing duration, yield curve and sector risk and as a substitute for cash securities. The fund may purchase private placement or Rule 144A securities including issues in the corporate, mortgage and asset-backed sectors. The fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in hybrid instruments, including leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Assets not invested in commodity linked derivative instruments may be invested in short duration securities and other fixed income securities, as well as futures contracts and related options, swap agreements and forward contracts. In choosing investments, fund management seeks to provide exposure to various commodities and commodity sectors.

		The fund will allocate approximately 50% of its commodity exposure to the AIG Basis Excess Return Index (the "Basis Index") and 50% to the AIG Relative Strength Excess Return Index (the "Relative Strength Index"). The average portfolio duration of the fixed income portion of the fund's portfolio is expected to be between -2 and +2 years relative to the Dow Jones-AIG Total Return Commodity Index under normal market conditions. The fund's fixed income investments will be primarily in fixed rate and floating rate debt securities rated investment grade, but the fund may also invest in high yield securities.

BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small Cap Growth Equity Portfolio	0.82%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2007, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $47 million to $8.4 billion. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Master Small Cap Growth Portfolio	0.78%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, non-U.S. investments will represent 10% or less of the fund's assets.

BlackRock Small Cap Value Equity Portfolio††	0.86%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small/Mid-Cap Growth Portfolio	1.05%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $47 million and $20.6 billion as of December 31, 2007) or a similar index. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock U.S. Opportunities Portfolio	1.01%††	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $16 million and $20 billion as of December 31, 2007). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Utilities and Telecommunications Fund, Inc.	0.95%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund's objective. The fund may invest in securities of utilities companies throughout the world. Fund management, however, anticipates that the fund's investments will focus primarily on securities issued by utilities companies in the United States, and that the fund's investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund's investments will be in developed countries.

Master Value Opportunities Trust	0.96%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation—that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock All-Cap Global Resources Portfolio	0.93%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Developing Capital Markets Fund, Inc.	1.40%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free Index. There are no other limits on the geographic allocation of the fund's investments. The fund normally invests in securities from at least three different countries. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund may invest up to 20% of its assets in non-convertible debt securities.

BlackRock EuroFund	1.01%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund's assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund's assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Financial Services Fund, Inc.	1.42%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world, and there are no limits on the fund's ability to invest in any country or geographic region. The fund may invest in companies in emerging markets, including Russia, but the fund management anticipates that a substantially greater portion of the fund's investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar.

BlackRock Global Dynamic Equity Fund	1.02%	The fund's seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund's investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

BlackRock Global Growth Fund, Inc.	1.01%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations.The fund may invest in convertible securities, preferred stock and rights offerings.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Opportunities Portfolio	1.29%	The fund's investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

BlackRock Global Resources Portfolio	1.03%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Global Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global SmallCap Fund, Inc.	1.15%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund's investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock Technology Fund, Inc.	1.57%	The fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the investment adviser, derive a substantial portion of their income from products and services in technology related industries. Under normal circumstances, the fund will invest at least 80% of its assets in technology related securities. The fund invests in a global portfolio primarily consisting of equity securities of issuers that are expected to derive a substantial portion of their income from technology related industries. Fund management looks specifically for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth. In other words, the fund seeks to buy stocks that have a "growth" bias but that fund management believes are undervalued. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations, it is anticipated that the fund will invest most of its assets in the securities of issuers located in the United States, Japan and other Asia-Pacific countries, Western Europe and Israel. Under normal circumstances, the fund will invest in equity securities of technology related issuers from a number of different countries throughout the world, including the United States. The fund intends to invest primarily in common stocks. The fund may invest in companies of any size but emphasizes companies having large stock market capitalizations.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Fund	1.65%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of a number of different countries throughout the world. The fund chooses investments predominantly using a "bottom up" investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.

BlackRock International Opportunities Portfolio†††	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities.

BlackRock International Value Fund	1.01%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund's assets, Fund management follows a value investing style. This means that Fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers.

115

Fund Name	Estimated Expense Ratio		Investment Goal and Primary Investment Strategies
BlackRock Latin America Fund, Inc.	1.28%		The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes equity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund's investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund's investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund's investments will be denominated primarily in foreign currencies.

BlackRock Large Cap Core Plus Fund	3.28	%*	The Fund seeks long term capital growth. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. The Fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities representing up to 130% of its assets. The Fund will generally hold approximately 30% of its assets in short positions. The Fund will establish long and short positions primarily in common stock of large cap companies the Investment Adviser selects from among the Russell 1000® Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies included in the Fund's benchmark Russell 1000® Index.

116

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Pacific Fund, Inc.	0.85%	The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund's investments are not, however, limited by a company's market capitalization and the fund may invest in companies with any market capitalization.

Fixed Income Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.10%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed-income securities of any duration or maturity.

117

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio**	1.00%	In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33 1/3% of total assets less all liabilities and indebtedness other than borrowing.

118

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Enhanced Income Portfolio	0.31%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

BlackRock GNMA Portfolio	0.49%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

BlackRock Government Income Portfolio	0.59%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

119

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Income Fund	0.66%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments.The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.

BlackRock High Yield Bond Portfolio	0.60%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies.

120

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Inflation Protected Bond Portfolio	0.30%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

BlackRock Intermediate Bond Portfolio II	0.47%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock Intermediate Government Bond Portfolio	0.63%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

121

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Bond Portfolio	0.75%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

BlackRock Long Duration Bond Portfolio	0.40%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.

BlackRock Low Duration Bond Portfolio	0.40%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

122

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Managed Income Portfolio	0.68%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
■ at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")
■ invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency
■ and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

123

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Total Return Portfolio II	0.44%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

BlackRock World Income Fund, Inc.	1.04%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

124

Fund Name	Applicable Share Class and Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Strategic Portfolio I	0.14%	The fund's investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio's duration with a target of 0-8 years in the Portfolio. The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

BlackRock AMT-Free Municipal Bond Portfolio	0.45%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

125

Fund Name	Applicable Share Class and Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Municipal Fund	0.62%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody's), or if unrated, judged to be of comparable quality by the fund's investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund's net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

126

Fund Name	Applicable Share Class and Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Municipal Fund	0.73%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund's assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in high yield bonds.

BlackRock Municipal Insured Fund	0.47%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

127

Fund Name	Applicable Share Class and Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock National Municipal Fund	0.59%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund's investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that fund management believes are of comparable quality. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

128

Fund Name	Applicable Share Class and Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

†  The fund is currently closed to new investors and therefore the Portfolios may not invest in it. The fund may re-open in the future.

 ††  Effective February 1, 2007, BlackRock has contractually agreed to limit direct Portfolio expenses to this percentage of average daily net assets. This expense ratio may differ from the net expense ratio reflected in the most recent shareholder report.

†††  The fund is currently closed to new investors, but will re-open to new investors effective March 3, 2008. Depending on market conditions and other factors, the fund may be closed again in the future.

  *  This fund was opened to new investors on December 18, 2007. This expense ratio is an estimated ratio, including offering costs.

  **  This fund is expected to commence operations in February 2008. This expense ratio is an estimated ratio, including offering costs.

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Important Definitions

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for the underlying BlackRock funds is BlackRock Advisors, LLC.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Distribution Fees: Fees paid to a fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities: Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the fund management team to be

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undervalued by the market as measured by certain financial formulas.

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

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Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

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About Your Investment

Buying Shares

R  Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a Portfolio and the underlying funds may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of each of the Portfolios is based on its NAV. The NAV for each Portfolio is calculated based on the NAVs of the underlying funds in which it invests. Each Portfolio's (and underlying fund's) assets that are individual securities are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open

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for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's NAV. As a result, a Portfolio's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum
Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any Portfolio at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of 0.25% per year of the

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average daily net asset value of each Portfolio attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of R Shares of a Portfolio. All R Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Portfolio's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account

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serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the

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NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the Portfolios' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Portfolios' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Portfolios' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

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Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as "market timing." The Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading.

Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Portfolio and its shareholders. For example, large flows of cash into and out of a Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio's investment goal. Frequent trading may cause a Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Portfolio's performance.

A Portfolio or underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for Portfolios or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to a Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies,

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such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's

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agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The Lifecycle Prepared Portfolios are not subject to a redemption fee.

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often

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because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a Portfolio or long-term shareholders.

The Fund's Rights

The Fund may:
■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

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■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any Portfolio at any time if the net asset value of the account in such Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolios' investment advisory contract is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the Portfolios is presented in the appropriate Portfolio section.

As discussed above, BlackRock has agreed contractually to cap each Portfolio's direct net expenses (excluding (i) interest, taxes,

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brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Portfolio as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Portfolio's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, if any) at the levels shown in each Portfolio's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Portfolios. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage

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in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolios directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolios. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolios and may result in an Affiliate having positions that are adverse to those of the Portfolios. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolios. As a result, an Affiliate may compete with the Portfolios for appropriate investment opportunities. The results of the Portfolios' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolios could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolios may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolios. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. The Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolios may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolios also may invest in securities of

146

companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios, and may receive compensation for such services. The Portfolios may also make brokerage and other payments to Affiliates in connection with the Portfolios' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolios, including a fee based on the returns earned on the Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Portfolios may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Portfolio will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Portfolio at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a Portfolio shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

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Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a Portfolio with respect to certain qualifying dividends received by the Portfolio from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic

148

changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II, c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

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Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock
1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory

150

requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolios' investments. The annual report describes the Portfolios' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolios' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

LC-PREP-R 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Prepared Portfolios

Institutional Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	Overview	1

	THE BLACKROCK PREPARED PORTFOLIOS

	Conservative Prepared Portfolio	4

	Moderate Prepared Portfolio	13

	Growth Prepared Portfolio	22

	Aggressive Growth Prepared Portfolio	31

Information About the Underlying Funds	Risks of Underlying Funds	40

	Description of Underlying Funds	56

	Important Definitions	82

About Your Investment	How to Buy/Sell Shares	86

	Dividends/Distributions/Taxes	99

The portfolios included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the portfolios became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each portfolio's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the portfolio was part of the Former Trust, and references to the Fund or a portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the portfolios as part of the Former Trust, respectively.

Overview of the

BlackRock Prepared

Portfolios

This Prospectus describes the four Prepared Portfolios (the Portfolios) of BlackRock Funds II (the Fund): Conservative, Moderate, Growth, and Aggressive Growth. Each of the Portfolios is a "fund of funds," meaning that each seeks to obtain its investment goal by investing the majority of its assets in other BlackRock mutual funds, called the "underlying funds."

The Portfolios are intended to provide distinct investment programs to meet the different investment goals, time horizons and risk tolerances of a range of investors. Each of the Portfolios is created by BlackRock Advisors, LLC (BlackRock), the Portfolios' investment adviser, in a two step process.

The first step is the development of a target asset allocation for each Portfolio. In general, each Portfolio invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment goal of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment goal of current income, including domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments.

The following table illustrates each Portfolio's target allocation among asset classes:

	Target Allocation of Underlying Funds
	Fixed Income Funds	Equity Funds
Conservative	60%	40%
Moderate	40%	60%
Growth	20%	80%
Aggressive Growth	0%	100%

1

In general, a greater percentage of equity funds in a Portfolio results in higher overall price volatility. Investors should select carefully the Portfolio that is most appropriate for their goals and risk tolerance.

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Portfolio. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors.

The final asset allocation targets are established by the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group based on their assessment of what mix of general risk and return characteristics will allow each Portfolio to achieve its investment goal. The portfolio managers, the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group meet regularly to assess market conditions, review the asset allocation targets of the Portfolios, and determine whether any changes are required.

Although the asset allocation targets listed for each Portfolio are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Portfolio based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. For example, the proportion of equity funds in the Moderate Portfolio will generally range from a low of 50% to a high of 70%, relative to the long term target of 60%. However, BlackRock may utilize larger adjustments if warranted by unusual market conditions.

BlackRock regularly monitors the allocations of the Portfolios to ensure that they adhere over time to the target allocations. The Portfolios may be brought back to their target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

The second step in the creation of each Portfolio is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Portfolio are considered when selecting underlying funds. The specific underlying funds selected for each

2

Portfolio are determined at BlackRock's discretion and may change as deemed appropriate to allow the Portfolios to meet their investment goals. See "Description of Underlying Funds" for a complete list of the underlying funds, their classification into equity or fixed income funds and a brief description of their investment goals and primary investment strategies.

Because each of the Portfolios invests principally in shares of underlying funds, each is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Portfolios, this risk is reduced because the underlying funds are themselves generally diversified.

The Prospectus is organized so that each Portfolio has its own short section. Simply turn to the section for any particular Portfolio to read about important Portfolio facts. Also included are sections that tell you about the underlying funds the Portfolios invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolios and your rights as a shareholder. These sections apply to all the Portfolios.

3

BlackRock

Conservative Prepared Portfolio

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 40%/60%, the Portfolio may have an equity/fixed income allocation that ranges from 50%/50% to 30%/70%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

4

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as

5

the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)), and equity securities, including non-U.S. securities.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a

6

security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an

7

underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Institutional Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio.

8

The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index® (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Conservative Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Conservative Prepared
Return Before Taxes	8.18%	8.27%	12/21/06
Return After Taxes on Distributions	7.28%	7.39%
Return After Taxes on Distributions and Sale of Shares	5.50%	6.60%
Lehman Brothers U.S. Aggregate Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index® (8%)	6.86%	6.44%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional

9

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	15.06%
Acquired fund (underlying fund) fees and expenses[1]	0.60%
Total annual fund operating expenses	15.66%
Fee waivers and expense reimbursements[2]	14.93%
Net expenses[2]	0.73%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.13% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.13% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$75	$447	$845	$1,958

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over

10

40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

11

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout The Period)

  Conservative Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.23
Net gain on investments (both realized and unrealized)	0.51
Total from investment operations	0.74
Net asset value at end of period	$10.74
Total return[3]	7.40%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$378
Ratios of expenses to average net assets
Net expenses[4]	0.13%
Total expenses[4]	15.06%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4]	2.88%
Before advisory/administration and other fee waivers[4]	(12.05)%
Portfolio turnover rate	9%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

12

BlackRock

Moderate Prepared Portfolio

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Portfolio may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

13

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that

14

they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities

15

may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and

16

the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Institutional Shares. The information shows

17

you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index® (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Moderate Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Moderate Prepared
Return Before Taxes	9.71%	9.98%	12/21/06
Return After Taxes on Distributions	8.71%	8.99%
Return After Taxes on Distributions and Sale of Shares	6.58%	8.03%
Lehman Brothers U.S. Aggregate Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index® (12%)	6.74%	6.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

18

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	3.33%
Acquired fund (underlying fund) fees and expenses[1]	0.72%
Total annual fund operating expenses	4.05%
Fee waivers and expense reimbursements[2]	3.24%
Net expenses[2]	0.81%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.09% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.09% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$83	$472	$887	$2,044

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

19

managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

20

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout The Period)

  Moderate Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.17
Net gain on investments (both realized and unrealized)	0.85
Total from investment operations	1.02
Net asset value at end of period	$11.02
Total return[3]	10.20%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$1,702
Ratios of expenses to average net assets
Net expenses[4]	0.09%
Total expenses[4]	3.33%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4]	2.06%
Before advisory/administration and other fee waivers[4]	(1.18)%
Portfolio turnover rate	11%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

21

BlackRock

Growth Prepared Portfolio

Investment Goal

The Portfolio seeks long term capital appreciation. Current income is also a consideration.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 80%/20%, the Portfolio may have an equity/fixed income allocation that ranges from 90%/10% to 70%/30%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

22

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that

23

they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price

24

movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a

25

corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Institutional Shares. The information shows you how the Portfolio's performance has varied year by year and

26

provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index® (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Growth Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Growth Prepared
Return Before Taxes	11.79%	12.21%	12/21/06
Return After Taxes on Distributions	10.40%	10.86%
Return After Taxes on Distributions and Sale of Shares	8.08%	9.79%
Lehman Brothers U.S. Aggregate Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index® (16%)	6.58%	6.46%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

27

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	1.80%
Acquired fund (underlying fund) fees and expenses[1]	0.82%
Total annual fund operating expenses	2.62%
Fee waivers and expense reimbursements[2]	1.73%
Net expenses[2]	0.89%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.07% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.07% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$91	$497	$928	$2,130

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and

28

managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

29

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout The Period)

  Growth Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.10
Net gain on investments (both realized and unrealized)	1.22
Total from investment operations	1.32
Net asset value at end of period	$11.32
Total return[3]	13.20%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$9,179
Ratios of expenses to average net assets
Net expenses[4]	0.07%
Total expenses[4]	1.80%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4]	1.17%
Before advisory/administration and other fee waivers[4]	(0.56)%
Portfolio turnover rate	0%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

30

BlackRock

Aggressive Growth Prepared Portfolio

Investment Goal

The Portfolio seeks long term capital appreciation. Current income is not a consideration.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target allocation of 100% of assets to equity funds, the Portfolio may have an equity/fixed income allocation ranging to 90%/10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

31

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that

32

they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities. The Portfolio may also invest in underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in their equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price

33

movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and

34

credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Institutional Shares. The information shows

35

you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index® (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Aggressive Growth Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Aggressive Growth Prepared
Return Before Taxes	13.08%	13.59%	12/21/06
Return After Taxes on Distributions	12.17%	12.69%
Return After Taxes on Distributions and Sale of Shares	9.18%	11.33%
Russell 3000® Index (80%) and MSCI EAFE Index® (20%)	6.36%	6.40%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

36

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees	– –%
Other expenses†	2.80%
Acquired fund (underlying fund) fees and expenses[1]	0.90%
Total annual fund operating expenses	3.70%
Fee waivers and expense reimbursements[2]	2.71%
Net expenses[2]	0.99%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.09% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.09% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$528	$980	$2,236

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

37

strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

38

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout The Period)

  Aggressive Growth Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.01
Net gain on investments (both realized and unrealized)	1.54
Total from investment operations	1.55
Net asset value at end of period	$11.55
Total return[3]	15.50%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$4,346
Ratios of expenses to average net assets
Net expenses[4]	0.09%
Total expenses[4]	2.80%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4]	0.14%
Before advisory/administration and other fee waivers[4]	(2.57)%
Portfolio turnover rate	7%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

39

Information About the

Underlying Funds

Risks of Underlying
Funds

By owning shares of underlying funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may include funds that invest in domestic and non-U.S. equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds.

No Guarantee that Investments Will Increase in Value

While the management team chooses stocks and fixed-income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style

Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Small Market Capitalization Companies

Some funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have

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fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments

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regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Rule 144A Securities

A fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

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Real Estate-Related Securities

Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

Some of the funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate-related securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities

Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of

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rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Mortgage-Related Securities Issued by Governmental Entities

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Inflation Indexed Bonds

The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

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Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Certain U.S. Federal Income Tax Consequences" in the SAI.

Municipal Securities

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that a fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

Some funds may, from time to time, invest a large percentage of their assets in securities whose issuers are located in a single state.

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These investments would make the funds more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

Some funds may invest their assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, a fund may invest a certain percentage of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

Investments in a Particular Market Segment

Health Sciences and Healthcare Companies

A fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. If a fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation

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and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology

A fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources

A fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

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Financial Services

Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities a fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Utilities and Telecommunications

When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated

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and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Emerging Markets

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund

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shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

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Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

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Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

Russia

Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency

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at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Leverage Risk

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage.

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The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Investments in Securities Prior to Their Date of Issue

A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover

High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the

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securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund's.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Description of Underlying Funds

The BlackRock Prepared Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the equity funds and the fixed income funds, (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolios invest (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies.

Equity Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.01%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $27 million and $7.7 billion as of December 31, 2007) or a similar index.

Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. In selecting securities, fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The Fund concentrates its non-U.S. exposure on established companies in developed countries.

BlackRock Equity Dividend Fund	0.76%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Focus Growth LLC	0.62%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 20 to 30 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as "aggressive growth companies"). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 20 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs").

BlackRock Focus Value Fund, Inc.	0.97%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund's exposure to the risks associated with that issuer.

BlackRock Fundamental Growth Fund, Inc.	0.85%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The Fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Health Sciences Opportunities Portfolio†	1.02%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences.

BlackRock Healthcare Fund, Inc.	1.28%	The fund seeks long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the fund seeks to invest in companies that it believes have good prospects for earnings growth. Under normal circumstances, the fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. While the fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The fund will normally maintain a global portfolio, investing in securities of companies located around the world. Although there are no limits on the percentage of assets the fund may invest in any particular country, fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the fund may invest in convertible securities and rights. The fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

Master Large Cap Core Portfolio	0.49%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Large Cap Growth Portfolio	0.56%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.

Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

BlackRock Capital Appreciation Portfolio	0.75%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

BlackRock Mid Cap Value Opportunities Fund	0.92%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Mid-Cap Growth Equity Portfolio	1.05%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $624 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team focuses on U.S. mid-capitalization emerging growth companies.

BlackRock Mid-Cap Value Equity Portfolio	0.95%††	The fund's investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $479 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Natural Resources Trust	0.82%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of "top down" and "bottom up" investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Commodity Strategies Trust	0.80%	The fund seeks positive long term total return. The fund seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations. The securities in which the fund may invest include, but are not limited to: (i) U.S. Government and U.S. Government agency securities; (ii) U.S. Government agency and non-agency mortgage-backed securities backed by loans secured by residential, multifamily and commercial properties including, but not limited to, pass-throughs, collateralized mortgage obligations, real estate mortgage investment conduits, small to medium sized businesses, project loans, construction loans, and adjustable rate mortgages; (iii) obligations of non-U.S. governments and supranational organizations; (iv) obligations of U.S. and non-U.S. corporations; (v) asset-backed securities; (vi) municipal bonds; and (vii) certain short-term investments and financing arrangements including time deposits, Eurodollar deposits, commercial paper, bankers' acceptances, and repurchase and reverse repurchase agreements collateralized by eligible investments. The fund may invest in non-dollar securities on a currency hedged or unhedged basis. The fund may use futures, options and/or swap agreements for purposes of managing duration, yield curve and sector risk and as a substitute for cash securities. The fund may purchase private placement or Rule 144A securities including issues in the corporate, mortgage and asset-backed sectors. The fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in hybrid instruments, including leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Assets not invested in commodity linked derivative instruments may be invested in short duration securities and other fixed income securities, as well as futures contracts and related options, swap agreements and forward contracts. In choosing investments, fund management seeks to provide exposure to various commodities and commodity sectors.

		The fund will allocate approximately 50% of its commodity exposure to the AIG Basis Excess Return Index (the "Basis Index") and 50% to the AIG Relative Strength Excess Return Index (the "Relative Strength Index"). The average portfolio duration of the fixed income portion of the fund's portfolio is expected to be between -2 and +2 years relative to the Dow Jones-AIG Total Return Commodity Index under normal market conditions. The fund's fixed income investments will be primarily in fixed rate and floating rate debt securities rated investment grade, but the fund may also invest in high yield securities.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small Cap Growth Equity Portfolio	0.82%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2007, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $47 million to $8.4 billion. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Master Small Cap Growth Portfolio	0.78%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, non-U.S. investments will represent 10% or less of the fund's assets.

BlackRock Small Cap Value Equity Portfolio††	0.86%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small/Mid-Cap Growth Portfolio	1.05%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $47 million and $20.6 billion as of December 31, 2007) or a similar index. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock U.S. Opportunities Portfolio	1.01%††	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $16 million and $20 billion as of December 31, 2007). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Utilities and Telecommunications Fund, Inc.	0.95%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund's objective. The fund may invest in securities on utilities companies throughout the world. Fund management, however, anticipates that the fund's investments will focus primarily on securities issued by utilities companies in the United States, and that the fund's investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund's investments will be in developed countries.

Master Value Opportunities Trust	0.96%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation—that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock All-Cap Global Resources Portfolio	0.93%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Developing Capital Markets Fund, Inc.	1.40%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free Index. There are no other limits on the geographic allocation of the fund's investments. The fund normally invests in securities from at least three different countries. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund may invest up to 20% of its assets in non-convertible debt securities.

BlackRock EuroFund	1.01%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund's assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund's assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Financial Services Fund, Inc.	1.42%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world, and there are no limits on the fund's ability to invest in any country or geographic region. The fund may invest in companies in emerging markets, including Russia, but the fund management anticipates that a substantially greater portion of the fund's investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar.

BlackRock Global Dynamic Equity Fund	1.02%	The fund's seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund's investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

BlackRock Global Growth Fund, Inc.	1.01%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations. The fund may invest in convertible securities, preferred stock and rights offerings.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Opportunities Portfolio	1.29%	The fund's investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

BlackRock Global Resources Portfolio	1.03%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Global Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global SmallCap Fund, Inc.	1.15%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund's investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock Technology Fund, Inc.	1.57%	The fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the investment adviser, derive a substantial portion of their income from products and services in technology related industries. Under normal circumstances, the fund will invest at least 80% of its assets in technology related securities. The fund invests in a global portfolio primarily consisting of equity securities of issuers that are expected to derive a substantial portion of their income from technology related industries. Fund management looks specifically for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth. In other words, the fund seeks to buy stocks that have a "growth" bias but that fund management believes are undervalued. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations, it is anticipated that the fund will invest most of its assets in the securities of issuers located in the United States, Japan and other Asia-Pacific countries, Western Europe and Israel. Under normal circumstances, the fund will invest in equity securities of technology related issuers from a number of different countries throughout the world, including the United States. The fund intends to invest primarily in common stocks. The fund may invest in companies of any size but emphasizes companies having large stock market capitalizations.

BlackRock International Fund	1.65%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of a number of different countries throughout the world. The fund chooses investments predominantly using a "bottom up" investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Opportunities Portfolio†††	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities.

BlackRock International Value Fund	1.01%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund's assets, Fund management follows a value investing style. This means that Fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers.

BlackRock Latin America Fund, Inc.	1.28%	The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes zequity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund's investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund's investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund's investments will be denominated primarily in foreign currencies.

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Fund Name	Estimated Expense Ratio		Investment Goal and Primary Investment Strategies
BlackRock Large Cap Core Plus Fund	3.28	%*	The Fund seeks long term capital growth. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. The Fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities representing up to 130% of its assets. The Fund will generally hold approximately 30% of its assets in short positions. The Fund will establish long and short positions primarily in common stock of large cap companies the Investment Adviser selects from among the Russell 1000® Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies included in the Fund's benchmark Russell 1000® Index.

BlackRock Pacific Fund, Inc.	0.85%		The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund's investments are not, however, limited by a company's market capitalization and the fund may invest in companies with any market capitalization.

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Fixed Income Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.10%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed- income securities of any duration or maturity.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio**	1.00%	In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33 1/3% of total assets less all liabilities and indebtedness other than borrowing.

BlackRock Enhanced Income Portfolio	0.31%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock GNMA Portfolio	0.49%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

BlackRock Government Income Portfolio	0.59%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock High Income Fund	0.66%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Bond Portfolio	0.60%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies.

BlackRock Inflation Protected Bond Portfolio	0.30%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

BlackRock Intermediate Bond Portfolio II	0.47%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Government Bond Portfolio	0.63%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock International Bond Portfolio	0.75%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

BlackRock Long Duration Bond Portfolio	0.40%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Low Duration Bond Portfolio	0.40%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock Managed Income Portfolio	0.68%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
■ at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")
■ invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency
■ and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Total Return Portfolio II	0.44%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

BlackRock World Income Fund, Inc.	1.04%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Strategic Portfolio I	0.14%	The fund's investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio's duration with a target of 0-8 years in the Portfolio. The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

BlackRock AMT-Free Municipal Bond Portfolio	0.45%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Municipal Fund	0.62%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody's), or if unrated, judged to be of comparable quality by the fund's investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund's net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Municipal Fund	0.73%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund's assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in high yield bonds.

BlackRock Municipal Insured Fund	0.47%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock National Municipal Fund	0.59%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund's investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that fund management believes are of comparable quality. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

†  The fund is currently closed to new investors and therefore the Portfolios may not invest in it. The fund may re-open in the future.

††  Effective February 1, 2007, BlackRock has contractually agreed to limit direct Portfolio expenses to this percentage of average daily net assets. This expense ratio may differ from the net expense ratio reflected in the most recent shareholder report.

†††  The fund is currently closed to new investors, but will re-open to new investors effective March 3, 2008. Depending on market conditions and other factors, the fund may be closed again in the future.

*  This fund was opened to new investors on December 18, 2007. This expense ratio is an estimated ratio, including offering costs.

**  This fund is expected to commence operations in February 2008. This expense ratio is an estimated ratio, including offering costs.

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Important Definitions

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for the underlying BlackRock funds is BlackRock Advisors, LLC.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Distribution Fees: Fees paid to a fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities: Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the fund management team to be

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undervalued by the market as measured by certain financial formulas.

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

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Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■  Institutional and individual investors with a minimum investment of $2 million

■  Certain qualified employee benefit plans

■  Investors in selected fee-based programs

■  Registered investment advisers with a minimum investment of $250,000

■  Trust departments of PNC Bank and Merrill Lynch Bank & Trust Company FSB and their affiliates on behalf of clients for whom they

■  act in a fiduciary capacity (excluding participant-directed employee benefit plans)

■  otherwise have investment discretion or

■  act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund's distributor

■  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of a Portfolio may make additional purchases of Institutional Shares of that Portfolio except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

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Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a Portfolio and the underlying funds may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of each of the Portfolios is based on its NAV. The NAV for each Portfolio is calculated based on the NAVs of the underlying funds in which it invests. Each Portfolio's (and underlying fund's) assets that are individual securities are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method

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used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's NAV. As a result, a Portfolio's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolio. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■  $2 million for institutions and individuals

■  $250,000 for registered investment advisers

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The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans, as set forth in the "Buying Shares" section. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any Portfolio at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including The PNC Financial Services Group, Inc., Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder

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services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Portfolios' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Portfolios' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Portfolios' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of

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the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic market changes telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Portfolio and its shareholders. For example, large flows of cash into and out of a Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio's investment goal. Frequent trading may cause a Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Portfolio's performance.

A Portfolio or underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a

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delay between the change in value of the Portfolio's securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for Portfolios or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to a Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however,

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include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being

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redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The Prepared Portfolios are not subject to a redemption fee.

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a

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shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a Portfolio or long-term shareholders.

The Fund's
Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any Portfolio at any time if the net asset value of the account in such Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also

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receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolios' investment advisory contract is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the Portfolios is presented in the appropriate Portfolio section.

As stated above, BlackRock has agreed contractually to cap each Portfolio's direct net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Portfolio as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Portfolio's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, if any) at the levels shown in each Portfolio's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

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If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Portfolios. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolios directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as

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the Portfolios. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolios and may result in an Affiliate having positions that are adverse to those of the Portfolios. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolios. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the Portfolios' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolios could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolios may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolios. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. The Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolios may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolios also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios, and may receive compensation for such services. The Portfolios may also make brokerage and other payments to Affiliates in connection with the Portfolios' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Portfolios to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolios, including a fee based on the returns earned on the Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or

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more Affiliates may be among the entities to which the Portfolios may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Portfolios will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Portfolio at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a Portfolio shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

99

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a Portfolio with respect to certain qualifying dividends received by the Portfolio from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and BlackRock fund that are open to new investors, unless you have a current account in a BlackRock fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized.

See "Taxation of Distributions." Please consult your tax or other financial adviser before making an exchange request.

100

Exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above.

Investors who currently own Institutional Shares of a Portfolio may make exchanges into Institutional Shares of other BlackRock funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

101

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory

102

requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolios' investments. The annual report describes the Portfolios' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolios' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PREP-PR-INST 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Prepared Portfolios

Investor Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	Overview	1

	THE BLACKROCK PREPARED PORTFOLIOS

	Conservative Prepared Portfolio	4

	Moderate Prepared Portfolio	14

	Growth Prepared Portfolio	24

	Aggressive Growth Prepared Portfolio	34

Information About the Underlying Funds	Risks of Underlying Funds	44

	Description of Underlying Funds	60

	Important Definitions	86

About Your Investment	How to Buy/Sell Shares	90

	Dividends/Distributions/Taxes	111

	Services for Shareholders	113

The portfolios included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the portfolios became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each portfolio's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the portfolio was part of the Former Trust, and references to the Fund or a portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the portfolios as part of the Former Trust, respectively.

Overview of the
BlackRock Prepared

Portfolios

This Prospectus describes the four Prepared Portfolios (the Portfolios) of BlackRock Funds II (the Fund): Conservative, Moderate, Growth, and Aggressive Growth. Each of the Portfolios is a "fund of funds," meaning that each seeks to obtain its investment goal by investing the majority of its assets in other BlackRock mutual funds, called the "underlying funds."

The Portfolios are intended to provide distinct investment programs to meet the different investment goals, time horizons and risk tolerances of a range of investors. Each of the Portfolios is created by BlackRock Advisors, LLC (BlackRock), the Portfolios' investment adviser, in a two step process.

The first step is the development of a target asset allocation for each Portfolio. In general, each Portfolio invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment goal of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment goal of current income, including domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. The following table illustrates each Portfolio's target allocation among asset classes:

	Target Allocation of Underlying Funds
	Fixed Income Funds	Equity Funds
Conservative	60%	40%
Moderate	40%	60%
Growth	20%	80%
Aggressive Growth	0%	100%

In general, a greater percentage of equity funds in a Portfolio results in higher overall price volatility. Investors should select carefully the Portfolio that is most appropriate for their goals and risk tolerance.

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Portfolio. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and

1

small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors.

The final asset allocation targets are established by the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group based on their assessment of what mix of general risk and return characteristics will allow each Portfolio to achieve its investment goal. The portfolio managers, the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group meet regularly to assess market conditions, review the asset allocation targets of the Portfolios, and determine whether any changes are required.

Although the asset allocation targets listed for each Portfolio are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Portfolio based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio. In general, the adjustments will be limited to ±10% relative to the target allocations. For example, the proportion of equity funds in the Moderate Portfolio will generally range from a low of 50% to a high of 70%, relative to the long term target of 60%. However, BlackRock may utilize larger adjustments if warranted by unusual market conditions.

BlackRock regularly monitors the allocations of the Portfolios to ensure that they adhere over time to the target allocations. The Portfolios may be brought back to their target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

The second step in the creation of each Portfolio is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Portfolio are considered when selecting underlying funds. The specific underlying funds selected for each Portfolio are determined at BlackRock's discretion and may change as deemed appropriate to allow the Portfolios to meet their investment goals. See "Description of Underlying Funds" for a complete list of the underlying funds, their classification into equity or fixed income funds and a brief description of their investment goals and primary investment strategies.

2

Because each of the Portfolios invests principally in shares of underlying funds, each is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Portfolios, this risk is reduced because the underlying funds are themselves generally diversified.

The Prospectus is organized so that each Portfolio has its own short section. Simply turn to the section for any particular Portfolio to read about important Portfolio facts. Also included are sections that tell you about the underlying funds the Portfolios invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolios and your rights as a shareholder. These sections apply to all the Portfolios.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

3

BlackRock

Conservative Prepared Portfolio

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 40%/60%, the Portfolio may have an equity/fixed income allocation that ranges from 50%/50% to 30%/70%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

4

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the

5

same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)) and equity securities, including non-U.S. securities.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks

6

include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

7

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

8

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Investor A Shares (in the chart) and for Investor A and C Shares (in the table). The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index® (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Conservative Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Conservative Prepared; Inv A
Return Before Taxes	2.23%	2.55%	12/21/06
Return After Taxes on Distributions	1.42%	1.76%
Return After Taxes on Distributions and Sale of Shares	1.62%	1.78%
Conservative Prepared; Inv C
Return Before Taxes	6.11%	7.23%
Lehman Brothers U.S. Aggregate Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index® (8%)	6.86%	6.44%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

9

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A and C Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	1.00%**

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	C Shares
Advisory fees	– –%	– –%
Distribution (12b-1) fees	– –%	0.75%
Other expenses†	4.95%	3.21%
Service fees	0.25%	0.25%
Other†	4.70%	2.96%
Acquired fund (underlying fund) fees and expenses[1]	0.60%	0.60%
Total annual fund operating expenses	5.55%	4.56%
Fee waivers and expense reimbursements[2]	4.42%	2.71%
Net expenses[2]	1.13%	1.85%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  There is no CDSC on C Shares after one year.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.53% (for Investor A Shares) and 2.25% (for Investor C Shares) (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.53% (for Investor A Shares) and 1.25% (for Investor C Shares) (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A and C Shares are estimated to be 0.44% and 1.18% respectively (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

10

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$634	$1,066	$1,522	$2,783
C Shares**
Redemption	$288	$789	$1,415	$3,104
C Shares
No Redemption	$188	$789	$1,415	$3,104

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

This Prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other option (Investor C Shares) has no front-end charges but has higher on-going fees, which are paid over the life of the investment, and has a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than C Shares.

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team

11

includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A or C Share Outstanding Throughout The Period)

Conservative Prepared Portfolio

	INVESTOR A SHARES	INVESTOR C SHARES
	Period Ended 9/30/07[1]	Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00	$10.00
Income from investment operations
Net investment income[2]	0.20	0.15
Net gain on investments (both realized and unrealized)	0.52	0.51
Total from investment operations	0.72	0.66
Net asset value at end of period	$10.72	$10.66
Total return[3]	7.20%[4]	6.60%[5]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$1,646	$11,051
Ratios of expenses to average net assets
Net expenses[6]	0.44%	1.18%
Total expenses[6]	4.95%	3.96%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[6]	2.53%	1.91%
Before advisory/administration and other fee waivers[6]	(1.98)%	(0.87)%
Portfolio turnover rate	9%	9%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return

5  Contingent deferred sales load not reflected in total return

6  Annualized.

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BlackRock

Moderate Prepared Portfolio

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Portfolio may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

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The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the

15

same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities

16

or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's

17

evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

18

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Investor A Shares (in the chart) and for Investor A and C Shares (in the table). The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index® (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

Moderate Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Moderate Prepared; Inv A
Return Before Taxes	3.59%	4.06%	12/21/06
Return After Taxes on Distributions	2.68%	3.17%
Return After Taxes on Distributions and Sale of Shares	2.58%	3.05%
Moderate Prepared; Inv C
Return Before Taxes	7.51%	8.80%
Lehman Brothers U.S. Aggregate Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index® (12%)	6.74%	6.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A and C Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	1.00%**

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

	A Shares	C Shares
Advisory fees	– –%	– –%
Distribution (12b-1) fees	– –%	0.75%
Other expenses†	2.01%	1.53%
Service fees	0.25%	0.25%
Other†	1.76%	1.28%
Acquired fund (underlying fund) fees and expenses[1]	0.72%	0.72%
Total annual fund operating expenses	2.73%	3.00%
Fee waivers and expense reimbursements[2]	1.50%	1.04%
Net expenses[2]	1.23%	1.96%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  There is no CDSC on C Shares after one year.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.51% (for Investor A Shares) and 2.24% (for Investor C Shares) (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.51% (for Investor A Shares) and 1.24% (for Investor C Shares) (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A and C Shares are estimated to be 0.41% and 1.15%, respectively (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

20

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$644	$1,095	$1,572	$2,884
C Shares**
Redemption	$299	$821	$1,470	$3,209
C Shares
No Redemption	$199	$821	$1,470	$3,209

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

This Prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other option (Investor C Shares) has no front-end charges but has higher on-going fees, which are paid over the life of the investment, and has a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than C Shares.

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team

21

includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

22

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A or C Share Outstanding Throughout The Period)

Moderate Prepared Portfolio

	INVESTOR A SHARES	INVESTOR C SHARES
	Period Ended 9/30/07[1]	Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00	$10.00
Income from investment operations
Net investment income[2]	0.14	0.08
Net gain on investments (both realized and unrealized)	0.86	0.85
Total from investment operations	1.00	0.93
Net asset value at end of period	$11.00	$10.93
Total return[3]	10.00%[4]	9.30%[5]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$6,382	$29,971
Ratios of expenses to average net assets
Net expenses[6]	0.41%	1.15%
Total expenses[6]	2.01%	2.28%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[6]	1.73%	1.01%
Before advisory/administration and other fee waivers[6]	0.13%	(0.12)%
Portfolio turnover rate	11%	11%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return

5  Contingent deferred sales load not reflected in total return

6  Annualized.

23

BlackRock

Growth Prepared Portfolio

Investment Goal

The Portfolio seeks long term capital appreciation. Current income is also a consideration.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 80%/20%, the Portfolio may have an equity/fixed income allocation that ranges from 90%/10% to 70%/30%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

24

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that

25

they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and

26

more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the

27

financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

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For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Investor A Shares (in the chart) and for Investor A and C Shares (in the table). The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index® (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

Growth Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Growth Prepared; Inv A
Return Before Taxes	5.54%	6.16%	12/21/06
Return After Taxes on Distributions	4.28%	4.93%
Return After Taxes on Distributions and Sale of Shares	3.98%	4.70%
Growth Prepared; Inv C
Return Before Taxes	9.55%	11.00%
Lehman Brothers U.S. Aggregate Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index® (16%)	6.58%	6.46%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A and C Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	1.00%**

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

	A Shares	C Shares
Advisory fees	– –%	– –%
Distribution (12b-1) fees	– –%	0.75%
Other expenses†	1.69%	1.46%
Service fees	0.25%	0.25%
Other†	1.44%	1.21%
Acquired fund (underlying fund) fees and expenses[1]	0.82%	0.82%
Total annual fund operating expenses	2.51%	3.03%
Fee waivers and expense reimbursements[2]	1.24%	1.04%
Net expenses[2]	1.27%	1.99%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  There is no CDSC on C Shares after one year.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.45% (for Investor A Shares) and 2.17% (for Investor C Shares) (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.45% (for Investor A Shares) and 1.17% (for Investor C Shares) (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A and C Shares are estimated to be 0.38% and 1.11%, respectively (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

30

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$648	$1,106	$1,590	$2,920
C Shares**
Redemption	$302	$830	$1,484	$3,238
C Shares
No Redemption	$202	$830	$1,484	$3,238

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

This Prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other option (Investor C Shares) has no front-end charges but has higher on-going fees, which are paid over the life of the investment, and has a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than C Shares.

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts,

31

economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A or C Share Outstanding Throughout The Period)

Growth Prepared Portfolio

	INVESTOR A SHARES	INVESTOR C SHARES
	Period Ended 9/30/07[1]	Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00	$10.00
Income from investment operations
Net investment income[2]	0.07	0.01
Net gain on investments (both realized and unrealized)	1.22	1.22
Total from investment operations	1.29	1.23
Net asset value at end of period	$11.29	$11.23
Total return[3]	12.90%[4]	12.30%[5]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$9,743	$32,408
Ratios of expenses to average net assets
Net expenses[6]	0.38%	1.11%
Total expenses[6]	1.69%	2.21%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[6]	0.89%	0.12%
Before advisory/administration and other fee waivers[6]	(0.42)%	(0.98)%
Portfolio turnover rate	0%	0%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return

5  Contingent deferred sales load not reflected in total return

6  Annualized.

33

BlackRock

Aggressive Growth Prepared Portfolio

Investment Goal

The Portfolio seeks long term capital appreciation. Current income is not a consideration.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target allocation of 100% of assets to equity funds, the Portfolio may have an equity/fixed income allocation ranging to 90%/10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

34

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject

35

to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities. The Portfolio may also invest in underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities

36

or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the

37

financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

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For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for Investor A Shares (in the chart) and for Investor A and C Shares (in the table). The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index® (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

Aggressive Growth Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Aggressive Growth Prepared; Inv A
Return Before Taxes	6.79%	7.49%	12/21/06
Return After Taxes on Distributions	5.95%	6.66%
Return After Taxes on Distributions and Sale of Shares	5.03%	6.15%
Aggressive Growth Prepared; Inv C
Return Before Taxes	10.82%	12.35%
Russell 3000® Index (80%) and MSCI EAFE Index® (20%)	6.36%	6.40%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A and C Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	1.00%**

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

	A Shares	C Shares
Advisory fees	– –%	– –%
Distribution (12b-1) fees	– –%	0.75%
Other expenses†	3.51%	2.52%
Service fees	0.25%	0.25%
Other†	3.26%	2.27%
Acquired fund (underlying fund) fees and expenses[1]	0.90%	0.90%
Total annual fund operating expenses	4.41%	4.17%
Fee waivers and expense reimbursements[2]	3.08%	2.09%
Net expenses[2]	1.33%	2.08%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  There is no CDSC on C Shares after one year.

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.43% (for Investor A Shares) and 2.18% (for Investor C Shares) (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.43% (for Investor A Shares) and 1.18% (for Investor C Shares) (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A and C Shares are estimated to be 0.39% and 1.13% respectively (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$653	$1,123	$1,619	$2,978
C Shares**
Redemption	$311	$857	$1,529	$3,323
C Shares
No Redemption	$211	$857	$1,529	$3,323

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

This Prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other option (Investor C Shares) has no front-end charges but has higher on-going fees, which are paid over the life of the investment, and has a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than C Shares.

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team

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includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A or C Share Outstanding Throughout The Period)

Aggressive Growth Prepared Portfolio

	INVESTOR A SHARES	INVESTOR C SHARES
	Period Ended 9/30/07[1]	Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00	$10.00
Income from investment operations
Net investment income[2]	(0.01)	(0.07)
Net gain on investments (both realized and unrealized)	1.53	1.52
Total from investment operations	1.52	1.45
Net asset value at end of period	$11.52	$11.45
Total return[3]	15.20%[4]	14.50%[5]
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$2,773	$13,384
Ratios of expenses to average net assets
Net expenses[6]	0.39%	1.13%
Total expenses[6]	3.51%	3.27%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[6]	(0.14)%	(0.81)%
Before advisory/administration and other fee waivers[6]	(3.26)%	(2.97)%
Portfolio turnover rate	7%	7%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Sales load not reflected in total return

5  Contingent deferred sales load not reflected in total return

6  Annualized.

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Information About the

Underlying Funds

Risks of Underlying
Funds

By owning shares of underlying funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may include funds that invest in domestic and non-U.S. equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds.

No Guarantee that Investments Will Increase in Value

While the management team chooses stocks and fixed-income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style

Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Small Market Capitalization Companies

Some funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

44

ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings,

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including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Rule 144A Securities

A fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

Real Estate-Related Securities

Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

Some of the funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate-related securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities

Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

47

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Mortgage-Related Securities Issued by Governmental Entities

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Inflation Indexed Bonds

The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Certain U.S. Federal Income Tax Consequences" in the SAI.

Municipal Securities

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that a fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent

49

than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

Some funds may, from time to time, invest a large percentage of their assets in securities whose issuers are located in a single state.

These investments would make the funds more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

Some funds may invest their assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, a fund may invest a certain percentage of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

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Investments in a Particular Market Segment

Health Sciences and Healthcare Companies

A fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. If a fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology

A fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources

A fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not

51

concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services

Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities a fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Utilities and Telecommunications

When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the

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cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Emerging Markets

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant

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participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

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Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

Russia

Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

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Derivatives

The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the

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hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Leverage Risk

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Investments in Securities Prior to Their Date of Issue

A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and

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inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover

High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund's.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Description of Underlying Funds

The BlackRock Prepared Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the equity funds and the fixed income funds, (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolios invest (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies.

Equity Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.01%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $27 million and $7.7 billion as of December 31, 2007) or a similar index.

Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. In selecting securities, fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The Fund concentrates its non-U.S. exposure on established companies in developed countries.

BlackRock Equity Dividend Fund	0.76%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Focus Growth LLC	0.62%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 20 to 30 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as "aggressive growth companies"). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 20 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs").

BlackRock Focus Value Fund, Inc.	0.97%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund's exposure to the risks associated with that issuer.

BlackRock Fundamental Growth Fund, Inc.	0.85%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Health Sciences Opportunities Portfolio†	1.02%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences.

BlackRock Healthcare Fund, Inc.	1.28%	The fund seeks long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the fund seeks to invest in companies that it believes have good prospects for earnings growth. Under normal circumstances, the fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. While the fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The fund will normally maintain a global portfolio, investing in securities of companies located around the world. Although there are no limits on the percentage of assets the fund may invest in any particular country, fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the fund may invest in convertible securities and rights. The fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

Master Large Cap Core Portfolio	0.49%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Large Cap Growth Portfolio	0.56%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.

Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

BlackRock Capital Appreciation Portfolio	0.75%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

BlackRock Mid Cap Value Opportunities Fund	0.92%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Mid-Cap Growth Equity Portfolio	1.05%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $624 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team focuses on U.S. mid-capitalization emerging growth companies.

BlackRock Mid-Cap Value Equity Portfolio	0.95%††	The fund's investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $479 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Natural Resources Trust	0.82%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of "top down" and "bottom up" investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Commodity Strategies Trust	0.80%	The fund seeks positive long term total return. The fund seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations. The securities in which the fund may invest include, but are not limited to: (i) U.S. Government and U.S. Government agency securities; (ii) U.S. Government agency and non-agency mortgage-backed securities backed by loans secured by residential, multifamily and commercial properties including, but not limited to, pass-throughs, collateralized mortgage obligations, real estate mortgage investment conduits, small to medium sized businesses, project loans, construction loans, and adjustable rate mortgages; (iii) obligations of non-U.S. governments and supranational organizations; (iv) obligations of U.S. and non-U.S. corporations; (v) asset-backed securities; (vi) municipal bonds; and (vii) certain short-term investments and financing arrangements including time deposits, Eurodollar deposits, commercial paper, bankers' acceptances, and repurchase and reverse repurchase agreements collateralized by eligible investments. The fund may invest in non-dollar securities on a currency hedged or unhedged basis. The fund may use futures, options and/or swap agreements for purposes of managing duration, yield curve and sector risk and as a substitute for cash securities. The fund may purchase private placement or Rule 144A securities including issues in the corporate, mortgage and asset-backed sectors. The fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in hybrid instruments, including leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Assets not invested in commodity linked derivative instruments may be invested in short duration securities and other fixed income securities, as well as futures contracts and related options, swap agreements and forward contracts. In choosing investments, fund management seeks to provide exposure to various commodities and commodity sectors.
The fund will allocate approximately 50% of its commodity exposure to the AIG Basis Excess Return Index (the "Basis Index") and 50% to the AIG Relative Strength Excess Return Index (the "Relative Strength Index"). The average portfolio duration of the fixed income portion of the fund's portfolio is expected to be between -2 and +2 years relative to the Dow Jones-AIG Total Return Commodity Index under normal market conditions. The fund's fixed income investments will be primarily in fixed rate and floating rate debt securities rated investment grade, but the fund may also invest in high yield securities.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small Cap Growth Equity Portfolio	0.82%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2007, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $47 million to $8.4 billion. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Master Small Cap Growth Portfolio	0.78%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, non-U.S. investments will represent 10% or less of the fund's assets.

BlackRock Small Cap Value Equity Portfolio††	0.86%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small/Mid-Cap Growth Portfolio	1.05%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $47 million and $20.6 billion as of December 31, 2007) or a similar index. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock U.S. Opportunities Portfolio	1.01%††	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $16 million and $20 billion as of December 31, 2007). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Utilities and Telecommunications Fund, Inc.	0.95%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund's objective. The fund may invest in securities of utilities companies throughout the world. Fund management, however, anticipates that the fund's investments will focus primarily on securities issued by utilities companies in the United States, and that the fund's investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund's investments will be in developed countries.

Master Value Opportunities Trust	0.96%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation—that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock All-Cap Global Resources Portfolio	0.93%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Developing Capital Markets Fund, Inc.	1.40%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free Index. There are no other limits on the geographic allocation of the fund's investments. The fund normally invests in securities from at least three different countries. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund may invest up to 20% of its assets in non-convertible debt securities.

BlackRock EuroFund	1.01%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund's assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund's assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Financial Services Fund, Inc.	1.42%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world, and there are no limits on the fund's ability to invest in any country or geographic region. The fund may invest in companies in emerging markets, including Russia, but the fund management anticipates that a substantially greater portion of the fund's investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar.

BlackRock Global Dynamic Equity Fund	1.02%	The fund's seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund's investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

BlackRock Global Growth Fund, Inc.	1.01%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations. The fund may invest in convertible securities, preferred stock and rights offerings.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Opportunities Portfolio	1.29%	The fund's investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

BlackRock Global Resources Portfolio	1.03%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Global Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global SmallCap Fund, Inc.	1.15%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund's investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock Technology Fund, Inc.	1.57%	The fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the investment adviser, derive a substantial portion of their income from products and services in technology related industries. Under normal circumstances, the fund will invest at least 80% of its assets in technology related securities. The fund invests in a global portfolio primarily consisting of equity securities of issuers that are expected to derive a substantial portion of their income from technology related industries. Fund management looks specifically for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth. In other words, the fund seeks to buy stocks that have a "growth" bias but that fund management believes are undervalued. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations, it is anticipated that the fund will invest most of its assets in the securities of issuers located in the United States, Japan and other Asia-Pacific countries, Western Europe and Israel. Under normal circumstances, the fund will invest in equity securities of technology related issuers from a number of different countries throughout the world, including the United States. The fund intends to invest primarily in common stocks. The fund may invest in companies of any size but emphasizes companies having large stock market capitalizations.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Fund	1.65%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of a number of different countries throughout the world. The fund chooses investments predominantly using a "bottom up" investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.

BlackRock International Opportunities Portfolio†††	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities.

BlackRock International Value Fund	1.01%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund's assets, Fund management follows a value investing style. This means that Fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers.

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Fund Name	Estimated Expense Ratio		Investment Goal and Primary Investment Strategies
BlackRock Latin America Fund, Inc.	1.28%		The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes equity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund's investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund's investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund's investments will be denominated primarily in foreign currencies.

BlackRock Large Cap Core Plus Fund	3.28	%*	The Fund seeks long term capital growth. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. The Fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities representing up to 130% of its assets. The Fund will generally hold approximately 30% of its assets in short positions. The Fund will establish long and short positions primarily in common stock of large cap companies the Investment Adviser selects from among the Russell 1000® Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies included in the Fund's benchmark Russell 1000® Index.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Pacific Fund, Inc.	0.85%	The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund's investments are not, however, limited by a company's market capitalization and the fund may invest in companies with any market capitalization.

Fixed Income Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.10%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed- income securities of any duration or maturity.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio**	1.00%	In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33 1/3% of total assets less all liabilities and indebtedness other than borrowing.

BlackRock Enhanced Income Portfolio	0.31%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock GNMA Portfolio	0.49%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

BlackRock Government Income Portfolio	0.59%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock High Income Fund	0.66%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Bond Portfolio	0.60%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies.

BlackRock Inflation Protected Bond Portfolio	0.30%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

BlackRock Intermediate Bond Portfolio II	0.47%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Government Bond Portfolio	0.63%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock International Bond Portfolio	0.75%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

BlackRock Long Duration Bond Portfolio	0.40%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Low Duration Bond Portfolio	0.40%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock Managed Income Portfolio	0.68%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
■ at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")
■ invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency
■ and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Total Return Portfolio II	0.44%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

BlackRock World Income Fund, Inc.	1.04%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Strategic Portfolio I	0.14%	The fund's investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio's duration with a target of 0-8 years in the Portfolio. The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

BlackRock AMT-Free Municipal Bond Portfolio	0.45%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Municipal Fund	0.62%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody's), or if unrated, judged to be of comparable quality by the fund's investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund's net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Municipal Fund	0.73%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund's assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in high yield bonds.

BlackRock Municipal Insured Fund	0.47%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock National Municipal Fund	0.59%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund's investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that fund management believes are of comparable quality. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

†  The fund is currently closed to new investors and therefore the Portfolios may not invest in it. The fund may re-open in the future.

††  Effective February 1, 2007, BlackRock has contractually agreed to limit direct Portfolio expenses to this percentage of average daily net assets. This expense ratio may differ from the net expense ratio reflected in the most recent shareholder report.

†††  The fund is currently closed to new investors, but will re-open to new investors effective March 3, 2008. Depending on market conditions and other factors, the fund may be closed again in the future.

*  This fund was opened to new investors on December 18, 2007. This expense ratio is an estimated ratio, including offering costs.

**  This fund is expected to commence operations in February 2008. This expense ratio is an estimated ratio, including offering costs.

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Important Definitions

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for the underlying BlackRock funds is BlackRock Advisors, LLC.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Distribution Fees: Fees paid to a fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities: Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the fund management team to be

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undervalued by the market as measured by certain financial formulas.

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

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Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

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About Your Investment

Buying Shares from a Registered Investment Professional

The Fund believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A Shares.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders

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received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a Portfolio and the underlying funds may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of each of the Portfolios is based on its NAV. The NAV for each Portfolio is calculated based on the NAVs of the underlying funds in which it invests. Each Portfolio's (and underlying fund's) assets that are individual securities are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, a Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

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Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's NAV. As a result, a Portfolio's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When you place a purchase order, you need to specify whether you want Investor A or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the Portfolio you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or

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other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or certain of its affiliated service providers, and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See "Automatic Investment Plan" below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any Portfolio at any time for any reason.

Which Pricing Option Should You Choose?

The Fund offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A or C Shares. Purchases of Investor C Shares can only be made through a registered representative.

A Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No distribution fees

■  Free exchange with other A Shares in BlackRock Funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

C Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

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■  Ongoing distribution fees

■  Free exchange with other C Shares in BlackRock Funds family

■  Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares.

Your registered representative may receive different compensation depending upon which share class you choose. A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Your registered representative will generally receive commissions equal to 1.00% of Investor C Shares sold by him or her, plus ongoing fees under the Fund's distribution and service plan. It is important to remember that Investor C Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one Portfolio or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The information below describes the schedules of sales charges that you may pay if you buy and sell Investor A and C Shares of a Portfolio.

Purchase of Investor A Shares

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may

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qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint).

Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to each Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of 1.00% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Fund's distributor retains up to 0.25% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor C Shares

Purchases of Investor C Shares can only be made through a registered representative. Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the price of the Investor C Shares when purchased or the net asset value of the Investor C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on

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redemptions of Investor C Shares after 12 months. Any CDSC paid on redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor C Shares may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the Portfolios held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

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Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more Portfolios or other BlackRock funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege (Investor A Shares)

If you redeem Investor A, Investor A1 or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME portfolio, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary

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of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in "Purchase of Investor A Shares." The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in

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connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor C Shares)

The CDSC on Investor C Shares is not charged in connection with: (a) redemptions of Investor C Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C Shares; (f) involuntary redemptions of Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

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Under the Plan, Investor C Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor C Shares pay a maximum of 0.75% per year of the average daily net asset value of each Portfolio attributable to Investor C Shares. Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor A and C Shares of a Portfolio. All Investor A and C Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Portfolio's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid

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by Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it

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may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the Fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit (VRU) service or internet. Payment for shares redeemed by VRU or internet may be made for non-qualified employee benefit accounts in amounts up to $25,000 either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15.00 for redemption checks sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A or Investor C Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are

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repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Portfolio and its shareholders. For example, large flows of cash into and out of a Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio's investment goal. Frequent trading may cause a Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Portfolio's performance.

A Portfolio or underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for Portfolios or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to a Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

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If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Portfolios. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small

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Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities, International Opportunities, High Yield Bond and International Bond Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The Prepared Portfolios are not subject to a redemption fee.

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or

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long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a Portfolio or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

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The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any Portfolio at any time if the net asset value of the account in such Portfolio falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its

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asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolios' investment advisory contract is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the Portfolios is presented in the appropriate Portfolio section.

As stated above, BlackRock has agreed contractually to cap each Portfolio's direct net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Portfolio as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Portfolio's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, if any) at the levels shown in each Portfolio's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Portfolios. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolios directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolios. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolios and may result in an Affiliate having positions that are adverse to those of the Portfolios. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolios. As a result, an Affiliate may compete with the Portfolios for appropriate investment opportunities. The results of the Portfolios' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolios could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result

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is also possible. In addition, the Portfolios may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolios. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. The Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolios may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolios also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios, and may receive compensation for such services. The Portfolios may also make brokerage and other payments to Affiliates in connection with the Portfolios' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Portfolios to the extent that a Portfolios participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolios, including a fee based on the returns earned on the Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

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Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Portfolio will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Portfolio at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a Portfolio shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates on such distributions to the extent the dividends are attributable to "qualified dividend income" received by the Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and

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subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a Portfolio with respect to certain qualifying dividends received by the Portfolio from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

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Services for Shareholders

The Fund offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A or C Shares from one BlackRock fund to Investor A or C Shares, respectively, of another fund that offers such shares to meet your changing financial needs. Please note that you can exchange only into a share class and BlackRock fund that are open to new investors, unless you have a current account in a BlackRock fund that is closed to new investors.

You can exchange $1,000 or more of Investor A or Investor C Shares from one BlackRock fund into another. (You can exchange less than $1,000 of Investor A or Investor C Shares if you already have an account in the BlackRock fund into which you are exchanging.) Investor A and Investor C Shares of each BlackRock fund may be exchanged for shares of the same class of other BlackRock funds which offer that class of shares, based on their respective net asset values. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. See "Taxation of Distributions." Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor C Shares will not be subject to a CDSC, although exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your new account application that you did not want the telephone exchange privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

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The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, the Fund makes it easy to set up. As an investor in any Portfolio, you can arrange for periodic investments in that Portfolio through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per Portfolio. AIP Application Forms are available from BlackRock Funds.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II, c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a Portfolio. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If a shareholder purchases additional Investor A Shares of a Portfolio at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor C Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one Portfolio to up to four other BlackRock funds. A minimum of $10,000 in the initial Portfolio is required and investments in any additional BlackRock funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds II, c/o PFPC. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been

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updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one Portfolio into another BlackRock fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The BlackRock fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the Portfolios may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

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The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

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BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolios' investments. The annual report describes the Portfolios' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolios' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Portfolios' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PREP-PR-INV 0108

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Prepared Portfolios

R Shares

Prospectus

January 31, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	Overview	1

	THE BLACKROCK PREPARED PORTFOLIOS

	Conservative Prepared Portfolio	4

	Moderate Prepared Portfolio	13

	Growth Prepared Portfolio	22

	Aggressive Growth Prepared Portfolio	31

Information About the Underlying Funds	Risks of Underlying Funds	40

	Description of Underlying Funds	56

	Important Definitions	82

About Your Investment	How to Buy/Sell Shares	86

	Dividends/Distributions/Taxes	99

The portfolios included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the portfolios became portfolios of BlackRock Funds II (the Fund), a separate Massachusetts business trust. Each portfolio's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the portfolio was part of the Former Trust, and references to the Fund or a portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the portfolios as part of the Former Trust, respectively.

Overview of the

BlackRock Prepared

Portfolios

This Prospectus describes the four Prepared Portfolios (the Portfolios) of BlackRock Funds II (the Fund): Conservative, Moderate, Growth, and Aggressive Growth. Each of the Portfolios is a "fund of funds," meaning that each seeks to obtain its investment goal by investing the majority of its assets in other BlackRock mutual funds, called the "underlying funds."

The Portfolios are intended to provide distinct investment programs to meet the different investment goals, time horizons and risk tolerances of a range of investors. Each of the Portfolios is created by BlackRock Advisors, LLC (BlackRock), the Portfolios' investment adviser, in a two step process.

The first step is the development of a target asset allocation for each Portfolio. In general, each Portfolio invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment goal of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment goal of current income, including domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. The following table illustrates each Portfolio's target allocation among asset classes:

	Target Allocation of Underlying Funds
	Fixed Income Funds	Equity Funds
Conservative	60%	40%
Moderate	40%	60%
Growth	20%	80%
Aggressive Growth	0%	100%

In general, a greater percentage of equity funds in a Portfolio results in higher overall price volatility. Investors should select carefully the Portfolio that is most appropriate for their goals and risk tolerance.

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Portfolio. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small

1

cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors.

The final asset allocation targets are established by the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group based on their assessment of what mix of general risk and return characteristics will allow each Portfolio to achieve its investment goal. The portfolio managers, the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group meet regularly to assess market conditions, review the asset allocation targets of the Portfolios, and determine whether any changes are required.

Although the asset allocation targets listed for each Portfolio are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Portfolio based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. For example, the proportion of equity funds in the Moderate Portfolio will generally range from a low of 50% to a high of 70%, relative to the long term target of 60%. However, BlackRock may utilize larger adjustments if warranted by unusual market conditions.

BlackRock regularly monitors the allocations of the Portfolios to ensure that they adhere over time to the target allocations. The Portfolios may be brought back to their target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

The second step in the creation of each Portfolio is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Portfolio are considered when selecting underlying funds. The specific underlying funds selected for each Portfolio are determined at BlackRock's discretion and may change as deemed appropriate to allow the Portfolios to meet their investment goals. See "Description of Underlying Funds" for a complete list of the underlying funds, their classification into equity or fixed income funds and a brief description of their investment goals and primary investment strategies.

2

Because each of the Portfolios invests principally in shares of underlying funds, each is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Portfolios, this risk is reduced because the underlying funds are themselves generally diversified.

The Prospectus is organized so that each Portfolio has its own short section. Simply turn to the section for any particular Portfolio to read about important Portfolio facts. Also included are sections that tell you about the underlying funds the Portfolios invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolios and your rights as a shareholder. These sections apply to all the Portfolios.

3

BlackRock

Conservative Prepared Portfolio

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 40%/60%, the Portfolio may have an equity/fixed income allocation that ranges from 50%/50% to 30%/70%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

4

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is

5

subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)) and equity securities, including non-U.S. securities.

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar

6

and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the

7

performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

8

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for R Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index® (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Conservative Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Conservative Prepared
Return Before Taxes	7.57%	7.67%	12/21/06
Return After Taxes on Distributions	6.73%	6.86%
Return After Taxes on Distributions and Sale of Shares	5.09%	6.13%
Lehman Brothers U.S. Aggregate Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index® (8%)	6.86%	6.44%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

9

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		15.00%
Service fees	0.25%
Other†	14.75%
Acquired fund (underlying fund) fees and expenses[1]		0.60%
Total annual fund operating expenses		15.85%
Fee waivers and expense reimbursements[2]		14.51%
Net expenses[2]		1.34%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.74% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.74% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for R Shares are estimated to be 0.68% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$136	$635	$1,160	$2,599

10

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

11

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an R Share Outstanding Throughout The Period)

  Conservative Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.21
Net gain on investments (both realized and unrealized)	0.49
Total from investment operations	0.70
Net asset value at end of period	$10.70
Total return[3]	7.00%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$833
Ratios of expenses to average net assets
Net expenses[4]	0.68%
Total expenses[4]	15.25%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4]	2.61%
Before advisory/administration and other fee waivers[4]	(11.96)%
Portfolio turnover rate	9%

1  Commenced operations on December 21, 2006.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

12

BlackRock

Moderate Prepared Portfolio

Investment Goal

The Portfolio seeks a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Portfolio may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

13

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is

14

subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests in underlying funds which invest in equity securities, including non-U.S. securities, and fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies.

15

There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the

16

performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

17

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for R Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index® (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Moderate Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Moderate Prepared
Return Before Taxes	9.03%	9.31%	12/21/06
Return After Taxes on Distributions	8.08%	8.38%
Return After Taxes on Distributions and Sale of Shares	6.13%	7.49%
Lehman Brothers U.S. Aggregate Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index® (12%)	6.74%	6.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

18

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		4.98%
Service fees	0.25%
Other†	4.73%
Acquired fund (underlying fund) fees and expenses[1]		0.72%
Total annual fund operating expenses		5.95%
Fee waivers and expense reimbursements[2]		4.64%
Net expenses[2]		1.31%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.59% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.59% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$133	$625	$1,144	$2,569

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

19

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

20

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an R Share Outstanding Throughout The Period)

  Moderate Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.15
Net gain on investments (both realized and unrealized)	0.82
Total from investment operations	0.97
Net asset value at end of period	$10.97
Total return[3]	9.70%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$3,663
Ratios of expenses to average net assets
Net expenses[4]	0.59%
Total expenses[4]	5.23%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4]	1.80%
Before advisory/administration and other fee waivers[4]	(2.84)%
Portfolio turnover rate	11%

1  Commenced operations on December 21, 2006

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

21

BlackRock

Growth Prepared Portfolio

Investment Goal

The Portfolio seeks long term capital appreciation. Current income is also a consideration.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 80%/20%, the Portfolio may have an equity/fixed income allocation that ranges from 90%/10% to 70%/30%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

22

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is

23

subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities, and to a lesser extent, underlying funds which invest in fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price

24

movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and credit risk. Typically, when interest rates rise, there is a

25

corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

26

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for R Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers U.S. Aggregate Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index® (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Growth Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Growth Prepared
Return Before Taxes	11.09%	11.53%	12/21/06
Return After Taxes on Distributions	9.77%	10.24%
Return After Taxes on Distributions and Sale of Shares	7.61%	9.23%
Lehman Brothers U.S. Aggregate Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index® (16%)	6.58%	6.46%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

27

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		6.62%
Service fees	0.25%
Other†	6.37%
Acquired fund (underlying fund) fees and expenses[1]		0.82%
Total annual fund operating expenses		7.69%
Fee waivers and expense reimbursements[2]		6.25%
Net expenses[2]		1.44%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.62% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.62% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for R Shares are estimated to be 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$147	$665	$1,210	$2,700

28

Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

29

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an R Share Outstanding Throughout The Period)

  Growth Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income[2]	0.05
Net gain on investments (both realized and unrealized)	1.22
Total from investment operations	1.27
Net asset value at end of period	$11.27
Total return[3]	12.70%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$2,433
Ratios of expenses to average net assets
Net expenses[4]	0.60%
Total expenses[4]	6.87%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers[4]	0.65%
Before advisory/administration and other fee waivers[4]	(5.62)%
Portfolio turnover rate	0%

1  Commenced operations on December 21, 2006

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

30

BlackRock

Aggressive Growth Prepared Portfolio

Investment Goal

The Portfolio seeks long term capital appreciation. Current income is not a consideration.

Primary Investment Strategies

In pursuit of this goal, the Portfolio, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Therefore, based on a target allocation of 100% of assets to equity funds, the Portfolio may have an equity/fixed income allocation ranging to 90%/10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.

Within the prescribed percentage allocations to equity and fixed income funds, the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group will select the target allocations to various styles of equity and fixed income. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

31

The Portfolio may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio's opportunity to achieve its investment goal. As part of its normal operations, the Portfolio may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Portfolio will not deviate from its normal strategies if it holds these securities pending investments.

Should the Fund's Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject

32

to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio invests primarily in underlying funds which invest in equity securities, including non-U.S. securities. The Portfolio may also invest in underlying funds which invest in and fixed-income securities (including in some cases high yield securities (junk bonds)).

■  Investments in Mutual Funds: The Portfolio's investments are concentrated in underlying BlackRock funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The Portfolio does generally not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

■  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

■  Small and Mid-Capitalization Company Risk: Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities

33

may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.

■  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Non-U.S. Securities Risk" above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk: The Portfolio's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio's best interests when selecting underlying funds.

■  Non-Diversified Status: Because the Portfolio invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Fixed Income Securities Risk: Two of the main risks of investing in fixed income securities are interest rate risk and

34

credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

■  High Yield Securities Risk: Fixed-income securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies) are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. The market for high yield bonds is not as liquid as the markets for higher rated securities.

■  Derivatives Risk: The Portfolio's use of derivatives may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see "Information About the Underlying Funds — Risks of Underlying Funds."

35

Risk / Return Information

The chart and table below give you a picture of the Portfolio's long-term performance for R Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio's performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index® (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Aggressive Growth Prepared

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Aggressive Growth Prepared
Return Before Taxes	12.40%	12.92%	12/21/06
Return After Taxes on Distributions	11.51%	12.06%
Return After Taxes on Distributions and Sale of Shares	8.71%	10.76%
Russell 3000® Index (80%) and MSCI EAFE Index® (20%)	6.36%	6.40%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The "Annual Fund Operating Expenses" table may not reflect expenses of the Portfolio after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from Portfolio assets)

Advisory fees		– –%
Distribution (12b-1) fees		0.25%
Other expenses†		12.26%
Service fees	0.25%
Other†	12.01%
Acquired fund (underlying fund) fees and expenses[1]		0.90%
Total annual fund operating expenses		13.41%
Fee waivers and expense reimbursements[2]		11.92%
Net expenses[2]		1.49%

  †  "Other expenses" reflect the effect of certain organizational and other fixed expenses on the Portfolio's relatively small asset base during its initial fiscal period of operations.

  1  The Portfolio's shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 1.59% (excluding interest expenses, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets and, until February 1, 2009, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.59% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolios expenses) of average daily net assets. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$152	$680	$1,235	$2,751

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio's distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Fund Management

The fund management team is led by Philip Green, Managing Director at BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock. Mr. Green, the Portfolio's senior portfolio manager and Dr. Zhang, the Portfolio's associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since its inception.

Mr. Green and Dr. Zhang are members of the Multi-Asset Portfolio Strategies (MAPS) team within BlackRock's Portfolio Management Group, which is responsible for developing, assembling, and managing investment solutions for clients involving multiple strategies and asset classes. The MAPS team includes over 40 portfolio managers, quantitative analysts, economists, and actuaries. The team's investment strategies involve a broad range of alternative, equity, fixed income, and derivative instruments. In addition to managing a suite of asset allocation oriented strategies, the team provides strategic investment advice around asset allocation, risk budgeting, benchmarking, regulatory issues and capital efficiency.

Mr. Green joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Dr. Zhang joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. Dr. Zhang joined SSRM in 2003. From 1997 to 2003, Dr. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an R Share Outstanding Throughout The Period)

  Aggressive Growth Prepared Portfolio

Period Ended 9/30/07[1]
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment loss[2]	(0.04)
Net gain on investments (both realized and unrealized)	1.53
Total from investment operations	1.49
Net asset value at end of period	$11.49
Total return[3]	14.90%
Ratios/Supplemental Data
Net assets at end of period (in thousands)	$1,102
Ratios of expenses to average net assets
Net expenses[4]	0.59%
Total expenses[4]	12.51%
Ratio of net investment loss to average net assets
After advisory/administration and other fee waivers[4]	(0.50)%
Before advisory/administration and other fee waivers[4]	(12.41)%
Portfolio turnover rate	7%

1  Commenced operations on December 21, 2006

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

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Information About the

Underlying Funds

Risks of Underlying
Funds

By owning shares of underlying funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may include funds that invest in domestic and non-U.S. equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds.

No Guarantee that Investments Will Increase in Value

While the management team chooses stocks and fixed-income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style

Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Small Market Capitalization Companies

Some funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

40

ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings,

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including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Rule 144A Securities

A fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

Real Estate-Related Securities

Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

Some of the funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate-related securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities

Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

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fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Mortgage-Related Securities Issued by Governmental Entities

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Inflation Indexed Bonds

The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Certain U.S. Federal Income Tax Consequences" in the SAI.

Municipal Securities

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that a fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent

45

than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

Some funds may, from time to time, invest a large percentage of their assets in securities whose issuers are located in a single state.

These investments would make the funds more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

Some funds may invest their assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, a fund may invest a certain percentage of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

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Investments in a Particular Market Segment

Health Sciences and Healthcare Companies

A fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. If a fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology

A fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources

A fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not

47

concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services

Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities a fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Utilities and Telecommunications

When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the

48

cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Emerging Markets

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also

50

possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

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Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

Russia

Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

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Derivatives

The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be

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substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Leverage Risk

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Investments in Securities Prior to Their Date of Issue

A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal

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interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover

High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund's.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Description of Underlying Funds

The BlackRock Prepared Portfolios may invest in any of the underlying funds. The following tables set forth, separately for the equity funds and the fixed income funds, (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolios invest (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies.

Equity Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.01%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $27 million and $7.7 billion as of December 31, 2007) or a similar index.

Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. In selecting securities, fund management emphasizes companies that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The Fund concentrates its non-U.S. exposure on established companies in developed countries.

BlackRock Equity Dividend Fund	0.76%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Focus Growth LLC	0.62%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 20 to 30 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as "aggressive growth companies"). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 20 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs").

BlackRock Focus Value Fund, Inc.	0.97%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund's exposure to the risks associated with that issuer.

BlackRock Fundamental Growth Fund, Inc.	0.85%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Health Sciences Opportunities Portfolio†	1.02%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences.

BlackRock Healthcare Fund, Inc.	1.28%	The fund seeks long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the fund seeks to invest in companies that it believes have good prospects for earnings growth. Under normal circumstances, the fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. While the fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The fund will normally maintain a global portfolio, investing in securities of companies located around the world. Although there are no limits on the percentage of assets the fund may invest in any particular country, fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the fund may invest in convertible securities and rights. The fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

Master Large Cap Core Portfolio	0.49%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Large Cap Growth Portfolio	0.56%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.

Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

BlackRock Capital Appreciation Portfolio	0.75%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

BlackRock Mid Cap Value Opportunities Fund	0.92%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily in equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Mid-Cap Growth Equity Portfolio	1.05%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $624 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team focuses on U.S. mid-capitalization emerging growth companies.

BlackRock Mid-Cap Value Equity Portfolio	0.95%††	The fund's investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $479 million and $42.1 billion as of December 31, 2007). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Natural Resources Trust	0.82%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of "top down" and "bottom up" investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Commodity Strategies Trust	0.80%	The fund seeks positive long term total return. The fund seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations. The securities in which the fund may invest include, but are not limited to: (i) U.S. Government and U.S. Government agency securities; (ii) U.S. Government agency and non-agency mortgage-backed securities backed by loans secured by residential, multifamily and commercial properties including, but not limited to, pass-throughs, collateralized mortgage obligations, real estate mortgage investment conduits, small to medium sized businesses, project loans, construction loans, and adjustable rate mortgages; (iii) obligations of non-U.S. governments and supranational organizations; (iv) obligations of U.S. and non-U.S. corporations; (v) asset-backed securities; (vi) municipal bonds; and (vii) certain short-term investments and financing arrangements including time deposits, Eurodollar deposits, commercial paper, bankers' acceptances, and repurchase and reverse repurchase agreements collateralized by eligible investments. The fund may invest in non-dollar securities on a currency hedged or unhedged basis. The fund may use futures, options and/or swap agreements for purposes of managing duration, yield curve and sector risk and as a substitute for cash securities. The fund may purchase private placement or Rule 144A securities including issues in the corporate, mortgage and asset-backed sectors. The fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in hybrid instruments, including leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Assets not invested in commodity linked derivative instruments may be invested in short duration securities and other fixed income securities, as well as futures contracts and related options, swap agreements and forward contracts. In choosing investments, fund management seeks to provide exposure to various commodities and commodity sectors.
The fund will allocate approximately 50% of its commodity exposure to the AIG Basis Excess Return Index (the "Basis Index") and 50% to the AIG Relative Strength Excess Return Index (the "Relative Strength Index"). The average portfolio duration of the fixed income portion of the fund's portfolio is expected to be between -2 and +2 years relative to the Dow Jones-AIG Total Return Commodity Index under normal market conditions. The fund's fixed income investments will be primarily in fixed rate and floating rate debt securities rated investment grade, but the fund may also invest in high yield securities.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small Cap Growth Equity Portfolio	0.82%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2007, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $47 million to $8.4 billion. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Master Small Cap Growth Portfolio	0.78%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, non-U.S. investments will represent 10% or less of the fund's assets.

BlackRock Small Cap Value Equity Portfolio††	0.86%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Small/Mid-Cap Growth Portfolio	1.05%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $47 million and $20.6 billion as of December 31, 2007) or a similar index. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock U.S. Opportunities Portfolio	1.01%††	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $16 million and $20 billion as of December 31, 2007). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

BlackRock Utilities and Telecommunications Fund, Inc.	0.95%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund's objective. The fund may invest in securities of utilities companies throughout the world. Fund management, however, anticipates that the fund's investments will focus primarily on securities issued by utilities companies in the United States, and that the fund's investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund's investments will be in developed countries.

Master Value Opportunities Trust	0.96%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation—that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock All-Cap Global Resources Portfolio	0.93%††	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Developing Capital Markets Fund, Inc.	1.40%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free Index. There are no other limits on the geographic allocation of the fund's investments. The fund normally invests in securities from at least three different countries. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund may invest up to 20% of its assets in non-convertible debt securities.

BlackRock EuroFund	1.01%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund's assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund's assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Financial Services Fund, Inc.	1.42%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world, and there are no limits on the fund's ability to invest in any country or geographic region. The fund may invest in companies in emerging markets, including Russia, but the fund management anticipates that a substantially greater portion of the fund's investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar.

BlackRock Global Dynamic Equity Fund	1.02%	The fund's seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund's investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

BlackRock Global Growth Fund, Inc.	1.01%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations. The fund may invest in convertible securities, preferred stock and rights offerings.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Opportunities Portfolio	1.29%	The fund's investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

BlackRock Global Resources Portfolio	1.03%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

BlackRock Global Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global SmallCap Fund, Inc.	1.15%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund's investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock Technology Fund, Inc.	1.57%	The fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the investment adviser, derive a substantial portion of their income from products and services in technology related industries. Under normal circumstances, the fund will invest at least 80% of its assets in technology related securities. The fund invests in a global portfolio primarily consisting of equity securities of issuers that are expected to derive a substantial portion of their income from technology related industries. Fund management looks specifically for stocks that are expected to post earnings, revenue or cash flow growth, but whose market prices do not reflect that growth. In other words, the fund seeks to buy stocks that have a "growth" bias but that fund management believes are undervalued. While there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations, it is anticipated that the fund will invest most of its assets in the securities of issuers located in the United States, Japan and other Asia-Pacific countries, Western Europe and Israel. Under normal circumstances, the fund will invest in equity securities of technology related issuers from a number of different countries throughout the world, including the United States. The fund intends to invest primarily in common stocks. The fund may invest in companies of any size but emphasizes companies having large stock market capitalizations.

BlackRock International Fund	1.65%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund will, under normal circumstances, invest at least 80% of its total assets in equity securities of a number of different countries throughout the world. The fund chooses investments predominantly using a "bottom up" investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Opportunities Portfolio†††	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities.

BlackRock International Value Fund	1.01%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund's assets, Fund management follows a value investing style. This means that Fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers.

BlackRock Latin America Fund, Inc.	1.28%	The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes equity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund's investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund's investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund's investments will be denominated primarily in foreign currencies.

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Fund Name	Estimated Expense Ratio		Investment Goal and Primary Investment Strategies
BlackRock Large Cap Core Plus Fund	3.28	%*	The Fund seeks long term capital growth. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. The Fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities representing up to 130% of its assets. The Fund will generally hold approximately 30% of its assets in short positions. The Fund will establish long and short positions primarily in common stock of large cap companies the Investment Adviser selects from among the Russell 1000® Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies included in the Fund's benchmark Russell 1000® Index.

BlackRock Pacific Fund, Inc.	0.85%		The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund's investments are not, however, limited by a company's market capitalization and the fund may invest in companies with any market capitalization.

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Fixed Income Funds

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.10%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed- income securities of any duration or maturity.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio**	1.00%	In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33 1/3% of total assets less all liabilities and indebtedness other than borrowing.

BlackRock Enhanced Income Portfolio	0.31%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock GNMA Portfolio	0.49%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

BlackRock Government Income Portfolio	0.59%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock High Income Fund	0.66%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Bond Portfolio	0.60%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies.

BlackRock Inflation Protected Bond Portfolio	0.30%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

BlackRock Intermediate Bond Portfolio II	0.47%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

73

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Government Bond Portfolio	0.63%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock International Bond Portfolio	0.75%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

BlackRock Long Duration Bond Portfolio	0.40%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.

74

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Low Duration Bond Portfolio	0.40%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

BlackRock Managed Income Portfolio	0.68%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
■ at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")
■ invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency
■ and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

75

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Total Return Portfolio II	0.44%	The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality.

BlackRock World Income Fund, Inc.	1.04%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

76

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Strategic Portfolio I	0.14%	The fund's investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio's duration with a target of 0-8 years in the Portfolio. The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

BlackRock AMT-Free Municipal Bond Portfolio	0.45%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Municipal Fund	0.62%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody's), or if unrated, judged to be of comparable quality by the fund's investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund's net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Municipal Fund	0.73%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund's assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in higher yield bonds.

BlackRock Municipal Insured Fund	0.47%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock National Municipal Fund	0.59%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund's investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that fund management believes are of comparable quality. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

†  The fund is currently closed to new investors and therefore the Portfolios may not invest in it. The fund may re-open in the future.

††  Effective February 1, 2007, BlackRock has contractually agreed to limit direct Portfolio expenses to this percentage of average daily net assets. This expense ratio may differ from the net expense ratio reflected in the most recent shareholder report.

†††  The fund is currently closed to new investors, but will re-open to new investors effective March 3, 2008. Depending on market conditions and other factors, the fund may be closed again in the future.

*  This fund was opened to new investors on December 18, 2007. This expense ratio is an estimated ratio, including offering costs.

**  This fund is expected to commence operations in February 2008. This expense ratio is an estimated ratio, including offering costs.

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Important Definitions

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for the underlying BlackRock funds is BlackRock Advisors, LLC.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Distribution Fees: Fees paid to a fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities: Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas.

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High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment,

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consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

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About Your Investment

Buying Shares

RShares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a Portfolio and the underlying funds may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of each of the Portfolios is based on its NAV. The NAV for each Portfolio is calculated based on the NAVs of the underlying funds in which it invests. Each Portfolio's (and underlying fund's) assets that are individual securities are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open

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for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's NAV. As a result, a Portfolio's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum
Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any Portfolio at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of 0.25% per year of the average daily net asset value of each Portfolio attributable to R Shares.

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Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of R Shares of a Portfolio. All R Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Portfolio's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

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The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and

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the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the Portfolios' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Portfolios' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Portfolios' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds II, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

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Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as "market timing." The Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading.

Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Portfolio and its shareholders. For example, large flows of cash into and out of a Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio's investment goal. Frequent trading may cause a Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Portfolio's performance.

A Portfolio or underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for Portfolios or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to a Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies,

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such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other

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improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The Prepared Portfolios are not subject to a redemption fee.

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans,

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bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a Portfolio or long-term shareholders.

The Fund's Rights

The Fund may:
■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

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■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any Portfolio at any time if the net asset value of the account in such Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolios' investment advisory contract is available in the Fund's semi-annual report to shareholders.

Information about the portfolio managers for each of the Portfolios is presented in the appropriate Portfolio section.

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As stated above, BlackRock has agreed contractually to cap each Portfolio's direct net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Portfolio as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Portfolio's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, if any) at the levels shown in each Portfolio's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment

97

program similar to that of the Portfolios. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolios directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolios. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolios and may result in an Affiliate having positions that are adverse to those of the Portfolios. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolios. As a result, an Affiliate may compete with the Portfolios for appropriate investment opportunities. The results of the Portfolios' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolios could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolios may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolios. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. The Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such

98

restrictions. In addition, the Portfolios may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolios also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios, and may receive compensation for such services. The Portfolios may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Portfolios to the extent that a Portfolio participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolios, including a fee based on the returns earned on the Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Portfolios may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Portfolio will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Portfolio at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

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If you invest in a Portfolio shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a Portfolio with respect to certain qualifying dividends received by the Portfolio from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

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Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds II, c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

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Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock
1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory

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requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolios' investments. The annual report describes the Portfolios' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolios' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be registered via this website.

Written Correspondence

BlackRock Funds II
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PREP-PR-R 0108

CENTURY

Bond Portfolios – Service Shares

Intermediate Government Bond

Intermediate Bond II

Total Return II

GNMA

AMT-Free Municipal Bond

Prospectus

These Bond Portfolios are portfolios of BlackRock Funds II managed by BlackRock and are available to Century investors.

JANUARY 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Supplemental Instructions for Century Investors

These Bond Portfolios are being offered through Century and its affiliated and correspondent banks.

Century investors who wish to purchase shares of the Bond Portfolios as described in the attached prospectus may do so through Century.

To purchase and redeem shares, please contact your Century representative at 781-393-4158.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Intermediate Government Bond	2

	Intermediate Bond II	10

	Total Return II	19

	GNMA	27

	AMT-Free Municipal Bond	35

About Your Investment	How to Sell Shares	48

	Dividends/Distributions/Taxes	56

How to Find the
Information You Need

About BlackRock Funds II

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds II (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 5 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

The funds included in this Prospectus were formerly part of BlackRock Funds, a Massachusetts business trust (the Former Trust). On June 8, 2007, the funds became portfolios of the Fund, a separate Massachusetts business trust. Each fund's investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial highlights and shareholder services are identical to those that existed when the fund was part of the Former Trust, and references to the Fund or a fund relating to periods prior to June 8, 2007 refer to the Former Trust or the fund as part of the Former Trust, respectively.

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BlackRock

Intermediate Government Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its net assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a

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security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government Securities issues from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

4

within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

5

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	7.01%	3.18%	5.03%	04/20/92
Return After Taxes on Distributions	5.44%	1.87%	3.24%
Return After Taxes on Distributions and Sale of Shares	4.52%	1.95%	3.20%
LB Intermediate Govt. Index (Reflects no deduction for fees, expenses or taxes)	8.47%	3.69%	5.55%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold

6

their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Interest expense	0.03%
Other expenses	0.53%
Service fees	0.25%
Other	0.28%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.06%
Fee waivers and expense reimbursements[2]	0.13%
Net expenses[2]	0.93%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$95	$324	$572	$1,282

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

7

portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.14	$10.19	$10.44	$10.62	$10.81
Income from investment operations
Net investment income	0.42 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.45
Net gain (loss) on investments (both realized and unrealized)	0.08	(0.07)	(0.25)	(0.17)	(0.16)
Total from investment operations	0.50	0.32	0.11	0.18	0.29
Less distributions
Distributions from net investment income	(0.42)	(0.37)	(0.24)	(0.36)	(0.48)
Distributions from capital	– –	– –	(0.07)	– –	– –
Distributions from net realized gains	– –	– –	(0.05)	– –	– –
Total distributions	(0.42)	(0.37)	(0.36)	(0.36)	(0.48)
Net asset value at end of period	$10.22	$10.14	$10.19	$10.44	$10.62
Total return	5.03%	3.18%	1.08%	1.71%	2.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,134	$831	$842	$1,235	$1,447
Ratios of expenses to average net assets
Net expenses	0.93%	0.90%	0.90%	0.86%	0.90%
Net expenses (excluding interest expense)	0.90%	0.90%	0.90%	0.86%	0.90%
Total expenses	1.06%	1.10%	1.14%	1.08%	1.15%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.09%	3.86%	3.48%	3.38%	4.22%
Before advisory/administration and other fee waivers	3.96%	3.66%	3.24%	3.16%	3.97%
Portfolio turnover rate	57%	92%	194%	200%	143%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

9

BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its net assets in non-dollar denominated bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific

10

date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or an investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

11

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non- U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

12

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

13

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

14

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	6.39%	3.63%	5.39%	09/17/93
Return After Taxes on Distributions	4.82%	2.13%	3.38%
Return After Taxes on Distributions and Sale of Shares	4.12%	2.25%	3.38%
LB Intermediate Govt./Credit Index (Reflects no deduction for fees, expenses or taxes)	7.39%	4.06%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Interest expense	0.02%
Other expenses	0.48%
Service fees	0.25%
Other	0.23%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.00%
Fee waivers and expense reimbursements[2]	0.08%
Net expenses[2]	0.92%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.80% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$94	$310	$545	$1,217

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

16

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

17

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.24	$9.33	$9.57	$9.89	$9.81
Income from investment operations
Net investment income	0.39 [2]	0.35 [2]	0.31 [2]	0.31 [2]	0.44
Net gain (loss) on investments (both realized and unrealized)	0.06	(0.08)	(0.19)	(0.10)	0.14
Total from investment operations	0.45	0.27	0.12	0.21	0.58
Less distributions
Distributions from net investment income	(0.41)	(0.36)	(0.28)	(0.31)	(0.48)
Distributions from net realized gains	– –	– –	(0.08)	(0.22)	(0.02)
Total distributions	(0.41)	(0.36)	(0.36)	(0.53)	(0.50)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.28	$9.24	$9.33	$9.57	$9.89
Total return	4.94%	2.98%[4]	1.30%	2.26%	6.08%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$257,580	$184,276	$94,557	$84,013	$56,632
Ratios of expenses to average net assets
Net expenses	0.82%	0.88%	0.86%	0.89%	0.89%
Net expenses (excluding interest expense)	0.80%	0.88%	0.86%	0.89%	0.89%
Total expenses	1.00%	1.11%	1.08%	1.10%	1.11%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.27%	3.80%	3.34%	3.23%	4.44%
Before advisory/administration and other fee waivers	4.09%	3.57%	3.12%	3.02%	4.22%
Portfolio turnover rate	101%	113%	194%	216%	220%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

18

BlackRock

Total Return Portfolio II

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

19

IMPORTANT DEFINITIONS

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

20

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice

21

versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investments, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-

22

term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	5.64%	3.97%	5.53%	12/09/92
Return After Taxes on Distributions	4.05%	2.34%	3.38%
Return After Taxes on Distributions and Sale of Shares	3.63%	2.45%	3.40%
Lehman Brothers U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

23

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.46%
Interest expense	0.04%
Other expenses	0.54%
Service fees	0.25%
Other	0.29%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.04%
Fee waivers and expense reimbursements[2]	0.15%
Net expenses[2]	0.89%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.82% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$91	$316	$559	$1,257

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM),

24

including the following individuals who have day-to-day responsibility: Scott Amero, Vice Chairman of BFM since 2007, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

Mr. Marra is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero has been a member of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

25

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.49	$9.62	$9.74	$10.01	$9.99
Income from investment operations
Net investment income	0.42 [2]	0.39 [2]	0.36 [2]	0.36 [2]	0.42
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.07)	(0.11)	(0.04)	0.16
Total from investment operations	0.38	0.32	0.25	0.32	0.58
Less distributions
Distributions from net investment income	(0.41)	(0.40)	(0.35)	(0.34)	(0.51)
Distributions from net realized gains	– –	(0.05)	(0.02)	(0.25)	(0.05)
Total distributions	(0.41)	(0.45)	(0.37)	(0.59)	(0.56)
Net asset value at end of period	$9.46	$9.49	$9.62	$9.74	$10.01
Total return	4.10%	3.38%	2.54%	3.38%	5.98%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$60,380	$127,902	$158,200	$152,085	$139,499
Ratios of expenses to average net assets
Net expenses	0.77%	0.76%	0.81%	0.84%	0.85%
Net expenses (excluding interest expense)	0.73%	0.76%	0.81%	0.84%	0.85%
Total expenses	1.03%	0.95%	1.03%	1.05%	1.08%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.40%	4.16%	3.73%	3.69%	4.09%
Before advisory/administration and other fee waivers	4.14%	3.97%	3.51%	3.48%	3.86%
Portfolio turnover rate	324%	197%	351%	360%	659%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions portfolio turnover would have been 257%.

26

BlackRock

GNMA Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury and to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

27

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

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Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability

29

of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	6.72%	3.84%	5.47%	05/18/98
Return After Taxes on Distributions	4.82%	2.07%	3.27%
Return After Taxes on Distributions and Sale of Shares	4.32%	2.23%	3.31%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	6.98%	4.39%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.55%
Interest expense	0.04%
Other expenses	0.48%
Service fees	0.25%
Other	0.23%
Acquired fund fees and expenses	0.01%
Total Annual Fund Operating expenses	1.08%
Fee waivers and expense reimbursements[1]	0.13%
Net expenses[1]	0.95%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.74% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$97	$331	$583	$1,306

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account

32

Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$9.53	$9.69	$9.87	$10.01	$10.23
Income from investment operations
Net investment income	0.44 [2]	0.41 [2]	0.39 [2]	0.44 [2]	0.50
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.08)	(0.19)	(0.08)	(0.14)
Total from investment operations	0.40	0.33	0.20	0.36	0.36
Less distributions
Distributions from net investment income	(0.49)	(0.49)	(0.38)	(0.50)	(0.58)
Net asset value at end of period	$9.44	$9.53	$9.69	$9.87	$10.01

Total return	4.26%	3.55%	2.02%	3.67%	3.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,047	$7,712	$8,129	$2,271	$1,554
Ratios of expenses to average net assets
Net expenses	0.78%	0.80%	0.86%	0.94%	0.93%
Net expenses (excluding interest expense)	0.74%	0.80%	0.86%	0.89%	0.90%
Total expenses	1.08%	1.10%	1.23%	1.25%	1.25%
Ratios of net investment income to average net assets?
After advisory/administration and other fee waivers	4.68%	4.36%	3.97%	4.45%	4.70%
Before advisory/administration and other fee waivers	4.38%	4.06%	3.60%	4.13%	4.39%
Portfolio turnover rate	553%	320%	521%	228%	1,365%[3]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

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BlackRock

AMT-Free Municipal Bond Portfolio

Investment Goal:

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax, and securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

35

IMPORTANT DEFINITIONS

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not

37

a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship

38

to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss

39

subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

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As of 12/31/07

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	1.88%	3.03%	3.70%	05/14/90
Return After Taxes on Distributions	1.81%	3.02%	3.67%
Return After Taxes on Distributions and Sale of Shares	2.62%	3.18%	3.77%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2009.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.50%
Other expenses	0.48%
Service fees	0.25%
Other	0.23%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.99%
Fee waivers and expense reimbursements[1]	0.08%
Net expenses[1,2]	0.91%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2009. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.79% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$93	$307	$539	$1,206

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.20%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $113, $370, $647 and $1,436, respectively.

Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006.

Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000.

Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank.

Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and another independent registered public accounting firm (for the other fiscal year shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2007 annual report as filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]
Net asset value at beginning of period	$10.92	$10.99	$11.10	$11.21	$11.38
Income from investment operations
Net investment income	0.43 [2]	0.43 [2]	0.44 [2]	0.45 [2]	0.49
Net gain (loss) on investments (both realized and unrealized)	(0.22)	(0.08)	(0.12)	(0.10)	(0.16)
Total from investment operations	0.21	0.35	0.32	0.35	0.33
Less distributions
Distributions from net investment income	(0.43)	(0.42)	(0.43)	(0.46)	(0.50)
Net asset value at end of period	$10.70	$10.92	$10.99	$11.10	$11.21
Total return	1.91%	3.29%	2.91%	3.16%	2.99%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,158	$1,249	$2,312	$2,702	$2,971
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.79%	0.88%	0.86%	0.86%	0.90%
Net expenses (including interest expense and fees)	0.99%	1.07%	0.98%	0.92%	0.99%
Total expenses	1.19%	1.62%	1.20%	1.14%	1.22%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.96%	3.91%	3.99%	4.09%	4.46%
Before advisory/administration and other fee waivers	3.76%	3.36%	3.77%	3.87%	4.23%
Portfolio turnover rate	88%	66%	87%	69%	72%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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About Your Investment

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

To purchase shares, contact your Century representative at (781) 393-4158. Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless,

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in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

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How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to Century whereby Century provides support services to its customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee to Century of up to 0.25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Century may provide one or more of the following services to its customers who own Service Shares:

(1) Responding to customer questions on the services performed by Century and investments in Service Shares;

(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3) Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to Century pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations, including Century, pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations, including Century, for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Century for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Selling Shares

Customers of Century may redeem Service Shares in accordance with the procedures applicable to their accounts. Customers may redeem shares by contacting their Century representative at (781) 393-4158. Century is responsible for transmitting redemption orders and crediting its customers' accounts with redemption proceeds on a timely basis.

Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees". Century, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Century and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern Time) on a business day is normally made in Federal funds wired on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern Time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although Century may charge for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from Century. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. The Fund is not responsible for the efficiency of the Federal wire system. Century may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds

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are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it

49

reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of BlackRock's High Yield Bond, International Bond, Emerging Market Debt, Strategic Income, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios and Commodity Strategies Fund, Developing Capital Markets Fund, Inc., EuroFund, Global

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Allocation Fund, Inc., Global Dynamic Equity Fund, Global Financial Services Fund, Inc., Global Growth Fund, Inc., Global SmallCap Fund, Inc., International Fund, International Index Fund, International Value Fund, Latin America Fund, Inc., Pacific Fund, Inc., Small Cap Growth Fund II, Small Cap Index Fund, Technology Fund, Inc., Value Opportunities Fund, Inc., High Income Fund and World Income Fund, Inc. will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute

51

discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Management

The Fund's adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. BlackRock pays BFM a portion of the fees it receives pursuant to the investment advisory contract. For the fiscal year ended September 30, 2007, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Intermediate Government Bond	0.46%
Intermediate Bond II	0.31%
Total Return II	0.28%
GNMA	0.25%
AMT-Free Municipal Bond	0.30%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except GNMA	GNMA
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%
$1 billion— $2 billion	0.450%	0.500%
$2-billion— $3 billion	0.425%	0.475%
greater than $3 billion	0.400%	0.450%

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A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates

54

are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions

55

with or for the funds, and may receive compensation for such services. The funds may also make brokerage and other payments to Affiliates in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

56

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The AMT-Free Municipal Bond Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the fund may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by the fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

57

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-CT-BD 0108

BLACKROCK FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Conservative Prepared Portfolio, Moderate Prepared Portfolio, Growth Prepared Portfolio and Aggressive Growth Prepared Portfolio (collectively, the “Prepared Portfolios”) of BlackRock Funds II (the “Fund”).  The investment adviser for each Prepared Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

The Prepared Portfolios were formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”).  On June 8, 2007, the Prepared Portfolios became portfolios of the Fund, a separate Massachusetts business trust.  Each Prepared Portfolio’s investment goal and strategies, risks, shareholder fees and expenses, management, and shareholder services are identical to those that existed when such Prepared Portfolio was part of the Former Trust, and references to the Fund or a Prepared Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Prepared Portfolio as part of the Former Trust, respectively.

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Prepared Portfolios dated January 31, 2008, each as amended or supplemented from time to time (the “Prospectuses”).  Terms used but not defined herein have the meanings given to them in the Prospectuses.  Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated January 31, 2008.

TABLE OF CONTENTS

Page

1
INVESTMENT POLICIES
50
ADDITIONAL INVESTMENT LIMITATIONS
53
TRUSTEES AND OFFICERS
60
SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS	60

EXPENSES	68

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS	69

PURCHASE AND REDEMPTION INFORMATION	79

VALUATION OF PORTFOLIO SECURITIES	88

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES	89

ADDITIONAL INFORMATION CONCERNING SHARES	94

MISCELLANEOUS	95

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Prepared Portfolios’ investment policies.  To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Prepared Portfolios.  Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

This Statement of Additional Information also contains information on the underlying funds (as defined in the Prospectuses) in which the Prepared Portfolios may invest.  Unless otherwise indicated herein, references to a “Portfolio” or the “Portfolios” refer to the Prepared Portfolios and the underlying funds, references to “Equity Portfolios” refer to the Prepared Portfolios and the underlying funds that are equity funds (as defined in the Prospectuses) and references to “Bond Portfolios” refer to the Prepared Portfolios and the underlying funds that are fixed income funds (as defined in the Prospectuses)

Additional Information on Investment Strategies

Prepared Portfolios.  If the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group determine that no suitable BlackRock fund is available for a particular allocation with respect to a Prepared Portfolio, the portfolio managers may select underlying funds from equity or fixed income mutual funds or exchange-traded funds (“ETFs”) managed by other investment advisers, subject to applicable law.

Equity Portfolios.  Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Equity Portfolios may invest in shares of companies through initial public offerings (“IPOs”).  IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios.  There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance.  The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Equity Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Science and Technology Companies.  Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

These companies may allocate greater than usual amounts of resources to research and product development.  The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs.  In addition, these companies could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

Health Sciences and Healthcare Companies.  A variety of important factors are influencing the health sciences and related industries in significant ways. The aging of the overall population, and a focus on good health and prevention of illness, as well as increased attention to the diagnosis of diseases and deficiencies, have generated growth in the health science field.

Technological advances in the development of drugs, medical devices and procedures and genetic engineering have similarly fostered growth in the health care area. The focus of consumers and regulators on health care costs, managed health care programs, health maintenance organizations and other service delivery arrangements have driven the industries further.

At the same time, these forces have heightened the difficulty of investing in health sciences companies. Shifts in consumer attitudes or regulatory policy, or new medical or technological developments, can have a substantial positive or negative effect on a company’s business. Such companies may face special risks that their products or services may not prove to be commercially successful or may be rendered obsolete by further scientific and technological developments.  The value of a Portfolio’s investment in a company whose products are not commercially successful or are rendered obsolete may decrease substantially.  Changes in the financial infrastructure for health sciences may also affect the companies. For example, changes in Medicare/Medicaid and private insurance coverage, as well as the consolidation or break-up of individual companies themselves, influence the overall business prospects of the health sciences sector.

The Portfolios may invest in companies that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with healthcare or medicine. Such companies may be in a variety of industries and may include pharmaceutical companies; companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical, diagnostic and biochemical research and development; and companies involved in the ownership and/or operation of healthcare facilities, including health maintenance organizations, insurance companies, and health information technology companies.

Natural Resources Companies.  Energy companies and companies with large natural resource holdings, including metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural commodities, can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas and other natural resource commodities, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affecting by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in energy and natural resources companies include:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy and other natural resource commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy

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and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk. The operations and financial performance of energy and natural resources companies may be directly affected by energy and other natural resource commodity prices, especially those energy and natural resources companies which own the underlying energy and other natural resource commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Utility Industries. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or manmade disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Portfolios may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

3

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.  There can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The Portfolios’ investment policies are designed to enable them to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Portfolio, in order to attract significant capital for growth, foreign governments may seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate

4

authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  As with other utilities, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

5

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risks other than those noted above will not develop in the future.

Inflation Protected Bonds.  The Portfolios may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Inflation Protected Bond Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Securities.

The Portfolios may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  In particular, the Portfolios may invest in:

6

(a)                                  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)                                 high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s (“S&P”), Prime-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)                                  unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s adviser;

(d)                                 asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)                                  securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)                                    dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)                                 funding agreements issued by highly-rated U.S. insurance companies;

(h)                                 securities issued or guaranteed by state or local governmental bodies;

(i)                                     repurchase agreements relating to the above instruments; and

(j)                                     municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k)                                  fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)                                     tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)                               municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)                                 unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolios’ adviser under guidelines established by the Board; and

(o)                                 municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Municipal Investments.  The two principal classifications of Municipal Securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.  Consequently, the

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credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Municipal Securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Securities are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities.  Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments.  However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis.  Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Securities may be less extensive than the information for public corporations, and the secondary market for Municipal Securities may be less liquid than that for taxable obligations.  Accordingly, the ability of a Portfolio to buy and sell Municipal Securities may, at any particular time and with respect to any particular securities, be limited.  In addition, Municipal Securities purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions.  Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share prices.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance.  The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Private Activity Bonds (“PABs”). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds.  Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Bond Portfolio may lose money.

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Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Bond Portfolio since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Yields. Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Bond Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Bond Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Securities and the obligations of the issuer of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Bond Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Bond Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Bond Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Bond Portfolio’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Bond Portfolio’s yield on a VRDO will increase and the Bond Portfolio’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Bond Portfolio’s restriction on illiquid investments unless, in the judgment of the Board such VRDO is liquid. The Board may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts.  Certain of the Portfolios deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility

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requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Portfolio. As a result, a Portfolio’s ability to hedge effectively all or a portion of the value of its Municipal Securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Securities held by the Bond Portfolios. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Securities held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Securities held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.  A Bond Portfolio may purchase a Municipal Security issuer’s right to call all or a portion of such Municipal Security for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Securities, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a Municipal Security as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions.  In order to hedge the value of a Bond Portfolio against interest rate fluctuations or to enhance a Bond Portfolio’s income, a Bond Portfolio may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Bond Portfolio enters into these transactions, the Bond Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Bond Portfolio anticipates purchasing at a later date. A Bond Portfolio intends to use these transactions primarily as a hedge rather than as a speculative investment.

However, a Bond Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Bond Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Bond Portfolio may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Bond Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Bond Portfolio and increase a Bond Portfolio’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Security with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Bond Portfolio may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Bond Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect

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against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Bond Portfolio can create a synthetic long or short position, allowing the Bond Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between a Bond Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Bond Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Bond Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Bond Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Bond Portfolio, which would cause the Bond Portfolio to make payments to its counterparty in the transaction that could adversely affect the Bond Portfolio’s performance. A Bond Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Bond Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Bond Portfolio.

Insured Municipal Bonds.  Bonds purchased by a Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures.  Either the issuer of the bond or the Portfolio purchases the insurance.  Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments.  However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value.  Also, the Portfolio cannot be certain that any insurance company does not make these payments.  In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield.  The Portfolio seeks to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s.  However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds.  If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Reverse Repurchase Agreements and Other Borrowings.  Each Portfolio is authorized to borrow money.  Most Portfolios will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Portfolios may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase

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them at a particular date and price.  Such Agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the “1940 Act”).  Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines.  The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative.  Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio.  During the time a reverse repurchase agreement is outstanding, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.  In addition, each Prepared Portfolio and certain other Portfolios may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the adviser from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Portfolio may at times borrow from affiliates of the adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolios may enter into dollar roll transactions.  A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls.  At the time a Portfolio enters into a dollar roll transaction, the adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained.  A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds.  The Portfolios may invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Securities. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. The adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields

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available on fixed rate Municipal Securities with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Securities purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Securities. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Securities to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Securities or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Securities owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Securities held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Securities owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Securities) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Securities owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Securities owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Securities.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Securities owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Securities it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Securities). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Securities owned by the tender option bond trust.

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A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments.  To the extent permitted by applicable law, the Portfolios may purchase rated and unrated variable and floating rate instruments.  These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  A Portfolio may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. The interest rate of an inverse floating obligation resets in the opposite direction from the market rate of interest on a security or index to which it is related.  An inverse floating obligation may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives.  The higher degree of leverage inherent in inverse floating obligations is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The adviser believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

With respect to purchasable variable and floating rate instruments, the adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand.  Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Bank Loans.  Bank loans are generally non-investment grade floating rate instruments.  Usually, they are freely callable at the issuer’s option.  Each Prepared Portfolio and certain other Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”).  A Portfolio may invest in such Loans in the

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form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s adviser to be creditworthy.  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk.  The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future.  For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations.  In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser that an adequate trading market exists for these securities.  To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Preferred Stock.  Certain of the Portfolios may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. Certain of the Portfolios may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for

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accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities.  The Portfolios each may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a

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convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash- Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its

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two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Pay-in-kind Bonds.  The Portfolios may invest in Pay-in-kind, or PIK, bonds.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.  The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.  Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks.  Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies.  Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.

Interest Rate and Extension Risk.  The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.  Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Mortgage-Related and Asset-Backed Securities.  The Bond Portfolios (except the Municipal Bond Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

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Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  See “-Interest Rate and Extension Risk” above.

Any investments the Prepared Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.  Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate

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market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities.  Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the

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Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”).  These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests.  The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer.  Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.  The Portfolios do not currently intend to purchase residual interests.  The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date.  Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.  Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified

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rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

 FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”).  PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool.  With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will

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purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. An Equity Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

U.S. Government Obligations.  The Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

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Supranational Organization Obligations.  The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.  Additional examples of  such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations.  The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations.  In determining whether a lease obligation is liquid, the adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets.  Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt.  In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper.  The Portfolios may purchase commercial paper.  Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933.  Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements.  Each Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  Repurchase agreements are, in substance, loans.  Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

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Each Portfolio may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement).  The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser.  A Portfolio’s adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium).  The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.  The Portfolio’s adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.  Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations.  The Portfolios may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser.  The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P.  It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.  If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities.  The Prepared Portfolios and certain other Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company.  While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time.  High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated.  The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition.  High yield securities are considered to

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be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities.  Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.  The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities.  In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default.  Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest.  If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets.  Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for high yield securities may be affected by legislative and regulatory developments.  These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.  Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price.  Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

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High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures.  If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk.  Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds.  Because of this, the Portfolio’s performance may depend more on the adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.  For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio.  The adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.  If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.  The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Corporate Loans.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks.  As a result, the value of corporate loan investments is generally less

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exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed.  By investing in a corporate loan, the Portfolio may become a member of the syndicate.  The corporate loans in which the Portfolio may invest are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portoflio’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Mezzanine Investments.  The Prepared Portfolios and certain other Portfolios, consistent with restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants).  Such mezzanine investments may be issued with or without registration rights.  Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations.  The Prepared Portfolios and certain other Portfolios may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities.  In addition, each Bond and Equity Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio.  The pool of securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments.  Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis.  These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  In these cases the Portfolio may realize a taxable capital gain or loss.

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When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities.  The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase.  Each Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Non-U.S. Investments.  The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

In addition to equity securities, non-U.S. investments of the Portfolios may include:  (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities

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or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.  Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holdings Fund Assets Outside the United States.  A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

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Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Sovereign Debt. Some Portfolios may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital

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markets will continue to present viable investment opportunities for a Portfolio.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance.  These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent

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inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect privatesector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries

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require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.  Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.  There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio.  For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Brady Bonds.  A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.  Brady Bonds are securities created through the exchange of

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existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative.  There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs.  Each Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives.  The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly

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and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts.  To the extent consistent with its investment objective and policies and applicable law, each Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging.  Certain Portfolios may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and may write covered call options on up to 100% of the currencies in its portfolio.  For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time.  These options may relate to particular securities, securities indices, or the yield differential between two securities or non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.  There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options.  In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves.  A Portfolio will write call options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value.  A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio.  When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale,

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the mean between the last bid and asked prices.  If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid.  If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective and policies and applicable law, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Prepared Portfolios and certain other Portfolios may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency.  A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation.  A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade.  When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period.  When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.  In connection with a Portfolio’s position in a futures contract or related option, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

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The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Prepared Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Options on GNMA Certificates. A Bond Portfolio may invest in options on GNMA Certificates.  The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Bond Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Bond Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Bond Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Bond Portfolio will no longer be covered, and the Bond Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Bond Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Interest Rate Transactions, Currency Swaps and Swaptions.  The Portfolios, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”).  The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.  They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, certain Portfolios that invest in non-U.S. securities may enter into currency swaps.  Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

Certain Portfolios, to the extent permitted under applicable law, may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

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A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps.  To the extent consistent with their investment strategies and applicable law, certain Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.  The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics.

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Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The adviser’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The adviser, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the adviser may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the adviser believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic

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leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Inflation risk.  Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Non-U.S. Currency Transactions.  Certain Portfolios, to the extent permitted by applicable law, may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates.  Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging).  The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.  A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.  A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances.  First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency.  With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the

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securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. Some of the forward non-U.S. currency contracts entered into by the Portfolios are classified as non-deliverable forwards (NDF).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.  In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency.  A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging.  A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.  For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen.  The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines.  For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or securities will be added.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.  Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Stand-by Commitments.  Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the

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security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Security, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Security at a specified price.  Stand-by commitments for Municipal Securities may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Securities and may be sold, transferred or assigned only with the instruments involved.  It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Securities which are acquired subject to the commitment for Municipal Securities (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments for Municipal Securities held by a Portfolio will not exceed ½ of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks.  A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Tax-Exempt Derivatives.  To the extent permitted by applicable law, certain Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used.  For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created.  Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.  In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian.  Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.  A participation interest gives the Portfolio an undivided interest in a Municipal Security in the proportion the Portfolio’s participation bears to the total principal amount of the Municipal Security, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.  The Prepared Portfolios and certain other Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities.  Neither the Portfolio nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares.  The Prepared Portfolios and certain other Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt

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from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.  The Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk.  Certain of the Portfolios intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portoflio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio. In particular, a case currently pending before the U.S Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

Securities Lending.  A Portfolio may seek additional income by lending securities on a short-term basis.  Voting rights may pass with the lending of securities.  The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs.  The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities.  A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.  The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer

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a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as securities lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission (“SEC”).

Yields and Ratings.  The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  Subsequent to its purchase by a Portfolio, a rated security may cease to be rated.  A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investment in Other Investment Companies.  In connection with the management of their daily cash positions and subject to applicable law, the Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange.  The Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) within the limits prescribed by the 1940 Act and set forth below.  These may include ETFs.  The Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.”  Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.  Securities of other investment companies will be acquired within limits prescribed by the 1940 Act.  As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management and advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the management and advisory fees and other expenses the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Stripped and Zero Coupon Obligations.  To the extent consistent with their investment objectives, the Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”).  Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to

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investors, and they are often illiquid.  The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations.  A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only).  However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.  The market value of SMBS can be extremely volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments.  Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.  Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See “Certain U.S. Federal Income Tax Consequences.”

Funding Agreements.  The Portfolios may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales.  Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Portfolio will

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be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Prepared Portfolios and certain other Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.

Liquidity Management.  As a temporary defensive measure if its adviser determines that market conditions warrant, each Equity Portfolio may invest without limitation in high quality money market instruments.  The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.  Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities.  No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid.  GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price.  Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees.  A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security.  Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs.  In pursuing its investment strategy, a Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in

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mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares.  Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in Mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.

Master Limited Partnerships. The Equity Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Equity Portfolios intend to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not

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paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Equity Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Portfolio Turnover Rates.  A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of a Portfolio’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

CERTAIN MERRILL LYNCH EXEMPTIVE ORDERS

The Fund and the Adviser and its affiliates are now operating under two exemptive orders that were previously issued to Merrill Lynch and/or its affiliates (collectively, “Merrill Lynch” or “Investment Advisers”). The first exemptive order, issued on January 5, 1987, permits certain Merrill Lynch tax-exempt funds to conduct principal transactions with a Merrill Lynch broker-dealer affiliate in the secondary market or in fixed price dollar offerings not involving underwriting syndicates with respect to short-term tax-exempt securities (including municipal securities), subject to certain conditions including: (i) purchase or sale transactions may be conducted only in short-term tax-exempt securities having one of the two highest investment grade ratings from at least one nationally recognized rating agency; (ii) for solicited secondary market transactions, a determination is required, based upon the information available to a Fund and the Adviser or, that the price available from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is “better than” the prices available from other sources; (iii) MLPF&S’s spread will be no greater than its customary dealer spread and will be consistent with the average spread charged by underwriters or dealers in Short-Term Tax-Exempt Securities for the type of security and size of transaction involved; and (iv) Merrill Lynch will have no involvement in proposed transactions and will not attempt to influence or control the placing by the Funds or Investment Advisers of orders with MLPF&S.

ADDITIONAL INVESTMENT LIMITATIONS

The following section applies to the Prepared Portfolios only.

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Each of the Portfolios may not:

1.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) each Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of the concentration policy, the Prepared Portfolios will look through to the portfolio holdings of the underlying funds in which they invest and will aggregate the holdings of the underlying funds (on a

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pro rata basis based on each Prepared Portfolio’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above.  For the purposes of this policy, only those underlying funds that are part of the BlackRock family of funds will be aggregated; the Prepared Portfolios will not aggregate underlying fund holdings, if any, in underlying funds outside of the BlackRock family of funds.

2.             Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.  Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.  For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

3.             Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4.             Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5.             Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

6.             Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

7.             Purchase securities of companies for the purpose of exercising control.

8.             Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9.             Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

10.           Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

11.           Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken.  Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an

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investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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TRUSTEES AND OFFICERS

THE FUND

The Board of Trustees of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees.

The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board compensation, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding noninterested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on, and where appropriate recommend, policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

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The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John F. O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Director. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agree-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee. The Audit Committee met 5 times in the last fiscal year.  The Governance and Nominating Committee met 4 times in the last fiscal year. The Compliance Committee met 4 times in the last fiscal year. The Valuation and Pricing Committee met 4 times in the last fiscal year.  The Performance Review Committee met 3 times in the last fiscal year.

Biographical Information

        Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees:

James H. Bodurtha (1944)(c)	Trustee	Trustee since 2002

Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey (a law firm) from 1980 to 1993.

				37 registered investment companies consisting of 103 portfolios	None

Bruce R. Bond (1946)	Trustee	Trustee since 2007

Trustee and member of the Governance Committee, State Street Research mutual funds (“SSR Funds”) from 1997 to 2005; Board Member of Governance, Audit and Finance Committee of Avaya, Inc. (computer equipment) from 2003 to 2007.

				37 registered investment companies consisting of 103 portfolios	Avaya, Inc. (information technology)

Donald W. Burton (1944)	Trustee	Trustee since 2007

Managing General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.

				37 registered investment companies consisting of 103 portfolios	Knology, Inc. (telecommuni-cations); Capital Southwest (financial)

Honorable Stuart E. Eizenstat (1943)(d)	Trustee	Trustee since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; Advisory Board Member of the Coca Cola Company (beverage) since 2002; Advisory Board Member of BT Americas (telecommunications) since 2004; Member of the Board of Directors of Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board of GML (energy) since 2003; Deputy Secretary of the Treasury from 1999 to 2001; Under Secretary of State for Economic, Business and Agricultural Affairs from 1997 to 1999; Under Secretary of Commerce for International Trade from 1996 to 1997; U.S. Ambassador to the European Union from 1993 to 1996.

				37 registered investment companies consisting of 103 portfolios	UPS Corporation (delivery service)

Kenneth A. Froot (1957)	Trustee	Trustee since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	37 registered investment companies consisting of 103 portfolios	None

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Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Robert M. Hernandez (1944)(e)	Trustee	Trustee since 2007

USX Corporation (a diversified company principally engaged in energy and steel business), Director from 1991 to 2001; and Vice Chairman and Chief Financial Officer from 1994 to 2001; Executive Vice President - Accounting and Finance and Chief Financial Officer thereof from 1991 to 1994.

				37 registered investment companies consisting of 103 portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metal); Tyco Electronics (electronics)

John F. O’Brien (1943)	Trustee	Trustee since 2007

President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002 and Director of various other Allmerica Financial companies until 2002; Director from 1989 to 2006, Member of the Governance Nominating Committee from 2004 to 2006, Member of the Compensation Committee from 1989 to 2006 and Member of the Audit Committee from 1990 to 2004 of ABIOMED; Director, Member of the Governance and Nomination Committee and Member of the Audit Committee of Cabot Corporation since 1990; Director and Member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 1996; Trustee of the Woods Hole Oceanographic Institute since 2003. Director, Ameresco, Inc. (Energy Solutions Consulting & Engineering) since 2006. Director, Boston Lyric Opera since 2002.

				37 registered investment companies consisting of 103 portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo (1942)	Trustee	Trustee since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (a law firm) since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly and Ramo, Attorneys at Law P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute from 2004 to 2007 and President elect, 2007.

				37 registered investment companies consisting of 103 portfolios	None

Jean Margo Reid (1945)	Trustee	Trustee since 2007

Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.

				37 registered investment companies consisting of 103 portfolios	None

David H. Walsh (1941)(f)	Trustee	Trustee since 2007	Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Consultant with Putnam Investments from 1993 to 2003, and employed in	37 registered investment companies consisting of 103 portfolios	None

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Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

various capacities therewith from 1973 to 1992; Director, Massachusetts Audubon Society from 1990 to 1997; Director, The National Audubon Society from 1998 to 2005; Director, The American Museum of Fly Fishing since 1997.

Fred G. Weiss (1941)(g)	Trustee	Trustee since 2007

Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, Watson Pharmaceutical, Inc. (pharmaceutical company) since 1999; Director of Osmotica Holdings Corp. (a drug delivery technology company) since 2003; Director of KIMC Investments, Inc. dba MedVance Institute (a chain of for-profit allied health training schools) since 2003.

				37 registered investment companies consisting of 103 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company).

Richard R. West (1938)	Trustee	Trustee since 2007	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	37 registered investment companies consisting of 103 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Interested Trustees:

Richard S. Davis (1945)(h)	Trustee	Trustee since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman SSR Realty from 2000 to 2004.

				184 registered investment companies consisting of 289 portfolios	None

Laurence D. Fink (1952)(i)	Trustee	Trustee since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

				37 registered investment companies consisting of 103 portfolios	BlackRock, Inc.

Henry Gabbay (1947)(j)	Trustee	Trustee since 2007

Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc. from 1989 to June, 2007; Chief Administrative Officer, BlackRock, Inc. from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target

				183 registered investment companies consisting of 290 portfolios	None

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Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.

(a)           Unless otherwise indicated, the address of each Trustee is 40 East 52nd Street, New York, NY 10022.

(b)           Each Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 72.

(c)           Chairman of the Compliance Committee.

(d)           Chairman of Governance and Nominating Committee.

(e)           Chairman of the Board of Trustees.

(f)            Chairman of the Performance Oversight Committee.

(g)           Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

(h)           Mr. Davis is an interested person of the Trust due to his position at BlackRock, Inc.

(i)            Mr. Fink is an interested person of the Trust due to his position at BlackRock, Inc.

(j)            Mr. Gabbay is an interested person of the Trust due to his ownership of BlackRock, Inc. and PNC Financial Services Group securities.

Certain biographical and other information relating to the officers of the Fund, is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive Officer since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Vice President and Secretary of IQ Funds since 2004.

				195 registered investment companies consisting of 303 portfolios	None

Anne Ackerley (1962)	Vice President	Vice President since 2007

Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Operating Officer, Public Finance Group from 1995 to 1997, and First Vice President, Emerging Markets Fixed Income Research from 1994 to 1995, Merrill Lynch & Co., Inc.

				185 registered investment companies consisting of 293 portfolios	None

Howard Surloff (1965)	Secretary	Secretary since 2007	Managing Director of BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc since 2006; General Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	185 registered investment companies consisting of 293 portfolios	None

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Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Brian P. Kindelan (1959)	Chief Compliance Officer	Chief Compliance Officer since 2007

Managing Director and Senior Counsel since January 2005, Director and Senior Counsel from 2001 to 2004 and Vice President and Senior Counsel from 1998 to 2000, BlackRock, Inc.; Senior Counsel, PNC Bank Corporation from May 1995 to April 1998.

				185 registered investment companies consisting of 293 portfolios	None

Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007

Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006; Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. from 1992 to 2006.

				185 registered investment companies consisting of 293 portfolios	None

Jay M. Fife (1970)	Treasurer	Treasurer since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. since 2006; Assistant Treasurer of the funds advised by MLIM or its affiliates from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

				185 registered investment companies consisting of 293 portfolios	None

(a)           Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.

(b)           Each officer is elected by and serves at the pleasure of the Board of Trustees of the Trust.

Share Ownership

        Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Trustee*	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees:
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	Over $100,000
Henry Gabbay	None	Over $100,000
Non-Interested Trustees:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	None
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	None
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	Over $100,000

*              With the exception of Mr. Bodurtha, Mr. Froot and Ms. Cooper Ramo, each of the non-interested Trustees assumed office on November 1, 2007. The Trustees anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

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        Trustees of the Fund are eligible purchase Institutional shares of the Fund.

        As of December 7, 2007, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

        Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

        The following table sets forth the compensation earned by the non-Interested Trustees for the fiscal year ended September 30, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name(a)	Compensation from the Trust(g)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds	Number of BlackRock-Advised Funds and Portfolios (as of December 31, 2007)

James H. Bodurtha (b)	None	None	$296,015	37 registered investment companies consisting of 57 portfolios
Bruce R. Bond	$174	None	$225,261	2 registered investment companies consisting of 52 portfolios
Donald W. Burton	None	None	$158,792	21 registered investment companies consisting of 38 portfolios
Stuart E. Eizenstat (c)	$169	None	$226,015	2 registered investment companies consisting of 52 portfolios
Kenneth A. Froot	None	None	$250,136	37 registered investment companies consisting of 57 portfolios
Robert M. Hernandez (d)	$184	None	$234,942	2 registered investment companies consisting of 52 portfolios
John F. O’Brien	None	None	$158,792	21 registered investment companies consisting of 38 portfolios
Roberta Cooper Ramo	None	None	$250,136	37 registered investment companies consisting of 57 portfolios

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Jean Margo Reid	None	None	$171,433	47 registered investment companies consisting of 49 portfolios
David H. Walsh (e)	None	None	$162,958	21 registered investment companies consisting of 38 portfolios
Fred G. Weiss (f)	None	None	$183,160	21 registered investment companies consisting of 38 portfolios
Richard R. West	None	None	$171,433	47 registered investment companies consisting of 49 portfolios

(a)           Each of the non-interested Trustees assumed office on November 1, 2007.

(b)           Chairman of the Compliance Committee.

(c)           Chairman of the Governance and Nominating Committee.

(d)           Chairman of the Board of Trustees.

(e)           Chairman of the Performance Oversight Committee.

(f)            Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

(g)                                 For the fiscal year ended September 30, 2007, the Fund paid aggregate compensation of $1,070 to all the Trustees then holding such office.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.  The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee.  With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS

The following section applies to the Prepared Portfolios only.

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Advisory Agreement.  The advisory services provided by BlackRock are described in the Prospectuses.

BlackRock will not receive any advisory fees from the Portfolios for its advisory services.

BlackRock renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement with BlackRock is referred to as the “Advisory Contract.”

A discussion regarding the basis for the Board’s approval of the Advisory Contract will be available in the Fund’s semi-annual report to shareholders.

Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contract.  Under the Advisory Contract, BlackRock is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Advisory Contract is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock.  BlackRock may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund.

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement.  BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”).  PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants.  The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations

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thereunder.  In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center.  The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.  For the fiscal year ended September 30, 2007, the Fund reimbursed BlackRock $703,629 pursuant to the Agreement.

For the period from October 1, 2006 through September 30, 2007, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Conservative Prepared Portfolio	$716	$4,012	$0
Moderate Prepared Portfolio	2,361	12,118	0
Growth Prepared Portfolio	2,231	15,467	0
Aggressive Growth Prepared Portfolio	706	6,287	0

Custodian and Transfer Agency Agreements.  Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations.  PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.  Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a monthly fee of $1,000 per Portfolio, assuming each such Portfolio invests solely in underlying funds of the Fund.  PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio.  PFPC may,on

62

30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp.  For its services, PFPC receives per account and transaction fees and disbursements.

Distribution Agreement and Distribution and Service Plan.  The Fund has entered into a distribution agreement with BDI under which BDI, as agent, offers shares of each Portfolio on a continuous basis.  BDI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.  BDI’s principal business address is 760 Moore Road, King of Prussia, PA 19406.  BDI is an affiliate of BlackRock.

Pursuant to the Fund’s Distribution and Service Plan (the “Plan”), the Fund may pay BDI and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services.  Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan.  In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders.  In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund.  The Plan provides, among other things, that:  (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .25% of the average daily net asset value of each Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor B Shares, a maximum annual rate of.50% of the average daily net asset value of each Portfolio’s outstanding Investor B1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor B2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares, a maximum annual rate of .55% of the average daily net asset value of each Portfolio’s outstanding Investor C1 Shares and a maximum annual rate of ..30% of the average daily net asset value of each Portfolio’s outstanding Investor C2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

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From time to time BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time.  Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BDI.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan.  However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund).  From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.  These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing.  These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts.  The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations.  The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable regulations of the Financial Industry Regulatory Authority (“FINRA”), the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed.  As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the BlackRock funds and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the BlackRock funds.

In lieu of payments pursuant to the foregoing, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula or tables, respectively, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.  You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and

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(iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities.  These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan.  The fees are paid according to the following schedule: Money Market Portfolios - .15% of net assets; Bond
Portfolios - .20% of net assets (except that with respect to the Enhanced Income and Inflation Protected Bond Portfolios, the fee
is .05% of net assets); and Equity Portfolios - .25% of net assets.

Service Organizations may charge their clients additional fees for account-related services.  Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization.  Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Portfolios.  Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record.  In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares and .10% for Investor A1, Investor B2 and Investor C2  Shares, of all Portfolios owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the fiscal year ended September 30, 2007, BlackRock retained an aggregate of $107,775 and $825,165 in distribution and shareholder fees, respectively.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the twelve months ended September 30, 2007, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

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Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	—	—	$2,002	—
Moderate Prepared	—	—	6,575	—
Growth Prepared	—	—	9,486	—
Aggressive Growth Prepared	—	—	2,551	—

Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	$26,900	—	$8,966	—
Moderate Prepared	78,210	—	26,070	—
Growth Prepared	82,132	—	27,378	—
Aggressive Growth Prepared	31,215	—	10,406	—

Portfolios – Investor R Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Conservative Prepared	$355	—	$355	—
Moderate Prepared	1,180	—	1,180	—
Growth Prepared	756	—	756	—
Aggressive Growth Prepared	372	—	372	—

Other Distribution Arrangements.  The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain jurisdictions.  Payments made pursuant to the UBS AG agreement may be made in connection with the sale and distribution of Fund shares.  The level of payments made to UBS AG for the sale and distribution of Fund shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in Equity Portfolios of BlackRock funds and 0.15% of the assets attributable to UBS AG  invested in Bond Portfolios of BlackRock funds.   BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

Code of Ethics.  The Fund, BlackRock and BDI have adopted codes of ethics under Rule 17j-1 under the 1940 Act.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies.  The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies.  The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30.  The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as

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consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information.  Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available.  Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics.  Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.             Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.             Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings.  In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.             Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.             Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

Other Information.  To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation.  All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers.  In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.  The Board of Trustees provides ongoing oversight of the Fund’s and CCO’s compliance with the Guidelines. As part of this oversight function, the Trustees will receive from the Fund’s CCO reports on any violations of these Guidelines that may occur.

Ongoing Arrangements.  As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

(1)           The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

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1.             Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.             PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.             PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.             Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.             Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.             Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg eVestments Alliance and Informa/PSN Investment Solutions.

7.             Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.             Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

The following section applies to the Prepared Portfolios only.

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid.  These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund.  Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

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PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

The following section applies to the Prepared Portfolios only.

Portfolio Managers

As of September 30, 2007, Philip Green managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	10	$783 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$799 million	2	$150 million
Other Accounts	2	$147 million	1	$95 million

As of September 30, 2007, Linda Zhang managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	10	$783 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Mr. Green currently manages certain accounts that are subject to performance fees. In addition, Mr. Green assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide

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BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive fixed base compensation based on their seniority and/or their position with the firm.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock (“LTIP awards”). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock (“LTIP II awards”). Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years.  Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards —Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Green and Dr. Zhang do not participate in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.   Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

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Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured.  A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated.  With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Managers	Portfolio(s) Managed	Benchmarks Applicable to Each Manager

Philip Green and Linda Zhang	Conservative Prepared Portfolio

A combination of market-based indices (e.g., custom 60% Lehman Brothers U.S. Aggregate Index/ 32% Russell 3000® Index/ 8% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Moderate Prepared Portfolio

A combination of market-based indices (e.g., custom 40% Lehman Brothers U.S. Aggregate Index/ 48% Russell 3000® Index/ 12% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Growth Prepared Portfolio

A combination of market-based indices (e.g., custom 20% Lehman Brothers U.S. Aggregate Index/ 64% Russell 3000® Index/ 16% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Aggressive Growth Prepared Portfolio	A combination of market-based indices (e.g., custom 80% Russell 3000® Index/20% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

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The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5, and 10-year periods, as applicable.  Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Securities Ownership of Portfolio Managers

As of September 30, 2007, neither portfolio manager owned securities of any Prepared Portfolio.

Portfolio Transactions

In executing portfolio transactions, the adviser seeks to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.  Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers.  The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker.  Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers.  The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission.  The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable.  Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions.  BlackRock allocates investments among client accounts in a fair and equitable manner.  A variety of factors will be considered in making such allocations.  These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as

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may be approved by BlackRock’s general counsel.  Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis.  This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred.  All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market.  When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take.  In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible.  Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account.  Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis.  In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts.  For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”).  In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost.  The costs associated with a bunched order will be shared pro rata among the clients in the bunched order.  Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted.  While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio.  Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order.  Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PTC, PFPC, BDI, Merrill Lynch, PNC Bank or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in

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accordance with Rule 10f-3 under the 1940 Act.  In no instance will portfolio securities be purchased from or sold to BlackRock, Merrill Lynch, PNC Bank, PTC, PFPC, BDI or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

Other Potential Conflicts of Interest

Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1.357 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such

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consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and

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such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client

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accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may

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directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments

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that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The following section applies to the Prepared Portfolios only.

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons.  Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order.  Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares.  The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qulaified employee benefit plans; there is a $50 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers.  It is the responsibility of brokers to transmit purchase orders and payment on a timely basis.  Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.  Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information.  Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”).  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the

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minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor C, Investor C1 or Investor C2 shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase.  Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor C, Investor C1 or Investor C2 distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A and Investor A1 Shares.

Dealer Reallowances.  The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of Investor A Shares.  In cases where BDI acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares.  For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

*              BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers.  Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act.  The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.  Furthermore, BDI, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  BDI, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations.  The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor C, Investor C1 or Investor C2 Shares of each of the Portfolios.

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Sales Charge Waivers —Investor A Shares

Qualified Plans.  In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares.  BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Portfolios by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other.  The following persons associated with the Fund, BDI, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Portfolios without paying a sales charge to the extent permitted by these firms:  (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with BDI; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c).  The following persons may also buy Investor A Shares without paying a sales charge:  (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees.  Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges —Investor A and Investor A1 Shares

Because of reductions in the front-end sales charge for purchases of Investor A or Investor A1 Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A or Investor A1 Shares.  In any event, the Fund will not accept a purchase order of  $500,000 or more for Investor C Shares.

Quantity Discounts.  Larger purchases may reduce the sales charge price.  Upon notice to the investor’s broker or the transfer agent, purchases of Investor A or Investor A1 Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation.  Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge.  In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege.  Upon redemption of Investor A, Investor A1 or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales

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charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent.  An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge.  The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.  The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor C, Investor C1 and Investor C2 Shares

Investor C, Investor C1 and Investor C2 Shares are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C, Investor C1 and Investor C2 Shares on the redemption date if redeemed within twelve months after purchase.  Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan.  Dealers may not receive a commission in connection with sales of Investor C Shares, Investor C1 and Investor C2 to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan.  These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A and Investor A1 Shares.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor C, Investor C1 and Investor C2 Shares.  The contingent deferred sales charge on Investor C , Investor C1 and Investor C2 Shares is not charged in connection with: (1) redemptions of Investor C, Investor C1 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C, Investor C1 and Investor C2 Shares; (6) involuntary redemptions of Investor C, Investor C1 and Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions related to the payment of PFPC custodial IRA fees; and (9) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.  In addition, no contingent deferred sales charge is charged on Investor C, Investor C1 and Investor C2 Shares acquired through the reinvestment of dividends or distributions.

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When an investor redeems Investor C, Investor C1 and Investor C2 Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor C, Investor C1 and Investor C2 Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege.  The exchange of Investor C, Investor C1 and Investor C2 Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.  Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege.  To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC.  This form is available from PFPC.  Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange.  During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below.  In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence.  For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized.  Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange.  Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time.  Notice will be given to shareholders of any material modification or termination except where notice is not required.  The Fund reserves the right to reject any telephone exchange request.  Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.  The Fund, the Administrators and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Fund, the Administrators and BDI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine.  The records of the Fund’s transfer agent pertaining to such instructions are binding.  The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.  The exchange privilege is only available in states where the exchange may legally be made.

Automatic Investment Plan (“AIP”).  Investor Share shareholders may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC.  The minimum pre-authorized investment amount is $50.

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Systematic Withdrawal Plan (“SWP”).  The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts.  Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio.  Shareholders may elect to receive automatic cash payments of $50 or more at any interval.  You may choose any day for the withdrawal.  If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter.  An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted.  To participate in the SWP, shareholders must have their dividends automatically reinvested.  Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.  Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged.  No contingent deferred sales charge will be assessed on redemptions of Investor C, Investor C1 and Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis.  For example, monthly, quarterly and semi-annual SWP redemptions of Investor C, Investor C1 and Investor C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date.  SWP redemptions of Investor C, Investor C1 and Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan.  The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BDI from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.  Signatures, when required, must conform exactly to the account registration.  If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Computation of Public Offering Prices for Investor A Shares of the Portfolios.

An illustration of the computation of the public offering price per Investor A Share of the respective Portfolios, based on the value of such Portfolios’ net assets as of September 30, 2007 follows:

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	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Net Assets	$1,646,125	$6,382,453	$9,742,906	$2,772,677
Outstanding Shares	153,551	580,310	862,734	240,732
Net Asset Value Per Share	$10.72	$11.00	$11.29	$11.52
Maximum Sales Charge, 5.25% of offering price*	0.59	0.61	0.63	0.64
Offering to Public	$11.31	$11.61	$11.92	$12.16

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2007 was as follows: Conservative Prepared Portfolio 5.50%; Moderate Prepared Portfolio 5.55%; Growth Prepared Portfolio 5.58%; and Aggressive Growth Prepared Portfolio 5.56%.

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2007 were as follows:

Front-End
Portfolios	Sales Charges

Conservative Prepared	$30,087
Moderate Prepared	95,667
Growth Prepared	97,502
Aggressive Growth	60,985

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, Merrill Lynch & Co., Inc. and PNC Corp. may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements.  The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers.  These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares.  Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions.  Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

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R Shares

Purchase of Shares.  R Shares are available only to certain authorized qualified employee benefit plans.  The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information.  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder.  The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio.  Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Each of the Prepared Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders.  The net investment income is declared at least annually as a dividend to investors who are shareholders of the Portfolio at the close of business on the record date.  Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to

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comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise.  This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

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VALUATION OF PORTFOLIO SECURITIES

The following section applies to the Prepared Portfolios only.

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees or a Committee thereof.

Net asset value is calculated separately for each class of shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Portfolio is as follows: shares of underlying funds are valued at net asset value; securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees.  The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows:  to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE.  In the event that there are no sales, the mean between the last available bid and asked prices will be used.  If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used.  An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time).  In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value.  The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.  All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction.  Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated.  In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

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Fair Value.  When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available.  Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs.  When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation.  For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund.  For certain non-U.S. securities, a third party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee.  The Valuation Committee may accept, modify or reject any recommendations.  The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction.  The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity.  Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security.  The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value.  As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following section applies to the Prepared Portfolios only.

The following is only a summary of certain additional tax considerations generally affecting the Prepared Portfolios and their shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Prepared Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Each Prepared Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, each Prepared Portfolio generally is exempt from U.S. federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions of investment company taxable income and net tax-exempt interest income made during the taxable

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year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Prepared Portfolio must derive at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”).  The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Prepared Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Prepared Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Prepared Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Prepared Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which such Prepared Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

If for any taxable year any Prepared Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Prepared Portfolio’s current and accumulated earnings and profits.  Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Prepared Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Prepared Portfolio into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Prepared Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

Distributions of investment company taxable income from a Prepared Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of that Prepared Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares.  However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Prepared Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met by both the shareholders and the Prepared Portfolio.  A Prepared Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year.  If a Prepared Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Prepared Portfolio’s distributions may be classified as qualified dividend income.  Otherwise, only a portion of a Prepared Portfolio’s distributions may be eligible for classification as qualified dividend income.  A Prepared Portfolio may designate such distributions as qualified dividend income only to the extent the Prepared Portfolio has qualified

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dividend income for the taxable year in which such distributions are made.  Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations.  Shareholders receiving any distribution from a Prepared Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Each Prepared Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year.  Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Prepared Portfolio prior to the date on which a shareholder acquired shares of the Prepared Portfolio and whether the distribution was paid in cash or reinvested in shares.  If a Prepared Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Prepared Portfolio against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Prepared Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Prepared Portfolio.

Ordinary income dividends paid by a Prepared Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Prepared Portfolio from domestic corporations for the taxable year.  A dividend received by a Prepared Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Prepared Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Prepared Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed.  Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Prepared Portfolio.  A dividend received by a Prepared Portfolio from an underlying fund will be eligible for the dividends-received deduction to the extent designated by such underlying fund, provided the requirements described above have been met.

Distributions by a Prepared Portfolio that do not constitute ordinary income dividends, qualified dividend income or capital gains dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher.  Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010.  Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Prepared Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Prepared Portfolio within 30 days before or after the sale, exchange or redemption.  In such a case, the basis in the shares acquired will be adjusted to reflect such loss.  Any gain or loss arising from the sale, exchange or redemption of shares of a Prepared Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any loss incurred on the sale or exchange of a Prepared Portfolio’s shares, held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

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Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain of each Prepared Portfolio’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Prepared Portfolio to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.  Each Prepared Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Prepared Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price).  Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution.  Any such income would be treated as income earned by a Prepared Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed above).  As a result, such Prepared Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Prepared Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Prepared Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Prepared Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Prepared Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Prepared Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on a Prepared Portfolio in respect of deferred taxes arising from such distributions or gains.  If a Prepared Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Prepared Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Prepared Portfolio.  Alternatively, a Prepared Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Prepared Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, a Prepared Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.  The Prepared Portfolios do not intend to purchase shares in PFICs.

Each Prepared Portfolio’s investment in non-U.S. securities or in underlying funds that invest in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, a Prepared Portfolio’s yield on those securities

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would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Prepared Portfolios.

Each Prepared Portfolio may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Prepared Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Prepared Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from a Prepared Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.  Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Prepared Portfolio and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.  Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted.  If the income from a Prepared Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Prepared Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of shares of a Prepared Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.  In the case of non-U.S. non-corporate shareholders, the Prepared Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Prepared Portfolio with proper notification of their non-U.S. status.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Prepared Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made by the Prepared Portfolios each year.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Prepared Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all U.S. federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Prepared Portfolio may be subject to the tax laws of such states or localities.  Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the U.S. federal income tax consequences described above.

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ADDITIONAL INFORMATION CONCERNING SHARES

The following section applies to the Prepared Portfolios only.

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan.  Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees.  Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion.  When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law.  At that time, the trustees then in office will call a shareholders meeting to elect trustees.  Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.  The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter.  Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio.  Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio.  The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund.  As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:  (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares.  Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

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MISCELLANEOUS

The Fund.  The Fund was organized as a Massachusetts business trust on April 26, 2007 and is registered under the 1940 Act as an open end, management investment company.  Each of the Prepared Portfolios is non-diversified.

Independent Registered Public Accountant.  Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serve as the Funds’ independent registered public accountants.

Counsel.  Willkie Fair & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as the Fund’s counsel.

Shareholder Ownership.  The name, address and percentage ownership of each person that on December 31, 2006 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations are set forth in Appendix D.

On December 31, 2007, Merrill Lynch Pierce Fenner, Attn: Stock Powers, which has its principal offices at 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484 held of record approximately 23.371% of the Fund’s outstanding shares.

On December 31, 2007, PNC Bank, Saxon & Company, which has its principal offices at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, held of record approximately 26.264% of the Fund’s outstanding shares.PNC Bank is a national bank organized under the laws of the United States.  All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc.  All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

Shareholder Approvals.  As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment.  It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months.  The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.  The effects of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

A-1

“F-1” - Securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality.  Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal.  Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

A-2

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default.  This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period.  “D” rating is also used upon the filing of a  bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks.  Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.  The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds).  “Caa,” “Ca” and “C” bonds may be in default.

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Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.  Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments.  The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default.  For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

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“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”).  Such ratings recognize the differences between short-term credit risk and long-term risk.  The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

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APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions.  These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price.  A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price.  The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities.  The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery.  Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount.  Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change.  In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.  Prior to expiration

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of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.  An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts.  Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated).  Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge.  A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market.  Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest.  In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin.  The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day.  If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.  In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions.  In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so.  The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

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The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts.  Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges.  Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges.  Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option.  Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio.  Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

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APPENDIX C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

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Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients.  BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3)  Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4)  DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

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In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6)  The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

 I.             Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

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The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services.  BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role.  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider.  Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

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II.  Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).  BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client.  If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a

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“BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•                  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients.  The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•                  if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

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III.           Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION

A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

• voted to implement or renew a “dead-hand” poison pill
• ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• failed to act on takeover offers where the majority of the shareholders have tendered their shares
• are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
• sit on more than six boards of public companies
A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

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A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

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B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for
• auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
• auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation
• on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company
B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

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C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

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IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

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D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

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E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

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F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

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G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who
•

have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

• ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

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H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2	AGAINST proposals seeking to have companies provide non-required reports on:
• environmental liabilities;
• bank lending policies;
• corporate political contributions or activities;
• alcohol advertising and efforts to discourage drinking by minors;
• costs and risk of doing business in any individual country;
• involvement in nuclear defense systems
H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

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Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11)  Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

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APPENDIX D

SHAREHOLDER OWNERSHIP

Aggressive Pepared Portfolio- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 96.62%.

Aggressive Pepared Portfolio- Class C:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 98.39%.

Aggressive Pepared Portfolio- Class I:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 99.64%.

Aggressive Pepared Portfolio- Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 100.00%.

Conservative Prepared Portfolio- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 92.78%.

Conservative Prepared Portfolio- Class C:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 99.08%.

Conservative Prepared Portfolio- Class I:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 96.64%.

Conservative Prepared Portfolio- Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 100.00%.

Growth Prepared Portfolio- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 98.32%.

Growth Prepared Portfolio- Class C:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 97.51%.

Growth Prepared Portfolio- Class I:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 99.66%.

Growth Prepared Portfolio- Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 100.00%.

Moderate Prepared Portfolio-Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 95.47%.

Moderate Prepared Portfolio Class C:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 98.17%.

Moderate Prepared Portfolio Class I:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 96.03%.

Moderate Prepared Portfolio Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 100.00%.

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BLACKROCK FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Prepared Portfolio 2010, Prepared Portfolio 2015, Prepared Portfolio 2020, Prepared Portfolio 2025, Prepared Portfolio 2030, Prepared Portfolio 2035, Prepared Portfolio 2040, Prepared Portfolio 2045 and Prepared Portfolio 2050 (collectively, the “Lifecycle Prepared Portfolios”) of BlackRock Funds II (the “Fund”).  The investment adviser for each Lifecycle Prepared Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

The Lifecycle Prepared Portfolios were formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”).  On June 8, 2007, the Lifecycle Prepared Portfolios became portfolios of the Fund, a separate Massachusetts business trust.  Each Lifecycle Prepared Portfolio’s investment goal and strategies, risks, shareholder fees and expenses, management, and shareholder services are identical to those that existed when such Lifecycle Prepared Portfolio was part of the Former Trust, and references to the Fund or a Lifecycle Prepared Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Lifecycle Prepared Portfolio as part of the Former Trust, respectively.

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Lifecycle Prepared Portfolios dated January 31, 2008, each as amended or supplemented from time to time (the “Prospectuses”).  Terms used but not defined herein have the meanings given to them in the Prospectuses.  Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated January 31, 2008.

i

INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Lifecycle Prepared Portfolios’ investment policies.  To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Lifecycle Prepared Portfolios.  Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

This Statement of Additional Information also contains information on the underlying funds (as defined in the Prospectuses) in which the Lifecycle Prepared Portfolios may invest.  Unless otherwise indicated herein, references to a “Portfolio” or the “Portfolios” refer to the Lifecycle Prepared Portfolios and the underlying funds, references to “Equity Portfolios” refer to the Lifecycle Prepared Portfolios and the underlying funds that are equity funds (as defined in the Prospectuses) and references to “Bond Portfolios” refer to the Lifecycle Prepared Portfolios and the underlying funds that are fixed income funds (as defined in the Prospectuses)

Additional Information on Investment Strategies

Lifecycle Prepared Portfolios.  If the portfolio managers working with the BlackRock Quantitative Investment Group and the BlackRock Central Strategy Group determine that no suitable BlackRock fund is available for a particular allocation with respect to a Lifecycle Prepared Portfolio, the portfolio managers may select underlying funds from equity or fixed income mutual funds or exchange-traded funds (“ETFs”) managed by other investment advisers, subject to applicable law.

Equity Portfolios.  Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Equity Portfolios may invest in shares of companies through initial public offerings (“IPOs”).  IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios.  There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance.  The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Equity Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Science and Technology Companies.  Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

These companies may allocate greater than usual amounts of resources to research and product development.  The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs.  In addition, these companies could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

Health Sciences and Healthcare Companies.  A variety of important factors are influencing the health sciences and related industries in significant ways. The aging of the overall population, and a focus on good health and prevention of illness, as well as increased attention to the diagnosis of diseases and deficiencies, have generated growth in the health science field.

Technological advances in the development of drugs, medical devices and procedures and genetic engineering have similarly fostered growth in the health care area. The focus of consumers and regulators on health care costs, managed health care programs, health maintenance organizations and other service delivery arrangements have driven the industries further.

At the same time, these forces have heightened the difficulty of investing in health sciences companies. Shifts in consumer attitudes or regulatory policy, or new medical or technological developments, can have a substantial positive or negative effect on a company’s business. Such companies may face special risks that their products or services may not prove to be commercially successful or may be rendered obsolete by further scientific and technological developments.  The value of a Portfolio’s investment in a company whose products are not commercially successful or are rendered obsolete may decrease substantially.  Changes in the financial infrastructure for health sciences may also affect the companies. For example, changes in Medicare/Medicaid and private insurance coverage, as well as the consolidation or break-up of individual companies themselves, influence the overall business prospects of the health sciences sector.

The Portfolios may invest in companies that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with healthcare or medicine. Such companies may be in a variety of industries and may include pharmaceutical companies; companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical, diagnostic and biochemical research and development; and companies involved in the ownership and/or operation of healthcare facilities, including health maintenance organizations, insurance companies, and health information technology companies.

Natural Resources Companies.  Energy companies and companies with large natural resource holdings, including metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural commodities, can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas and other natural resource commodities, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affecting by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in energy and natural resources companies include:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy and other natural resource commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a

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sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk. The operations and financial performance of energy and natural resources companies may be directly affected by energy and other natural resource commodity prices, especially those energy and natural resources companies which own the underlying energy and other natural resource commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Utility Industries. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or manmade disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Portfolios may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a

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significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.  There can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The Portfolios’ investment policies are designed to enable them to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Portfolio, in order to attract significant capital for growth, foreign governments may seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the

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allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

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Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  As with other utilities, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risks other than those noted above will not develop in the future.

Inflation Protected Bonds.  The Portfolios may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Inflation Protected Bond Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Money Market Securities.

The Portfolios may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  In particular, the Portfolios may invest in:

(a)

U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)

high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s (“S&P”), Prime-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments; and

(j)

municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolios’ adviser under guidelines established by the Board; and

(o)

municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

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Municipal Investments.  The two principal classifications of Municipal Securities are “general  obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.  Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Municipal Securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Securities are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities.  Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments.  However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis.  Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Securities may be less extensive than the information for public corporations, and the secondary market for Municipal Securities may be less liquid than that for taxable obligations.  Accordingly, the ability of a Portfolio to buy and sell Municipal Securities may, at any particular time and with respect to any particular securities, be limited.  In addition, Municipal Securities purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions.  Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share prices.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance.  The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Private Activity Bonds (“PABs”). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds.  Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products

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or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Bond Portfolio may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Bond Portfolio since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Yields. Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Bond Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Bond Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Securities and the obligations of the issuer of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Bond Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Bond Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Bond Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Bond Portfolio’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Bond Portfolio’s yield on a VRDO will increase and the Bond Portfolio’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Bond Portfolio’s restriction on illiquid investments

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unless, in the judgment of the Board such VRDO is liquid. The Board may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts.  Certain of the Portfolios deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Portfolio. As a result, a Portfolio’s ability to hedge effectively all or a portion of the value of its Municipal Securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Securities held by the Bond Portfolios. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Securities held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Securities held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.  A Bond Portfolio may purchase a Municipal Security issuer’s right to call all or a portion of such Municipal Security for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Securities, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a Municipal Security as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions.  In order to hedge the value of a Bond Portfolio against interest rate fluctuations or to enhance a Bond Portfolio’s income, a Bond Portfolio may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Bond Portfolio enters into these transactions, the Bond Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Bond Portfolio anticipates purchasing at a later date. A Bond Portfolio intends to use these transactions primarily as a hedge rather than as a speculative investment.

However, a Bond Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Bond Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Bond Portfolio may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Bond Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of

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fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Bond Portfolio and increase a Bond Portfolio’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Security with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Bond Portfolio may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Bond Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Bond Portfolio can create a synthetic long or short position, allowing the Bond Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between a Bond Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Bond Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Bond Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Bond Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Bond Portfolio, which would cause the Bond Portfolio to make payments to its counterparty in the transaction that could adversely affect the Bond Portfolio’s performance. A Bond Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Bond Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Bond Portfolio.

Insured Municipal Bonds.  Bonds purchased by a Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures.  Either the issuer of the bond or the Portfolio purchases the insurance.  Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments.  However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value.  Also, the Portfolio cannot be certain that any insurance company does not make these payments.  In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield.  The Portfolio seeks to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s.  However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds.  If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Reverse Repurchase Agreements and Other Borrowings.  Each Portfolio is authorized to borrow money.  Most Portfolios will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Portfolios may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with

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the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Such Agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the “1940 Act”).  Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines.  The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative.  Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio.  During the time a reverse repurchase agreement is outstanding, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.  In addition, each Lifecycle Prepared Portfolio and certain other Portfolios may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the adviser from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Portfolio may at times borrow from affiliates of the adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolios may enter into dollar roll transactions.  A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls.  At the time a Portfolio enters into a dollar roll transaction, the adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained.  A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a

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Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds.  The Portfolios may invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Securities. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. The adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Securities with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Securities purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Securities. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Securities to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Securities or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Securities owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Securities held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Securities owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Securities) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Securities owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Securities owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Securities.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Securities owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity

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provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Securities it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Securities). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Securities owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments.  To the extent permitted by applicable law, the Portfolios may purchase rated and unrated variable and floating rate instruments.  These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  A Portfolio may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. The interest rate of an inverse floating obligation resets in the opposite direction from the market rate of interest on a security or index to which it is related.  An inverse floating obligation may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives.  The higher degree of leverage inherent in inverse floating obligations is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The adviser believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

With respect to purchasable variable and floating rate instruments, the adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand.  Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

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Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Bank Loans.  Bank loans are generally non-investment grade floating rate instruments.  Usually, they are freely callable at the issuer’s option.  Each Lifecycle Prepared Portfolio and certain other Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”).  A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s adviser to be creditworthy.  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk.  The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future.  For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations.  In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser that an adequate trading market exists for these securities.  To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Preferred Stock.  Certain of the Portfolios may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. Certain of the Portfolios may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an

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affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities.  The Portfolios each may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible

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securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash- Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

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A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

 The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Pay-in-kind Bonds.  The Portfolios may invest in Pay-in-kind, or PIK, bonds.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.  The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.  Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks.  Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies.  Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.

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Interest Rate and Extension Risk.  The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.  Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Mortgage-Related and Asset-Backed Securities.  The Bond Portfolios (except the Municipal Bond Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  See “-Interest Rate and Extension Risk” above.

Any investments the Lifecycle Prepared Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.  Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

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In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed

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securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities.  Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”).  These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests.  The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer.  Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.  The Portfolios do not currently intend to purchase residual interests.  The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final

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distribution date.  Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.  Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

 FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”).  PCs represent undivided interests in specified level payment, residential mortgages or

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participations therein purchased by FHLMC and placed in a PC pool.  With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. An Equity Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

U.S. Government Obligations.  The Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the

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credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations.  The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.  Additional examples of  such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations.  The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations.  In determining whether a lease obligation is liquid, the adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer’s obligations on such securities, which

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may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets.  Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt.  In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper.  The Portfolios may purchase commercial paper.  Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933.  Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements.  Each Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  Repurchase agreements are, in substance, loans.  Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Portfolio may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement).  The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser.  A Portfolio’s adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium).  The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.  The Portfolio’s adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.  Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations.  The Portfolios may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser.  The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P.  It should be noted that debt obligations rated in the lowest

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of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.  If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities.  The Lifecycle Prepared Portfolios and certain other Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company.  While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time.  High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated.  The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition.  High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities.  Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.  The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities.  In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default.  Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest.  If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price

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of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets.  Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for high yield securities may be affected by legislative and regulatory developments.  These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.  Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price.  Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures.  If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the issuing agency’s reassessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk.  Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds.  Because of this, the Portfolio’s performance may depend more on the adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.  For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio.  The adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.  If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

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Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.  The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Corporate Loans.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed.  By investing in a corporate loan, the Portfolio may become a member of the syndicate.  The corporate loans in which the Portfolio may invest are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portoflio’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Mezzanine Investments.  The Lifecycle Prepared Portfolios and certain other Portfolios, consistent with restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants).  Such mezzanine investments may be issued with or without registration rights.  Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations.  The Lifecycle Prepared Portfolios and certain other Portfolios may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities.  In addition, each Bond and Equity Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio.  The pool of securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e.,

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money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments.  Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis.  These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities.  The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase.  Each Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Non-U.S. Investments.  The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries.  These securities may be denominated in U.S. dollars or in a foreign currency.  Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

In addition to equity securities, non-U.S. investments of the Portfolios may include:  (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S.

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corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

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Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.  Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holdings Fund Assets Outside the United States.  A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Sovereign Debt. Some Portfolios may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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Investment in Emerging Markets. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely

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affect the Portfolio’s performance.  These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete

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financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or  impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a  significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private   sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of  constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing  market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.  Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.  Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be  practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.  There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio.  For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then  have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that

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the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Brady Bonds.  A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

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Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative.  There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs.  Each Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives.  The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts.  To the extent consistent with its investment objective and policies and applicable law, each Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging.  Certain Portfolios may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and may write covered call options on up to 100% of the currencies in its portfolio.  For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time.  These options may relate to particular securities, securities indices, or the yield differential between two securities or non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be

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issued by the Options Clearing Corporation.  There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options.  In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves.  A Portfolio will write call options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value.  A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio.  When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices.  If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid.  If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective and policies and applicable law, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that

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can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Lifecycle Prepared Portfolios and certain other Portfolios may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency.  A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation.  A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade.  When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period.  When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.  In connection with a Portfolio’s position in a futures contract or related option, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Lifecycle Prepared Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Options on GNMA Certificates. A Bond Portfolio may invest in options on GNMA Certificates.  The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Bond Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Bond Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Bond Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Bond Portfolio will no longer be covered, and the Bond Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Bond Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Interest Rate Transactions, Currency Swaps and Swaptions.  The Portfolios, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may

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enter into options on swap agreements (“swaptions”).  The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.  They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, certain Portfolios that invest in non-U.S. securities may enter into currency swaps.  Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

Certain Portfolios, to the extent permitted under applicable law, may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

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A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps.  To the extent consistent with their investment strategies and applicable law, certain Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.  The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the

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Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of

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the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The adviser’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The adviser, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the adviser may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the adviser believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

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Inflation risk.  Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Non-U.S. Currency Transactions.  Certain Portfolios, to the extent permitted by applicable law, may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates.  Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging).  The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.  A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.  A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances.  First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency.  With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  Some of the forward non-U.S. currency contracts entered into by the Portfolios are classified as non-deliverable forwards (NDF).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.  In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency.  A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging.  A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.  For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen.  The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

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Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines.  For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or securities will be added.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.  Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Stand-by Commitments.  Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Security, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Security at a specified price.  Stand-by commitments for Municipal Securities may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Securities and may be sold, transferred or assigned only with the instruments involved.  It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Securities which are acquired subject to the commitment for Municipal Securities (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments for Municipal Securities held by a Portfolio will not exceed ½ of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks.  A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where a Portfolio pays directly or

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indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Tax-Exempt Derivatives.  To the extent permitted by applicable law, certain Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used.  For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created.  Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.  In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian.  Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.  A participation interest gives the Portfolio an undivided interest in a Municipal Security in the proportion the Portfolio’s participation bears to the total principal amount of the Municipal Security, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.  The Lifecycle Prepared Portfolios and certain other Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities.  Neither the Portfolio nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares.  The Lifecycle Prepared Portfolios and certain other Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.  The Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk.  Certain of the Portfolios intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portoflio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions

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may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio. In particular, a case currently pending before the U.S Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

Securities Lending.  A Portfolio may seek additional income by lending securities on a short-term basis.  Voting rights may pass with the lending of securities.  The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs.  The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities.  A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.  The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as securities lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission (“SEC”).

Yields and Ratings.  The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and

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interest rate may have different market prices.  Subsequent to its purchase by a Portfolio, a rated security may cease to be rated.  A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investment in Other Investment Companies.  In connection with the management of their daily cash positions and subject to applicable law, the Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange.  The Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) within the limits prescribed by the 1940 Act and set forth below.  These may include ETFs.  The Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.”  Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.  Securities of other investment companies will be acquired within limits prescribed by the 1940 Act.  As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management and advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the management and advisory fees and other expenses the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Stripped and Zero Coupon Obligations.  To the extent consistent with their investment objectives, the Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”).  Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.  The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations.  A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only).  However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.  The market value of SMBS can be extremely volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments.  Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.  Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with

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respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See “Taxes.”

Funding Agreements.  The Portfolios may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales.  Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Lifecycle Prepared Portfolios and certain other Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.

Liquidity Management.  As a temporary defensive measure if its adviser determines that market conditions warrant, each Equity Portfolio may invest without limitation in high quality money market instruments.  The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.  Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities.  No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid.  GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without

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taking a reduced price, are subject to these limits.  Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price.  Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees.  A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security.  Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs.  In pursuing its investment strategy, a Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares.  Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

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REITs (especially Mortgage REITs) are subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in Mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.

Master Limited Partnerships. The Equity Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Equity Portfolios intend to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Equity Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

50

Portfolio Turnover Rates.  A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of a Portfolio’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

CERTAIN MERRILL LYNCH EXEMPTIVE ORDERS

The Fund and the Adviser and its affiliates are now operating under two exemptive orders that were previously issued to Merrill Lynch and/or its affiliates (collectively, “Merrill Lynch” or “Investment Advisers”). The first exemptive order, issued on January 5, 1987, permits certain Merrill Lynch tax-exempt funds to conduct principal transactions with a Merrill Lynch broker-dealer affiliate in the secondary market or in fixed price dollar offerings not involving underwriting syndicates with respect to short-term tax-exempt securities (including municipal securities), subject to certain conditions including: (i) purchase or sale transactions may be conducted only in short-term tax-exempt securities having one of the two highest investment grade ratings from at least one nationally recognized rating agency; (ii) for solicited secondary market transactions, a determination is required, based upon the information available to a Fund and the Adviser or, that the price available from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is “better than” the prices available from other sources; (iii) MLPF&S’s spread will be no greater than its customary dealer spread and will be consistent with the average spread charged by underwriters or dealers in Short-Term Tax-Exempt Securities for the type of security and size of transaction involved; and (iv) Merrill Lynch will have no involvement in proposed transactions and will not attempt to influence or control the placing by the Funds or Investment Advisers of orders with MLPF&S.

ADDITIONAL INVESTMENT LIMITATIONS

The following section applies to the Lifecycle Prepared Portfolios only.

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Each of the Portfolios may not:

1.           Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) each Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of the concentration policy, the Lifecycle Prepared Portfolios will look through to the portfolio holdings of the underlying funds in which they invest and will aggregate the holdings of the underlying funds (on a pro rata basis based on each Lifecycle Prepared Portfolio’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above.  For the purposes of this policy, only those underlying funds that are part of the BlackRock family of funds will be aggregated; the Lifecycle Prepared Portfolios will not aggregate underlying fund holdings, if any, in underlying funds outside of the BlackRock family of funds.

2.             Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.  Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.  For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

3.           Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

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4.           Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5.           Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

6.           Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

7.           Purchase securities of companies for the purpose of exercising control.

8.           Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9.           Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

10.         Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

11.         Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken.  Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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TRUSTEES AND OFFICERS

THE FUND

The Board of Trustees of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees.

The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board compensation, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding noninterested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on, and where appropriate recommend, policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

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The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John F. O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Director. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agree-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee. The Audit Committee met 5 times in the last fiscal year. The Governance and Nominating Committee met 4 times in the last fiscal year. The Compliance Committee met 4 times in the last fiscal year. The Valuation and Pricing Committee met 4 times in the last fiscal year. The Performance Review Committee met 3 times in the last fiscal year.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees:

James H. Bodurtha (1944)(c)	Trustee	Trustee since 2002

Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey (a law firm) from 1980 to 1993.

				37 registered investment companies consisting of 103 portfolios	None

Bruce R. Bond (1946)	Trustee	Trustee since 2007

Trustee and member of the Governance Committee, State Street Research mutual funds (“SSR Funds”) from 1997 to 2005; Board Member of Governance, Audit and Finance Committee of Avaya Inc. (computer equipment) from 2003 to 2007.

				37 registered investment companies consisting of 103 portfolios	Avaya, Inc. (information technology)

Donald W. Burton (1944)	Trustee	Trustee since 2007

Managing General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.

				37 registered investment companies consisting of 103 portfolios	Knology, Inc. (telecommuni-cations); Capital Southwest (financial)

Honorable Stuart E. Eizenstat (1943)(d)	Trustee	Trustee since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; Advisory Board Member of the Coca Cola Company (beverage) since 2002; Advisory Board Member of BT Americas (telecommunications) since 2004; Member of the Board of Directors of Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board of GML (energy) since 2003; Deputy Secretary of the Treasury from 1999 to 2001; Under Secretary of State for Economic, Business and Agricultural Affairs from 1997 to 1999; Under Secretary of Commerce for International Trade from 1996 to 1997; U.S. Ambassador to the European Union from 1993 to 1996.

				37 registered investment companies consisting of 103 portfolios	UPS Corporation (delivery service)

54

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Kenneth A. Froot (1957)	Trustee	Trustee since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	37 registered investment companies consisting of 103 portfolios	None

Robert M. Hernandez (1944)(e)	Trustee	Trustee since 2007

USX Corporation (a diversified company principally engaged in energy and steel business), Director from 1991 to 2001; and Vice Chairman and Chief Financial Officer from 1994 to 2001; Executive Vice President - Accounting and Finance and Chief Financial Officer thereof from 1991 to 1994.

				37 registered investment companies consisting of 103 portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metal); Tyco Electronics (electronics)

John F. O’Brien (1943)	Trustee	Trustee since 2007

President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002 and Director of various other Allmerica Financial companies until 2002; Director from 1989 to 2006, Member of the Governance Nominating Committee from 2004 to 2006, Member of the Compensation Committee from 1989 to 2006 and Member of the Audit Committee from 1990 to 2004 of ABIOMED; Director, Member of the Governance and Nomination Committee and Member of the Audit Committee of Cabot Corporation since 1990; Director and Member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 1996; Trustee of the Woods Hole Oceanographic Institute since 2003. Director, Ameresco, Inc. (Energy Solutions Consulting & Engineering) since 2006. Director, Boston Lyric Opera since 2002.

				37 registered investment companies consisting of 103 portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo (1942)	Trustee	Trustee since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (a law firm) since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly and Ramo, Attorneys at Law P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute from 2004 to 2007 and President elect, 2007.

				37 registered investment companies consisting of 103 portfolios	None

Jean Margo Reid (1945)	Trustee	Trustee since 2007

Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of

				37 registered investment companies consisting of 103 portfolios	None

55

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.

David H. Walsh (1941)(f)	Trustee	Trustee since 2007

Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities therewith from 1973 to 1992; Director, Massachusetts Audubon Society from 1990 to 1997; Director, The National Audubon Society from 1998 to 2005; Director, The American Museum of Fly Fishing since 1997.

				37 registered investment companies consisting of 103 portfolios	None

Fred G. Weiss (1941)(g)	Trustee	Trustee since 2007

Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, Watson Pharmaceutical, Inc. (pharmaceutical company) since 1999; Director of Osmotica Holdings Corp. (a drug delivery technology company) since 2003; Director of KIMC Investments, Inc. dba MedVance Institute (a chain of for-profit allied health training schools) since 2003.

				37 registered investment companies consisting of 103 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company).

Richard R. West (1938)	Trustee	Trustee since 2007	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	37 registered investment companies consisting of 103 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Interested Trustees:

Richard S. Davis (1945)(h)	Trustee	Trustee since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman SSR Realty from 2000 to 2004.

				184 registered investment companies consisting of 289 portfolios	None

Laurence D. Fink (1952)(i)	Trustee	Trustee since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees,

				37 registered investment companies consisting of 103 portfolios	BlackRock, Inc.

56

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

Henry Gabbay (1947)(j)	Trustee	Trustee since 2007

Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc. from 1989 to June, 2007; Chief Administrative Officer, BlackRock, Inc. from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.

				183 registered investment companies consisting of 290 portfolios	None

(a)	Unless otherwise indicated, the address of each Trustee is 40 East 52nd Street, New York, NY 10022.

(b)

Each Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 72.

(c)	Chairman of the Compliance Committee.

(d)	Chairman of Governance and Nominating Committee.

(e)	Chairman of the Board of Trustees.

(f)	Chairman of the Performance Oversight Committee.

(g)	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

(h)	Mr. Davis is an interested person of the Trust due to his position at BlackRock, Inc.

(i)	Mr. Fink is an interested person of the Trust due to his position at BlackRock, Inc.

(j)	Mr. Gabbay is an interested person of the Trust due to his ownership of BlackRock, Inc. and PNC Financial Services Group securities.

Certain biographical and other information relating to the officers of the Fund, is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive Officer since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Vice President and Secretary of IQ Funds since 2004.

				195 registered investment companies consisting of 303 portfolios	None

57

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Anne Ackerley (1962)	Vice President	Vice President since 2007

Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Operating Officer, Public Finance Group from 1995 to 1997, and First Vice President, Emerging Markets Fixed Income Research from 1994 to 1995, Merrill Lynch & Co., Inc.

				185 registered investment companies consisting of 293 portfolios	None

Howard Surloff (1965)	Secretary	Secretary since 2007	Managing Director of BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc since 2006; General Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	185 registered investment companies consisting of 293 portfolios	None

Brian P. Kindelan (1959)	Chief Compliance Officer	Chief Compliance Officer since 2007

Managing Director and Senior Counsel since January 2005, Director and Senior Counsel from 2001 to 2004 and Vice President and Senior Counsel from 1998 to 2000, BlackRock, Inc.; Senior Counsel, PNC Bank Corporation from May 1995 to April 1998.

				185 registered investment companies consisting of 293 portfolios	None

Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007

Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006; Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. from 1992 to 2006.

				185 registered investment companies consisting of 293 portfolios	None

Jay M. Fife (1970)	Treasurer	Treasurer since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. since 2006; Assistant Treasurer of the funds advised by MLIM or its affiliates from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

				185 registered investment companies consisting of 293 portfolios	None

(a)	Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.

(b)	Each officer is elected by and serves at the pleasure of the Board of Trustees of the Trust.

Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are  overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Trustee*	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees:
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	Over $100,000
Henry Gabbay	None	Over $100,000

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Non-Interested Trustees:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	None
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	None
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	Over $100,000

*

With the exception of Mr. Bodurtha, Mr. Froot and Ms. Cooper Ramo, each of the non-interested Trustees assumed office on November 1, 2007. The Trustees anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

Trustees of the Fund are eligible purchase Institutional shares of the Fund.

As of December 7, 2007, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

The following table sets forth the compensation earned by the non-Interested Trustees for the fiscal year ended September 30, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name(a)	Compensation from the Trust(g)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds	Number of BlackRock-Advised Funds and Portfolios (as of December 31, 2007)
James H. Bodurtha (b)	None	None	$296,015	37 registered investment companies consisting of 57 portfolios
Bruce R. Bond	$1	None	$225,261	2 registered investment companies consisting of 52 portfolios

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Donald W. Burton	None	None	$158,792	21 registered investment companies consisting of 38 portfolios
Stuart E. Eizenstat (c)	$1	None	$226,015	2 registered investment companies consisting of 52 portfolios
Kenneth A. Froot	None	None	$250,136	37 registered investment companies consisting of 57 portfolios
Robert M. Hernandez (d)	$1	None	$234,942	2 registered investment companies consisting of 52 portfolios
John F. O’Brien	None	None	$158,792	21 registered investment companies consisting of 38 portfolios
Roberta Cooper Ramo	None	None	$250,136	37 registered investment companies consisting of 57 portfolios
Jean Margo Reid	None	None	$171,433	47 registered investment companies consisting of 49 portfolios
David H. Walsh (e)	None	None	$162,958	21 registered investment companies consisting of 38 portfolios
Fred G. Weiss (f)	None	None	$183,160	21 registered investment companies consisting of 38 portfolios
Richard R. West	None	None	$171,433	47 registered investment companies consisting of 49 portfolios

(a)	Each of the non-interested Trustees assumed office on November 1, 2007.

(b)	Chairman of the Compliance Committee.

(c)	Chairman of the Governance and Nominating Committee.

(d)	Chairman of the Board of Trustees.

(e)	Chairman of the Performance Oversight Committee.

(f)	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

(g)	For the fiscal year ended October 31, 2007, the Fund paid aggregate compensation of $5 to all the Trustees then holding such office.

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SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.  The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee.  With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS

The following section applies to the Lifecycle Prepared Portfolios only.

Advisory Agreement.  The advisory services provided by BlackRock are described in the Prospectuses.

BlackRock will not receive any advisory fees from the Portfolios for its advisory services.

BlackRock renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement with BlackRock is referred to as the “Advisory Contract.”

A discussion regarding the basis for the Board’s approval of the Advisory Contract will be available in the Fund’s semi-annual report to shareholders.

Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contract.  Under the Advisory Contract, BlackRock is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the   performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Advisory Contract is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock.  BlackRock may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund.

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its

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affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement.  BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”).  PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants.  The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.  In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center.  The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold   expenses, and other out-of-pocket expenses.  For the fiscal year ended October 31, 2007, the Fund reimbursed  BlackRock $703,629 pursuant to the Agreement.

For the period from October 1, 2006 through October 31, 2007, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

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Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Prepared Portfolio 2010	$4	$31	$0
Prepared Portfolio 2015	13	57	0
Prepared Portfolio 2020	4	67	0
Prepared Portfolio 2025	25	97	0
Prepared Portfolio 2030	10	56	0
Prepared Portfolio 2035	7	50	0
Prepared Portfolio 2040	14	62	0
Prepared Portfolio 2045	4	33	0
Prepared Portfolio 2050	3	37	0

Custodian and Transfer Agency Agreements.  Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations.  PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.  Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a monthly fee of $1,000 per  Portfolio, assuming each such Portfolio invests solely in underlying funds of the Fund.  PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio.  PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp.  For its services, PFPC receives per account and transaction fees and disbursements.

Distribution Agreement and Amended and Restated Distribution and Service Plan.  The Fund has entered into a distribution agreement with BDI under which BDI, as agent, offers shares of each Portfolio on a continuous basis.  BDI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.  BDI’s principal business address is 760 Moore Road, King of Prussia, PA 19406.  BDI is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BDI and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services.  Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan.  In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to

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shareholders.  In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund.  The Plan provides, among other things, that:  (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .25% of the average daily net asset value of each Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor B Shares, a maximum annual rate of .50% of the average daily net asset value of each Portfolio’s outstanding Investor B1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor B2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares, a maximum annual rate of .55% of the average daily net asset value of each Portfolio’s outstanding Investor C1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor C2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time.  Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BDI.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan.  However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other   sources available to them (and not as an additional charge to the Fund).  From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.  These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing.  These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to

64

Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts.  The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations.  The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable regulations of the Financial Industry Regulations Authority (“FINRA”), the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed.  As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the BlackRock funds and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the BlackRock funds.

In lieu of payments pursuant to the foregoing, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula or tables, respectively, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.  You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and  Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities.  These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan.  The fees are paid according to the following schedule: Money Market Portfolios - .15% of net assets; Bond Portfolios - .20% of net assets (except that with respect to the Enhanced Income and Inflation Protected Bond Portfolios, the fee is .05% of net assets); and Equity Portfolios - .25% of net assets.

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Service Organizations may charge their clients additional fees for account-related services.  Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization.  Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Portfolios.  Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record.  In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares and .10% for Investor A1, Investor B2 and Investor C2  Shares, of all Portfolios owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the fiscal year ended October 31, 2007 BlackRock retained an aggregate of $107,775 and $825,165 in distribution and shareholder fees, respectively.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the twelve months ended October 31, 2007, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Prepared Portfolio 2010	—	—	$39	—
Prepared Portfolio 2015	—	—	121	—
Prepared Portfolio 2020	—	—	44	—
Prepared Portfolio 2025	—	—	197	—
Prepared Portfolio 2030	—	—	98	—
Prepared Portfolio 2035	—	—	67	—
Prepared Portfolio 2040	—	—	124	—
Prepared Portfolio 2045	—	—	42	—
Prepared Portfolio 2050	—	—	31	—

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Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Prepared Portfolio 2010	$27	—	$27	—
Prepared Portfolio 2015	27	—	27	—
Prepared Portfolio 2020	27	—	27	—
Prepared Portfolio 2025	64	—	64	—
Prepared Portfolio 2030	27	—	27	—
Prepared Portfolio 2035	31	—	31	—
Prepared Portfolio 2040	29	—	29	—
Prepared Portfolio 2045	27	—	27	—
Prepared Portfolio 2050	27	—	27	—

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain jurisdictions.  Payments made pursuant to the UBS AG agreement may be made in connection with the sale and distribution of Fund shares.  The level of payments made to UBS AG for the sale and distribution of Fund shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in Equity Portfolios of BlackRock funds and 0.15% of the assets attributable to UBS AG  invested in Bond Portfolios of BlackRock funds.   BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

Code of Ethics.  The Fund, BlackRock and BDI have adopted codes of ethics under Rule 17j-1 under the 1940 Act.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies.  The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies.  The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30.  The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information.  Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available.  Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

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Portfolio Characteristics.  Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.                             Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.                             Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings.  In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.                             Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.                             Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

Other Information.  To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation.  All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers.  In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.  The Board of Trustees provides ongoing oversight of the Fund’s and CCO’s compliance with the Guidelines. As part of this oversight function, the Trustees will receive from the Fund’s CCO reports on any violations of these Guidelines that may occur.

Ongoing Arrangements.  As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.                             Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.                             PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.                             PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

(1)                                  The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

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4.             Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.             Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.             Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg eVestments Alliance and Informa/PSN Investment Solutions

7.             Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.             Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

The following section applies to the Lifecycle Prepared Portfolios only.

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid.  These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund.  Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

The following section applies to the Lifecycle Prepared Portfolios only.

Portfolio Managers

As of October 31, 2007, Philip Green managed or was a member of the management team for the following client accounts:

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Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$912 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$799 million	2	$150 million
Other Accounts	2	$147 million	1	$95 million

As of October 31, 2007, Linda Zhang managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$912 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  In this connection, it should be noted that Mr. Green currently manages certain accounts that are subject to performance fees. In addition, Mr. Green assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide  BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors.  The principal

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components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive fixed base compensation based on their seniority and/or their position with the firm.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock (“LTIP awards”).  Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock (LTIP II awards).  Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years.  Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.  Every portfolio manager participates in the deferred compensation program.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards —Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Green and Dr. Zhang do not participate in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.   Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured.  A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare

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the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated.  With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Philip Green and Linda Zhang	Prepared Portfolio 2010

A combination of market-based indices (e.g., S&P 500® Index, custom 48% Lehman Brothers U.S. Aggregate Index/ 41.6% Russell 3000® Index/ 10.4% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Prepared Portfolio 2015

A combination of market-based indices (e.g., S&P 500® Index, custom 44% Lehman Brothers U.S. Aggregate Index/ 44.8% Russell 3000® Index/ 11.2% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Prepared Portfolio 2020

A combination of market-based indices (e.g., S&P 500® Index, custom 38% Lehman Brothers U.S. Aggregate Index/ 49.6% Russell 3000® Index/ 12.4% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Prepared Portfolio 2025

A combination of market-based indices (e.g., S&P 500® Index, custom 29% Lehman Brothers U.S. Aggregate Index/ 56.8% Russell 3000® Index/ 14.2% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Prepared Portfolio 2030

A combination of market-based indices (e.g., S&P 500® Index, custom 16% Lehman Brothers U.S. Aggregate Index/ 67.2% Russell 3000® Index/ 16.8% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Prepared Portfolio 2035

A combination of market-based indices (e.g., S&P 500® Index, custom 10% Lehman Brothers U.S. Aggregate Index/ 72% Russell 3000® Index/ 18% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Prepared Portfolio 2040

A combination of market-based indices (e.g., S&P 500® Index, custom 10% Lehman Brothers U.S. Aggregate Index/ 72% Russell 3000® Index/18% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Philip Green and Linda Zhang	Prepared Portfolio 2045

A combination of market-based indices (e.g., S&P 500® Index, custom 10% Lehman Brothers U.S. Aggregate Index/ 72% Russell 3000® Index/18% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

Philip Green and Linda Zhang	Prepared Portfolio 2050

A combination of market-based indices (e.g., S&P 500® Index, custom 10% Lehman Brothers U.S. Aggregate Index/ 72% Russell 3000® Index/18% MSCI EAFE Index®), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.  Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Securities Ownership of Portfolio Managers

As of October 31, 2007, neither portfolio manager owned securities of any Lifecycle Prepared Portfolio.

Portfolio Transactions

In executing portfolio transactions, the adviser seeks to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.  Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers.  The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker.  Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers.  The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission.  The price of the security, however, usually includes a profit to the dealer.

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Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable.  Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions.  BlackRock allocates investments among client accounts in a fair and equitable manner.  A variety of factors will be considered in making such allocations.  These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel.  Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis.  This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred.  All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market.  When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take.  In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible.  Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account.  Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis.  In situations where supply is too limited to be   allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts.  For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

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In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”).  In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost.  The costs associated with a bunched order will be shared pro rata among the clients in the bunched order.  Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted.  While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio.  Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order.  Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PTC, PFPC, BDI, Merrill Lynch, PNC Bank or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.  In no instance will portfolio securities be purchased from or sold to BlackRock, Merrill Lynch, PNC Bank, PTC, PFPC, BDI or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

Other Potential Conflicts of Interest

Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1.357 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity,   fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively

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engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is   also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

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In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that

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the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment

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flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s

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Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser  on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The following section applies to the Lifecycle Prepared Portfolios only.

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons.  Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the

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order.  Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares.  The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qulaified employee benefit plans; there is a $50 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers.  It is the responsibility of brokers to transmit purchase orders and payment on a timely basis.  Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.  Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information.  Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”).  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Dealer Reallowances.  The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of Investor A Shares.  In cases where BDI acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares.  For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

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During special promotions, the entire sales charge may be reallowed to dealers.  Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act.  The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.  Furthermore, BDI, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  BDI, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations.  The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor C, Investor C1 or Investor C2 Shares of each of the Portfolios.

Sales Charge Waivers —Investor A Shares

Qualified Plans.  In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares.  BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Portfolios by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other.  The following persons associated with the Fund, BDI, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Portfolios without paying a sales charge to the extent permitted by these firms:  (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers  who have entered into selling agreements with BDI; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c).  The following persons may also buy Investor A Shares without paying a sales charge:  (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees.  Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges —Investor A and Investor A1 Shares

Because of reductions in the front-end sales charge for purchases of Investor A or Investor A1 Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to

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purchase Investor A or Investor A1 Shares.  In any event, the Fund will not accept a purchase order of  $500,000 or more for Investor C Shares.

Quantity Discounts.  Larger purchases may reduce the sales charge price.  Upon notice to the investor’s broker or the transfer agent, purchases of Investor A or Investor A1 Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation.  Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge.  In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege.  Upon redemption of Investor A, Investor A1 or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent.  An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge.  The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.  The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Shareholder Features

Exchange Privilege.  A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.  Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege.  To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC.  This form is available from PFPC.  Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange.  During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

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If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below.  In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence.  For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized.  Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange.  Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time.  Notice will be given to shareholders of any material modification or termination except where notice is not required.  The Fund reserves the right to reject any telephone exchange request.  Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.  The Fund, the Administrators and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Fund, the Administrators and BDI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine.  The records of the Fund’s transfer agent pertaining to such instructions are binding.  The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.  The exchange privilege is only available in states where the exchange may legally be made.

Automatic Investment Plan (“AIP”).  Investor Share shareholders may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC.  The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”).  The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts.  Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio.  Shareholders may elect to receive automatic cash payments of $50 or more at any interval.  You may choose any day for the withdrawal.  If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter.  An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted.  To participate in the SWP, shareholders must have their dividends automatically reinvested.  Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.  Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan.  The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BDI from time to time) automatically invested at net asset value in one other such Eligible Fund

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designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.  Signatures, when required, must conform exactly to the account registration.  If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Computation of Public Offering Prices for Investor A Shares of the Portfolios.

An illustration of the computation of the public offering price per Investor A Share of the respective Portfolios, based on the value of such Portfolios’ net assets as of October 31, 2007 follows:

	Lifecycle Prepared Portfolio 2010	Lifecycle Prepared Portfolio 2015	Lifecycle Prepared Portfolios 2020	Lifecycle Prepared Portfolio 2025
Net Assets	$62,684	$264,322	$80,188	$473,520
Outstanding Shares	5,742	24,622	7,413	43,127
Net Asset Value Per Share	$10.92	$10.74	$10.82	$10.98
Maximum Sales Charge, 5.25% of offering price*	0.61	0.60	0.60	0.61
Offering to Public	$11.53	$11.34	$11.42	$11.59

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at October 31, 2007 was as follows: Lifecycle Prepared Portfolio 2010 5.59%; Lifecycle Prepared Portfolio 2015 5.59%; Lifecycle Prepared Portfolio 2020 5.55%; and Lifecycle Prepared Portfolio 2025 5.56%.

	Lifecycle Prepared Portfolio 2030	Lifecycle Prepared Portfolio 2035	Lifecycle Prepared Portfolios 2040	Lifecycle Prepared Portfolio 2045	Lifecycle Prepared Portfolio 2050
Net Assets	$198,752	$114,883	$186,214	$83,840	$29,706
Outstanding Shares	17,958	10,427	16,676	7,420	2,650
Net Asset Value Per Share	$11.07	$11.02	$11.17	$11.30	$11.21
Maximum Sales Charge, 5.25% of offering price*	0.61	0.61	0.62	0.63	0.62
Offering to Public	$11.68	$11.63	$11.79	$11.93	$11.83

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*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at October 31, 2007 was as follows:  Lifecycle Prepared Portfolio 2030 5.51%; Lifecycle Prepared Portfolio 2035 5.54%; Lifecycle Prepared Portfolio 2040 5.55%; Lifecycle Prepared Portfolio 2045 5.58%; and Lifecycle Prepared Portfolio 2050 5.53%.

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended October 31, 2007 were as follows:

Portfolios	Front-End Sales Charges

Prepared Portfolio 2015	$6,402
Prepared Portfolio 2020	1,517
Prepared Portfolio 2025	7,180
Prepared Portfolio 2030	4,710
Prepared Portfolio 2035	2,891
Prepared Portfolio 2040	5,041
Prepared Portfolio 2045	2,875
Prepared Portfolio 2050	386

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, Merrill Lynch & Co., Inc. and PNC Corp. may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers.  These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares.  Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions.  Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

R Shares

Purchase of Shares.  R Shares are available only to certain authorized qualified employee benefit plans.  The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information.  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any

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purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder.  The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio.  Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Each of the Lifecycle Prepared Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders.  The net investment income is declared at least annually as a dividend to investors who are shareholders of the Portfolio at the close of business on the record date.  Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.  The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise.  This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

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VALUATION OF PORTFOLIO SECURITIES

The following section applies to the Lifecycle Prepared Portfolios only.

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees or a Committee thereof.

Net asset value is calculated separately for each class of shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Portfolio is as follows: shares of underlying funds are valued at net asset value; securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees.  The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows:  to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE.  In the event that there are no sales, the mean between the last available bid and asked prices will be used.  If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used.  An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time).  In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value.  The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.  All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction.  Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated.  In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

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Fair Value.  When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available.  Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs.  When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain
non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation.  For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund.  For certain non-U.S. securities, a third party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee.  The Valuation Committee may accept, modify or reject any recommendations.  The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction.  The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity.  Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security.  The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value.  As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following section applies to the Lifecycle Prepared Portfolios only.

The following is only a summary of certain additional tax considerations generally affecting the Lifecycle Prepared Portfolios and their shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Lifecycle Prepared Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Each Lifecycle Prepared Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, each Lifecycle Prepared Portfolio generally is exempt from U.S. federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any,

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for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Lifecycle Prepared Portfolio must derive at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”).  The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Lifecycle Prepared Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Lifecycle Prepared Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Lifecycle Prepared Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Lifecycle Prepared Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which such Lifecycle Prepared Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

If for any taxable year any Lifecycle Prepared Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Lifecycle Prepared Portfolio’s current and accumulated earnings and profits.  Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Lifecycle Prepared Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Lifecycle Prepared Portfolio into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Lifecycle Prepared Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

Distributions of investment company taxable income from a Lifecycle Prepared Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income to the extent of that Lifecycle Prepared Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares.  However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Lifecycle Prepared Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met by both the shareholders and the Lifecycle Prepared Portfolio.  A Lifecycle Prepared Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year.  If a Lifecycle Prepared Portfolio receives 95% or more of its gross income (as defined for that

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purpose) from qualified dividend income, all the Lifecycle Prepared Portfolio’s distributions may be classified as qualified dividend income.  Otherwise, only a portion of a Lifecycle Prepared Portfolio’s distributions may be eligible for classification as qualified dividend income.  A Lifecycle Prepared Portfolio may designate such distributions as qualified dividend income only to the extent the Lifecycle Prepared Portfolio has qualified dividend income for the taxable year in which such distributions are made.  Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations.  Shareholders receiving any distribution from a Lifecycle Prepared Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Each Lifecycle Prepared Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year.  Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Lifecycle Prepared Portfolio prior to the date on which a shareholder acquired shares of the Lifecycle Prepared Portfolio and whether the distribution was paid in cash or reinvested in shares.  If a Lifecycle Prepared Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Lifecycle Prepared Portfolio against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Lifecycle Prepared Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Lifecycle Prepared Portfolio.

Ordinary income dividends paid by a Lifecycle Prepared Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Lifecycle Prepared Portfolio from domestic corporations for the taxable year.  A dividend received by a Lifecycle Prepared Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Lifecycle Prepared Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Lifecycle Prepared Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed.  Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Lifecycle Prepared Portfolio.  A dividend received by a Lifecycle Prepared Portfolio from an underlying fund will be eligible for the dividends-received deduction to the extent designated by such underlying fund, provided the requirements described above have been met.

Distributions by a Lifecycle Prepared Portfolio that do not constitute ordinary income dividends, qualified dividend income or capital gains dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher.  Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010.  Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Lifecycle Prepared Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Lifecycle Prepared Portfolio within 30 days before or

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after the sale, exchange or redemption.  In such a case, the basis in the shares acquired will be adjusted to reflect such loss.  Any gain or loss arising from the sale, exchange or redemption of shares of a Lifecycle Prepared Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any loss incurred on the sale or exchange of a Lifecycle Prepared Portfolio’s shares held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received ( or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain of each Lifecycle Prepared Portfolio’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Lifecycle Prepared Portfolio to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.  Each Lifecycle Prepared Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Lifecycle Prepared Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price).  Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution.  Any such income would be treated as income earned by a Lifecycle Prepared Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed above).  As a result, such Lifecycle Prepared Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Lifecycle Prepared Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Lifecycle Prepared Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Lifecycle Prepared Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Lifecycle Prepared Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Lifecycle Prepared Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on a Lifecycle Prepared Portfolio in respect of deferred taxes arising from such distributions or gains.  If a Lifecycle Prepared Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Lifecycle Prepared Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not

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distributed to the Lifecycle Prepared Portfolio.  Alternatively, a Lifecycle Prepared Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Lifecycle Prepared Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, a Lifecycle Prepared Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.  The Lifecycle Prepared Portfolios do not intend to purchase shares in PFICs.

Each Lifecycle Prepared Portfolio’s investment in non-U.S. securities or in underlying funds that invest in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, a Lifecycle Prepared Portfolio’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Lifecycle Prepared Portfolios.

Each Lifecycle Prepared Portfolio may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Lifecycle Prepared Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Lifecycle Prepared Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from a Lifecycle Prepared Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.  Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Lifecycle Prepared Portfolio and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.  Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted.  If the income from a Lifecycle Prepared Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Lifecycle Prepared Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of shares of a Lifecycle Prepared Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.  In the case of non-U.S. non-corporate shareholders, the Lifecycle Prepared Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Lifecycle Prepared Portfolio with proper notification of their non-U.S. status.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Lifecycle Prepared Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Lifecycle Prepared Portfolios each year.

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The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Lifecycle Prepared Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Lifecycle Prepared Portfolio may be subject to the tax laws of such states or localities.  Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the U.S. federal income tax consequences described above.

ADDITIONAL INFORMATION CONCERNING SHARES

The following section applies to the Lifecycle Prepared Portfolios only.

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan.  Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees.  Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion.  When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law.  At that time, the trustees then in office will call a shareholders meeting to elect trustees.  Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.  The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter.  Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio.  Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio.  The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund.  As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

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The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:  (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares.  Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund.  The Fund was organized as a Massachusetts business trust on April 26, 2007 and is registered under the 1940 Act as an open end, management investment company.  Each of the Lifecycle Prepared Portfolios is non-diversified.

Independent Registered Public Accountant.  Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serve as the Funds’ independent registered public accountants.

Counsel.   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as the Fund’s counsel.

Shareholder Ownership.  The name, address and percentage ownership of each person that on December 31, 2007, owned of record or beneficially 5% or more of the outstanding shares of a Portfolio that had commenced operations are set forth on  Appendix D.

On December 31, 2007, Merrill Lynch Pierce Fenner, Attn: Stock Powers, which has its principal offices at 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484 held of record approximately 23.371% of the Fund’s outstanding shares.

On December 31, 2007, PNC Bank, Saxon & Company, which has its principal offices at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, held of record approximately 26.264% of the Fund’s outstanding shares.  PNC Bank is a national bank organized under the laws of the United States.  All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc.  All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

Shareholder Approvals.  As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment.  It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months.  The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.  The effects of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

A-1

“F-1” - Securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality.  Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal.  Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

A-2

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default.  This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period.  “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks.  Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.  The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standtards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds).  “Caa,” “Ca” and “C” bonds may be in default.

A-3

Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.  Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments.  The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default.  For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

A-4

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”).  Such ratings recognize the differences between short-term credit risk and long-term risk.  The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

A-5

APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions.  These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price.  A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price.  The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities.  The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery.  Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount.  Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change.  In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.  Prior to expiration

B-1

of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.  An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts.  Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated).  Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge.  A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market.  Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest.  In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin.  The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day.  If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.  In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions.  In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so.  The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

B-2

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts.  Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges.  Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges.  Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option.  Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio.  Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

B-3

APPENDIX C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients.  BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.    Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services.  BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role.  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider.  Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II.            Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).  BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client.  If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a

“BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•      The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients.  The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•      if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III.           Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•      voted to implement or renew a “dead-hand” poison pill

•      ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•      failed to act on takeover offers where the majority of the shareholders have tendered their shares

•      are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•      on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•      sit on more than six boards of public companies

A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•      auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•      auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•      on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1

IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•    have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•    ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•    are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•    on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required reports on:

•      environmental liabilities;

•      bank lending policies;

•      corporate political contributions or activities;

•      alcohol advertising and efforts to discourage drinking by minors;

•      costs and risk of doing business in any individual country;

•      involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11) Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

APPENDIX D

SHARE OWNERSHIP

Lifecycle Prepared Portfolio 2010- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 98.17%.

Lifecycle Prepared Portfolio 2010- Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 7.34%.

Lifecycle Prepared Portfolio 2010- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 92.66%.

Lifecycle Prepared Portfolio 2010- Inst’l Cl:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 82.41%.

Lifecycle Prepared Portfolio 2010- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 17.59%.

Lifecycle Prepared Portfolio 2015-Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 97.75%.

Lifecycle Prepared Portfolio 2015-Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 37.17%.

Lifecycle Prepared Portfolio 2015- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 62.83%.

Lifecycle Prepared Portfolio 2015- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 100.00%.

Lifecycle Prepared Portfolio 2020-Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 99.35%.

Lifecycle Prepared Portfolio 2020-Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 89.39%.

Lifecycle Prepared Portfolio 2020- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 10.61%.

Lifecycle Prepared Portfolio 2020- Inst’l Cl:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 86.13%.

Lifecycle Prepared Portfolio 2020- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 13.87%.

Lifecycle Prepared Portfolio 2025- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 90.98%.

Lifecycle Prepared Portfolio 2025- Class A:	Raymond James & Assoc. Inc. CSDN, FBO Dale J. Bentley IRA, 37195 Weymouth Dr., Livonia, MI 48152, 6.10%.

Lifecycle Prepared Portfolio 2025-Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 90.39%.

Lifecycle Prepared Portfolio 2025- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 9.61%.

Lifecycle Prepared Portfolio 2025- Inst’l Cl:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 30.65%.

Lifecycle Prepared Portfolio 2025- Inst’l Cl:	Patricia and Robert A. Schultz, JT Ten Wros, 411 Sunblaze Lane, Cochranville, PA 19330, 22.87%.

Lifecycle Prepared Portfolio 2025- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 46.47%.

Lifecycle Prepared Portfolio 2030- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 95.69%.

Lifecycle Prepared Portfolio 2030-Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 60.73%.

Lifecycle Prepared Portfolio 2030- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 39.27%.

Lifecycle Prepared Portfolio 2030- Inst’l Cl:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 48.16%.

Lifecycle Prepared Portfolio 2030- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 51.84%.

Lifecycle Prepared Portfolio 2035- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 96.51%.

Lifecycle Prepared Portfolio 2035-Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 71.99%.

Lifecycle Prepared Portfolio 2035- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 28.01%.

Lifecycle Prepared Portfolio 2035- Inst’l Cl:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 65.83%.

Lifecycle Prepared Portfolio 2035- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 34.17%.

Lifecycle Prepared Portfolio 2040- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 96.85%.

Lifecycle Prepared Portfolio 2040-Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 12.71%.

Lifecycle Prepared Portfolio 2040- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 87.29%.

Lifecycle Prepared Portfolio 2040- Inst’l Cl:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 41.80%.

Lifecycle Prepared Portfolio 2040- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 58.20%.

Lifecycle Prepared Portfolio 2045- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 82.25%.

Lifecycle Prepared Portfolio 2045- Class A:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 17.75%.

Lifecycle Prepared Portfolio 2045-Class R:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 83.92%.

Lifecycle Prepared Portfolio 2045- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 16.08%.

Lifecycle Prepared Portfolio 2045- Inst’l Cl:	PFPC Trust Co., Custody Acct. for Roth IRA, FBO Timothy D. Zoppi, 17 Christian St., Philadelphia, PA 19147-4321, 5.36%

Lifecycle Prepared Portfolio 2045- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 94.64%.

Lifecycle Prepared Portfolio 2050- Class A:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 58.82%.

Lifecycle Prepared Portfolio 2050- Class A:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 41.18%.

Lifecycle Prepared Portfolio 2050- Class R:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 99.09%.

Lifecycle Prepared Portfolio 2050- Inst’l Cl:	Mira A. Mehta, 106 Spruce St., Apt. 3, Princeton NJ, 08540-6209, 5.35%.

Lifecycle Prepared Portfolio 2050- Inst’l Cl:	Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484, 59.77%.

Lifecycle Prepared Portfolio 2050- Inst’l Cl:	Blackrock Funding Inc., Attn: Joseph Feliciani, 4th Fl., 40 E. 52nd St., New York, NY 10022, 34.89%.

BLACKROCK FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Low Duration Bond, Intermediate Government Bond, Government Income, GNMA, Managed Income, International Bond, High Yield Bond, Inflation Protected Bond, AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond, Kentucky Municipal Bond, Enhanced Income and Long Duration Bond Portfolios, Total Return Portfolio II, Intermediate Bond Portfolio II and Emerging Market Debt Portfolio (collectively, the “Portfolios” or the “Bond Portfolios”) of BlackRock Funds II (the “Fund”).  The AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios are called “Municipal Bond Portfolios.”  The Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios are called “State-Specific Municipal Bond Portfolios.”

The investment adviser for each Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

The Portfolios were formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”).  On June 8, 2007, the Portfolios became portfolios of the Fund, a separate Massachusetts business trust.  Each Portfolio’s investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial statements and shareholder services are identical to those that existed when the Portfolio was part of the Former Trust, and references to the Fund or a Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Portfolio as part of the Former Trust, respectively.

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 31, 2008, as amended or supplemented from time to time (the “Prospectuses”).  Terms used but not defined herein have the meanings given to them in the Prospectuses.  Certain information contained in the Fund’s annual and semi-annual reports to shareholders is incorporated by reference herein.  Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated January 31, 2008.

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INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolios’ investment policies.  To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios.  Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

The Portfolios (other than the Municipal Bond Portfolios) that are subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), will not change their investment policies required by that Rule without giving shareholders 60 days prior written notice.

Additional Information on Investment Strategies

Bond Portfolios.  Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities.  The Municipal Bond Portfolios will invest, during normal market conditions, at least 80% of their total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”) and, with respect to the AMT-Free Municipal Bond Portfolio, is not an item of tax preference for purposes of the Federal alternative minimum tax.  Each State-Specific Municipal Bond Portfolio also intends to invest at least 80% of its total assets in Municipal Obligations the interest on which is exempt from the applicable state income tax (“State-Specific Obligations”).

Inflation Protected Bond Portfolio.  The Inflation Protected Bond Portfolio will, and other Bond Portfolios may, invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Inflation Protected Bond Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Enhanced Income Portfolio.

The Enhanced Income Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  In particular, the Portfolio may invest in:

(a)                                  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)                                 high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)                                  unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s sub-adviser;

(d)                                 asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)                                  securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)                                    dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)                                 funding agreements issued by highly-rated U.S. insurance companies;

(h)                                 securities issued or guaranteed by state or local governmental bodies;

(i)                                     repurchase agreements relating to the above instruments; and

(j)                                     municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

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Municipal Investments.  The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.  Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities.  Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments.  However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis.  Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations.  Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited.  In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions.  Changes in the credit quality of these institutions could cause loss to a Municipal Bond Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance.  The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Private Activity Bonds (“PABs”). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds.  Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products

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or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Bond Portfolio may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Bond Portfolio since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Yields. Yields on Municipal Obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Bond Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Bond Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Obligations and the obligations of the issuer of such Municipal Obligations may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Bond Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Bond Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Bond Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Bond Portfolio’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Bond Portfolio’s yield on a VRDO will increase and the Bond Portfolio’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Bond Portfolio’s restriction on illiquid investments

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unless, in the judgment of the Board of Trustees such VRDO is liquid. The Board of Trustees may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board of Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts.  Certain of the Portfolios deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Portfolio. As a result, a Portfolio’s ability to hedge effectively all or a portion of the value of its Municipal Obligations through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Obligations held by the Bond Portfolios. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Obligations held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Obligations held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.  A Bond Portfolio may purchase a Municipal Security issuer’s right to call all or a portion of such Municipal Security for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Obligations, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a Municipal Security as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions.  In order to hedge the value of a Bond Portfolio against interest rate fluctuations or to enhance a Bond Portfolio’s income, a Bond Portfolio may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Bond Portfolio enters into these transactions, the Bond Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Bond Portfolio anticipates purchasing at a later date. A Bond Portfolio intends to use these transactions primarily as a hedge rather than as a speculative investment.

However, a Bond Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Bond Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Bond Portfolio may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Bond Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of

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fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Bond Portfolio and increase a Bond Portfolio’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Security with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Bond Portfolio may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Bond Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Bond Portfolio can create a synthetic long or short position, allowing the Bond Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between a Bond Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Bond Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Bond Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Bond Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Bond Portfolio, which would cause the Bond Portfolio to make payments to its counterparty in the transaction that could adversely affect the Bond Portfolio’s performance. A Bond Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Bond Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Bond Portfolio.

Insured Municipal Bonds.  Bonds purchased by a Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures.  Either the issuer of the bond or the Portfolio purchases the insurance.  Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments.  However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value.  Also, the Portfolio cannot be certain that any insurance company does not make these payments.  In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield.  The Portfolio seeks to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s.  However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds.  If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Reverse Repurchase Agreements and Other Borrowings.  Each Bond Portfolio is authorized to borrow money.  Certain Portfolios may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or

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capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.  Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Such Agreements are considered to be borrowings under the 1940 Act.  Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines.  The Bond Portfolios (except the Municipal Bond Portfolios) may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative.  Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio.  During the time a reverse repurchase agreement is outstanding, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.  In addition, each Bond Portfolio (except the Municipal Bond Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Bond Portfolio (except the Municipal Bond Portfolios) may enter into dollar roll transactions.  A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls.  At the time a Portfolio enters into a dollar roll transaction, the adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained.  A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be

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restricted.  Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds.  The Municipal Bond Portfolios will, and the other Bond Portfolios may, invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Obligations. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity

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provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments.  The Bond Portfolios may purchase rated and unrated variable and floating rate instruments.  These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”).  Tender option bonds (including residual interests thereon) are excluded from this 10% limitation.  The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand.  Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on

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an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Bank Loans.  Bank loans are generally non-investment grade floating rate instruments.  Usually, they are freely callable at the issuer’s option.  Each Bond Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”).  A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s sub-adviser to be creditworthy.  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk.  The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future.  For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations.  In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities.  To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Equity Securities.  Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Portfolios may invest in shares of companies through initial public offerings (“IPOs”).  IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios.  There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance.  The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

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The Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Preferred Stock.  Certain of the Portfolios may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. Certain of the Portfolios may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is

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generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities.  The Bond Portfolios each may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other

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governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

 The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Pay-in-kind Bonds.  The Bond Portfolios may invest in Pay-in-kind, or PIK, bonds.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at

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all on its investment.  The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.  Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks.  Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies.  Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

To the extent consistent with their investment objectives, the Portfolios (except the Municipal Bond Portfolios) may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.  The Bond Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk.  The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.  Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.  Although the Bond Portfolios’ sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in the Prospectuses, there can be no assurance that it will be able to do so at all times.

Mortgage-Related and Asset-Backed Securities.  The Bond Portfolios (except the Municipal Bond Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and

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repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  See “-Interest Rate and Extension Risk” above.

Any investments the Bond Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.  Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value

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of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities.  Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant

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to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”).  These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests.  The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer.  Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.  The Portfolios do not currently intend to purchase residual interests.  The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date.  Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.  Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest

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rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

 FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”).  PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool.  With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market

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prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Portfolio may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

U.S. Government Obligations.  The Bond Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations.  The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.  Additional examples of  such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

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There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations.  The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser or sub-adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations.  In determining whether a lease obligation is liquid, the adviser or sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets.  Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt.  In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper.  The Portfolios, except the High Yield Bond Portfolio, may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by a Portfolio’s adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.  The High Yield Bond Portfolio may purchase commercial paper of any rating.  These ratings symbols are described in Appendix A.

Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933.  Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements.  Each Bond Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  Repurchase agreements are, in substance, loans.  Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

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Each Portfolio may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement).  The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser or sub-adviser.  A Portfolio’s adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium).  The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.  The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.  Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations.  The Enhanced Income Portfolio may invest in investment grade securities in the rating categories specified in the Prospectuses.  The other Portfolios, except the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser or sub-adviser.  The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P.  It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.  If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities.  As described in the applicable Prospectuses, certain Bond Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company.  While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate

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over time.  High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated.  The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition.  High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities.  Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.  The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities.  In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default.  Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest.  If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets.  Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for high yield securities may be affected by legislative and regulatory developments.  These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.  Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price.  Additionally, if

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the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures.  If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk.  Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds.  Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.  For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio.  The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.  If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The Inflation Protected Bond Portfolio may invest in securities rated in the category “C” and above or determined by the sub-adviser to be of comparable quality.  Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

The High Yield Bond and Emerging Market Debt Portfolios may invest in securities of any rating and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.  Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities.  To the extent that a Portfolio becomes

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involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.  The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Corporate Loans.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed.  By investing in a corporate loan, the Portfolio may become a member of the syndicate.  The corporate loans in which the Portfolio may invest are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portoflio’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Mezzanine Investments.  Each of the Inflation Protected Bond, Low Duration and High Yield Bond Portfolios, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants).  Such mezzanine investments may be issued with or without registration rights.  Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations.  The High Yield Bond Portfolio may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities.  In addition, each Bond Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio.  The pool of securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments.  Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis.  These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  It may be expected that the market value of a Portfolio’s net assets will fluctuate to a

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greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities.  The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase.  Each Bond Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.  A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges.  Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Non-U.S. Investments.  The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency.  Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

In addition to equity securities, non-U.S. investments of the Portfolios may include:  (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Foreign Market Risk.  Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.  Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

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Certain Risks of Holdings Fund Assets Outside the United States.  A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Sovereign Debt. The Portfolios that invest in non-U.S. securities may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. As discussed in the Prospectuses, certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. The Emerging Market Debt Portfolio will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The Emerging Market Debt Portfolio considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or

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industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance.  These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

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Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a

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significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.  Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.  There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio.  For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that

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the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.  There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Brady Bonds.  A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds,

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is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative.  There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs.  Each Bond Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives.  The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains

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or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts.  To the extent consistent with its investment objective, each Bond Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging.  Each of the Low Duration Bond, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Government Bond, Intermediate Bond II, Inflation Protected Bond, Long Duration Bond, and Emerging Market Debt Portfolios and Total Return Portfolio II may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and the Long Duration Bond Emerging Market Debt International Bond Portfolios may write covered call options on up to 100% of the currencies in its portfolio.  For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time.  These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the Low Duration Bond, Managed Income, International Bond, High Yield Bond, Long Duration Bond, Enhanced Income, Intermediate Government Bond, Intermediate Bond II, Emerging Market Debt and Inflation Protected Bond Portfolios and Total Return Portfolio II, non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.  There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options.  In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves.  A Portfolio will write call options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s or sub-adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value.  A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio.  When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices.  If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid.  If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or

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loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, each Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Bond Portfolios may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency.  A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation.  A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade.  When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period.  When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.  In connection with a Portfolio’s position in a futures contract or related option, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest

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rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Options on GNMA Certificates. A Bond Portfolio may invest in options on GNMA Certificates.  The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Bond Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Bond Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Bond Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Bond Portfolio will no longer be covered, and the Bond Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Bond Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Interest Rate Transactions, Currency Swaps and Swaptions.  The Bond Portfolios may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”).  The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.  They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, the Portfolios that invest in non-U.S. securities may enter into currency swaps.  Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

The Bond Portfolios may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

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Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps.  To the extent consistent with their investment strategies, the Bond Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.  The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to

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the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

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The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The adviser’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The adviser, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the adviser may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the adviser believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio”

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exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Inflation risk.  Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Non-U.S. Currency Transactions.  Each of the Low Duration Bond, Managed Income, International Bond, High Yield Bond, Long Duration Bond, Enhanced Income, Intermediate Government Bond, Intermediate Bond II, Emerging Market Debt and Inflation Protected Bond Portfolios and Total Return Portfolio II may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates.  Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging).  The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.  A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.  A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances.  First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency.  With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the

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securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  Some of the forward non-U.S. currency contracts entered into by the Portfolios are classified as non-deliverable forwards (NDF).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.  In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency.  A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging.  A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.  For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen.  The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.  Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines.  For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or securities will be added.

Stand-by Commitments.  Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

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There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price.  Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.  It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed ½ of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks.  A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Each Municipal Bond Portfolio and the Inflation Protected Bond Portfolios may acquire stand-by commitments with respect to Municipal Obligations held by it.  The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

Tax-Exempt Derivatives.  The Municipal Bond Portfolios and the Long Duration Bond and, Emerging Market Debt and Inflation Protected Bond Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used.  For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created.  Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.  In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian.  Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.  A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund’s participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.  The Municipal Bond Portfolios and the Inflation Protected Bond and, Emerging Market Debt Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of

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participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities.  Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares.  The Municipal Bond Portfolios and the Long Duration Bond and Inflation Protected Bond Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.  The Municipal Bond Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk.  Certain of the Portfolios intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portoflio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio. In particular, a case currently pending before the U.S Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

Securities Lending.  A Portfolio may seek additional income by lending securities on a short-term basis.  Voting rights may pass with the lending of securities.  The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs.  The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities.  A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.  Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.  The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

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A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as a lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

Yields and Ratings.  The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  Subsequent to its purchase by a Portfolio, a rated security may cease to be rated.  A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investments in Other Investment Companies.  In connection with the management of their daily cash positions and subject to applicable law, the Bond Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in Exchange Traded Funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange.  Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.”  Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.  Securities of other investment companies will be acquired within limits prescribed by the 1940 Act.  As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.  Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

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Stripped and Zero Coupon Obligations.  To the extent consistent with their investment objectives, the Bond Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”).  Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.  The International Bond and Emerging Market Debt Portfolios also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations.  A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only).  However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.  The market value of SMBS can be extremely volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Bond Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments.  Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.  Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See “Taxes.”

Funding Agreements.  The Bond Portfolios may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales.  The Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.  The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security regarding payment

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received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates.  Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Liquidity Management.  The Enhanced Income and Emerging Market Debt Portfolios may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios’ sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Portfolio’s assets will be held uninvested. Uninvested cash reserves may not earn income.

Illiquid Securities.  No Bond Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid.  GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price.  Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees.  A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security.  Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs.  In pursuing its investment strategy, a Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

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The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares.  Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in Mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.

Master Limited Partnerships. The Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Portfolios intend to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to

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both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Portfolio Turnover Rates.  A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of a Portfolio’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

CERTAIN MERRILL LYNCH EXEMPTIVE ORDERS

The Fund and the Adviser and its affiliates are now operating under two exemptive orders that were previously issued to Merrill Lynch and/or its affiliates (collectively, “Merrill Lynch” or “Investment Advisers”). The first exemptive order, issued on January 5, 1987, permits certain Merrill Lynch tax-exempt funds to conduct principal transactions with a Merrill Lynch broker-dealer affiliate in the secondary market or in fixed price dollar offerings not involving underwriting syndicates with respect to short-term tax-exempt securities (including municipal securities), subject to certain conditions including: (i) purchase or sale transactions may be conducted only in short-term tax-exempt securities having one of the two highest investment grade ratings from at least one nationally recognized rating agency; (ii) for solicited secondary market transactions, a determination is required, based upon the information available to a Fund and the Adviser or, that the price available from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is “better than” the prices available from other sources; (iii) MLPF&S’s spread will be no greater than its customary dealer spread and will be consistent with the average spread charged by underwriters or dealers in Short-Term Tax-Exempt Securities for the type of security and size of transaction involved; and (iv) Merrill Lynch will have no involvement in proposed transactions and will not attempt to influence or control the placing by the Funds or Investment Advisers of orders with MLPF&S.

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Special Considerations Regarding Investments in Ohio State-Specific Obligations.  The Ohio Municipal Bond Fund Portfolio (the “Ohio Portfolio”) will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  The Ohio Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.  This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 23, 2008, particularly debt figures and other statistics.

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Ohio is the seventh most populous state.  The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery.  As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole.  Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure.  For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure.  However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs. 5.1%).  In November 2007, the State unemployment rate was higher than the national rate (5.6% vs. 4.7%).  The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in an Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position.  Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources.  Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.  The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium.  Those procedures include general and selected reductions in appropriations spending.

The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)	Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below.  None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

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The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

1996-97.  From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99.  GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01.  The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03.  Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000

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from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

•                  Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

•                  December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Year 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRS of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GFR balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose authorized general obligations bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of

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$56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05.  The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•                  A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

•                  Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

•                  Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

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•                  Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•                  Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

2006-07.  Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•                  A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•                  Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

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•                  Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.

•                  A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•                  An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium.  Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act reflects total GRF biennial estimated revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures are: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•                  Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.

•                  Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•                  Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938.0 million) and common school ($4.112 billion) purposes over

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the next three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF will fund the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of those anticipated tobacco receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal year 2012 and making a partial allocation thereafter through Fiscal year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in Fiscal Year 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

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State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $16,700,825 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $137,590,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,516 in Fiscal Year 2008.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory

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formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•                  1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•                  1998-99 – $11.6 billion (18.3% over the previous biennium).

•                  2000-01 – $13.3 billion (15% over the previous biennium).

•                  2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•                  2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•                  2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductings).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund) and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then

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deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $16,937,000 and no district received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently nine school districts in fiscal emergency status and thirteen in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that some remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Investment in Delaware State-Specific Obligations.  The concentration of investments in Delaware State-Specific Obligations by the Delaware Municipal Bond Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of Delaware (“Delaware” or the “State”) and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Municipal Bond Portfolio. This section briefly describes recent economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Municipal Bond Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

Since fiscal 2000, Delaware’s economic performance has largely matched or exceeded national trends. Over that period, Delaware’s rate of employment and income growth exceeded that of the United States, and while the State’s ties to the national economy are unmistakable, throughout the recent business cycle, Delaware consistently posted lower unemployment rates that the United States.

DaimerChrysler’s February 2007 announcement that it intends to idle its Newark, Delaware assembly facility in late 2009 demonstrates Delaware’s link to larger economic trends beyond the control of the State.

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Since the adoption of the Financial Center Development Act in 1981, diversifying Delaware’s economy has consistently ranked among State policymakers’ highest priorities. Delaware has continually improved its business climate with fiscal management, tax cuts and strategic investments in public education and infrastructure. Delaware’s business friendly legal system continues to attract incorporations and business formations. Delaware continues to pursue high technology industries, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology. The State has made a significant investment to establish the Delaware Biotechnology Institute which is designed to expand the State’s scientific base and create opportunities for the development of new technologies in the emerging life sciences field.

Between 2005 and 2006, Delaware’s population increased 1.4% to 853,476 inhabitants, compared to 0.2% growth for the region and 0.9% growth for the nation. Net in-migration accounted for 65% of the growth.

Delaware’s total personal income grew 6.2% from calendar 2004 to 2005 compared with 4.7% for the mid-Atlantic region and 5.2% for the nation. Total State personal income in calendar 2005 was $31.3 billion. Per capita personal income of Delaware residents (the annual total personal income of State residents divided by the population) grew 4.5% from calendar 2004 to 2005. It grew by 4.7% in the mid-Atlantic region and 4.2% in the U.S. over the same period. State per capita personal income was 108% of U.S. per capita personal income in calendar 2005.

Delaware’s average unemployment rate for 2006 fell to 3.6% from 4.0% in 2005. The other states in the Mid-Atlantic Region (MD, PA and NJ) had an overall average unemployment rate of 4.5% in 2006, down from 4.8% in 2005. It grew by 4.7% in the mid-Atlantic region and 4.2% in the U.S. over the same period.

The rate of non-agricultural job growth in Delaware slowed to 1.2% in 2006, below the national rate of job growth of 1.8%. The growth in surrounding states remained at 1%, just below Delaware’s growth.

In terms of employment, Government was the single largest industry sector in Delaware in 2006. Total employment across all government entities averaged 60,600 over the year. Retail Trade had the greatest number of workers among private industry sectors, with an average of 53,700. The third largest was Health Care and Social Assistance, with 48,800. From 2005 to 2006, Health Care and Social Assistance led industry job growth by adding a net 1,600 workers. Construction was second at 1,400 net jobs and Government third with net 1,200 jobs. Educational Services was the fastest growing industry sector on a percentage basis, growing at 7.4% in 2006. The second fastest was Construction at 5.0%.

The State’s general obligation debt outstanding was $1,812.2 million on December 31, 2006, with approximately 78% scheduled to mature within ten years. Delaware’s debt burden reflects the centralized role of the State government in financing capital projects typically funded at local government levels elsewhere, such as correctional facilities and schools.  As of December 31, 2006, 42% of the State’s outstanding debt was issued on behalf of local school districts. This debt is fully supported by the property tax revenue of those districts.

There is no state constitutional debt limit applicable to Delaware. However, Delaware has enacted legislation adopting a three-part debt limit. First, authorizations of new tax-supported obligations of the State for a fiscal year are limited to 5% of budgetary general fund revenue for that fiscal year as determined in conjunction with the adoption of the annual budget appropriation bill for that fiscal year (the “5% rule”). Should revenue collections increase during the fiscal year, no additional authorizations are made. The June 2007 estimate of net general fund revenues for fiscal 2007 was $3,276.7 million; thus a total of $163.8 million of new tax-supported general obligation debt was permitted under the 5% rule and was authorized. Second, no tax-supported obligations of the State and no Transportation Trust Fund debt obligations of the Delaware Transportation Authority can be incurred if the aggregate maximum annual payments on all such obligations exceed 15% of the estimated aggregate budgetary General Fund revenue plus Transportation Trust Fund revenue for the fiscal year following the fiscal year in which the obligation is incurred. Third, no general obligation debt (with certain exclusions) can be incurred if the maximum annual debt service payable in any fiscal year on all such outstanding obligations will exceed the estimated cumulative cash balances (including all reserves) for the fiscal year following the fiscal year in which such obligation is incurred.

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Delaware voluntarily retires its general obligation debt. Over the years, the State has appropriated surplus cash for “pay-as-you-go” financing. Revenue surpluses between fiscal years 1993 to 2001 allowed the State to appropriate cash on average at a rate of 52.6% of capital expenditures. With more modest revenue growth, the fiscal 2002 and 2003 pay-as-you-go financing levels were reduced. However, for fiscal 2004 through 2007, the pay-as-you-go financing levels exceeded $900 million. In the period 1995-2001, the State implemented a substantial debt reduction plan as extraordinary surplus permitted. Tighter revenues in fiscal 2002, 2003 and 2004 precluded additional debt reduction efforts. Delaware has also undertaken a series of bond refundings which have lowered the overall debt service on its obligations. The State refunded $132.7 million of its general obligation bonds in August 2002 for a combined savings of over $6.4 million, and refunded $34.5 million of its general obligation bonds in April 2003 for a combined savings of $2.3 million. In fiscal 2003, the State refunded over $167 million of its general obligation bonds for a combined savings of $8.7 million. In fiscal 2004, savings of $2.9 million were realized after the State refunded $74.6 million of its general obligation bonds, and in fiscal 2005, savings of $1,905,000 were realized after the State refunded $48.3 million of its general obligation bonds.

Delaware budgets and controls its financial activities on a cash basis of accounting for its fiscal year (July 1 to June 30). State law requires Delaware to record its financial transactions in either of two major categories - the budgetary General Fund or the budgetary Special Funds. The budgetary General Fund provides for the cost of the State’s general operations and is credited with all tax and other revenue of Delaware not dedicated to budgetary Special Funds. The budgetary Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements. Specific uses of the budgetary Special Funds include State parks operations and fees charged by the Public Service Commission and The Division of Professional Regulation. All disbursements from the budgetary General Fund and certain budgetary Special Funds must be authorized by appropriations of the Delaware General Assembly.

The Delaware Constitution limits annual appropriations by majority vote of both houses of the Delaware General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. An appropriation exceeding this limit may be made in the event of a declared emergency, with the approval of a three-fifths vote of each house of the General Assembly, but no appropriation may be made exceeding 100% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year. In June 2006, the General Assembly authorized appropriations of $3,395.2 million for fiscal 2007, within the projected 98% appropriation limit.

The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account commonly referred to as the “Rainy Day Fund” (the “Budget Reserve Account”), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated budgetary General Fund revenue used to determine the appropriation limit for that fiscal year. This Budget Reserve Account is designed to provide a cushion against unanticipated revenue shortfalls. Transfers of $175.4 million were made to fully fund the Budget Reserve Account for fiscal 2007. Money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue. As of May 1, 2007, no funds had been withdrawn from the Budget Reserve Account since its inception in 1980.

A coalition of State Attorneys General negotiated an agreement settling various states’ lawsuits against tobacco manufacturers, seeking to recover state funds expended on health care for smokers, consumer fraud and other claims. The master settlement agreement entered into by the State and participating tobacco manufacturers in late 1988 is expected to result in significant payments to the State. The size of payments to Delaware is subject to a number of possible offsets and adjustments as outlined in the settlement agreement. The State created a special fund called the “Delaware Health Fund” into which it deposits proceeds received as a result of the settlement agreement. As of April 1, 2007, approximately $188 million has been received by the State from participating manufacturers. The General Assembly and the Governor of Delaware may authorize expenditure of these monies to expand access to health care and health insurance, make long-term investments in State-owned health care infrastructure, promote healthy lifestyles including tobacco, alcohol and drug prevention, and promote preventative health care.

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Net budgetary General Fund revenue for fiscal 2006 was $3,169.9 million, a 10.2% increase over fiscal 2005. Based on April 2007 revenue forecasts, net budgetary General Fund revenue for fiscal 2007 was projected to total $3,268.9 million, a 3.1% increase over fiscal 2006.

The fiscal 2007 budgetary General Fund operation budget for the State totaled $3,101.9 million, a 9.4% increase over fiscal 2006. Grants-in-aid appropriations of $50.0 million and the budgetary General Fund contribution to the capital budget of $243.3 million brought total appropriations to $3,395.2 million. This appropriations package was within the constitutionally-prescribed limit of 98% of revenues. The State’s fiscal 2007 capital budget totaled $597.5 million, consisting of $163.8 million allocated for general obligation capital projects, $176.3 million allocated for the capital program of the Department of Transportation funded through the Transportation Trust Fund and $243.3 million allocated for “pay-as-you-go” capital projects.

The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and business entity fees, business and occupational gross receipt taxes, corporate income taxes, bank franchise taxes, lottery revenue and abandoned property revenue. Delaware does not levy ad valorem taxes on real or person property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote, except for tax increases to meet debt service on outstanding obligations of the State for which insufficient revenue is available when such debt service is due. The amendment requires the State to appropriate, prior to each fiscal year, sums sufficient to meet debt service in the following fiscal year, a practice the State has always followed.

Delaware is a defendant in various suits involving contract/construction claims, tax refund claims, allegations of wrongful discharge and/or other employment-related claims, use of excessive force, civil rights violations, and automobile accident claims. Although Delaware believes it has valid defenses to these actions, Delaware had, as of May 1, 2007, a potential aggregate exposure which could exceed $32.4 million.

Special Considerations Regarding Investment in Kentucky State-Specific Obligations.  Kentucky is a leader among the states in the production of tobacco. The tobacco industry has been under significant attack in recent years. In late 1998, the states, including Kentucky, certain commonwealths and territories of the United States, and the District of Columbia reached a Master Settlement Agreement with the major tobacco companies that will require payments from the tobacco companies worth approximately $250 billion over the subsequent 25 years. The federal government subsidy to tobacco growers has been eliminated and replaced with a payment by cigarette manufacturers to the federal government over a ten-year period. Potential federal regulation of the tobacco industry, the Master Settlement Agreement, and future litigation may adversely impact the tobacco industry, but the degree of the impact cannot be predicted with any certainty.

Kentucky is also a leader among the states in the production of coal. The coal severance tax is a significant revenue producer for Kentucky and its political subdivisions, and any substantial decrease in the production of coal or other minerals could result in revenue shortfalls.

Kentucky’s economy, once dominated by coal, horses, bourbon and tobacco, has become more diversified and now includes manufacturing of industrial machinery, automobiles and automobile parts, and consumer appliances. Kentucky’s non-manufacturing industries have grown considerably in recent years, with strong gains in air transportation, healthcare and business services and retail trade. No single segment of Kentucky’s economy comprises as much as one-fourth of the overall state domestic product. The Kentucky economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism in Kentucky.

In the 1990s, Kentucky outperformed the U.S. average in both personal income and employment growth. In the current decade, however, Kentucky’s growth in personal income and employment are expected to be slightly below the national average. Kentucky’s economy has expanded for the four consecutive fiscal years ended June 30, 2007,

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but gains in both income and employment were less than the national average. Total personal income and nonfarm employment in Kentucky increased by 4.7% and 0.8%, respectively, during the fiscal year ended June 30, 2007, as compared to the U.S. national averages of 6.1%, respectively, during the same period. The shortfall can be attributed to Kentucky’s greater reliance than the national average on manufacturing jobs. Kentucky’s employment composition has changed over the last decade as growth in manufacturing employment slowed and then declined. However, employment in the state is still relatively concentrated in the goods-producing sector (manufacturing, mining, and construction), which accounts for 20% of all jobs in Kentucky compared to the national average of 16%. In the last few years this concentration in manufacturing employment has been to Kentucky’s disadvantage in terms of its growth in personal income and employment as compared to the national averages. Kentucky’s growth in employment and personal income has lagged as manufacturing facilities have moved to low-cost centers abroad and the ones that remain have seen a surge in productivity without a concomitant increase in wages.

Kentucky relies upon sales and use taxes, individual and corporate income taxes, property taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are generally limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Sales and use taxes and individual and corporate income taxes together account for approximately three-fourths of Kentucky’s General Fund revenue.

Standard and Poor’s assigns to Kentucky an issuer credit rating of “AA-” with a positive outlook. Moody’s Investor Services assigns to Kentucky an issuer credit rating of “Aa2” with a stable outlook. Fitch Ratings does not maintain an issuer rating for Kentucky but rates Kentucky’s appropriation and lease-backed debt “AA-” with a stable outlook.

The Kentucky Municipal Bond Portfolio invests primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-exempt securities issued by the Commonwealth of Kentucky, its counties and cities and various other local authorities to finance public purpose capital projects, such as schools, universities, government facilities, housing, transportation, utilities, hospitals and water and sewer facilities.

There are several general types of Kentucky State-Specific Obligations. General obligation debts are secured by the issuer’s pledge of its full faith, credit and/or taxing power, if any, for the payment of principal and interest. General obligation debts of Kentucky must be authorized by a two-thirds vote of Kentucky’s electorate. No general obligation indebtedness of the Commonwealth of Kentucky is presently outstanding.

Because of the limitations on incurring general obligation debt, Kentucky generally does not enter into a financial obligation of more than two years’ duration. Prior to 1996, no municipal issuer within the Commonwealth of Kentucky could enter into a financial obligation of more than one year’s duration. In 1996, the Kentucky Constitution was amended to permit local governments to issue general obligation indebtedness without voter approval, subject to prescribed limitations on the maximum amount of indebtedness based on the assessed value of taxable property within the jurisdiction and other limitations and conditions. Local governments (exclusive of school districts) are now active issuers of general obligation indebtedness.

Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although revenue obligations of the Commonwealth of Kentucky or its political subdivisions may be payable from a specific project, there can be no assurance that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective issuers to pay debt service.

Industrial building revenue obligations are issued by local governments but are secured by revenue derived from some form of contractual arrangement with a non-governmental user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property and security interest in the personal property financed from the proceeds of the obligations. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each

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owner of property benefited by the improvement (e.g., a sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in U.S. government securities. Housing obligations, including bonds issued by the Kentucky Housing Corporation, are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by mortgages and rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed with obligations nominally issued by a city or county government or a local school district finance corporation which holds legal title to the school facility, subject to a year-to-year renewable lease arrangement with the local school district. There is no reported instance in which a Kentucky school bond has gone into default.

Similar arrangements are used to finance many city and county construction projects, but in these cases the obligations are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations and a mortgage on the property is the only source of payment and security for the obligations.

Overview of Kentucky’s Debt Authorities. Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

Appropriation supported debt carries the name of the Commonwealth of Kentucky and is either (i) a general obligation of the Commonwealth of Kentucky or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the Kentucky General Assembly to finance various projects that are subject to state appropriation for all or a portion of the debt service on the obligations.

General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of the Commonwealth of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the revenues generated by the project constitute the sole source of payment.

Non-appropriation or moral obligation debt carries the name of the Commonwealth of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are limited obligations of the issuer, are secured by and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of the Commonwealth of Kentucky. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service. The Kentucky Infrastructure Authority Governmental Agencies Program and certain Kentucky Higher Education Student Loan Corporation bond issues no longer represent moral obligation debt of the Commonwealth.

Default Record. Neither the Commonwealth of Kentucky nor any of its agencies have ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

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Debt Issuing Entities of Kentucky. The following entities are active issuers of debt in Kentucky: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority and the nine State Universities. The ratings of each issuer vary.

The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The Kentucky General Assembly has placed specific debt limitations on the outstanding principal amount of the debt of the Kentucky Housing Corporation ($2.5 billion) and the Kentucky Higher Education Student Loan Corporation ($5 billion). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the Kentucky General Assembly: State Property and Buildings Commission, Turnpike Authority of Kentucky and the State Universities. The Kentucky Asset/Liability Commission may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly, exclusive of cash flow borrowing within a fiscal year. The School Facilities Construction Commission cannot incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority may not incur debt for its revoloving fund programs without appropriation of debt service by the General Assembly and, without legislative approval, for its other programs is limited to debt outstanding of $500,000,000. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by court fees pledged to the payment of the debt service. No debt limitation is currently in effect for the Kentucky Economic Development Finance Authority, which acts as a conduit issuer of revenue bonds for the benefit of private businesses and nonprofit entities and for which the Commonwealth of Kentucky has no liability for the payment of the debt.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Each of the Portfolios (other than the Inflation Protected Bond, Ohio Municipal Bond, Delaware Municipal Bond, Kentucky Municipal Bond and Emerging Market Debt Portfolios) may not:

1.             Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

Each of the Portfolios may not:

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the

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activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Each Municipal Bond Portfolio may not:

3.             Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Government Income, International Bond, High Yield Bond, Long Duration Bond, GNMA, Enhanced Income, Emerging Market Debt and Inflation Protected Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II may:

4.             Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

No Portfolio may:

1.             Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.             Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3.             Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

4.             Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the International Bond, Emerging Market Debt and Inflation Protected Bond Portfolios, currencies.

5.             Purchase securities of companies for the purpose of exercising control.

6.             Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

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7.             Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.             Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

9.             Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

In addition, in compliance with Rule 35d-1 under the 1940 Act, each Municipal Bond Portfolio’s requirement that it invest at least 80% of its assets in certain Municipal Obligations, as described in each Portfolio’s Prospectuses, is a fundamental policy that may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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TRUSTEES AND OFFICERS

The Board of Trustees of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Nominating Committee”) are Stuart Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Nominating Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Nominating Committee.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who

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serves as an interested Trustee. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee. The Audit Committee met 5 times in the last fiscal year. The Governance and Nominating Committee met 4 times in the last fiscal year. The Compliance Committee met 4 times in the last fiscal year. The Valuation and Pricing Committee met 4 times in the last fiscal year. The Performance Review Committee met 3 times in the last fiscal year.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Funds and Portfolios Overseen	Public Directorships

Independent Trustees:

James H. Bodurtha (1944)(c)	Trustee	Trustee since 1995

Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey (law firm) from 1980 to 1993.

				37 registered investment companies consisting of 103 portfolios	None

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Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Funds and Portfolios Overseen	Public Directorships

Bruce R. Bond (1946)	Trustee	Trustee since 2007

Trustee and member of the Governance Committee, State Street Research mutual funds (“SSR Funds”) from 1997 to 2005; Board Member of Governance, Audit and Finance Committee of Avaya Inc. (computer equipment) from 2003 to 2007.

				37 registered investment companies consisting of 103 portfolios	Avaya, Inc. (information technology)

Donald W. Burton (1944)	Trustee	Trustee since 2007

Managing General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.

				37 registered investment companies consisting of 103 portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial).

Honorable Stuart E. Eizenstat (1943) (d)	Trustee	Trustee since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; Advisory Board Member of the Coca Cola Company (beverage) since 2002; Advisory Board Member of BT Americas (telecommunications) since 2004; Member of the Board of Directors of Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board of GML (energy) since 2003; Deputy Secretary of the Treasury from 1999 to 2001; Under Secretary of State for Economic, Business and Agricultural Affairs from 1997 to 1999; Under Secretary of Commerce for International Trade from 1996 to 1997; U.S. Ambassador to the European Union from 1993 to 1996.

				37 registered investment companies consisting of 103 portfolios	UPS Corporation (delivery service)

Kenneth A. Froot (1957)	Trustee	Trustee since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	37 registered investment companies consisting of 103 portfolios	None

Robert M. Hernandez (1944)(e)	Trustee	Trustee since 2007

USX Corporation (a diversified company principally engaged in energy and steel businesses), Director from 1991 to 2001; and Vice Chairman and Chief Financial Officer from 1994 to 2001; Executive Vice President - Accounting and Finance and Chief Financial Officer thereof from 1991 to 1994.

				37 registered investment companies consisting of 103 portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metal); Tyco Electronics (electronics)

John F. O’Brien (1943)	Trustee	Trustee since 2007	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to	37 registered investment companies consisting of	Cabot Corporation (chemicals); LKQ Corporation (auto parts

68

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Funds and Portfolios Overseen	Public Directorships

2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002 and Director of various other Allmerica Financial companies until 2002; Director from 1989 to 2006, Member of the Governance Nominating Committee from 2004 to 2006, Member of the Compensation Committee from 1989 to 2006 and Member of the Audit Committee from 1990 to 2004 of ABIOMED; Director, Member of the Governance and Nomination Committee and Member of the Audit Committee of Cabot Corporation since 1990; Director and Member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 1996; Trustee of the Woods Hole Oceanographic Institute since 2003. Director, Ameresco, Inc. since 2006. Director, Boston Lyric Opera since 2002.

				103 portfolios	manufacturing); TJX Companies, Inc. (retailer)

69

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Funds and Portfolios Overseen	Public Directorships

Roberta Cooper Ramo (1942)	Trustee	Trustee since 1999

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly and Ramo, Attorneys at Law P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute from 2004 to 2007 and President elect, 2007.

				37 registered investment companies consisting of 103 portfolios	None

Jean Margo Reid (1945)	Trustee	Trustee since 2007

Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.

				37 registered investment companies consisting of 103 portfolios	None

David H. Walsh (1941)(f)	Trustee	Trustee since 2007

Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities therewith from 1973 to 1992; Director, Massachusetts Audubon Society from 1990 to 1997; Director, The National Audubon Society from 1998 to 2005; Director, The American Museum of Fly Fishing since 1997.

				37 registered investment companies consisting of 103 portfolios	None

70

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Funds and Portfolios Overseen	Public Directorships

Fred G. Weiss	Trustee	Trustee since 2007	Managing Director of FGW	37 registered	Watson

(1941)(g)

Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International PLC (a global technology commercialization company) since 2001.

				investment companies consisting of 103 portfolios	Pharmaceutical Inc. (pharmaceutical company).

Richard R. West (1938)	Trustee	Trustee since 2007	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	37 registered investment companies consisting of 103 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Trustees:

Richard S. Davis (1945) (h)	Trustee and President	Trustee and President since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, SSR Funds from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman SSR Realty from 2000 to 2004.

				184 registered investment companies consisting of 289 portfolios	None

71

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Laurence D. Fink (1952) (i)	Trustee	Trustee since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

				37 registered investment companies consisting of 103 portfolios	BlackRock, Inc.

Henry Gabbay (1947) (j)	Trustee	Trustee since 2007

Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc. from 1989 to June, 2007; Chief Administrative Officer, BlackRock, Inc. from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Fund complex from 1989 to 2006.

				183 registered investment companies consisting of 290 portfolios	None

72

(a)   Unless otherwise indicated, the address of each Trustee is 40 East 52nd Street, New York, NY 10022.

(b)   Each Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws, charter or statute, or until December 31 of the year in which he or she turns 72.

(c)   Chairman of the Compliance Committee.

(d)   Chairman of the Governance and Nominating Committee.

(e)   Chairman of the Board of Trustees.

(f)    Chairman of the Performance Oversight Committee.

(g)   Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

(h)   Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(i)    Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(j)    Mr. Gabbay is an interested person of the Fund due to his ownership of BlackRock, Inc. and PNC Financial Services Group securities.

Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Donald C. Burke (1960)	Chief Executive Officer	Chief Executive Officer since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Vice President and Secretary of the I.Q. Funds since 2004.

				196 registered investment companies consisting of 304 portfolios	None

73

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Anne Ackerley (1962)	Vice President	Vice President since 2007

Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Operating Officer, Public Finance Group from 1995 to 1997, and First Vice President, Emerging Markets Fixed Income Research from 1994 to 1995, Merrill Lynch & Co.

				186 registered investment companies consisting of 294 portfolios	None

Howard Surloff (1965)	Secretary	Secretary since 2007	General Counsel of U.S. Funds at BlackRock, Inc. since June 2006; General Counsel (U.S.), Goldman Sachs Asset Management from 1993 to 2006.	186 registered investment companies consisting of 294 portfolios	None

Brian P. Kindelan (1959)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Complaince Officer since 2007

Managing Director and Senior Counsel since January 2005, Director and Senior Counsel from 2001 to 2004 and Vice President and Senior Counsel from 1998 to 2000, BlackRock, Inc.; Senior Counsel, PNC Bank Corporation from May 1995 to April 1998.

				186 registered investment companies consisting of 294 portfolios	None

Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007

Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006; Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. from 1992 to 2006.

				186 registered investment companies consisting of 294 portfolios	None

74

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office (b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Jay M.Fife (1970)	Treasurer	Treasurer since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

				186 registered investment companies consisting of 294 portfolios	None

(a)          Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.

(b)         Each officer is elected by and serves at the pleasure of the Board of Trustees of the Fund.

Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	Over $100,000
Henry Gabbay	None	Over $100,000

Non-Interested Trustees
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	$1-$10,000	$1-$10,000
Kenneth A. Froot	None	None
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	None
Roberta Cooper Ramo	$1-$10,000	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	$1-$10,000	Over $100,000
Richard R. West	None	Over $100,000

Trustees of the Fund are eligible to purchase Institutional shares of the Fund.

75

As of November 2, 2007, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities in affiliates of the Manager, the Distributors, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributors.

Compensation of Trustees

Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

The following table sets forth the compensation earned by the non-Interested Trustees for the fiscal year ended September 30, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name(a)	Compensation from the Trust(g)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds	Number of BlackRock-Advised Funds and Portfolios (as of December 31, 2007)
James H. Bodurtha (b)	None	None	$296,015	37 registered investment companies consisting of 57 portfolios

Bruce R. Bond	$86,972	None	$225,261	2 registered investment companies consisting of 52 portfolios

Donald W. Burton	None	None	$158,792	21 registered investment companies consisting of 38 portfolios

Stuart E. Eizenstat (c)	$85,414	None	$226,015	2 registered investment companies consisting of 52 portfolios

76

Name(a)	Compensation from the Trust(g)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds	Number of BlackRock-Advised Funds and Portfolios (as of December 31, 2007)
Kenneth A. Froot	None	None	$250,136	37 registered investment companies consisting of 57 portfolios

Robert M. Hernandez (d)	$87,934	None	$234,942	2 registered investment companies consisting of 52 portfolios

John F. O’Brien	None	None	$158,792	21 registered investment companies consisting of 38 portfolios

Roberta Cooper Ramo	None	None	$250,136	37 registered investment companies consisting of 57 portfolios

Jean Margo Reid	None	None	$171,433	47 registered investment companies consisting of 49 portfolios

David H. Walsh (e)	None	None	$162,958	21 registered investment companies consisting of 38 portfolios

Fred G. Weiss (f)	None	None	$183,160	21 registered investment companies consisting of 38 portfolios

Richard R. West	None	None	$171,433	47 registered investment companies consisting of 49 portfolios

(a) Each of the non-interested Trustees assumed office on November 1, 2007.

(b) Chairman of the Compliance Committee

(c) Chairman of the Governance and Nominating Committee

(d) Chairman of the Board of Trustees

(e) Chairman of the Performance Oversight Committee

77

(f) Vice Chairman of the Board of Trustees and Chairman of the Audit Committee

(g) For the fiscal year ended September 30, 2007, the Fund paid aggregate compensation of $554,398 to all the Trustees then holding such office.

78

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory and Sub-Advisory Agreements.  The advisory and sub-advisory services provided by BlackRock and BFM, and the fees received by BlackRock for such services, are described in the Prospectuses.

For their advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. BlackRock pays BFM a sub-advisory fee as agreed to from time to time by BlackRock and BFM, which fee is approved by the Board of Trustees on an annual basis.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE BOND PORTFOLIOS (BEFORE WAIVERS)

	Each Bond Portfolio Except the Enhanced Income, International Bond, GNMA, Inflation Protected Bond, DE Municipal Bond and KY Municipal Bond Portfolios		International Bond, GNMA, DE Municipal Bond and KY Municipal Bond Portfolios
Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fees to BFM	Investment Advisory Fee	Sub- Advisory Fees to BFM

First $1 billion	.500%	.350%	.550%	.400%
$1 billion—$2 billion	.450	.300	.500	.350
$2 billion—$3 billion	.425	.275	.475	.325
Greater than $3 billion	.400	.250	.450	.300

79

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE EMERGING MARKET DEBT PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.600%
$1 billion — $2 billion	.550
$2 billion — $3 billion	.525
Greater than $3 billion	.500

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE INFLATION PROTECTED BOND PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM

First $1 billion	.400%	.250%
$1 billion — $2 billion	.375	.225
$2 billion — $3 billion	.350	.200
Greater than $3 billion	.325	.175

The investment advisory fees paid to BlackRock for the Enhanced Income Portfolio is .40%. The sub-advisory fee paid to BFM for the Enhanced Income Portfolio is .15%.

With respect to the Emerging Market Debt Portfolio, BlackRock has also entered into a sub-advisory agreement with BFM pursuant to which BlackRock pays BFM for services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee paid to BlackRock under the Investment Advisory Agreement.

BlackRock renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement. BFM renders sub-advisory services to each Portfolio pursuant to a Sub-Advisory Agreement. The Investment Advisory Agreement with BlackRock and the Sub-Advisory Agreement between BlackRock and BFM are collectively referred to as the “Advisory Contracts.”

Under the relevant Advisory Contracts, BlackRock and BFM are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock and BFM are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contract is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock or BFM, as the case may be. BlackRock and BFM may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2006 through September 30, 2007, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

80

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Enhanced Income Portfolio	$5,718	$158,298	$808
Low Duration Bond Portfolio	3,210,200	2,583,052	146,138
Intermediate Government Bond Portfolio	2,333,288	221,100	54,716
Intermediate Bond II Portfolio	2,917,391	1,719,452	2,016
Total Return II Portfolio	8,856,744	5,340,764	143,414
Government Income Portfolio	5,432,012	3,049,977	800,821
Inflation Protected Portfolio	46,185	329,035	20,552
GNMA Portfolio	448,354	539,643	118
Managed Income Portfolio	3,718,696	4,431	11,391
International Bond Portfolio	3,252,954	1,822	22,402
High Yield Bond Portfolio	6,764,044	1,079,326	708,472
AMT-Free Municipal	1,065,290	690,623	690
Ohio Municipal Bond	454,106	79,611	10,780
Delaware Municipal Bond	259,309	79,194	7,846
Kentucky Municipal Bond	386,673	174,124	2,187

For the period from October 1, 2005 through September 30, 2006, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Enhanced Income Portfolio	$24,218	$200,730	$259
Low Duration Bond Portfolio	3,614,968	3,074,771	105,170
Intermediate Government Bond Portfolio	2,472,116	488,349	22,699
Intermediate Bond II Portfolio	2,714,388	1,677,042	39,482
Total Return II Portfolio	7,386,392	4,985,025	42,313
Government Income Portfolio	1,640,062	1,249,238	9,426
Inflation Protected Portfolio	46	176,671	33,588
GNMA Portfolio	459,109	548,418	368
Managed Income Portfolio	3,365,575	105,570	8,003
International Bond Portfolio	3,536,635	83,856	98,713
High Yield Bond Portfolio	3,742,919	1,137,413	72,994
AMT-Free Municipal	1,118,886	775,659	6,982
Ohio Municipal Bond	517,281	89,342	7,808
Delaware Municipal Bond	314,105	73,164	7,395
Kentucky Municipal Bond	317,526	85,943	1,906

For the period from October 1, 2004 through September 30, 2005, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Enhanced Income Portfolio	$20,045	$214,614	$0
Low Duration Bond Portfolio	4,079,835	4,157,712	0
Intermediate Government Bond Portfolio	2,048,171	815,569	0
Intermediate Bond Portfolio II	2,597,016	2,001,206	0
Total Return Portfolio II	6,485,438	5,551,434	0
Government Income Portfolio	932,401	1,267,772	0

81

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Inflation Protected Portfolio	$0	$137,988	$47,967
GNMA Portfolio	437,912	786,389	0
Managed Income Portfolio	3,388,878	263,326	0
International Bond Portfolio	3,893,737	50,613	0
High Yield Bond Portfolio	2,661,336	1,475,677	0
AMT-Free Municipal Bond	1,177,347	937,506	0
Ohio Municipal Bond	491,807	127,833	0
Delaware Municipal Bond	421,413	66,090	0
Kentucky Municipal Bond	410,706	57,002	0

For the period from October 1, 2006, through September 30, 2007, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Low Duration Bond	$1,224,010	$0
Intermediate Bond II	1,110,296	0
Intermediate Government Bond	885,823	0
Total Return II	3,376,603	0
Managed Income	1,413,421	0
Government Income	2,074,325	0
GNMA	170,829	0
International Bond	1,232,099	0
High Yield Bond	6,764,323	0
Enhanced Income	2,265	0
Ohio Municipal Bond	146,176	0
Delaware Municipal Bond	98,911	0
Kentucky Municipal Bond	145,946	0
AMT-Free Municipal Bond	404,803	0
Inflation Protected Bond	17,817	0

For the period from October 1, 2005, through September 30, 2006, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Low Duration Bond	$1,359,235	$0
Intermediate Bond II	1,023,189	0
Intermediate Government Bond	927,393	0
Total Return II	2,772,139	0
Managed Income	1,271,926	0
Government Income	616,526	0
GNMA	170,575	0
International Bond	1,338,691	0
High Yield Bond	3,695,204	0
Enhanced Income	10,684	0
Ohio Municipal Bond	197,224	0

82

Portfolios	Fees Paid (After Waivers)	Waivers
Delaware Municipal Bond	116,909	0
Kentucky Municipal Bond	120,008	0
AMT-Free Municipal Bond	420,181	0
Inflation Protected Bond	5,747	0

For the period from October 1, 2004 through September 30, 2005, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$1,550,337	$0
Intermediate Bond II	986,866	0
Intermediate Government Bond	778,305	0
Total Return II	2,464,466	0
Inflation Protected Bond	—	—
Managed Income	1,287,773	0
Government Income	354,313	0
GNMA	166,407	0
International Bond	1,479,620	0
High Yield Bond	2,661,336	0
Enhanced Income	8,016	0
AMT-Free Municipal Bond	447,392	0
Ohio Municipal Bond	186,889	0
Delaware Municipal Bond	160,140	0
Kentucky Municipal Bond	156,077	0

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement.  BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

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Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

For the period from October 1, 2006 through September 30, 2007, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Enhanced Income Portfolio	$29,942	$11,061	0
Low Duration Bond Portfolio	898,387	190,788	0
Intermediate Government Bond Portfolio	447,211	62,382	0
Intermediate Bond II Portfolio	789,230	95,382	0
Total Return II Portfolio	2,115,432	284,726	0
Government Income Portfolio	1,333,577	178,591	0
Inflation Protected Portfolio	70,820	23,016	0
GNMA Portfolio	176,690	2,963	0
Managed Income Portfolio	624,414	92,062	0
International Bond Portfolio	559,329	23,366	0
High Yield Bond Portfolio	1,198,911	251,766	0
AMT-Free Municipal	337,013	14,184	0
Ohio Municipal Bond	84,062	22,691	0
Delaware Municipal Bond	56,236	5,318	0
Kentucky Municipal Bond	100,489	1,445	0

For the period from October 1, 2005 through September 30, 2006, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Enhanced Income Portfolio	$58,778	$13,438	$0
Low Duration Bond Portfolio	1,492,433	189,318	0
Intermediate Government Bond Portfolio	713,746	147,402	0
Intermediate Bond II Portfolio	926,074	139,414	0
Total Return II Portfolio	2,369,579	333,719	0
Government Income Portfolio	809,119	2,595	0
Inflation Protected Portfolio	36,125	19,133	0

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Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

GNMA Portfolio	258,267	6,396	0
Managed Income Portfolio	602,258	372,975	0
International Bond Portfolio	879,232	39,601	0
High Yield Bond Portfolio	1,124,362	131,693	0
AMT-Free Municipal	491,406	29,170	0
Ohio Municipal Bond	109,922	65,867	0
Delaware Municipal Bond	78,651	25,319	0
Kentucky Municipal Bond	73,966	33,644	0

For the period from October 1, 2004 through September 30, 2005 the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Enhanced Income Portfolio	$81,540	$28,156	$0
Low Duration Bond Portfolio	2,737,389	255,112	0
Intermediate Government Bond Portfolio	967,989	336,300	0
Intermediate Bond Portfolio II	1,397,178	182,964	0
Total Return Portfolio II	3,326,904	424,649	0
Government Income Portfolio	993,871	3,860	0
Inflation Protected Portfolio	12,543	38,914	0
GNMA Portfolio	486,557	13,856	0
Managed Income Portfolio	698,105	947,681	0
International Bond Portfolio	1,509,081	28,017	0
High Yield Bond Portfolio	1,654,418	60,017	0
AMT-Free Municipal Bond	802,751	58,458	0
Ohio Municipal Bond	138,847	146,100	0
Delaware Municipal Bond	127,560	76,329	0
Kentucky Municipal Bond	88,260	107,327	0

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2007, the Fund reimbursed BlackRock $703,629 pursuant to the Agreement.

Custodian and Transfer Agency Agreements.  Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each

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Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets as follows: .005% of the first $400 million of each Portfolio’s average gross assets, .004% of the next $1.6 billion of each Portfolio’s average gross assets, and .003% of each Portfolio’s average gross assets in excess of $2.00 billion. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and Brown Brothers Harriman & Co. (“BBH”), BBH acts as the custodian for the Emerging Market Debt Portfolio. BBH is responsible for safeguarding and controlling the Portfolio’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. BBH is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Portfolio to be held in its offices outside the United States and with certain foreign banks and securities depositories.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PFPC receives per account and transaction fees and disbursements.

Distribution Agreement and Distribution and Service Plan.  The Fund has entered into a distribution agreement with BDI under which BDI, as agent, offers shares of each Portfolio on a continuous basis. BDI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BDI’s principal business address is 760 Moore Road, King of Prussia, PA 19406. BDI is an affiliate of BlackRock.

Pursuant to the Fund’s Distribution and Service Plan (the “Plan”), the Fund may pay BDI and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs

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which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .25% of the average daily net asset value of each Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor B Shares, a maximum annual rate of .50% of the average daily net asset value of each Portfolio’s outstanding Investor B1 Shares and a maximum annual rate of ..30% of the average daily net asset value of each Portfolio’s outstanding Investor B2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares, a maximum annual rate of .55% of the average daily net asset value of each Portfolio’s outstanding Investor C1 Shares and a maximum annual rate of ..30% of the average daily net asset value of each Portfolio’s outstanding Investor C2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BDI.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan. However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BDI’s, BlackRock’s

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or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable regulations of the Financial Industry Regulatory Authority (“FINRA”), the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of BlackRock funds and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the BlackRock funds.

In lieu of payments pursuant to the foregoing, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid according to the following schedule: Money Market Portfolios - .15% of net assets; Bond Portfolios - .20% of net assets (except that with respect to the Enhanced Income and Inflation Protected Bond Portfolios, the fee is .05% of net assets); and Equity Portfolios - .25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and

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other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Portfolios. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to ..25% (on an annualized basis) of the average daily net asset value of the HL, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and R Shares, and .10% for Investor A1, Investor B2 and Investor C2 Shares, of all Portfolios owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the fiscal year ended September 30, 2007, BlackRock retained an aggregate of $107,775 and $825,165 in distribution and shareholder servicing fees, respectively.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the twelve months ended September 30, 2007, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Enhanced Income	—	—	$231	—
Low Duration Bond	—	—	175,212	—
Intermediate Government Bond	—	—	658,538	—
Intermediate Bond II	—	—	69,870	—
Total Return II	—	—	618,486	—
Government Income	—	—	2,531,174	—
Managed Income	—	—	55,806	—
GNMA	—	—	36,560	—
International Bond	—	—	304,064	—
High Yield Bond	—	—	1,348,040	—
Inflation Protected	—	—	40,456	—
AMT-Free Municipal Bond	—	—	23,732	—
Ohio Municipal Bond	—	—	17,938	—
Delaware Municipal Bond	—	—	26,607	—

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Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Kentucky Municipal Bond	—	—	30,460	—

Portfolios – Investor A1 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	—	—	$42,272	—

Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	$197,676	—	$65,892	—
Intermediate Government Bond	317,119	—	105,216	—
Total Return II	261,671	—	87,217	—
Government Income	212,588	—	70,853	—
Managed Income	33,374	—	11,125	—
GNMA	95,539	—	31,847	—
International Bond	103,231	—	34,410	—
High Yield Bond	589,507	—	196,401	—
Enhanced Income	N/A	N/A	N/A	N/A
Inflation Protected	72,704	—	23,251	—
Intermediate Bond II	52,469	—	17,490	—
AMT-Free Municipal Bond	9,900	—	8,648	—
Ohio Municipal Bond	44,070	—	14,690	—
Delaware Municipal Bond	41,163	—	13,717	—
Kentucky Municipal Bond	15,311	—	5,104	—

Portfolios – Investor B1 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	$8,287	—	$4,144	—
Government Income	926,537	—	463,263	—
High Yield Bond	477,342	—	238,485	—

Portfolios – Investor B2 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	$42,928	—	$14,309	—

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Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	$313,454	—	$104,485	—
Intermediate Government Bond	100,692	—	33,564	—
Intermediate Bond II	60,902	—	20,301	—
Total Return II	536,750	—	178,917	—
Government Income	263,652	—	87,884	—
Managed Income	10,973	—	3,658	—
GNMA	135,891	—	45,297	—
International Bond	348,675	—	116,224	—
High Yield Bond	477,755	—	159,433	—
Enhanced Income	N/A	—	N/A	—
Inflation Protected	279,244	—	93,081	—
AMT-Free Municipal Bond	22,868	—	7,623	—
Ohio Municipal Bond	51,218	—	17,073	—
Delaware Municipal Bond	62,506	—	20,835	—
Kentucky Municipal Bond	39,871	—	13,290	—

Portfolios – Investor C1 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	$60,578	—	$27,535	—
Government Income	1,071,291	—	486,907	—
High Yield Bond	260,614	—	118,461	—

Portfolios – Investor C2 Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	$89,068	—	$29,689	—

Portfolios – Service Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Low Duration Bond	N/A	—	$608,770	—
Intermediate Government Bond	N/A	—	3,843	—
Intermediate Bond II	N/A	—	548,154	—
Total Return II	N/A	—	169,386	—
Government Income	N/A	—	1,140	—
Managed Income	N/A	—	448,806	—
GNMA	N/A	—	18,507	—
International Bond	N/A	—	176,945	—
High Yield Bond	N/A	—	733,396	—
Enhanced Income	N/A	—	95	—
Inflation Protected	N/A	—	4,433	—
AMT-Free Municipal Bond	N/A	—	2,954	—
Ohio Municipal Bond	N/A	—	2,983	—
Delaware Municipal Bond	N/A	—	N/A	—

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Portfolios – Service Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Kentucky Municipal Bond	—	—	687	—

Portfolios – Investor R Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Total Return II	$51	—	$51	—
Government Income	92,299	—	92,296	—
High Yield Bond	12,185	—	12,185	—

Other Distribution Arrangements.  The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain jurisdictions. Payments made pursuant to the UBS AG agreement may be made in connection with the sale and distribution of Fund shares. The level of payments made to UBS AG for the sale and distribution of Fund shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in Equity Portfolios of BlackRock funds and 0.15% of the assets attributable to UBS AG invested in Bond Portfolios of BlackRock funds.  BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

Code of Ethics.  The Fund, the Trust, BlackRock, BFM, BIL, BIMC, and BDI have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies.  The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies. The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings.  The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to

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shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.                                       Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.                                       Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include the Portfolio name, CUSIP, ticker symbol, total share and market value for each equity fund and name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in the Portfolio as of a specific date.

1.                                       Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.                                       Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.                                       Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.                                       PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.                                       PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

(1) The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

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4.

Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.	Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.	Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestment Alliance and Informa/PSN Investment Solutions

7.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services, Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mcllon Analytical Solutions) and Wilshire Associates

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid.  These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund.  Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2007, Scott Amero managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	41	$32.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	40	$6.8 billion	5	$2.4 billion
Other Accounts	260	$96.1 billion	22	$6.5 billion

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As of September 30, 2007, Kevin J. Booth, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	23	$9.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	9	$2.8 billion	3	$978 million
Other Accounts	7	$1.3 billion	3	$576 million

As of September 30, 2007, Jeff Gary managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	17	$6.9 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	11	$3.2 billion	5	$2.0 billion
Other Accounts	16	$7.3 billion	5	$908 million

As of September 30, 2007, Andrew Gordon managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$1.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	35	$8.2 billion	2	$934 million
Other Accounts	112	$41.6 billion	23	$5.6 billion

As of September 30, 2007, Imran Hussain managed or was a member of the management team for the following client accounts:

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Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$162 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	24	$12.7 billion	1	$28 million
Other Accounts	48	$24.7 billion	8	$3.7 billion

As of September 30, 2007, Theodore Jaeckel, managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	77	$28.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$27 million	1	$27 million

As of September 30, 2007, James Keenan managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	17	$6.9 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	9	$2.2 billion	2	$1.1 billion
Other Accounts	16	$3 billion	5	$762 million

As of September 30, 2007, Todd Kopstein managed or was a member of the management team for the following client accounts:

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Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$4.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	32	$4.3 billion	1	$419 million
Other Accounts	60	$20.6 billion	5	$1.7 billion

As of September 30, 2007, Matthew Marra managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	18	$17.6 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	22	$7.7 billion	4	$1.8 billion
Other Accounts	301	$105.9 billion	24	$7.7 billion

As of September 30, 2007, Walter O’Connor, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	77	$28.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2007, Eric Pellicciaro managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$1.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$1.4 billion	1	$100 million
Other Accounts	42	$24.2 billion	5	$1.0 billion

As of September 30, 2007, Andrew J. Phillips managed or was a member of the management team for the following client accounts:

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Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	24	$17.9 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	24	$8.1 billion	3	$1.7 billion
Other Accounts	301	$121.2 billion	19	$6.7 billion

As of September 30, 2007, Phillip Soccio managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$87.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2007, Stuart Spodek managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$4.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	14	$5.7 billion	5	$2.6 billion
Other Accounts	301	$42.3 billion	19	$9.3 billion

As of September 30, 2007, Scott Thiel managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$473 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	28	$8.9 billion	2	$1.7 billion
Other Accounts	151	$41.8 billion	26	$5.3 billion

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As of September 30, 2007, Brian Weinstein managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$377 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$566 million	1	$113 million
Other Accounts	41	$21.1 billion	1	$626 million

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  In this connection, it should be noted that Messrs., Amero, Phillips, Spodek, Gary, Gordon, Kopstein, Marra, Jaeckel, Thiel, Booth, Weinstein, Hussain, Pellicciaro, and Keenan currently manage certain accounts that are subject to performance fees.  In addition, Messrs., Amero, Gordon, Spodek, Kopstein, Pellicciaro, Jaeckel, Thiel, Weinstein, Hussain and Keenan assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs

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and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock (“LTIP awards”).  Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock (“LTIP II awards”).  Each portfolio manager except for Philip Soccio has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Gary, Thiel, Amero, Kopstein, Phillips, Pellicciaro, Spodek, Gordon, Marra, Keenan and Booth was mandatorily deferred in a similar manner for a number of years.  Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager except for Philip Soccio participates in the deferred compensation program.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards —Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs., Amero, Kopstein, Phillips, Pellicciaro, Thiel, Spodek, Gordon, Marra and Keenan have been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the

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overall performance of these portfolios and BlackRock.  Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured.  A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated.  With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager

Scott Amero	Enhanced Income Low Duration Intermediate Government Bond Intermediate Bond II Total Return II Managed Income High Yield Bond

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Kevin J. Booth, CFA	High Yield Bond	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Jeff Gary	High Yield Bond	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Andrew Gordon	International Bond Emerging Market Debt

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Imran Hussain	Emerging Market Debt	A combination of market-based indices (e.g., JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager

Theodore Jaeckel	AMT-Free Municipal Bond Delaware Municipal Bond Ohio Municipal Bond Kentucky Municipal Bond	A combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

James Keenan	High Yield Bond	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Todd Kopstein	Enhanced Income Low Duration	A combination of market-based indices (e.g. Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	Intermediate Government Bond Intermediate Bond II Long Duration Total Return II Managed Income

A combination of market-based indices (e.g., Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Credit Index, Lehman Brothers U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Walter O’Connor	AMT-Free Municipal Bond Delaware Municipal Bond Ohio Municipal Bond Kentucky Municipal Bond	A combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro	Government Income GNMA

A combination of market-based indices (e.g., custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Andrew J. Phillips	Intermediate Government Bond Intermediate Bond II Long Duration Total Return II Government Income GNMA Managed Income

A combination of market-based indices (e.g., Custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Credit Index, Lehman Brothers U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Phillip Soccio	Delaware Municipal Bond Ohio Municipal Bond Kentucky Municipal Bond	A combination of market-based indices (e.g., Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager

Stuart Spodek	Enhanced Income Low Duration Long Duration Inflation Protected Bond

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Scott Thiel	International Bond

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Brian Weinstein	Inflation Protected Bond	A combination of market-based indices (e.g., Lehman Brothers Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.  Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

As of September 30, 2007, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(1)
Scott Amero	Enhanced Income	None
	Low Duration	$100,001-$500,000
	Intermediate Government Bond	None
	Intermediate Bond II	None
	Total Return II	$10,001-$50,000
	Managed Income	None
	High Yield Bond	None
Kevin Booth	High Yield Bond	None
Jeff Gary	High Yield Bond	$10,001-$50,000
Andrew Gordon	International Bond	$100,001-$500,000
	Emerging Market Debt	None
Imran Hussain	Emerging Market Debt	None

(1) Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

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Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(1)
Theodore Jaeckel	AMT-Free Municipal Bond	None
	Delaware Municipal Bond	None
	Ohio Municipal Bond	None
	Kentucky Municipal Bond	None
James Keenan	High Yield Bond	None
Todd Kopstein	Enhanced Income	None
	Low Duration	None
Matthew Mara	Intermediate Government Bond	None
	Intermediate Bond II	None
	Long Duration	None
	Total Return II	$1-$10,000
	Managed Income	None
Walter O’Connor, CFA	AMT-Free Municipal Bond	None
	Delaware Municipal Bond	None
	Ohio Municipal Bond	None
	Kentucky Municipal Bond	None
Eric Pellicciaro	Government Income	None
	GNMA	None
Andrew J. Phillips	Intermediate Bond II	None
	Long Duration	None
	Total Return II	None
	Government Income	None
	GNMA	None
	Managed Income	None
Phillip Soccio	Delaware Municipal Bond	None
	Ohio Municipal Bond	None
	Kentucky Municipal Bond	None
Stuart Spodek	Inflation Protected Bond	None
	Enhanced Income	None
	Low Duration	None
	Long Duration	None
Scott Thiel	International Bond	None
Brian Weinstein	Inflation Protected	None

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Portfolio Transactions

In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.  Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third party research services and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2007. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

During the 12 months ended September 30, 2007, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Enhanced Income	$5,911.92
Low Duration Bond	216,232.55
Intermediate Government Bond	62,406.10
Intermediate Bond II	77,069.45
Total Return II	345,773.63
Government Income	1,960,402.71
Inflation Protected Bond	36,407.79
GNMA	76,043.60
Managed Income	71,162.54
International Bond	93,719.49
High Yield	3,504.40
AMT-Free Municipal Bond	0.00
Ohio Municipal Bond	0.00
Delaware Municipal Bond	0.00
Kentucky Municipal Bond	0.00

During the 12 months ended September 30, 2006, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Enhanced Income	$3,389
Low Duration Bond	91,793
Intermediate Government Bond	41,535
Intermediate Bond II	52,337
Total Return II	187,765
Government Income	97,778
Inflation Protected Bond	16,857
GNMA	25,071
Managed Income	50,099
International Bond	58,401
High Yield	9,993

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Portfolios	Brokerage Commissions
AMT-Free Municipal Bond	4,684
Ohio Municipal Bond	1,496
Delaware Municipal Bond	793
Kentucky Municipal Bond	786

During the 12 months ended September 30, 2005, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Enhanced Income	$2,260
Low Duration Bond	85,300
Intermediate Government Bond	22,520
Intermediate Bond II	30,754
Total Return II	116,115
Government Income	105,705
Inflation Protected Bond	8,376
GNMA	52,147
Managed Income	44,334
International Bond	26,776
High Yield	314
AMT-Free Municipal Bond	45,502
Ohio Municipal Bond	10,019
Delaware Municipal Bond	7,542
Kentucky Municipal Bond	7,412

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers.  The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker.  Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers.  The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission.  The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable.  Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions.  BlackRock allocates investments among client accounts in a fair and equitable manner.  A variety of factors will be considered in making such

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allocations.  These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel.  Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis.  This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred.  All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market.  When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take.  In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible.  Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account.  Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis.  In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts.  For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”).  In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost.  The costs associated with a bunched order will be shared pro rata among the clients in the bunched order.  Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted.  While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio.  Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

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The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order.  Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BFM, PNC Bank, PTC, PFPC, BDI or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.  In no instance will portfolio securities be purchased from or sold to BlackRock, BFM, PNC Bank, PTC, PFPC, BDI or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2007, the following Portfolios held the following securities:

Portfolio	Security	Value

Enhanced Income
Bank of America Securities LLC	Preferred Stocks	$159,416.00
Bank of America Securities LLC	Collateralized Mortgage Obligation	$505,434.00
Bank of America Securities LLC	Commercial Mortgage Backed Security	$382,923.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$463,194.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$108,012.00
Bear Stearns & Co	Asset Backed Security	$623,203.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$313,508.00
Citigroup, Inc.	Asset Backed Security	$26,051.00
Credit Suisse First Boston Corp.	Collateralized Mortgage Obligation	$311,593.00
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	$305,963.00
Credit Suisse First Boston Corp.	Preferred Stocks	$215,103.00
Deutsche Bank Securities, Inc.	Collateralized Mortgage Obligation	$117,182.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$1,210,762.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$338,380.00
Goldman Sachs Group, Inc.	Preferred Stocks	$177,085.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$491,339.00
J.P. Morgan Chase & Co.	Asset Backed Security	$350,050.00
J.P. Morgan Chase & Co.	Preferred Stocks	$149,426.00
Lehman Brothers Holdings, Inc.	Corporate Bonds	$204,691.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$600,686.00
Lehman Brothers Holdings, Inc.	Preferred Stocks	$126,723.00
Merrill Lynch & Co., Inc.	Investments in Affiliates - Long Term	$81,434.00
Merrill Lynch & Co., Inc.	Collateralized Mortgage Obligation	$468,819.00
Merrill Lynch & Co., Inc.	Commercial Mortgage Backed Security	$52,073.00
Morgan Stanley & Co., Inc.	Asset Backed Security	$380,663.00
UBS Securities LLC	Preferred Stocks	$38,012.00

Low Duration Bond
Bank of America Securities LLC	Preferred Stocks	$4,286,001.00
Bank of America Securities LLC	Collateralized Mortgage Obligation	$26,237,666.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$11,329,220.00
Bear Stearns & Co	Asset Backed Security	$3,884,515.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$12,381,069.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$16,717,574.00

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Credit Suisse First Boston Corp.	Collateralized Mortgage Obligation	$11,222,916.00
Credit Suisse First Boston Corp.	Preferred Stocks	$5,959,325.00
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	$7,573,947.00
Deutsche Bank Securities, Inc.	Collateralized Mortgage Obligation	$2,839,936.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$29,445,637.00
Goldman Sachs Group, Inc.	Preferred Stocks	$4,817,630.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$11,898,297.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$11,730,722.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$40,393,282.00
J.P. Morgan Chase & Co.	Preferred Stocks	$4,517,942.00
Lehman Brothers Holdings, Inc.	Preferred Stocks	$3,482,529.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$4,056,255.00
Lehman Brothers Holdings, Inc.	Corporate Bonds	$5,380,438.00
Merrill Lynch & Co., Inc.	Collateralized Mortgage Obligation	$9,922,466.00
Morgan Stanley & Co., Inc.	Corporate Bonds	$10,988,389.00
UBS Securities LLC	Preferred Stocks	$1,096,924.00

Intermediate Government Bond
Bear Stearns & Co	Collateralized Mortgage Obligation	$977,121.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$3,028,312.00
Bear Stearns & Co	Asset Backed Security	$1,099,395.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$7,763,182.00
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	$3,895,448.00
Deutsche Bank Securities, Inc.	Collateralized Mortgage Obligations	$386,752.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$6,763,558.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$5,330,494.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$8,157,078.00
Morgan Stanley & Co., Inc.	Commercial Mortgage Backed Security	$1,349,702.00

Intermediate Bond Portfolio II
Bank of America Securities LLC	Preferred Stocks	$544,425.00
Bank of America Securities LLC	Commercial Mortgage Backed Security	$4,732,294.00
Bank of America Securities LLC	Corporate Bond	$8,209,600.00
Barclays Investments, Inc.	Preferred Stocks	$3,351,581.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$6,542,275.00
Bear Stearns & Co	Asset Backed Security	$5,052,782.00
Bear Stearns & Co	Corporate Bond	$9,755,618.00
Citigroup, Inc.	Asset Backed Security	$4,293,801.00
Citigroup, Inc.	Corporate Bond	$8,191,283.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$5,370,328.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$1,844,957.00
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	$11,976,745.00
Credit Suisse First Boston Corp.	Preferred Stocks	$4,880,751.00
Deutsche Bank Securities, Inc.	Commercial Mortgage Backed Security	$6,508,412.00
Goldman Sachs Group, Inc.	Corporate Bond	$7,761,971.00
Goldman Sachs Group, Inc.	Preferred Stocks	$3,009,072.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$681,801.00
J.P. Morgan Chase & Co.	Corporate Bond	$10,385,673.00
J.P. Morgan Chase & Co.	Asset Backed Security	$6,095,357.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$12,548,190.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$6,973,327.00
J.P. Morgan Chase & Co.	Preferred Stocks	$876,333.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$17,547,641.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$7,062,056.00
Morgan Stanley & Co., Inc.	Corporate Bond	$25,016,959.00
UBS Securities LLC	Preferred Stocks	$515,880.00

Total Return Portfolio II
Bank of America Securities LLC	Collateralized Mortgage Obligation	$7,038,836.00

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Bank of America Securities LLC	Commercial Mortgage Backed Security	$62,163,659.00
Bank of America Securities LLC	Corporate Bond	$23,915,171.00
Barclays Investments, Inc.	Preferred Stocks	$4,091,314.00
Bear Stearns & Co	Corporate Bond	$21,889,164.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$84,500,106.00
Citigroup, Inc.	Asset Backed Security	$35,996,531.00
Citigroup, Inc.	Corporate Bond	$40,115,798.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$131,420,538.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$6,899,635.00
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	$483,447.00
Credit Suisse First Boston Corp.	Preferred Stocks	$14,490,912.00
Goldman Sachs Group, Inc.	Corporate Bond	$16,886,805.00
Goldman Sachs Group, Inc.	Asset Backed Security	$18,370,535.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$5,328,987.00
Goldman Sachs Group, Inc.	Preferred Stocks	$11,530,044.00
Greenwich Capital Markets, Inc.	Commercial Mortgage Backed Security	$6,462,772.00
J.P. Morgan Chase & Co.	Preferred Stocks	$15,473,530.00
J.P. Morgan Chase & Co.	Asset Backed Security	$43,856,317.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$82,373,016.00
J.P. Morgan Chase & Co.	Corporate Bond	$20,884,120.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$50,912,460.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$36,807,685.00
Lehman Brothers Holdings, Inc.	Preferred Stocks	$1,209,948.00
Merrill Lynch & Co., Inc.	Investments in Affiliates - Long Term	$15,229,386.00
Morgan Stanley & Co., Inc.	Commercial Mortgage Backed Security	$31,880,597.00
Morgan Stanley & Co., Inc.	Corporate Bond	$63,451,554.00
UBS Securities LLC	Preferred Stocks	$1,509,628.00

Government Income Bond
Bank of America Securities LLC	Collateralized Mortgage Obligation	$65,278,994.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$22,758,912.00
Credit Suisse First Boston Corp.	Collateralized Mortgage Obligation	$62,130,272.00
Deutsche Bank Securities, Inc.	Collateralized Mortgage Obligation	$11,835,364.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$23,170,741.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$10,411,450.00
Merrill Lynch & Co., Inc.	Collateralized Mortgage Obligation	$25,725,106.00

Inflation Protected Bond
Bear Stearns & Co	Commercial Mortgage Backed Security	$674,522.00
Bear Stearns & Co	Asset Backed Security	$1,481,923.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$451,760.00
Morgan Stanley & Co., Inc.	Asset Backed Security	$788,576.00

GNMA
Bear Stearns & Co	Commercial Mortgage Backed Security	$1,818,766.00
Credit Suisse First Boston	Collateralized Mortgage Obligation	$401,676.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$1,340,398.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$1,932,328.00
Greenwich Capital Markets, Inc.	Commercial Mortgage Backed Security	$1,729,860.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$2,545,695.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$2,067,508.00

Managed Income
Bank of America Securities LLC	Preferred Stocks	$580,042.00
Bank of America Securities LLC	Commercial Mortgage Backed Security	$7,663,102.00
Bank of America Securities LLC	Corporate Bond	$5,075,688.00
Barclays Investments, Inc.	Preferred Stocks	$1,540,884.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$25,285,873.00
Bear Stearns & Co	Asset Backed Security	$1,231,783.00

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Bear Stearns & Co	Corporate Bond	$4,954,890.00
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	$16,280,499.00
Credit Suisse First Boston Corp.	Preffered Stocks	$2,780,893.00
Citigroup, Inc.	Corporate Bond	$8,464,891.00
Citigroup, Inc.	Asset Backed Security	$10,719,795.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$25,643,071.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$1,617,497.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$1,666,624.00
Goldman Sachs Group, Inc.	Preffered Stocks	$1,362,599.00
Goldman Sachs Group, Inc.	Corporate Bond	$4,528,224.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$12,222,286.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$2,485,233.00
J.P. Morgan Chase & Co.	Asset Backed Security	$5,670,681.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$11,862,318.00
J.P. Morgan Chase & Co.	Corporate Bond	$4,725,945.00
J.P. Morgan Chase & Co.	Preffered Stocks	$3,355,102.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$14,531,594.00
Lehman Brothers Holdings, Inc.	Preffered Stocks	$342,977.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$8,147,016.00
Merrill Lynch & Co., Inc.	Commercial Mortgage Backed Security	$1,908,176.00
Morgan Stanley & Co., Inc.	Asset Backed Security	$1,495,861.00
Morgan Stanley & Co., Inc.	Corporate Bond	$12,943,113.00
Morgan Stanley & Co., Inc.	Commercial Mortgage Backed Security	$7,113,640.00

International Bond
Bank of America Securities LLC	Collateralized Mortgage Obligation	$2,418,653.00
Bank of America Securities LLC	Commercial Mortgage Backed Security	$7,833,560.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$1,944,703.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$2,048,713.00
Citigroup, Inc.	Corporate Bond	$1,659,888.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$5,569,217.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$3,315,961.00
Greenwich Capital Markets, Inc.	Commercial Mortgage Backed Security	$736,131.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$4,829,837.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$8,597,324.00
J.P. Morgan Chase & Co.	Corporate Bond	$5,798,359.00
J.P. Morgan Chase & Co.	Asset Backed Security	$3,447,374.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$7,944,606.00
Morgan Stanley & Co., Inc.	Commercial Mortgage Backed Security	$642,809.00

High Yield
Lehman Brothers Holdings, Inc.	Repurchase Agreement	$10,790,000.00

Other Potential Conflicts of Interest

Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1.357 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity,

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fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or

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more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each

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Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

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The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel

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to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser

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on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons.  Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order.  Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares.  The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers.  It is the responsibility of brokers to transmit purchase orders and payment on a timely basis.  Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.  Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information.  Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”).  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B or Investor B1 shareholders of a Bond Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, Investor B2 shareholders of a Bond Portfolio pay a contingent deferred sales charge if they redeem during the first three years after purchase, and Investor C, Investor C1 or Investor C2 shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase.  Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B,

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Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A and Investor A1 Shares.

Dealer Reallowances.  The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of the Portfolios’ Investor A Shares.  In cases where BDI acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares.  For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares in the Low Duration Bond Portfolio will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

LOW DURATION BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

ENHANCED INCOME PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

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INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND II, LONG DURATION BOND, TOTAL RETURN II, GNMA, GOVERNMENT INCOME AND MANAGED INCOME PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERNATIONAL BOND AND HIGH YIELD BOND PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

AMT-FREE MUNICIPAL BOND, OHIO MUNICIPAL BOND, DELAWARE MUNICIPAL BOND AND KENTUCKY MUNICIPAL BOND PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00
$250,000 but less than $500,000	2.25
$500,000 but less than $1,000,000	2.00
$1 million but less than $3 million	0.50

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Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

$3 million but less than $15 million	0.25
$15 million and above	0.15

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INFLATION PROTECTED BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

EMERGING MARKET DEBT PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers.  Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act.  The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.  Furthermore, BDI, BlackRock and their affiliates may, out of their assets and not as an additional

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charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  BDI, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations.  The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of each of the Bond Portfolios.

Sales Charge Waivers For Each of the Portfolios—Investor A Shares

Qualified Plans.  In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares.  BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Portfolios by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other.  The following persons associated with the Fund, BDI, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Portfolios without paying a sales charge to the extent permitted by these firms:  (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with BDI; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c).  The following persons may also buy Investor A Shares without paying a sales charge:  (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees.  Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For Each of the Portfolios—Investor A and Investor A1 Shares

Because of reductions in the front-end sales charge for purchases of Investor A or Investor A1 Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A or Investor A1 Shares.  In any event, the Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

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Quantity Discounts.  Larger purchases may reduce the sales charge price.  Upon notice to the investor’s broker or the transfer agent, purchases of Investor A or Investor A1 Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation.  Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge.  In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege.  Upon redemption of Investor A, Investor A1 or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent.  An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge.  The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.  The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B, Investor B1 and Investor B2 Shares

Investor B and Investor B1 Shares of the Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase, and Investor B2 Shares of the Portfolios are subject to a deferred sales charge if they are redeemed within three years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan.  Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan.  These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

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Investor C, Investor C1 and Investor C2 Shares

Investor C, Investor C1 and Investor C2 Shares of the Portfolios are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C, Investor C1 or Investor C2 Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Investor B and Investor C Shares

Shareholders of BlackRock Senior Floating Rate Fund, Inc. (“SFR”) and BlackRock Senior Floating Rate Fund II, Inc. (“SFR II” and together with SFR, the “Funds”) are permitted to invest the proceeds from tender offers conducted by the Funds in Investor B Shares or Investor C Shares, respectively, of Portfolios that currently offer such shares. The holding period for shares held in SFR will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor B shares and the holding period for shares held in SFR II will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor C shares. Further, the three year/3.00% early withdrawal charge that currently applies to shares of SFR and the one year/1.00% early withdrawal charge that currently applies to shares of SFR II will apply to any Investor B or Investor C Shares acquired through the exercise of this reinvestment privilege.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares. The contingent deferred sales charge on Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares of the Portfolios is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C2 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares; (6) involuntary redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions related to the payment of PFPC custodial IRA fees; and (9) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares acquired through the reinvestment of dividends or distributions.

Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999, to December 31, 1999, are subject to a CDSC at the rates shown in the chart below:

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Number of Years Elapsed Since Purchase	Contingent Deferred Sales Charge (as % of Dollar Amount Subject to the Charge)

Up to one year	3.50%
More than one but less than two years	3.00
More than two but less than three years	2.00
More than three but less than four years	1.00
More than four years	0.00

When an investor redeems Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege. The exchange of Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators

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and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and BDI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Automatic Investment Plan (“AIP”). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BDI from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

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A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Computation of Public Offering Prices for Investor A Shares of the Portfolios.

An illustration of the computation of the public offering price per Investor A Share of the respective Portfolios, based on the value of such Portfolios’ net assets as of September 30, 2007 follows:

	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond II Portfolio	Total Return II Portfolio	Government Income Portfolio
Net Assets	$87,929	$72,651,446	$246,273,223	$29,327,552	$236,934,314	$928,827,978
Outstanding Shares	9,000	7,293,400	24,020,162	3,160,427	25,036,880	89,793,294
Net Asset Value Per Share	$9.77	$9.96	$10.25	$9.28	$9.46	$10.34
Maximum Sales Charge, 4.00% of offering price (3.00% for Enhanced Income Portfolio and Low Duration Bond)	0.30	0.31	0.43	0.39	0.39	0.43
Offering to Public	$10.07	$10.27	$10.68	$9.67	$9.85	$10.77

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2007 was as follows:  Enhanced Income Portfolio 3.07%; Low Duration Bond Portfolio 3.11%; Intermediate Government Bond Portfolio 4.20%; Intermediate Bond II Portfolio 4.20%; Total Return II Portfolio 4.12; and Government Income Portfolio 4.16%.

	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio	AMT-Free Municipal Bond Portfolio
Net Assets	$16,138,775	$14,676,913	$21,155,221	$110,810,020	$586,747,715	$9,868,348
Outstanding Shares	1,614,002	1,547,362	2,116,903	9,576,607	73,549,971	921,055
Net Asset Value Per Share	$10.00	$9.49	$9.99	$11.57	$7.98	$10.71
Maximum Sales Charge, 4.00% of offering price* (4.25% for AMT Free Municipal Bond)	0.42	0.40	0.42	0.48	0.33	0.48
Offering to Public	$10.42	$9.89	$10.41	$12.05	$8.31	$11.19

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2007 was as follows:  Inflation Protected Bond Portfolio 4.20%;  GNMA Portfolio 4.21%; Managed Income Portfolio 4.20%; International Bond Portfolio 4.15%; High Yield Bond Portfolio 4.14%; and AMT-Free Municipal Bond Portfolio 4.48%.

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	Ohio Municipal Bond Portfolio	Delaware Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio
Net Assets	$6,938,256	$10,448,092	$14,184,913
Outstanding Shares	671,040	1,076,462	1,530,446
Net Asset Value Per Share	$10.34	$9.71	$9.27
Maximum Sales Charge, 4.00% of offering price*(4.25% OH, DE and KY	0.46	0.43	0.41
Offering to Public	$10.80	$10.14	$9.68

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2007 was as follows: Ohio Municipal Bond Portfolio 4.45%; Delaware Municipal Bond Portfolio 4.43%; and Kentucky Municipal Bond Portfolio 4.42%.

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2007 were as follows:

Portfolios	Front-End Sales Charges

Enhanced Income	$323
Low Duration Bond	38,501
Intermediate Government Bond	53,308
Intermediate Bond II	31,965
Total Return II	246,967
Government Income	150,301
Managed Income	7,037
Inflation Protected Bond	22,639
GNMA	23,526
High Yield Bond	504,893
International Bond	53,204
AMT-Free Municipal	22,314
Ohio Municipal Bond	20,428
Delaware Municipal Bond	11,511
Kentucky Municipal Bond	43,551

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2006 were as follows:

Portfolios	Front-End Sales Charges

Enhanced Income	$18
Low Duration Bond	17,595
Intermediate Government Bond	44,963
Intermediate Bond II	44,696
Total Return II	134,334
Government Income	282,348
Managed Income	26,788
Inflation Protected Bond	33,208

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Portfolios	Front-End Sales Charges

GNMA	51,922
High Yield Bond	483,780
International Bond	170,092
AMT-Free Municipal	28,471
Ohio Municipal Bond	27,431
Delaware Municipal Bond	18,782
Kentucky Municipal Bond	6,780

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2005 were as follows:

Portfolios	Front-End Sales Charges

Enhanced Income	$70
Low Duration Bond	90,813
Intermediate Government Bond	56,365
Intermediate Bond II	30,215
Total Return II	132,875
Government Income	367,266
Managed Income	13,820
Inflation Protected Bond	21,922
GNMA	20,128
High Yield Bond	272,331
International Bond	846,214
AMT-Free Municipal Bond	22,567
Ohio Municipal Bond	36,441
Delaware Municipal Bond	42,867
Kentucky Municipal Bond	23,747

Institutional and BlackRock Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, Merrill Lynch & Co., Inc. and PNC Corp. may buy BlackRock or Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

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Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Service Shares

Redemption of Shares. The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days’ written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency,  savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 441-7762 or other means. The Fund reserves the right to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S. Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation. Institutions

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qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares (“HL Shares”)

Purchase of Shares. The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of a Portfolio, a Portfolio’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

R Shares

Purchase of Shares. R Shares are available only to certain authorized qualified employee benefit plans. The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

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Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on “settled” shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within ten business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually and will be taxed as ordinary income. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

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Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees or a Committee thereof.

Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Bond Portfolio is as follows:  fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines that such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows:  to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time).

In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily

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available. Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation. For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. For certain non-U.S. securities, a third party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Each Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

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In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which such Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Each of the Municipal Bond Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Municipal Bond Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio’s dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Municipal Bond Portfolios may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Municipal Bond Portfolios to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993, for a price less than the principal amount of the bond is treated as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns. Partnerships, in which all or substantially all of the partnership’s income is derived from the holding or disposition of tax-exempt obligations or shares in a regulated investment company that pays exempt-interest dividends and where the partnership meets certain procedural requirements, may not have to file Form 1065 or issue Schedule K-1s for the taxable year. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain  adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain

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other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and non-U.S. corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

If a Municipal Bond Portfolio distributes exempt-interest dividends during the shareholder’s taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio. The Municipal Bond Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income. A Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. If a Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

Distributions by a Portfolio that do not constitute ordinary income dividends, qualified dividend income, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the

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shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Each Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Each Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the

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Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below). Dividends paid by PFICs will not be treated as qualified dividend income.

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Opportunities, All-Cap Global Resources, Global Science & Technology Opportunities, Global Resources, Global Opportunities, Emerging Market Debt or International Bond Portfolios consists of stock or securities of non-U.S. corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary

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taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from federal income tax on gains realized on the sale of shares of a Portfolio, exempt-interest dividends and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolios each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders

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should consult their tax advisers about state and local tax consequences, which may differ from the federal income tax consequences described above.

Ohio Tax Considerations. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Bond Portfolio (“Distributions”) to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or  agencies or instrumentalities of Ohio or its political subdivisions (“Ohio State-Specific Obligations”). Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Municipal Bond Portfolio will be included in a corporation’s tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States (“Territorial Obligations”) the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

The Ohio Municipal Bond Portfolio is not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Bond Portfolio is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Bond Portfolio properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Bond Portfolio will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

Delaware Tax Considerations. So long as the Delaware Municipal Bond Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) ”exempt interest dividends” (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Municipal Bond Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Municipal Bond Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Municipal Bond Portfolio

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to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

Kentucky Tax Considerations. Shareholders of the Kentucky Municipal Bond Portfolio who otherwise are subject to individual or corporate income tax in Kentucky will not be subject to such taxes on distributions with respect to their shares in the Kentucky Municipal Bond Portfolio to the extent such distributions are attributable to interest on obligations of the Commonwealth of Kentucky or any of its political subdivisions or taxing authorities, obligations of the United States, or obligations of the government of Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands, or (for obligations issued after October 16, 2004) American Samoa. Capital distributions with respect to shares in the Kentucky Municipal Bond Portfolio will be includable in income for Kentucky income tax purposes to the same extent as for federal income tax purposes, provided, however, that, unlike for federal income tax purposes, capital gains are taxed for Kentucky income tax purposes at the same rates as ordinary income.

 Many local governments in Kentucky, including Louisville Metro Government, Lexington-Fayette Urban County Government, Bowling Green and Covington, impose taxes on the net profits of businesses operating (in any form, including proprietorships) within the local jurisdiction. Such taxes should not be imposed on income derived from an investment in the Kentucky Municipal Bond Fund. Because of differences in the provisions of the local ordinances imposing such taxes, however, it is not possible to address their specific impact.

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

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The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:  (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on April 26, 2007 and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios except the Inflation Protected Bond, Ohio Municipal Bond, Delaware Municipal Bond and Kentucky Municipal Bond Portfolios is diversified.

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as the Fund’s counsel.

Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Funds’ independent registered public accountant.

Shareholder Ownership. The name, address and percentage ownership of each person that on December 31, 2007, owned of record or beneficially 5% or more of the outstanding shares of a Portfolio that had commenced operations are set forth on Appendix D.

On December 31, 2007, Merrill Lynch Pierce Fenner, Attn: Stock Powers, which has its principal offices at 4800 E Deerlake Drive, 3rd Floor, Jacksonville Fl, 32246-6484 held of record approximately 23.371% of the Fund’s outstanding shares.

On December 31, 2007, PNC Bank, Saxon & Company, which has its principal offices at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, held of record approximately 26.264% of the Fund’s outstanding shares.PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more

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than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Reports to Shareholders for the fiscal year ended September 30, 2007 (the “2007 Annual Report”) are incorporated in this Statement of Additional Information by reference. No other parts of the 2007 Annual Report are incorporated by reference herein. The financial statements included in the 2007 Annual Report have been audited by Deloitte & Touche LLP. The reports of Deloitte & Touche LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. Additional copies of the 2007 Annual Reports may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a  bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less

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valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to

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close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

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Appendix C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

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Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”),

(1)          The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2)          In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3)          Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4)          DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5)          Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

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addresses proxy voting issues on behalf of BlackRock and its clients.(6)  The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.                                         Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

(6)          Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

(7)          The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8)          The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9)          The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

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The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

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II. Special Circumstances

Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) ”shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock

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(a “BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•                  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•                  if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10)   Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

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III.                                 Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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A.                                    Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION
A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who

•                  have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

• voted to implement or renew a “dead-hand” poison pill
• ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• failed to act on takeover offers where the majority of the shareholders have tendered their shares
• are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
• sit on more than six boards of public companies
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FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

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A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

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B.                                    Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for
• auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
• auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation
• on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company
B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

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C.                                    Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

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IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

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D.                                    Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

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E.                                      Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

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F.                                      Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

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G.                                    Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•                  have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

• ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

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H.                                    Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2	AGAINST proposals seeking to have companies provide non-required reports on:
• environmental liabilities;
• bank lending policies;
• corporate political contributions or activities;
• alcohol advertising and efforts to discourage drinking by minors;
• costs and risk of doing business in any individual country;
• involvement in nuclear defense systems
H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

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Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11)    Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

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APPENDIX D

Shareholder Ownership

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
AMT FREE MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			32.92
AMT FREE MUNICIPAL - CLASS C	MORGAN STANLEY & CO		HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY, NJ 07311		8.63
AMT FREE MUNICIPAL - CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			46.54
AMT FREE MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.59
AMT FREE MUNICIPAL - CLASS B	STIFEL NICOLAUS & CO INC.	A/C 4532-5656	DONALD KERIVANTTEE	501 NORTH BROADWAY	ST LOUIS MO 63102		5.42
AMT FREE MUNICIPAL - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.03
AMT FREE MUNICIPAL - CLASS B	MORGAN STANLEY & CO		HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY, NJ 07311		14.22
AMT FREE MUNICIPAL - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			6.77
AMT FREE MUNICIPAL - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			16.90
AMT FREE MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		25.37
AMT FREE MUNICIPAL - CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET 3RD FLOOR	NEW YORK, NEW YORK 10001			6.15
AMT FREE MUNICIPAL - SERVICE CLASS		SAXON & CO	PO BOX 7780-1888	PHILADELPHIA PA 19182			46.03
AMT FREE MUNICIPAL - SERVICE CLASS	VIJAY AKKAPEDDI	CUST RAHUL K GUDI	UTMA NJ	9 PRIVATE LOVETT CT	BLAUVELT NY 10913-1247		5.11
AMT FREE MUNICIPAL - SERVICE CLASS	WILLIAM N BARLOW	AND DIXIE A BARLOW	JT TEN	396 ANDERSON AVE	PHOENIXVILLE PA 19460-4439		7.52
AMT FREE MUNICIPAL - SERVICE CLASS	GLORIA BECKER AND	ALVIN BECKER JTWROS	325 MANSFIELD	H	BOCA RATON FL 33434-0000		5.61
AMT FREE MUNICIPAL - SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		9.92
AMT FREE MUNICIPAL - INSTITUTIONAL CLASS		SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182		96.12
AMT FREE MUNICIPAL - BLACKROCK CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		99.93
DELAWARE MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			58.78
DELAWARE MUNICIPAL - CLASS C	MORGAN STANLEY & CO		HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY, NJ 07311		5.05
DELAWARE MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			58.37
DELAWARE MUNICIPAL - CLASS B	MORGAN STANLEY & CO		HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY, NJ 07311		12.87
DELAWARE MUNICIPAL - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			12.47

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
DELAWARE MUNICIPAL - CLASS A	FIRST CLEARING, LLC		WBNA COLLATERAL ACCT	FBO CYNTHIA Y JONES	20448 CEDAR BEACH ROAD	MILFORD DE 19963-4260	7.81
DELAWARE MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		40.92
DELAWARE MUNICIPAL - CLASS A	MORGAN STANLEY & CO		HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY, NJ 07311		9.05
ENHANCED INCOME FUND-BLACKROCK CLASS	BANK OF NEW YORK	WENDEL & CO	MUTUAL FUND/RE ORG DEPT	ATLANTIC TERMINAL	2 HANSON PLACE 6TH FLOOR	BROOKLYN NY 11217	100.00
ENHANCED INCOME FUND-SERVICE CLASS	NFS LLC FEBO	DR WILLIAM A EAKIN	JOYCE B EAKIN JTWROS	BRUCE D EAKIN	111 ASBURY DR	CHATTANOOGA TN 37411	49.54
ENHANCED INCOME FUND-SERVICE CLASS	NFS LLC FEBO	NFS/FMTC ROLLOVER IRA	FBO GREGORY A FREEMAN	17802 HICKORY MOSS PLACE	TAMPA FL 33647		50.37
ENHANCED INCOME FUND-INST CLASS		SAXON & CO.	FBO 40-40-090-9999464		P O BOX 7780-1888	PHILIDELPHIA, PA 19182	99.91
ENHANCED INCOME FUND- CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS			4800 DEERLAKE DR 3RD FLR	JACKSONVILE, FL 32246-6484	37.51
ENHANCED INCOME FUND- CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		54.84
GNMA-BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2615849	PO BOX 92956	CHICAGO IL 60675-2956		97.34
GNMA-INSTITUTIONAL CLASS	SAXON & CO	FBO 20-01-302-9912426			PO BOX 7780-1888	PHILIDELPHIA PA 19182	48.56
GNMA-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS			4800 DEERLAKE DR 3RD FLR	JACKSONVILE, FL 32246-6484	17.73
GNMA-SERVICE CLASS	SAXON & CO	FBO 20-01-302-9912426			PO BOX 7780-1888	PHILADELPHIA PA 19182	90.91
GNMA-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			62.08
GNMA-CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			5.83
GNMA-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLOOR	JACKSONVILLE FL 32246-6484			23.18
GNMA-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		11.82
GNMA-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			6.98
GNMA-CLASS B	CITIGROUP GLOBAL MARKETS INC.	00122A64294	333 WEST 34TH STREET-3RD FLOOR	NEW YORK, NY 10001			8.90
GNMA-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLLOR	JACKSONVILLE FL 32246-6484			8.63
GNMA-CLASS A	SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILIDELPHIA PA 19182			8.28
GNMA-CLASS A	NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029			9.66
GNMA-CLASS A	NFS LLC FEBO	PETRO TRUST	SELIGMAN FRIEDMAN AND CO PC TT	C/O TRANS TECH KEITH GARRISON	461 HARRISPORT COURT	MIDDLETOWN PA 17057	9.43
GNMA-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	PO BOX 32760	LOUISVILLE KY 40232-2760		10.78
GOVERNMENT INCOME-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			56.79

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
GOVERNMENT INCOME-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET — 3RD FLOOR	NEW YORK, NEW YORK 10001			6.01
GOVERNMENT INCOME-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			25.02
GOVERNMENT INCOME-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	PO BOX 32760	LOUISVILLE KY 40232-2760		6.65
GOVERNMENT INCOME- CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			6.43
GOVERNMENT INCOME-CLASS B	CITIGROUP GLOBAL MARKETS INC.	00122A64294	333 WEST 34TH STREET-3RD FLOOR	NEW YORK NY 10001			8.42
GOVERNMENT INCOME-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			68.42
GOVERNMENT INCOME-SERVICE CLASS	NFS LLC FEBO	JOHN J THOMPSON	326 CADMAN DR	WILLIAMSVILLE NY 14221			8.71
GOVERNMENT INCOME-SERVICE CLASS	NFS LLC FEBO	ROBERT S TEMPLETON	MIRIAM H TEMPLETON	52 SPRING RD	LAURENS SC 29360		5.43
GOVERNMENT INCOME-SERVICE CLASS	NFS LLC FEBO	FMT CO CUST IRA ROLLOVER	FBO ALLEN R COFFIN	6101 VIRGO CT	BURKE VA 22015		12.87
GOVERNMENT INCOME-SERVICE CLASS	WELLS FARGO BANK NA FBO	RETIREMENT PLAN SVCS	99021667	PO BOX 1533	MINNEAPOLIS MN 55480		59.02
GOVERNMENT INCOME-INST’L CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			99.00
GOVERNMENT INCOME-BLACKROCK CLASS	RALPH D MENDENHALL	35 RED OAK DR	COATESVILLE PA 19320-1261				68.08
GOVERNMENT INCOME-BLACKROCK CLASS		JEFFREY BERMAN	333 E 14TH ST APT 16G	NEW YORK NY 10003-4214			26.09
GOVERNMENT INCOME-BLACKROCK CLASS		GASSIA MANDJIAN	250 GORGE RD APT 23G	CLIFFSIDE PARK NJ 07010-1311			5.83
GOVERNMENT INCOME PORTFOLIO	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			100.000
GOVERNMENT INCOME-CLASS B1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			95.36
GOVERNMENT INCOME-CLASS C1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			97.24
GOVERNMENT INCOME-CLASS R	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			99.57
HIGH YIELD BOND-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.46
HIGH YIELD BOND-INSTITUTIONAL CLASS		SAXON & CO.	FBO 40-40-090-9999464		PO BOX 7780-1888	PHILIDELPHIA PA 19182	65.64
HIGH YIELD BOND-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG 120-2-426	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		82.36
HIGH YIELD BOND-SERVICE CLASS	IBT AS TRUSTEE FOR	HORMEL FOODS CORP PLANS	(BLENDED)		PO BOX 9130	BOSTON MA 02117	5.73
HIGH YIELD BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			45.39
HIGH YIELD BOND-CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			8.11

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
HIGH YIELD BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.	333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001				9.91
HIGH YIELD BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.25
HIGH YIELD BOND-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		9.51
HIGH YIELD BOND-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			12.17
HIGH YIELD BOND-CLASS B	CITIGROUP GLOBAL MARKETS INC.	00122A64294	333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			17.10
HIGH YIELD BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.11
HIGH YIELD BOND-BLACKROCK CLASS		KPMG RETIREMENT PLAN	MASTER TRUST	C/O BANK OF NEW YORK TRUSTEE	ONE WALL STREET	NEW YORK NY 10086	17.62
HIGH YIELD BOND-BLACKROCK CLASS		UNUM PROVIDENT CORPORATION	PENSION EQUITY PLAN	ATTN JULIE JOHNSON	1 FOUNTAIN SQUARE 6N	CHATTANOOGA TN 37402	14.53
HIGH YIELD BOND-BLACKROCK CLASS		SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182		7.18
HIGH YIELD BOND-BLACKROCK CLASS	SAVINGS PLAN FOR EMPLOYEES &	PARTNERS OF PRICE WATERHOUSE	COOPERS LLP	300 MADISON AVE	NEW YORK NY 10017-6232		12.36
HIGH YIELD BOND-BLACKROCK CLASS	RETIREMENT BENEFIT ACCUMULATION	PLAN FOR EMPLOYEES OF PRICE	WATERHOUSE COOPERS LLP	BANK OF NEW YORK AS CUSTODIAN	1 WALL STREET 12TH FLOOR NORTH	NEW YORK NY 10286-0000	7.57
HIGH YIELD BOND - CLASS B1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			88.51
HIGH YIELD BOND - CLASS C1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			93.53
HIGH YIELD BOND - CLASS R	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			96.94
INFLATION PROTECTED BOND - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			86.44
INFLATION PROTECTED BOND - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			81.71
INFLATION PROTECTED BOND - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			49.27
INFLATION PROTECTED BOND - CLASS A	LYONS TOWNSHIP SCHOOL	TREASURERS OFFICE	ROBERT G HEALY TREASURER	930 BARNSDALE RD	LA GRANGE PARK IL 60526-1604		5.62
INFLATION PROTECTED BOND - CLASS A	LYONS TOWNSHIP SCHOOL	TREASURERS OFFICE	ROBERT G HEALY TREASURER	930 BARNSDALE RD	LA GRANGE PARK IL 60526-1604		9.76
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	EASTERN GLOBAL INV TR, LLC NRA - IM		PO BOX 1533	MINNEAPOLIS MN 55480		11.04
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	SCHOENBERG, MATTHEW TR - (STAM) IMA		PO BOX 1533	MINNEAPOLIS MN 55480		14.55
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	SATURNO FOUNDATION		PO BOX 1533	MINNEAPOLIS, MN 55480		25.30
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	SATURNO BROS. ITL ORP FDN		PO BOX 1533	MINNEAPOLIS, MN 55480		18.10

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INFLATION PROTECTED BOND-INST CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		51.91
INFLATION PROTECTED BOND-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			18.94
INFLATION PROTECTED BOND-INST CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2219259	PO BOX 92956	CHICAGO IL 60675		16.86
INFLATION PROTECTED BOND-INST CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO ACCT # 2618275	PO BOX 92956	CHICAGO IL 60675		5.62
INFLATION PROTECTED BOND - BLACKROCK CLASS		SAXON & CO			PO BOX 7780-1888	PHILADELPHIA PA 19182	28.79
INFLATION PROTECTED BOND-BLACKROCK CLASS	BLACKROCK FUNDS INC LLC	CONSERVATIVE PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		16.24
INFLATION PROTECTED BOND-BLACKROCK CLASS	BLACKROCK FUNDS INC LLC	MODERATE PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		32.29
INFLATION PROTECTED BOND-BLACKROCK CLASS	BLACKROCK FUNDS INC LLC	GROWTH PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		18.61
INTERMEDIATE BOND II - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			61.31
INTERMEDIATE BOND II - CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			13.60
INTERMEDIATE BOND II - CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			8.86
INTERMEDIATE BOND II - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			39.90
INTERMEDIATE BOND II - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		10.27
INTERMEDIATE BOND II - CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			11.26
INTERMEDIATE BOND II - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.59
INTERMEDIATE BOND II - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			28.97
INTERMEDIATE BOND II - CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			8.85
INTERMEDIATE BOND II - CLASS A	STATE STREET BANK & TRUST CO	FBO ADP/MSDW ALLIANCE	105 ROSEMONT AVENUE	WESTWOOD MA 02090			13.92
INTERMEDIATE BOND II - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		5.36
INTERMEDIATE BOND II - CLASS A	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			5.66
INTERMEDIATE BOND II-SERVICE CLASS	WELLS FARGO FUNDS MANAGEMENT LLC	EXCLUSIVE BENEFIT OF ITS CUSTOMERS	WELLS FARGO ADVISOR PROGRAM	100 HERITAGE RESERVE	MENOMONEE FALLS WI 53051		17.33
INTERMEDIATE BOND II-SERVICE CLASS	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			81.67
INTERMEDIATE BOND II - INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		58.47

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INTERMEDIATE BOND II - INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		28.45
INTERMEDIATE BOND II - BLACKROCK CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		12.35
INTERMEDIATE BOND II - BLACKROCK CLASS	CITIBANK NA TTEE	NYU HOSPITAL CENTER	RETIREMENT PLAN	ATTN MARIO MORIN	111 WALL ST 14TH FL	NEW YORK NY 10005	14.58
INTERMEDIATE BOND II - BLACKROCK CLASS	THE BANK OF NEW YORK	FBO UNIVERSITY OF ARKANSAS	FOUNDATION	ATTN VIVIAN NAGY	111 SANDERS CREEK PARKWAY	EAST SYRACUSE NY 13057	28.22
INTERMEDIATE BOND II - BLACKROCK CLASS		MAC & CO #MIDF1855282		MUTUAL FUNDS OPERATIONS	PO BOX 3198	PITTSBURGH PA 15230	6.10
INTERMEDIATE BOND II - BLACKROCK CLASS	MORGAN KEEGAN & COMPANY, INC.	FBO 014521351	50 NORTH FRONT STREET			MEMPHIS TN 38103	5.27
INTERMEDIATE GOVERNMENT BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			45.20
INTERMEDIATE GOVERNMENT BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.	333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001				6.55
INTERMEDIATE GOVERNMENT BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			9.51
INTERMEDIATE GOVERNMENT BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			26.39
INTERMEDIATE GOV’T BOND - SERVICE CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		38.98
INTERMEDIATE GOV’T BOND - SERVICE CLASS		SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182		27.45
INTERMEDIATE GOV’T BOND - SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		6.28
INTERMEDIATE GOV’T BOND - SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	POBOX 32760	LOUISVILLE KY 40232-2760		6.51
INTERMEDIATE GOV’T BOND-INST CLASS	SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182	FBO 40-40-090-9999464		76.06
INTERMEDIATE GOV’T BOND-INST CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		12.13
INTERNATIONAL BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			35.79
INTERNATIONAL BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			16.95
INTERNATIONAL BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.74
INTERNATIONAL BOND-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.83
INTERNATIONAL BOND-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			8.98
INTERNATIONAL BOND-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			15.63
INTERNATIONAL BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.95

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INTERNATIONAL BOND-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.63
INTERNATIONAL BOND-SERVICE CLASS	BROWN BROTHERS HARRIMAN & CO	AS CUSTODIAN FOR 4949491	525 WASHINGTON BLVD.	JERSEY CITY, NJ 07310			6.12
INTERNATIONAL BOND-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		19.20
INTERNATIONAL BOND-SERVICE CLASS	STATE STREET BANK	FBO ARKANSAS DIAMOND DEF	COMP PLAN	1 LINCOLN ST	BOSTON MA 02111-0000		7.28
INTERNATIONAL BOND-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	31.46
INTERNATIONAL BOND-SERVICE CLASS	NABANK & CO	PO BOX 2180	TULSA, OK 74101				6.78
INTERNATIONAL BOND-INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		42.45
INTERNATIONAL BOND-INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		12.46
INTERNATIONAL BOND - BLACKROCK CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		14.94
INTERNATIONAL BOND - BLACKROCK CLASS	PERSHING LLC	P.O. BOX 2052	JERSEY CITY, NJ 07303-9998				7.38
INTERNATIONAL BOND - BLACKROCK CLASS	KNOTFLOAT & CO	1200 CROWN COLONY DR	QUINCY MA 02169				19.63
KENTUCKY MUNICIPAL - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			40.39
KENTUCKY MUNICIPAL - CLASS A	UBS FINANCIAL SERVICES INC. FBO	RICHARD E. CHAPMAN	11200 BODLEY DRIVE	LOUISVILLE KY 40223-1386			11.09
KENTUCKY MUNICIPAL - CLASS A	LPL FINANCIAL SERVICES		9785 TOWNE CENTRE DRIVE	SAN DIEGO CA 92121-1968			9.25
KENTUCKY MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		27.05
KENTUCKY MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.69
KENTUCKY MUNICIPAL - CLASS B	NFS LLC FEBO #	ALAN E SHADBURNE	10716 SHELBYVILLE ROAD	LOUISVILLE KY 40243			6.73
KENTUCKY MUNICIPAL - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		81.83
KENTUCKY MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			82.11
KENTUCKY MUNICIPAL - CLASS C	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		16.61
KENTUCKY MUNICIPAL - INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		84.00
KENTUCKY MUNICIPAL - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.94

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
KENTUCKY MUNICIPAL - SERVICE CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		29.09
KENTUCKY MUNICIPAL - SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		70.91
LOW DURATION BOND-BLACKROCK CLASS	THE CHASE MANHATTAN BANK TTEE	GENERAL CABLE CORP/EMPLOYEE	RETIREMENT MASTER TRUST	ATTN GINA LAYNE	3 METROTECH CENTER 6TH FLOOR	BROOKLYN NY 11245	5.65
LOW DURATION BOND-BLACKROCK CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		12.00
LOW DURATION BOND-BLACKROCK CLASS	MASON TENDERS DISTRICT	COUNCIL ANNUITY FUND			520 EIGHTH AVE STE 600	NEW YORK NY 10018	9.00
LOW DURATION BOND-BLACKROCK CLASS	MASON TENDERS DISTRICT	COUNCIL WELFARE FUND			520 EIGHTH AVE STE 600	NEW YORK NY 10018	9.13
LOW DURATION BOND-BLACKROCK CLASS	NEW YORK NURSES	ASSOCIATION BENEFITS FUND			PO BOX 12430	ALBANY NY 12212	9.41
LOW DURATION BOND-BLACKROCK CLASS	LANLEX NO 65 PTY LIMITED	IN LIQUIDATION	ATTN RENI KUMAR-FUND ACCT		GPO BOX 9814	SYDNEY NSW 2001 96 00000	6.10
LOW DURATION BOND-BLACKROCK CLASS	THE METROPOLITAN MUSEUM OF	ART			1000 FIFTH AVE	NEW YORK NY 10028	11.65
LOW DURATION BOND-BLACKROCK CLASS	IOWA STATE UNIVERSITY FOUNDATION	ATTN STACEY HOLZWARTH	IOWA STATE UNIVERSITY	ADVANCEMENT CENTER	2505 UNIVERSITY BLVD PO BOX 2230	AMES IA 50010-2230	5.87
LOW DURATION BOND-BLACKROCK CLASS	CAPINCO	C/O US BANK	PO BOX 1787	MILWAUKEE WI 53201-1787			6.82
LOW DURATION BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			57.23
LOW DURATION BOND-CLASS C	MORGAN STANLEY & CO	HARORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			8.59
LOW DURATION BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.	333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001				7.39
LOW DURATION BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			33.13
LOW DURATION BOND-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		9.66
LOW DURATION BOND-CLASS B	MORGAN STANLEY & CO	HARORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			17.97
LOW DURATION BOND-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.88
LOW DURATION BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			19.10
LOW DURATION BOND-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			13.91
LOW DURATION BOND-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		8.20
LOW DURATION BOND-SERVICE CLASS	MORGAN STANLEY & CO	HARORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			88.32

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
LOW DURATION BOND-INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		31.36
LOW DURATION BOND-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			58.22
LOW DURATION BOND-CLASS C2	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			96.28
LOW DURATION BOND-CLASS C1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			96.57
LOW DURATION BOND - CLASS B2	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			93.24
LOW DURATION BOND - CLASS B1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			89.90
LOW DURATION-CLASS A1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			95.85
MANAGED INCOME-INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		95.70
MANAGED INCOME-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		92.07
MANAGED INCOME-SERVICE CLASS	MARIL & CO FBO 6K	C/O M&I TRUST CO, NA	ATTN MUTUAL FUNDS	11270 WEST PARK PLACE	SUITE 400 - PPW-08-WM	MILWAUKEE WI 53224	6.20
MANAGED INCOME-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.70
MANAGED INCOME-CLASS A	SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182			40.22
MANAGED INCOME-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		27.82
MANAGED INCOME-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			65.66
MANAGED INCOME-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			14.24
MANAGED INCOME-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			31.26
MANAGED INCOME-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		30.40
MANAGED INCOME-CLASS B	JOSEPH M HERMAN	KATHLEEN M HERMAN JTWROS	PO BOX 218	BRIELLE NJ 08730-0000			17.19
OHIO MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			76.60
OHIO MUNICIPAL - CLASS C	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		5.26
OHIO MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			58.81
OHIO MUNICIPAL - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.64
OHIO MUNICIPAL - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.29
OHIO MUNICIPAL - CLASS A	UBS FINANCIAL SERVICES INC. FBO	CATHERINE BITSOFF, TRUSTEE	CATHERINE BITSOFF TRUST		7211 PICKWAY	CINCINNATI OH 45233-4246	6.24
OHIO MUNICIPAL-CLASS A	LPL FINANCIAL SERVICES	A/C 6550-1764	9785 TOWNE CENTER DRIVE	SAN DIEGO CA 92121-1968			5.52

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
OHIO MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		10.32
OHIO MUNICIPAL - CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.00
OHIO MUNICIPAL - SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		97.15
OHIO MUNICIPAL - INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		90.69
OHIO MUNICIPAL - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.82
TOTAL RETURN II - BLACKROCK CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		20.04
TOTAL RETURN II - BLACKROCK CLASS		SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182		20.04
TOTAL RETURN II - BLACKROCK CLASS	NORTHERN TRUST COMPANY AS TTEE FBO	USAA SAVINGS & INVESTMENT PLAN-DIV	PO BOX 92994	CHICAGO IL 60675			6.32
TOTAL RETURN II - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			84.83
TOTAL RETURN II - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			53.45
TOTAL RETURN II - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		8.61
TOTAL RETURN II-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			5.57
TOTAL RETURN II - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			6.25
TOTAL RETURN II - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			17.09
TOTAL RETURN II - CLASS A	SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182			6.44
TOTAL RETURN II - CLASS A	UBS FINANCIAL SERVICES INC. FBO	ADVENTIST HEALTHCARE, INC	INTERMEDIATE SEGMENT ACCOUNT	1801 RESEARCH BLVD.	SUITE 400	ROCKVILLE MD 20850-3184	5.02
TOTAL RETURN II - CLASS A	METLIFE ASSET ALLOCATION PORTFOLIO	2 MONTGOMERY ST	JERSEY CITY NJ 07302-3802				5.40
TOTAL RETURN II - CLASS A	RELIANCE TRUST COMPANY, TRUSTEE	FBO METLIFE NAV PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		9.78
TOTAL RETURN II - SERVICE CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		5.33
TOTAL RETURN II - SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		11.73
TOTAL RETURN II - SERVICE CLASS		SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182		5.33
TOTAL RETURN II - SERVICE CLASS	TAYNIK & CO	C/O INVESTORS BANK & TRUST	PO BOX 9130 FPG90	BOSTON MA 02117-9130			8.67
TOTAL RETURN II - SERVICE CLASS	MASSACHUSETTS MUTUAL LIFE INS CO	1295 STATE STREET N255	SPRINGFIELD MA 01111				19.25
TOTAL RETURN II - INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		50.64
TOTAL RETURN II - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			29.46

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
TOTAL RETURN II - INSTITUTIONAL CLASS	FIDELITY INVESTMENTS	INSTITUTIONAL OP CO INC FIIOC AS	AGENT FOR CERTAIN EMPLOYEE BEN PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-0000		5.80
TOTAL RETURN II-CLASS R	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			78.99
TOTAL RETURN II-CLASS R	MG TRUST COMPANY AS AGENT FOR	FRONTIER TRUST CO AS TRUSTEE	THE NATIONAL MOVE MANAGEMENT 401K P	PO BOX 10699	FARGO ND 58106		21.01

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK STRATEGIC PORTFOLIO I

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BlackRock Strategic Portfolio I (the “Portfolio”) of BlackRock Funds II (the “Fund”). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated January 31, 2008, as amended from time to time (the “Prospectus”). The Prospectus may be obtained from the Fund’s distributor by calling toll-free (800) 441-7762. This Statement of Additional Information is dated January 31, 2008. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus. Certain information contained in the Fund’s annual and semi-annual reports to shareholders are incorporated by reference herein.

The Portfolio was formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”).  On June 8, 2007, the Portfolio became a portfolio of the Fund, a separate Massachusetts business trust.  The Portfolio’s investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial statements and shareholder services are identical to those that existed when the Portfolio was part of the Former Trust, and references to the Fund or a Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Portfolio as part of the Former Trust, respectively.

1

THE FUND

The Fund was organized as a Massachusetts business trust on April 26, 2007, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in 50 investment portfolios, some of which offer multiple classes of shares to investors. For information concerning these other portfolios, contact the Distributor at (800) 441-7762.

INVESTMENT OBJECTIVE AND POLICIES

For a description of the objective and policies of the Portfolio, see “Risk/Return Summary: Investments and Risks” in the Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Portfolio Securities Generally. The investment goal of the Portfolio is to seek to maximize total return through the investment in the portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. The investment objective may be changed by the Fund’s board of Trustees without shareholder approval.

Under normal market conditions, the Portfolio expects to invest a significant portion of its assets in securities denominated in non-U.S. currencies or baskets of non-U.S. currencies. U.S. dollar investments will be used primarily for hedging purposes or for temporary defensive purposes.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments.

The Portfolio may invest in the following types of securities, which may be issued by domestic or non-U.S. entities and denominated in U.S. dollars or non-U.S. currencies:

•                     securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities (U.S. Government Obligations);

•                     obligations issued or guaranteed by a non-U.S. government, or any of its political subdivisions, authorities, agencies or instrumentalities;

•                     obligations of international agencies or supranational organizations;

2

•                     Brady bonds, which are securities issued when sovereign entities exchange existing commercial bank loans for new debt through a restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady;

•                     bank obligations, including certificates of deposit, fixed time deposits, notes and bankers’ acceptances;

•                     corporate debt securities, including convertible securities and corporate commercial paper;

•                     preferred stock;

•                     loan participations;

•                     repurchase agreements;

•                     structured securities;

•                     mortgage-backed and asset-backed securities, which are securities that are secured or backed by residential or commercial mortgages, as well as other assets, such as automobile loans and credit card receivables; and

•                     obligations issued or guaranteed by a state or local government.

These securities may be publicly or privately offered and may have fixed, variable or floating rates of interest.

An investment in the Portfolio is not a deposit of PNC Bank, National Association or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Ratings of Portfolio Securities. The Portfolio generally will invest in securities that are rated investment grade (at least BBB/Baa) by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated by those rating organizations, will be determined by the Portfolio’s adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. In the case of short-term investments, the Portfolio’s assets will be rated in the highest rating category by at least one NRSRO or, if unrated by any NRSRO, will be determined by the adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. Securities rated BBB or Baa are generally considered to be investment grade although they have speculative characteristics. If a security’s ratings are reduced by all rating services below the minimum rating that is permitted for the Portfolio, the adviser will consider whether the Portfolio should continue to hold the security.

Duration. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments of between 0 and 8 years and will invest in securities across the entire maturity spectrum.

3

Other Main Strategies.

All fixed income securities are subject to the risk that as interest rates increase, the value of the securities decrease, and as interest rates decrease, the value of the securities increase. Changes in interest rates generally affect the values of securities with longer maturities more than the values of securities with shorter maturities.

The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts, interest rate caps and floors, and options on fixed income securities, and may enter into interest rate swap transactions. The Portfolio may also engage in non-U.S. currency exchange transactions by means of buying or selling non-U.S. currencies on a spot basis, entering into non-U.S. currency forward contracts and swaps, and buying or selling non-U.S. currency options, non-U.S. currency futures, and options on non-U.S. currency futures. These types of securities collectively are often called derivatives.

The value of fixed income securities held by the Portfolio can generally be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio’s assets will vary based upon the Adviser’s assessments of economic and market conditions. Rising interest rates tend to extend the duration of fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. As stated above, the Portfolio will seek to maintain a duration within broad, though specified, limits. The Portfolio’s duration is a measure of its price sensitivity, including expected cash flows and prepayments on its securities holdings under a wide range of interest rate scenarios. In computing the duration of the Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Adviser may use various techniques to lengthen or shorten the duration of the Portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate futures and related options. There can be no assurance that the Adviser’s estimation of the Portfolio’s duration will be accurate or that the duration of the Portfolio will always be within the limits designated above.

Non-U.S. Investments.  The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

Non-U.S. investments of the Portfolios may include:  (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries subject to the same credit quality restrictions as other investments. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

Subject to the limitation stated above regarding investments in emerging market countries, the Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country. Investments of 25% or more of the Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there

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are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.

Certain Risks of Holdings Fund Assets Outside the United States.  A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher

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operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Sovereign Debt.  The Portfolios that invest in non-U.S. securities may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. As discussed in the Prospectuses, certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures

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governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance.  These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

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Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

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Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.  Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.  There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio.  For example, a Portfolio

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may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.  There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

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Non-Diversified Status. The Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In conformance with applicable tax requirements at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issues (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in any one or more Qualified Publicly Traded Partnerships (see “Taxes”).

Because it can concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of those issuers.

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Loan Participations and Other Structured Securities. The Portfolio may purchase participation interests in debt securities from non-U.S. and domestic financial institutions. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest. The Portfolio intends only to purchase participations from an entity or syndicate, and do not intend to serve as co-lenders in any participations. It is possible that a participation interest might be deemed to be an extension of credit by the Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In that event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.

The Portfolio also may purchase other types of structured securities, including zero coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments, as well as instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

In addition, the Portfolio may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These securities, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). The Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

Because certain of these instruments are leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of certain instruments could limit the amount of appreciation the Portfolio can realize on its investment, could cause the Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information.

Convertible Securities and Preferred Stock. The Portfolio may, from time to time, invest in convertible securities. Convertible securities acquired by the Portfolio may include convertible bonds and convertible preferred stock, and will be subject to the same rating requirements as the Portfolio’s investments in other fixed income securities. The Portfolio ordinarily will sell units of common stock received upon conversion. The Portfolio may also purchase non-convertible preferred stock when deemed to be in furtherance of the Portfolio’s investment objective.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

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Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

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Dollar Roll Transactions. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, the Adviser will designate liquid assets on its books and records in an amount equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Illiquid Securities. Liquidity of a security refers to the ability to easily dispose of it and the price to be obtained, and does not necessarily refer to the likelihood of receipt of principal or interest payments. Illiquid securities may be worth less than comparable, more liquid investments. The Portfolio intends to acquire securities which may be considered illiquid because they are not registered under the federal securities laws, contractual restrictions on transfer apply or they are part of a small issue. The Portfolio may purchase securities offered in private placements or under Rule 144A of the Securities Act of 1933, as amended (the “Act”), which may also be illiquid. If a security is illiquid, the Portfolio may not be able to dispose of it at the time or price which it would like.

The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Short Sales.  The Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.  The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

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A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates.  Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Currency Transactions. The Portfolio may enter into spot and forward non-U.S. currency exchange contracts and currency swaps, and may purchase and sell non-U.S. currency futures contracts, options on non-U.S. currency futures contracts and exchange traded and over-the-counter (“OTC”) options on currencies to hedge the currency exchange risk associated with its assets or obligations denominated in non-U.S. currencies or baskets of non-U.S. currencies. The Portfolio may also engage in proxy hedging transactions. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. There is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

In addition, subject to the limitation on non-U.S. currency exposure stated above, the Portfolio may enter into currency transactions to seek to increase total return when the Adviser believes the transactions are in furtherance of the Portfolio’s investment objective. In connection with their currency transactions, the Portfolio will segregate cash, U.S. Government securities or other liquid assets, or will otherwise cover their position in accordance with the applicable requirements of the SEC.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to the Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

The Portfolio may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include spot and forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may enter into over-the-counter currency transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of “A” by S&P or Moody’s, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by BlackRock Financial Management, Inc. (“BlackRock” or the “Adviser”).

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The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. For example, the Portfolio may hold both Canadian government bonds and Japanese government bonds, and the Adviser may believe that Canadian dollars will deteriorate against Japanese Yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese Yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese Yen relative to the U.S. dollar.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio’s securities are or are expected to be denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. Whenever the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements of the SEC.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at an institution based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Repurchase Agreements. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller’s agreement to repurchase such securities at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

The Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties, and therefore, the Portfolio may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Portfolio’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the

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Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Insured Municipal Bonds.  Bonds purchased by the Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures.  Either the issuer of the bond or the Portfolio purchases the insurance.  Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments.  However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value.  Also, the Portfolio cannot be certain that any insurance company does not make these payments.  In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield.  The Portfolio seeks to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s.  However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds.  If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money. The Portfolio may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

The Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio’s agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, the Adviser will designate liquid assets on its books and records in an amount at least equal to the repurchase price. Borrowings may be made through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio will use proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolio’s investment guidelines. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. The Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The use of these techniques to borrow money may be regarded as leveraging and, therefore, speculative. In these transactions, there is a risk that the interest income earned on the proceeds of the transaction will be less than the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the transaction.

Tender Option Bonds.  The residual interest municipal tender option bonds in which the Portfolios may invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate municipal obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the municipal obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the municipal obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional municipal obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

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A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the municipal obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the municipal obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the municipal obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the municipal obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the municipal obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the municipal obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the municipal obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Tender option bonds (including residual interests thereon) are excluded from this 10% limitation. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

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With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Preferred Securities. The Portfolio may invest in preferred securities. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. The Portfolio may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

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Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of the Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

Corporate and Bank Obligations. The Portfolio may invest in debt obligations of domestic or non-U.S. corporations and banks. Bank obligations may include certificates of deposit, notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk. Although the Portfolio’s adviser will normally attempt to structure the Portfolio to have a duration as stated in the Prospectus, there can be no assurance that it will be able to do so at all times.

Mortgage Related and Asset-Backed Securities. The Portfolio may make investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security

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subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. See “Interest Rate and Extension Risk” above.

Any investments the Bond Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

The Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Portfolio.

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There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are

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junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Portfolio does not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

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TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

U.S. Government Obligations. Treasury obligations may differ in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolio include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee

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Valley Authority, and Washington D.C. Armory Board. The Portfolio may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the World Bank, which are charted to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Municipal Obligations. When deemed advisable by the Adviser, the Portfolio may invest in obligations issued by a state or local government (“Municipal Obligations”). The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolio that are derived from income earned on Municipal Obligations will not be tax-exempt. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the

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bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, the Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Portfolio may purchase commercial paper rated in one of the highest rating categories of an NRSRO. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Investment Grade Debt Obligations. The Portfolio invests in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Corporate Loans.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed.  By investing in a corporate loan, the Portfolio may become a member of the syndicate.  The corporate loans in which the Portfolio invests are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Brady Bonds. The Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the

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same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

When-Issued Purchases and Forward Commitments. The Portfolio may enter into “when-issued” and “forward” commitments, including “TBA” (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When the Portfolio agrees to purchase securities on this basis, the Adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio commitments to the extent required by SEC guidelines. It may be expected that the market value of the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

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When the Portfolio engages in when-issued, TBA and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Derivatives.  The Portfolio may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts. The Portfolio may write (i.e. sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or cross-hedging, or for the purpose of earning additional income which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, financial instruments, non-U.S. currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the Adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account on the Adviser’s books and records to the extent required by SEC guidelines.

When the Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes a put option, in return for the receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in

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the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities (or currencies) and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts. Futures contracts obligate the Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio’s position in a futures contract or related option, the Adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

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The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolio are operated by persons who have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

The Portfolio’s use of derivatives and currency transactions may reduce returns and/or increase volatility.

These instruments are further described in Appendix B to this Statement of Additional Information.

Options on GNMA Certificates. The Portfolio may invest in options on GNMA Certificates.  The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When the Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Credit Default Swaps. To the extent consistent with their investment strategies, the Portfolio may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolio’s limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Taxability Risk.  The Portfolio intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes.  Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Portfolio’s acquisition of the securities.  In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected.  In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portfolio’s shareholders to increased Federal income tax liabilities.  If the interest paid on any tax-exempt or municipal security held by the Portfolio is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable.  In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities.  Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio.  In particular, a case currently pending before the U.S. Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

Securities Lending. The Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by

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the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as securities lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Portfolio’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolio may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch Investor Services, Inc. (“Fitch”) and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Interest Rate Transactions, Currency Swaps and Swaptions. The Portfolio may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

The Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

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Investment in Other Investment Companies. The Portfolio may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates), subject to applicable law, including investments in Exchange Traded Funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. As with other investments, investment in other investment companies are subject to market and selection risk. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates). These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

CERTAIN MERRILL LYNCH EXEMPTIVE ORDERS

The Fund and the Adviser and its affiliates are now operating under two exemptive orders that were previously issued to Merrill Lynch and/or its affiliates (collectively, “Merrill Lynch” or “Investment Advisers”). The first exemptive order, issued on January 5, 1987, permits certain Merrill Lynch tax-exempt funds to conduct principal transactions with a Merrill Lynch broker-dealer affiliate in the secondary market or in fixed price dollar offerings not involving underwriting syndicates with respect to short-term tax-exempt securities (including municipal securities), subject to certain conditions including: (i) purchase or sale transactions may be conducted only in short-term tax-exempt securities having one of the two highest investment grade ratings from at least one nationally recognized rating agency; (ii) for solicited secondary market transactions, a determination is required, based upon the information available to a Fund and the Adviser or, that the price available from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is “better than” the prices available from other sources; (iii) MLPF&S’s spread will be no greater than its customary dealer spread and will be consistent with the average spread charged by underwriters or dealers in Short-Term Tax-Exempt Securities for the type of security and size of transaction involved; and (iv) Merrill Lynch will have no involvement in proposed transactions and will not attempt to influence or control the placing by the Funds or Investment Advisers of orders with MLPF&S.

INVESTMENT RESTRICTIONS

The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

The Portfolio may not:

(1)                                  Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) securities issued or guaranteed by non-U.S. governments are not considered to belong to a particular industry.

(2)                                  Issue senior securities (including borrowed money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment

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transactions, dollar rolls, option and futures transactions, currency transactions and similar investment strategies. The Portfolio’s obligations under interest rate and currency swaps are not treated as senior securities.

(3)           Makes loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Objective and Policies - Securites Lending” above.

(4)           Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

(5)           Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(6)           Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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TRUSTEES AND OFFICERS

THE FUND

The Board of Trustees of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees.

The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board compensation, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding noninterested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on, and where appropriate recommend, policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John F. O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves

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as an interested Director. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agree-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee.  The Audit Committee met 5 times in the last fiscal year.  The Governance and Nominating Committee met 4 times in the last fiscal year. The Compliance Committee met 4 times in the last fiscal year. The Valuation and Pricing Committee met 4 times in the last fiscal year.  The Performance Review Committee met 3 times in the last fiscal year.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees:

James H. Bodurtha (1944)(c)	Trustee	Trustee since 2002

Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey (a law firm) from 1980 to 1993.

				37 registered investment companies consisting of 103 portfolios	None

Bruce R. Bond (1946)	Trustee	Trustee since 2007

Trustee and Member of the Governance Committee, State Street Research mutual funds (“SSR Funds”) from 1997 to 2005; Board Member of Governance, Audit and Finance Committee of Avaya Inc. (computer equipment) from 2003 to 2007.

				37 registered investment companies consisting of 103 portfolios	Avaya, Inc. (information technology)

Donald W. Burton (1944)	Trustee	Trustee since 2007

Managing General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.

				37 registered investment companies consisting of 103 portfolios	Knology, Inc. (telecommuni-cations); Capital Southwest (financial)

Honorable Stuart E. Eizenstat (1943)(d)	Trustee	Trustee since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; Advisory Board Member of the Coca Cola Company (beverage) since 2002; Advisory Board Member of BT Americas (telecommunications) since 2004; Member of the Board of Directors of Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board of GML (energy) since 2003; Deputy Secretary of the Treasury from 1999 to 2001; Under Secretary of State for Economic, Business and Agricultural Affairs from 1997 to 1999; Under Secretary of Commerce for International Trade from 1996 to 1997; U.S. Ambassador to the European Union  from 1993 to 1996.

				37 registered investment companies consisting of 103 portfolios	UPS Corporation (delivery service)

Kenneth A. Froot (1957)	Trustee	Trustee since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	37 registered investment companies consisting of 103 portfolios	None

Robert M. Hernandez (1944)(e)	Trustee	Trustee since 2007	USX Corporation (a diversified company principally engaged in energy and steel business),	37 registered investment companies consisting of	ACE Limited (insurance company); Eastman

36

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
			Director from 1991 to 2001; and Vice Chairman and Chief Financial Officer from 1994 to 2001; Executive Vice President - Accounting and Finance and Chief Financial Officer thereof from 1991 to 1994.	103 portfolios	Chemical Company; RTI International Metals, Inc. (metal); Tyco Electronics (electronics)

John F. O’Brien (1943)	Trustee	Trustee since 2007

President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002 and Director of various other Allmerica Financial companies until 2002; Director from 1989 to 2006, Member of the Governance Nominating Committee from 2004 to 2006, Member of the Compensation Committee from 1989 to 2006 and Member of the Audit Committee from 1990 to 2004 of ABIOMED; Director, Member of the Governance and Nomination Committee and Member of the Audit Committee of Cabot Corporation since 1990; Director and Member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 1996; Trustee of the Woods Hole Oceanographic Institute since 2003. Director, Ameresco, Inc. (Energy Solutions Consulting & Engineering) since 2006. Director, Boston Lyric Opera since 2002.

				37 registered investment companies consisting of 103 portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo (1942)	Trustee	Trustee since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (a law firm) since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly and Ramo, Attorneys at Law P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute from 2004 to 2007 and President elect, 2007.

				37 registered investment companies consisting of 103 portfolios	None

Jean Margo Reid (1945)	Trustee	Trustee since 2007

Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.

				37 registered investment companies consisting of 103 portfolios	None

David H. Walsh (1941)(f)	Trustee	Trustee since 2007

Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities therewith from 1973 to 1992; Director, Massachusetts Audubon Society from 1990 to 1997; Director, The National Audubon Society from 1998 to 2005; Director, The American Museum of Fly Fishing since 1997.

				37 registered investment companies consisting of 103 portfolios	None

37

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Fred G. Weiss (1941)(g)	Trustee	Trustee since 2007

Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, Watson Pharmaceutical, Inc. (pharmaceutical company) since 1999; Director of Osmotica Holdings Corp. (a drug delivery technology company) since 2003; Director of KIMC Investments, Inc. dba MedVance Institute (a chain of for-profit allied health training schools) since 2003.

				37 registered investment companies consisting of 103 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company).

Richard R. West (1938)	Trustee	Trustee since 2007	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	37 registered investment companies consisting of 103 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Interested Trustees:

Richard S. Davis (1945)(h)	Trustee	Trustee since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman SSR Realty from 2000 to 2004.

				184 registered investment companies consisting of 289 portfolios	None

Laurence D. Fink (1952)(i)	Trustee	Trustee since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

				37 registered investment companies consisting of 103 portfolios	BlackRock, Inc.

Henry Gabbay (1947)(j)	Trustee	Trustee since 2007

Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc. from 1989 to June, 2007; Chief Administrative Officer, BlackRock, Inc. from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.

				183 registered investment companies consisting of 290 portfolios	None

38

(a)	Unless otherwise indicated, the address of each Trustee is 40 East 52nd Street, New York, NY 10022.

(b)

Each Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 72.

(c)	Chairman of the Compliance Committee.

(d)	Chairman of Governance and Nominating Committee.

(e)	Chairman of the Board of Trustees.

(f)	Chairman of the Performance Oversight Committee.

(g)	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

(h)	Mr. Davis is an interested person of the Trust due to his position at BlackRock, Inc.

(i)	Mr. Fink is an interested person of the Trust due to his position at BlackRock, Inc.

(j)	Mr. Gabbay is an interested person of the Trust due to his ownership of BlackRock, Inc. and PNC Financial Services Group securities.

Certain biographical and other information relating to the officers of the Fund, is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive Officer since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Vice President and Secretary of IQ Funds since 2004.

				195 registered investment companies consisting of 303 portfolios	None

Anne Ackerley (1962)	Vice President	Vice President since 2007

Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Operating Officer, Public Finance Group from 1995 to 1997, and First Vice President, Emerging Markets Fixed Income Research from 1994 to 1995, Merrill Lynch & Co., Inc.

				185 registered investment companies consisting of 293 portfolios	None

Howard Surloff (1965)	Secretary	Secretary since 2007	Managing Director of BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc since 2006; General Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	185 registered investment companies consisting of 293 portfolios	None

Brian P. Kindelan (1959)	Chief Compliance Officer	Chief Compliance Officer since 2007

Managing Director and Senior Counsel since January 2005, Director and Senior Counsel from 2001 to 2004 and Vice President and Senior Counsel from 1998 to 2000, BlackRock, Inc.; Senior Counsel, PNC Bank Corporation from May 1995 to April 1998.

				185 registered investment companies consisting of 293 portfolios	None

Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007	Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006; Senior Vice President and Line of Business Head, Fund Accounting and Administration,	185 registered investment companies consisting of 293 portfolios	None

39

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
PFPC Inc. from 1992 to 2006.

Jay M. Fife (1970)	Treasurer	Treasurer since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. since 2006; Assistant Treasurer of the funds advised by MLIM or its affiliates from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

				185 registered investment companies consisting of 293 portfolios	None

(a)	Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.

(b)	Each officer is elected by and serves at the pleasure of the Board of Trustees of the Trust.

Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Trustee*	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees:
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	Over $100,000
Henry Gabbay	None	Over $100,000
Non-Interested Trustees:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	None
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	None
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	Over $100,000

*

With the exception of Mr. Bodurtha, Mr. Froot and Ms. Cooper Ramo, each of the non-interested Trustees assumed office on November 1, 2007. The Trustees anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

Trustees of the Fund are eligible purchase Institutional shares of the Fund.

As of December 7, 2007, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

40

Compensation of Trustees

Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

The following table sets forth the compensation earned by the non-Interested Trustees for the fiscal year ended September 30, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name(a)	Compensation from the Trust(g)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds	Number of BlackRock-Advised Funds and Portfolios (as of December 31, 2007)
James H. Bodurtha (b)	None	None	$296,015	37 registered investment companies consisting of 57 portfolios
Bruce R. Bond	$551	None	$225,261	2 registered investment companies consisting of 52 portfolios
Donald W. Burton	None	None	$158,792	21 registered investment companies consisting of 38 portfolios
Stuart E. Eizenstat (c)	$542	None	$226,015	2 registered investment companies consisting of 52 portfolios
Kenneth A. Froot	None	None	$250,136	37 registered investment companies consisting of 57 portfolios
Robert M. Hernandez (d)	$556	None	$234,942	2 registered investment companies consisting of 52 portfolios
John F. O’Brien	None	None	$158,792	21 registered investment companies consisting of 38 portfolios
Roberta Cooper Ramo	None	None	$250,136	37 registered investment companies consisting of 57 portfolios
Jean Margo Reid	None	None	$171,433	47 registered investment companies consisting of 49 portfolios
David H. Walsh (e)	None	None	$162,958	21 registered investment companies consisting of 38 portfolios

41

Fred G. Weiss (f)	None	None	$183,160	21 registered investment companies consisting of 38 portfolios
Richard R. West	None	None	$171,433	47 registered investment companies consisting of 49 portfolios

(a)	Each of the non-interested Trustees assumed office on November 1, 2007.

(b)	Chairman of the Compliance Committee.

(c)	Chairman of the Governance and Nominating Committee.

(d)	Chairman of the Board of Trustees.

(e)	Chairman of the Performance Oversight Committee.

(f)	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

(g)	For the fiscal year ended September 30, 2007, the Trust paid aggregate compensation of $3,528 to all the Trustees then holding such office.

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SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICE ARRANGEMENTS

Advisory Agreement. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of PNC Bank Corp., and the fees received by it for such services are described in the Prospectus. For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio’s average daily net assets. From time to time, the Adviser may waive some or all of its advisory fee from the Portfolio.

43

Under the Advisory Agreement, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreement. Under the Advisory Agreement, BlackRock is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. The Advisory Agreement is terminable as to the Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the

44

Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock as the case may be. BlackRock may also terminate their advisory relationship with respect to the Portfolio on 60 days’ written notice to the Fund.

For the period from October 1, 2006, to September 30, 2007, BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $141,482 in expenses.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $149,319 in expenses.

For the period from October 1, 2004 to September 30, 2005, BlackRock Strategic Portfolio I paid no advisory fees, and BlackRock waived $139,505 in expenses.

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement. The Fund has entered into an Administration Agreement with BAI, whose principal business offices are located at 40 E. 52nd Street, New York, New York, 10022, and PFPC (the “Administration Agreement”). PFPC, whose principal business offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in the Portfolio’s shares; review and provide advice with respect to communications for the Portfolio’s shares; monitor the investor programs that are offered in connection with the Portfolio’s shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio’s shares; and provide certain other services required by the Fund.

BAI is responsible for: the supervision and coordination of the performance of the Fund’s service providers; the negotiation of service contracts and arrangements between the Fund and its service providers; acting as liaison between the trustees of the Fund and the Fund’s service providers; and providing ongoing business management and support services in connection with the Fund’s operations.

As compensation for these services, BAI and PFPC (collectively, the “Administrators”) are entitled to receive a combined fee, computed daily and payable monthly, at the maximum annual aggregate rate of .10% of the first $500 million of the Portfolio’s average daily net assets, .08% of the next $500 million of the Portfolio’s average daily net assets, and .06% of the Portfolio’s average daily net assets in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from the Portfolio and may voluntarily reimburse the Portfolio for expenses.

The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from

45

willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.

For the period from October 1, 2006, to September 30, 2007, BlackRock Strategic Portfolio I paid $29,719 in administrative fees to the Administrators, and the Administrators waived $41,022 in fees.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid $104,374 in administrative fees to the Administrators, and the Administrators waived $64,147 in fees.

For the period from October 1, 2004 to September 30, 2005, BlackRock Strategic Portfolio I paid $160,431 in administrative fees to the Administrators, and the Administrators waived $107,497 in fees.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2007, the Fund reimbursed BlackRock $703,629 pursuant to the Agreement.

Custodian and Transfer Agency Agreements. PFPC Trust Company (“PTC”), an affiliate of BlackRock, whose principal business address is 8800 Tinicum Boulevard, Philadelphia, PA 19153, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for the Portfolio and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC is entitled to receive a fee which is calculated based upon the Portfolio’s average gross assets as follows: .005% of the first $400 million of each Portfolio’s average gross assets, .004% of the next $1.6 billion of each Portfolio’s average gross assets,

46

and .003% of each Portfolio’s average gross assets in excess of $2.00 billion, with a minimum monthly fee of $1,000 per investment portfolio. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PFPC receives per account and transaction fees and disbursements.

Distributor. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business office is 760 Moore Road, King of Prussia, PA 19406. The Distributor is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay the Distributor and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. Currently, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a

47

majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan. However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organizations involved, and may be different for different Service Organizations. The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable regulations of the Financial Industry Regulatory Authority (“FINRA”), the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the Fund and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the Fund.

In lieu of payments pursuant to the foregoing formula, BDI, BlackRock or their affiliates may make payments to the above-named Service Organizations of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formula, and make similar payments to other Service Organizations.

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If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about such payments.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid at ..20% of the net assets of the Portfolio.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with USB AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain jurisdictions. Payments made pursuant to the UBS AG agreement may be made in connection with the sale and distribution of Fund shares. The level of payments for made to UBS AG for the sale and distribution of Fund shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in Equity Portfolios of BlackRock funds and 0.15% of the assets attributable to UBS AG invested in Bond Portfolios of BlackRock funds. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies. The Proxy Voting Policy is attached as Appendix C

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Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.      Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.      Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in the Portfolio as of a specific date.

(1)	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

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1.      Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.      Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements.  As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.             Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.             PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.             PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.             Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.             Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.             Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance and Informa/PSN Investment Solutions

7.             Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.             Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/ Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

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PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2007, Andrew Gordon managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$1.9 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	35	$8.2 billion	2	$934 million
Other Accounts	112	$41.6 billion	23	$5.6 million

As of September 30, 2007, Stuart Spodek  managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	13	$5.6 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	14	$5.7 billion	5	$2.6 billion
Other Accounts	142	$42.3 billion	19	$9.3 billion

As of September 30, 2007, Scott Thiel managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$951 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	28	$8.9 billion	2	$7 billion
Other Accounts	151	$41.8 billion	26	$5.3 billion

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted Messrs. Gordon, Thiel and Spodek currently manage certain accounts that are subject to performance fees. In addition, Messrs. Gordon, Thiel and Spodek assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include

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a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock (“LTIP awards”). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock (“LTIP II awards”). Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including each portfolio manager, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards —Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Each portfolio manager has been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.   Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio Managed	Benchmarks Applicable to Each Manager
Andrew Gordon	Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, MSCI All Country World Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Stuart Spodek	Strategic Portfolio I	None

Scott Thiel	Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

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The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

As of September 30, 2007, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities of the Portfolio Owned(1)
Andrew Gordon	Strategic Portfolio I	None
Stuart Spodek	Strategic Portfolio I	None
Scott Thiel	Strategic Portfolio I	None

(1)	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance

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compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”). In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices

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through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

Portfolio Turnover Rates. The Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Adviser expects to allocate a portion of its separate account clients’ portfolios to the Portfolio when it believes that the securities in which the Portfolio invest present favorable risk-reward characteristics. During other periods, investments by the separate accounts in the Portfolio may be redeemed. This activity may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolio. As of the date of this Statement of Additional Information, under normal market conditions the annual portfolio turnover rate of the Portfolio is not expected to exceed 400%.

It is expected that under normal market conditions the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

For the period from October 1, 2006 to September 30, 2007, BlackRock Strategic Portfolio I paid $9,047.67 brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 40%.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid $12,009 in brokerage commissions. For that period, BlackRock Strategic Portfolio I had the portfolio turnover rate of 156%.

For the period from October 1, 2003, to September 30, 2004, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had the portfolio turnover rate of 203%.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2007, the Portfolio held no such securities.

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Other Potential Conflicts of Interest

Potential Conflicts of Interest

Activities of the BlackRock Financial Management, Inc., BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1.357 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When BlackRock Financial Management, Inc. and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

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Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by BlackRock Financial Management, Inc. and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock Financial Management, Inc., and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock Financial Management, Inc. and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock Financial Management, Inc. may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). BlackRock Financial Management, Inc. will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock Financial Management, Inc. will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock Financial Management, Inc. in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock Financial Management, Inc. are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock Financial Management, Inc. may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure

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that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock Financial Management, Inc. and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock Financial Management, Inc. may select brokers (including, without limitation, Affiliates of BlackRock Financial Management, Inc.) that furnish BlackRock Financial Management, Inc., the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock Financial Management, Inc.’s view, appropriate assistance to BlackRock Financial Management, Inc. in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter

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transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; and research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that BlackRock Financial Management, Inc. may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock Financial Management, Inc. receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock Financial Management, Inc. believes are useful in their investment decision-making process. BlackRock Financial Management, Inc. may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, BlackRock Financial Management, Inc. is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock Financial

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Management, Inc. may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock Financial Management, Inc., its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of BlackRock Financial Management, Inc. that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and BlackRock Financial Management, Inc. each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock Financial Management, Inc. and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or BlackRock Financial Management, Inc. by the Commission. These transactions would be effected in circumstances in which  BlackRock Financial Management, Inc. determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

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From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock Financial Management, Inc. may not initiate or recommend certain types of transitions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock Financial Management, Inc. on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock Financial Management, Inc. on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock Financial Management, Inc., in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including BlackRock Financial Management, Inc., in addition to those described in this section, may give rise to additional conflicts of interest.

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PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at the Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Payment for shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio’s net asset values. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the

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Prospectus from time to time. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

VALUATION OF PORTFOLIO SECURITIES

Expenses. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

The expense ratios of the Portfolio can be expected to be higher than those of portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, including higher investment research costs, higher non-U.S. custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Valuation. Valuation of securities held by the Portfolio is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on

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days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available. Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation. For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. For certain non-U.S. securities, a third party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors may wish to consult their tax advisers with specific reference to their own tax situation.

The Portfolio has elected to be taxed, and intends to qualify each year, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally is exempt from U.S. federal income tax on its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income (the “Income Requirement”) from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies, or from other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investment in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other

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issuers (as to which the Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Distributions by the Portfolio of investment company taxable income will be taxable to shareholders as ordinary dividend income (to the extent paid out of its current or accumulated earning and profits) and (if designated by the Portfolio) will qualify (provided holding period and other requirements are met by both the Portfolio and the shareholder) (i) for the dividends-received deduction in the case of corporate shareholders to the extent the Portfolio’s income consists of dividends from U.S. corporations and, (ii) effective for taxable years beginning on or before December 31, 2010, as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Portfolio receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to the Portfolio’s expected investments, distributions generally will not be eligible for the dividends-received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals.

The Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

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Distributions by the Portfolio that do not constitute ordinary income dividends, qualified dividend income, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder generally will recognize gain or loss on the sale, exchange or redemption of the Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of the Portfolio’s shares, held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to

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“mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

The Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by the Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, the Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the Portfolio consists of stocks or securities of foreign corporations, it may elect to “pass through” to the

69

Portfolio’s shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

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Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made by the Portfolio each year.

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The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

ADDITIONAL INFORMATION CONCERNING SHARES

Each share of the Portfolio has a par value of $.001, represents a pro rata interest in the Portfolio with each other share of the same class and is entitled to the dividends and distributions earned on the Portfolio’s assets as are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by investment portfolio or class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act).

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

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The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund.

The Fund’s Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

MISCELLANEOUS

Counsel. The law firm of Willkie Fair & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund’s counsel.

Independent Registered Public Accountants. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Funds’ independent registered public accountant.

Shareholder Ownership. The name, address and percentage ownership of each person that on December 31, 2006, owned of record or beneficially 5% or more of the outstanding shares of the Portfolio which had commenced operations as of that date was as follows:

On December 31, 2007, Merrill Lynch Pierce Fenner, Attn: Stock Powers, which has its principal offices at 4800 E Deerlake Drive, 3rd Floor, Jacksonville FI, 32246-6484 held of record approximately 23.371% of the Fund’s outstanding shares.

On December 31, 2007, PNC Bank, Saxon & Company, which has its principal offices at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, held of record approximately 26.264% of the Fund’s outstanding shares. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Service Group, Inc., a publicly-held bank holding company.

Institutional Shares – The Doctors Company (TDC), An Insurance Exchange, c/o BlackRock Financial Mgmt., Attn: Craig Altholz, 17th Floor, 40 E. 52nd St., New York, NY 10022, 27.32%; Arkansas Teacher Retirement System (ATRS), Attn: Marla Palmer, 1400 W. Third, Little Rock, AR 72201, 19.99%; Federated Dept. Stores (FDS), c/o BlackRock Financial Mgmt., Attn: Craig Altholz, 17th Floor, 40 E. 52nd St., New York, NY 10022, 8.28%; Ross & Laurie Garber, 101 Pascal Lane, Austin, TX 78746, 10.03%.

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Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a “majority of the outstanding shares” means, with respect to the approval of the Portfolio’s investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

FINANCIAL STATEMENTS

The audited financial statements for BlackRock Strategic Portfolio I contained in its Annual Report to Shareholders for the period ended September 30, 2007 (the “2007 Annual Report”), as filed on the Fund’s most recent Form N-CSR, are incorporated by reference in this Statement of Additional Information. No other parts of the 2007 Annual Report are incorporated by reference herein. The financial statements included in the 2007 Annual Report as filed on the Fund’s most recent Form N-CSR, have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP, as filed on the Fund’s most recent Form N-CSR, is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 2007 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be directed to BlackRock at 212-754-5560.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the “investment grade” ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

A-1

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the “investment grade” ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

A-2

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1 and Baa1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

A-3

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the highest rating used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the highest rating by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

A-4

APPENDIX B

The Portfolio may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables the Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

Margin

If the Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to the Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

The Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of the Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of the Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If the Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract the Portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

Appendix C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients.  BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6)  The Committee is comprised of senior

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

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members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.              Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider.  Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

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To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services.  BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role.  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

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II.  Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).  BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client.  If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a

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“BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•                  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients.  The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•                  if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

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III.           Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•  have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•  voted to implement or renew a “dead-hand” poison pill

•  ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•  failed to act on takeover offers where the majority of the shareholders have tendered their shares

•  are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•  on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•  sit on more than six boards of public companies

A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

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A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

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B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•  auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•  auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•  on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

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C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

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IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

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D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

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E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

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F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

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G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•   have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•   ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•   are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•   on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

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H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required reports on:

•     environmental liabilities;

•     bank lending policies;

•     corporate political contributions or activities;

•     alcohol advertising and efforts to discourage drinking by minors;

•     costs and risk of doing business in any individual country;

•     involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

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Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11)  Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

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